UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3010

Fidelity Advisor Series VII
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2007

Item 1. Reports to Stockholders

Fidelity Advisor

Focus Funds®

Class A, Class T, Class B and Class C

Biotechnology

Communications Equipment (formerly Developing Communications)

Consumer Discretionary (formerly Consumer Industries)

Electronics

Energy (formerly Natural Resources)

Financial Services

Health Care

Industrials (formerly Cyclical Industries)

Technology

Utilities (formerly Telecommunications
& Utilities Growth)

Annual Report

July 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>
Biotechnology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Communications Equipment	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Consumer Discretionary	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Electronics	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Energy	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Financial Services	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Health Care	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Industrials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Technology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Utilities	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Notes to Shareholders:

Effective October 1, 2006, Fidelity restructured the Advisor Focus Funds product line. The restructuring aligned the funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the funds generally align under seven sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Energy, Financials, Health Care, Industrials, Information Technology and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For Advisor Communications Equipment Fund (formerly Advisor Developing Communications Fund), Advisor Consumer Discretionary Fund (formerly Advisor Consumer Industries Fund), Advisor Energy Fund (formerly Advisor Natural Resources Fund), Advisor Industrials Fund (formerly Advisor Cyclical Industries Fund), and Advisor Utilities Fund (formerly Advisor Telecommunications & Utilities Growth Fund), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held in September 2006. All the funds adopted new benchmark indexes from MSCI. Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

Changes for each fund are described in detail below.

Advisor Biotechnology Fund

The fund is now benchmarked to the MSCI US Investable Market Biotechnology Index.

Advisor Communications Equipment Fund (formerly Advisor Developing Communications Fund)

Shareholders approved modifying the fund's policies so that it invests primarily in companies engaged in the development, manufacture or sale of communications equipment, rather than communications services companies. The fund is now benchmarked to the MSCI US Investable Market Communications Equipment Index.

Advisor Consumer Discretionary Fund (formerly Advisor Consumer Industries Fund)

Shareholders approved narrowing the fund's policies to focus on companies engaged in the manufacture and distribution of consumer discretionary products and services. Consumer discretionary companies are a subset of the broader consumer industries sector, which is generally made up of consumer discretionary and consumer staples companies. The fund is now benchmarked to the MSCI US Investable Market Consumer Discretionary Index.

Advisor Electronics Fund

The fund is now benchmarked to the MSCI US Investable Market Semiconductors & Semiconductor Equipment Index.

Advisor Energy Fund (formerly Advisor Natural Resources Fund)

Shareholders approved narrowing the fund's policies to focus on energy and to exclude industrial or agricultural materials and unfinished goods. Energy companies are a subset of the broader natural resources sector, which is generally made up of energy and materials companies. The fund is now benchmarked to the MSCI US Investable Market Energy Index.

Advisor Financial Services Fund

The fund is now benchmarked to the MSCI US Investable Market Financials Index.

Advisor Health Care Fund

The fund is now benchmarked to the MSCI US Investable Market Health Care Index.

Advisor Industrials Fund (formerly Advisor Cyclical Industries Fund)

Shareholders approved narrowing the fund's policies to invest primarily in companies engaged in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. The industrials and materials industries are considered subsets of the cyclical industries sector. The fund is now benchmarked to the MSCI US Investable Market Industrials Index.

Advisor Technology Fund

The fund is now benchmarked to the MSCI US Investable Market Information Technology Index.

Advisor Utilities Fund (formerly Advisor Telecommunications & Utilities Growth Fund)

Shareholders approved narrowing the fund's policies to focus on utilities and to exclude telecommunications. The fund is now benchmarked to the MSCI US Investable Market Utilities Index, generally emphasizing power and gas utilities and not telephone companies and telecommunications utilities.

Annual Report

Advisor Biotechnology Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	0.06%	9.19%	-5.65%
Class T (incl. 3.50% sales charge)	2.25%	9.44%	-5.55%
Class B (incl. contingent deferred sales charge) B	0.52%	9.43%	-5.51%
Class C (incl. contingent deferred sales charge) C	4.52%	9.70%	-5.51%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Biotechnology Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Advisor Biotechnology Fund

Management's Discussion of Fund Performance

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Advisor Biotechnology Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

During the past year, the fund's Class A, Class T, Class B and Class C shares advanced 6.17%, 5.96%, 5.52% and 5.52%, respectively (excluding sales charges), handily beating the 1.00% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Biotechnology Index and also topping the 2.06% return of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Health Care Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months 1. During the same 12-month period, the fund trailed the S&P 500. The fund lagged the Goldman Sachs index during the first two months of the period. A substantial overweighting in biotechnology - together with unrewarding stock selection in that group - accounted for much of the shortfall. An underweighting and lackluster picks in pharmaceuticals were detrimental as well. Offsetting some of the negative impact was our underweighting in the weak-performing health care equipment group. Among individual holdings, biotech stock Celgene detracted from performance, as investors worried - unnecessarily, as it turned out - about a potential slowdown in the sales of Revlimid, the company's recently approved treatment for multiple myeloma, a type of blood cancer. Other detractors included Amylin Pharmaceuticals and Pfizer. Conversely, Gilead Sciences was a strong contributor, as the company reached an agreement with co-developer Bristol-Myers Squibb to market HIV drug Atripla in Canada. Avoiding Medtronic, a maker of cardiac defibrillators, was helpful as well. During the period's final 10 months, the fund beat the MSCI index. Stock selection in the fund's core biotechnology area added the most to performance, with an additional boost provided by effective picks in pharmaceuticals. Significantly underweighting major index constituent Amgen helped, as the stock struggled due to some safety concerns about Aranesp, the company's top-selling drug, which is used to treat kidney-related disease and chemotherapy-induced anemia. Other contributors were New River Pharmaceuticals - a company that was not included in the index and that I sold after it received a buyout offer from another firm - and Alexion Pharmaceuticals. On the other hand, underweighting index component MedImmune detracted from our results, as the company was bought by AstraZeneca during the period.

During the past year, the fund's Institutional Class shares advanced 6.66%, handily beating the 1.00% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Biotechnology Index and also topping the 2.06% return of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Health Care Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund trailed the S&P 500. The fund lagged the Goldman Sachs index during the first two months of the period. A substantial overweighting in biotechnology - together with unrewarding stock selection in that group - accounted for much of the shortfall. An underweighting and lackluster picks in pharmaceuticals were detrimental as well. Offsetting some of the negative impact was our underweighting in the weak-performing health care equipment group. Among individual holdings, biotech stock Celgene detracted from performance, as investors worried - unnecessarily, as it turned out - about a potential slowdown in the sales of Revlimid, the company's recently approved treatment for multiple myeloma, a type of blood cancer. Other detractors included Amylin Pharmaceuticals and Pfizer. Conversely, Gilead Sciences was a strong contributor, as the company reached an agreement with co-developer Bristol-Myers Squibb to market HIV drug Atripla in Canada. Avoiding Medtronic, a maker of cardiac defibrillators, was helpful as well. During the period's final 10 months, the fund beat the MSCI index. Stock selection in the fund's core biotechnology area added the most to performance, with an additional boost provided by effective picks in pharmaceuticals. Significantly underweighting major index constituent Amgen helped, as the stock struggled due to some safety concerns about Aranesp, the company's top-selling drug, which is used to treat kidney-related disease and chemotherapy-induced anemia. Other contributors were New River Pharmaceuticals - a company that was not included in the index and that I sold after it received a buyout offer from another firm - and Alexion Pharmaceuticals. On the other hand, underweighting index component MedImmune detracted from our results, as the company was bought by AstraZeneca during the period.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Health Care Index, which returned 3.65% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Biotechnology Index, which returned -1.53% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 2.06%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 964.00	$ 6.82
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 963.40	$ 8.03
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 960.90	$ 10.45
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 960.90	$ 10.45
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class
Actual	$ 1,000.00	$ 965.90	$ 4.73
HypotheticalA	$ 1,000.00	$ 1,019.98	$ 4.86

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	.97%

Annual Report

Advisor Biotechnology Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	20.5	13.0
Biogen Idec, Inc.	7.2	6.8
Gilead Sciences, Inc.	6.5	11.0
Celgene Corp.	6.3	4.2
Genentech, Inc.	6.0	12.5
Cephalon, Inc.	5.0	4.4
Alexion Pharmaceuticals, Inc.	5.0	2.8
Vertex Pharmaceuticals, Inc.	3.2	3.0
Amylin Pharmaceuticals, Inc.	2.6	2.2
Elan Corp. PLC sponsored ADR	2.4	1.4
	64.7
Top Industries (% of fund's net assets)
As of July 31, 2007
Biotechnology	85.6%
Pharmaceuticals	9.3%
Life Sciences Tools & Services	3.0%
Health Care Equipment & Supplies	2.2%
Health Care Providers & Services	0.2%
All Others	(0.3)%(dagger)

As of January 31, 2007
Biotechnology	88.5%
Pharmaceuticals	7.4%
Life Sciences Tools & Services	2.7%
Health Care Equipment & Supplies	1.4%
Health Care Providers & Services	0.1%
All Others	(0.1)%(dagger)

(dagger) Short-term investments and net other assets are not included in the pie chart.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Biotechnology Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value
BIOTECHNOLOGY - 85.6%
Biotechnology - 85.6%
3SBio, Inc. sponsored ADR	11,700	$ 104,949
Acadia Pharmaceuticals, Inc. (a)	31,774	446,107
Acorda Therapeutics, Inc. (a)	5,600	93,968
Affymax, Inc.	7,800	186,186
Alexion Pharmaceuticals, Inc. (a)	44,000	2,559,040
Alkermes, Inc. (a)	48,240	686,938
Alnylam Pharmaceuticals, Inc. (a)	10,000	241,100
Altus Pharmaceuticals, Inc. (a)	6,212	63,362
Amgen, Inc. (a)	196,240	10,545,935
Amylin Pharmaceuticals, Inc. (a)	29,108	1,353,813
Arena Pharmaceuticals, Inc. (a)	10,800	123,444
ArQule, Inc. (a)	15,381	87,364
Array Biopharma, Inc. (a)	4,500	45,225
Biogen Idec, Inc. (a)	65,807	3,720,728
Celgene Corp. (a)	53,995	3,269,937
Cephalon, Inc. (a)	34,099	2,562,199
Cepheid, Inc. (a)	9,900	146,025
Cougar Biotechnology, Inc. (a)	10,900	258,875
Cougar Biotechnology, Inc. (a)(e)	2,500	59,375
Cubist Pharmaceuticals, Inc. (a)	21,015	484,606
Cytokinetics, Inc. (a)	7,800	39,000
Cytos Biotechnology AG (a)	559	63,926
Dendreon Corp. (a)(d)	15,600	118,716
Dyax Corp. (a)	12,900	50,052
Enzon Pharmaceuticals, Inc. (a)	6,800	48,960
Genentech, Inc. (a)	41,500	3,086,770
Gilead Sciences, Inc. (a)	89,660	3,338,042
GTx, Inc. (a)	10,700	164,459
Halozyme Therapeutics, Inc. (a)	6,310	50,732
Human Genome Sciences, Inc. (a)	21,930	170,177
Indevus Pharmaceuticals, Inc. (a)	32,757	232,247
Infinity Pharmaceuticals, Inc. (a)	1,899	20,319
Isis Pharmaceuticals, Inc. (a)	16,500	171,765
Ligand Pharmaceuticals, Inc. Class B	10,400	56,160
MannKind Corp. (a)	23,300	246,048
Martek Biosciences (a)	6,300	161,406
Medarex, Inc. (a)	45,185	639,820
Momenta Pharmaceuticals, Inc. (a)	11,308	109,914
Myriad Genetics, Inc. (a)	15,605	583,315
Neurochem, Inc. (a)	1,300	8,117
Neurocrine Biosciences, Inc. (a)	31,940	324,830
Novacea, Inc. (a)	4,500	35,730
Omrix Biopharmaceuticals, Inc. (a)	4,700	134,796
ONYX Pharmaceuticals, Inc. (a)	26,294	731,236
OREXIGEN Therapeutics, Inc.	8,697	128,977
OSI Pharmaceuticals, Inc. (a)	38,700	1,247,688
PDL BioPharma, Inc. (a)	51,500	1,209,735
Pharmion Corp. (a)	6,366	155,076
Poniard Pharmaceuticals, Inc. (a)	8,500	49,300

	Shares	Value
Regeneron Pharmaceuticals, Inc. (a)	22,499	$ 335,010
Rosetta Genomics Ltd.	745	5,096
Sangamo Biosciences, Inc. (a)	9,650	84,052
Savient Pharmaceuticals, Inc. (a)	10,100	119,584
Tanox, Inc. (a)	5,700	111,150
Theravance, Inc. (a)	14,800	396,196
Trubion Pharmaceuticals, Inc.	4,700	79,759
United Therapeutics Corp. (a)	7,103	492,664
Vanda Pharmaceuticals, Inc. (a)	11,531	215,745
Vertex Pharmaceuticals, Inc. (a)	51,700	1,669,910
ViaCell, Inc. (a)	500	2,500
Zymogenetics, Inc. (a)	16,395	189,526
		44,117,681
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Health Care Equipment - 2.2%
Alsius Corp. (a)	15,600	80,808
Clinical Data, Inc. (a)	5,898	135,654
Gen-Probe, Inc. (a)	4,723	297,596
Quidel Corp. (a)	39,800	592,224
TomoTherapy, Inc.	200	5,420
		1,111,702
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Health Care Services - 0.2%
Oracle Healthcare Acquisition Corp. unit (a)	9,600	79,200
LIFE SCIENCES TOOLS & SERVICES - 3.0%
Life Sciences Tools & Services - 3.0%
AMAG Pharmaceuticals, Inc. (a)	3,915	210,196
Applera Corp. - Celera Genomics Group (a)	24,400	293,288
Exelixis, Inc. (a)	39,500	382,755
Medivation, Inc. (a)	1,359	22,301
QIAGEN NV (a)(d)	31,800	546,960
Ventana Medical Systems, Inc. (a)	1,400	116,676
		1,572,176
PHARMACEUTICALS - 9.3%
Pharmaceuticals - 9.3%
Akorn, Inc. (a)	125,679	852,104
Alexza Pharmaceuticals, Inc. (a)	5,100	44,778
Auxilium Pharmaceuticals, Inc. (a)	44,772	782,167
Biodel, Inc.	20,764	350,912
Cardiome Pharma Corp. (a)	2,600	23,302
Catalyst Pharmaceutical Partners, Inc.	24,894	83,644
Cypress Bioscience, Inc. (a)	2,700	31,131
Elan Corp. PLC sponsored ADR (a)	67,400	1,262,402
Jazz Pharmaceuticals, Inc. (a)	8,900	126,291
Sepracor, Inc. (a)	5,296	148,976
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
Sirtris Pharmaceuticals, Inc.	2,300	$ 28,658
Xenoport, Inc. (a)	25,000	1,067,250
		4,801,615
TOTAL COMMON STOCKS (Cost $50,771,249)		51,682,374
Money Market Funds - 1.2%

Fidelity Cash Central Fund, 5.38% (b)	113,509	113,509
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	508,225	508,225
TOTAL MONEY MARKET FUNDS (Cost $621,734)		621,734
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $51,392,983)		52,304,108
NET OTHER ASSETS - (1.5)%		(754,903)
NET ASSETS - 100%		$ 51,549,205
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $59,375 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Cougar Biotechnology, Inc.	5/3/07	$ 50,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 24,223
Fidelity Securities Lending Cash Central Fund	37,417
Total	$ 61,640

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $493,769) - See accompanying schedule: Unaffiliated issuers (cost $50,771,249)	$ 51,682,374
Fidelity Central Funds (cost $621,734)	621,734
Total Investments (cost $51,392,983)		$ 52,304,108
Receivable for investments sold		289,332
Receivable for fund shares sold		69,014
Distributions receivable from Fidelity Central Funds		11,183
Prepaid expenses		105
Other receivables		28
Total assets		52,673,770

Liabilities
Payable for investments purchased	$ 307,773
Payable for fund shares redeemed	196,892
Accrued management fee	29,200
Distribution fees payable	29,548
Other affiliated payables	15,353
Other payables and accrued expenses	37,574
Collateral on securities loaned, at value	508,225
Total liabilities		1,124,565

Net Assets		$ 51,549,205
Net Assets consist of:
Paid in capital		$ 49,691,286
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		946,794
Net unrealized appreciation (depreciation) on investments		911,125
Net Assets		$ 51,549,205

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,080,839 ÷ 1,808,105 shares)	$ 7.23

Maximum offering price per share (100/94.25 of $7.23)	$ 7.67
Class T: Net Asset Value and redemption price per share ($13,008,011 ÷ 1,828,546 shares)	$ 7.11

Maximum offering price per share (100/96.50 of $7.11)	$ 7.37
Class B: Net Asset Value and offering price per share ($12,656,388 ÷ 1,840,193 shares)A	$ 6.88

Class C: Net Asset Value and offering price per share ($11,813,240 ÷ 1,717,208 shares)A	$ 6.88

Institutional Class: Net Asset Value, offering price and redemption price per share ($990,727 ÷ 134,372 shares)	$ 7.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Biotechnology Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends		$ 28,117
Interest		98
Income from Fidelity Central Funds (including $37,417 from security lending)		61,640
Total income		89,855

Expenses
Management fee	$ 326,120
Transfer agent fees	208,015
Distribution fees	391,357
Accounting and security lending fees	25,631
Custodian fees and expenses	10,853
Independent trustees' compensation	192
Registration fees	48,885
Audit	47,316
Legal	1,060
Miscellaneous	18,778
Total expenses before reductions	1,078,207
Expense reductions	(22,132)	1,056,075
Net investment income (loss)		(966,220)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,930,805
Foreign currency transactions	6
Total net realized gain (loss)		8,930,811
Change in net unrealized appreciation (depreciation) on investment securities		(4,482,074)
Net gain (loss)		4,448,737
Net increase (decrease) in net assets resulting from operations		$ 3,482,517

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (966,220)	$ (1,015,236)
Net realized gain (loss)	8,930,811	1,447,883
Change in net unrealized appreciation (depreciation)	(4,482,074)	(1,063,236)
Net increase (decrease) in net assets resulting from operations	3,482,517	(630,589)
Share transactions - net increase (decrease)	(8,274,098)	1,061,142
Redemption fees	1,128	8,381
Total increase (decrease) in net assets	(4,790,453)	438,934

Net Assets
Beginning of period	56,339,658	55,900,724
End of period	$ 51,549,205	$ 56,339,658

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.81	$ 6.80	$ 6.00	$ 5.94	$ 4.39
Income from Investment Operations
Net investment income (loss) C	(.09)	(.09)	(.08) H	(.09)	(.05)
Net realized and unrealized gain (loss)	.51	.10	.88	.15	1.60
Total from investment operations	.42	.01	.80	.06	1.55
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 7.23	$ 6.81	$ 6.80	$ 6.00	$ 5.94
Total Return A, B	6.17%	.15%	13.33%	1.01%	35.31%
Ratios to Average Net Assets D, F
Expenses before reductions	1.42%	1.48%	1.56%	1.68%	2.04%
Expenses net of fee waivers, if any	1.40%	1.40%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.40%	1.37%	1.43%	1.48%	1.47%
Net investment income (loss)	(1.25)%	(1.29)%	(1.36)% H	(1.38)%	(1.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,081	$ 12,539	$ 11,022	$ 10,197	$ 7,718
Portfolio turnover rate E	120%	62%	30%	50%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.37)%.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.71	$ 6.72	$ 5.95	$ 5.90	$ 4.37
Income from Investment Operations
Net investment income (loss) C	(.11)	(.11)	(.10) F	(.10)	(.06)
Net realized and unrealized gain (loss)	.51	.10	.87	.15	1.59
Total from investment operations	.40	(.01)	.77	.05	1.53
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 7.11	$ 6.71	$ 6.72	$ 5.95	$ 5.90
Total Return A, B	5.96%	(.15)%	12.94%	.85%	35.01%
Ratios to Average Net Assets D, G
Expenses before reductions	1.75%	1.79%	1.93%	2.10%	2.39%
Expenses net of fee waivers, if any	1.65%	1.65%	1.70%	1.75%	1.75%
Expenses net of all reductions	1.65%	1.62%	1.68%	1.73%	1.72%
Net investment income (loss)	(1.49)%	(1.54)%	(1.61)% F	(1.63)%	(1.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,008	$ 13,808	$ 14,177	$ 13,367	$ 10,281
Portfolio turnover rate E	120%	62%	30%	50%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.52	$ 6.56	$ 5.84	$ 5.82	$ 4.33
Income from Investment Operations
Net investment income (loss) C	(.14)	(.14)	(.13) F	(.13)	(.09)
Net realized and unrealized gain (loss)	.50	.10	.85	.15	1.58
Total from investment operations	.36	(.04)	.72	.02	1.49
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 6.88	$ 6.52	$ 6.56	$ 5.84	$ 5.82
Total Return A, B	5.52%	(.61)%	12.33%	.34%	34.41%
Ratios to Average Net Assets D, G
Expenses before reductions	2.17%	2.23%	2.33%	2.46%	2.78%
Expenses net of fee waivers, if any	2.15%	2.15%	2.19%	2.25%	2.25%
Expenses net of all reductions	2.15%	2.12%	2.18%	2.22%	2.22%
Net investment income (loss)	(1.99)%	(2.04)%	(2.11)% F	(2.12)%	(1.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,656	$ 14,938	$ 16,921	$ 16,819	$ 15,154
Portfolio turnover rate E	120%	62%	30%	50%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.11)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.52	$ 6.57	$ 5.84	$ 5.82	$ 4.33
Income from Investment Operations
Net investment income (loss) C	(.14)	(.14)	(.13) F	(.13)	(.09)
Net realized and unrealized gain (loss)	.50	.09	.86	.15	1.58
Total from investment operations	.36	(.05)	.73	.02	1.49
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 6.88	$ 6.52	$ 6.57	$ 5.84	$ 5.82
Total Return A, B	5.52%	(.76)%	12.50%	.34%	34.41%
Ratios to Average Net Assets D, G
Expenses before reductions	2.16%	2.17%	2.24%	2.31%	2.58%
Expenses net of fee waivers, if any	2.15%	2.15%	2.19%	2.25%	2.25%
Expenses net of all reductions	2.15%	2.12%	2.18%	2.23%	2.22%
Net investment income (loss)	(1.99)%	(2.04)%	(2.11)% F	(2.13)%	(1.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,813	$ 13,787	$ 12,538	$ 13,215	$ 10,493
Portfolio turnover rate E	120%	62%	30%	50%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.11)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.91	$ 6.89	$ 6.06	$ 5.97	$ 4.40
Income from Investment Operations
Net investment income (loss) B	(.07)	(.07)	(.06) E	(.06)	(.04)
Net realized and unrealized gain (loss)	.53	.09	.89	.15	1.61
Total from investment operations	.46	.02	.83	.09	1.57
Redemption fees added to paid in capital B	- G	- G	- G	- G	- G
Net asset value, end of period	$ 7.37	$ 6.91	$ 6.89	$ 6.06	$ 5.97
Total Return A	6.66%	.29%	13.70%	1.51%	35.68%
Ratios to Average Net Assets C, F
Expenses before reductions	1.06%	1.05%	1.10%	1.16%	1.37%
Expenses net of fee waivers, if any	1.06%	1.05%	1.10%	1.16%	1.25%
Expenses net of all reductions	1.06%	1.03%	1.09%	1.14%	1.22%
Net investment income (loss)	(.91)%	(.94)%	(1.02)% E	(1.04)%	(.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 991	$ 1,268	$ 1,243	$ 1,146	$ 1,153
Portfolio turnover rate D	120%	62%	30%	50%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,721,262
Unrealized depreciation	(6,449,094)
Net unrealized appreciation (depreciation)	(727,832)
Undistributed long-term capital gain	2,585,750

Cost for federal income tax purposes	$ 53,031,940

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management and Research Company (FMR), are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Biotechnology

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $68,744,959 and $77,774,882, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 34,967	$ 1,493
Class T	.25%	.25%	71,880	218
Class B	.75%	.25%	147,132	110,899
Class C	.75%	.25%	137,378	26,818
			$ 391,357	$ 139,428

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,802
Class T	8,599
Class B *	46,535
Class C *	3,551
$ 74,487

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 48,640.35
Class T	60,175.42
Class B	51,121.35
Class C	45,105.33
Institutional Class	2,974.24
	$ 208,015

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $518 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $111 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.40%	$ 2,744
Class T	1.65%	13,561
Class B	2.15%	3,592
Class C	2.15%	708
Institutional Class	1.15%	-
		$ 20,605

Biotechnology

9. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $434 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	654,030	802,915	$ 4,756,477	$ 5,733,744
Shares redeemed	(687,789)	(581,094)	(5,067,147)	(4,036,446)
Net increase (decrease)	(33,759)	221,821	$ (310,670)	$ 1,697,298
Class T
Shares sold	413,953	587,840	$ 2,989,158	$ 4,097,337
Shares redeemed	(643,045)	(638,853)	(4,647,999)	(4,417,619)
Net increase (decrease)	(229,092)	(51,013)	$ (1,658,841)	$ (320,282)
Class B
Shares sold	235,936	419,648	$ 1,623,598	$ 2,840,429
Shares redeemed	(686,826)	(706,101)	(4,815,046)	(4,753,466)
Net increase (decrease)	(450,890)	(286,453)	$ (3,191,448)	$ (1,913,037)
Class C
Shares sold	294,514	744,203	$ 2,075,073	$ 5,179,930
Shares redeemed	(691,341)	(539,467)	(4,822,276)	(3,621,319)
Net increase (decrease)	(396,827)	204,736	$ (2,747,203)	$ 1,558,611
Institutional Class
Shares sold	40,455	94,904	$ 308,779	$ 686,802
Shares redeemed	(89,434)	(92,008)	(674,715)	(648,250)
Net increase (decrease)	(48,979)	2,896	$ (365,936)	$ 38,552

Annual Report

Advisor Communications Equipment Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	22.69%	17.70%	-1.68%
Class T (incl. 3.50% sales charge)	25.36%	17.94%	-1.56%
Class B (incl. contingent deferred sales charge)B	24.18%	17.96%	-1.54%
Class C (incl. contingent deferred sales charge)C	28.18%	18.16%	-1.54%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Communications Equipment Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Communications Equipment Fund

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Communications Equipment Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 30.18%, 29.90%, 29.18% and 29.18%, respectively (excluding sales charges), trailing the 31.02% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Communications Equipment Index but beating the 25.42% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund handily beat the S&P 500. Our results were aided by currency fluctuations that benefited the fund's foreign holdings. During the first two months of the period, the fund modestly trailed the Goldman Sachs index. Weak stock selection in the fund's core segment of communications equipment hurt and nearly offset the substantial benefits of having an overweighted exposure to that strong-performing group. Unfavorable picks and an underweighting in systems software also detracted, as did an overweighting in wireless telecommunication services. Positive influences included having no exposure to the weak-performing data processing and outsourced services group, along with rewarding stock selection in Internet software and services and in semiconductors. Among individual holdings, not owning strong-performing networking equipment maker and major index component Cisco Systems during this two-month stretch was detrimental. The stock price of Canada-based Sandvine, a supplier of Internet traffic monitoring equipment and an out-of-index holding, hit a weak patch despite the company's favorable prospects. Meanwhile, the fund's top contributor versus the Goldman Sachs index was Corning, which experienced strong demand for the glass substrates it makes for liquid crystal displays. During the final 10 months of the period, the fund handily beat the MSCI index and narrowed its focus to reflect its new benchmark. Stock selection in communications equipment added more than three percentage points to the fund's results, while my choices in systems software also helped significantly. Conversely, a weak showing in computer hardware, semiconductors and application software - groups not represented in the index - detracted modestly. At the stock level, a sizable underweighting in cellular handset maker Motorola, which sported a double-digit weighting in the index, proved to be timely. A lack of compelling products to follow the company's popular RAZR handset line caused Motorola's stock to post a steep loss. Also boosting the fund's performance were two Canada-based stocks: Research In Motion (RIM), maker of the popular BlackBerry handheld messaging device, and Sandvine, which I mentioned earlier. Among detractors, Cisco Systems had the most negative impact due to our sizable underweighting. Cisco is the largest component of the MSCI index, accounting for more than 41% of that benchmark, on average, during the period. While I liked the company's prospects, there were other opportunities that I thought offered faster growth and more-attractive valuations. That said, Cisco was a strong performer during the period. Wireless communications equipment maker Powerwave Technologies also held back our results.

During the past year, the fund's Institutional Class shares returned 30.58%, trailing the 31.02% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Communications Equipment Index but beating the 25.42% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund handily beat the S&P 500. Our results were aided by currency fluctuations that benefited the fund's foreign holdings. During the first two months of the period, the fund modestly trailed the Goldman Sachs index. Weak stock selection in the fund's core segment of communications equipment hurt and nearly offset the substantial benefits of having an overweighted exposure to that strong-performing group. Unfavorable picks and an underweighting in systems software also detracted, as did an overweighting in wireless telecommunication services. Positive influences included having no exposure to the weak-performing data processing and outsourced services group, along with rewarding stock selection in Internet software and services and in semiconductors. Among individual holdings, not owning strong-performing networking equipment maker and major index component Cisco Systems, during this two-month stretch was detrimental. The stock price of Canada-based Sandvine, a supplier of Internet traffic monitoring equipment and an out-of-index holding, hit a weak patch despite the company's favorable prospects. Meanwhile, the fund's top contributor versus the Goldman Sachs index was Corning, which experienced strong demand for the glass substrates it makes for liquid crystal displays. During the final 10 months of the period, the fund handily beat the MSCI index and narrowed its focus to reflect its new benchmark. Stock selection in communications equipment added more than three percentage points to the fund's results, while my choices in systems software also helped significantly. Conversely, a weak showing in computer hardware, semiconductors and application software - groups not represented in the index - detracted modestly. At the stock level, a sizable underweighting in cellular handset maker Motorola, which sported a double-digit weighting in the index, proved to be timely. A lack of compelling products to follow the company's popular RAZR handset line caused Motorola's stock to post a steep loss. Also boosting the fund's performance were two Canada-based stocks: Research In Motion (RIM), maker of the popular BlackBerry handheld messaging device, and Sandvine, which I mentioned earlier. Among detractors, Cisco Systems had the most negative impact due to our sizable underweighting. Cisco is the largest component of the MSCI index, accounting for more than 41% of that benchmark, on average, during the period. While I liked the company's prospects, there were other opportunities that I thought offered faster growth and more-attractive valuations. That said, Cisco was a strong performer during the period. Wireless communications equipment maker Powerwave Technologies also held back our results.

Annual Report

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Technology Index, which returned 12.15% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Communications Equipment Index, which returned 11.83% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 25.42%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Advisor Communications Equipment Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,135.20	$ 7.41
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 1,133.50	$ 8.73
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 1,130.20	$ 11.36
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 1,130.20	$ 11.36
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class
Actual	$ 1,000.00	$ 1,135.30	$ 6.09
HypotheticalA	$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	1.15%

Annual Report

Advisor Communications Equipment Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	19.6	20.0
Research In Motion Ltd.	10.2	6.2
Cisco Systems, Inc.	6.6	10.2
Juniper Networks, Inc.	5.8	3.5
Corning, Inc.	4.8	4.2
Comverse Technology, Inc.	4.7	7.7
Powerwave Technologies, Inc.	4.4	3.9
F5 Networks, Inc.	4.2	3.6
Sandvine Corp. (U.K.)	3.0	1.2
Motorola, Inc.	2.9	4.5
	66.2
Top Industries (% of fund's net assets)
As of July 31, 2007
Communications Equipment	79.6%
Software	6.9%
Semiconductors & Semiconductor Equipment	6.2%
Computers & Peripherals	1.6%
Household Durables	1.5%
All Others *	4.2%

As of January 31, 2007
Communications Equipment	80.5%
Semiconductors & Semiconductor Equipment	6.3%
Software	4.0%
Internet Software & Services	2.4%
Wireless Telecommunication Services	2.2%
All Others *	4.6%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Communications Equipment Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Human Resource & Employment Services - 0.0%
Taleo Corp. Class A (a)	100	$ 2,151
COMMUNICATIONS EQUIPMENT - 79.4%
Communications Equipment - 79.4%
3Com Corp. (a)	7,700	30,800
Acme Packet, Inc.	100	1,105
Adtran, Inc.	3,083	80,435
ADVA AG Optical Networking (a)	7,013	70,053
Airvana, Inc.	3,700	26,122
Alcatel-Lucent SA sponsored ADR	8,803	102,115
AudioCodes Ltd. (a)	20,500	113,980
Avanex Corp. (a)	11,600	19,720
Bookham, Inc. (a)	18,772	49,370
Carrier Access Corp. (a)	3,100	14,880
Ceragon Networks Ltd. (a)	100	1,429
Ciena Corp. (a)	5,607	204,824
Cisco Systems, Inc. (a)	23,800	688,058
Comtech Group, Inc. (a)	7,601	108,086
Comverse Technology, Inc. (a)	25,306	487,647
Corning, Inc.	20,900	498,256
F5 Networks, Inc. (a)	5,100	442,119
Finisar Corp. (a)	2,800	10,164
Foundry Networks, Inc. (a)	6,900	121,371
Foxconn International Holdings Ltd. (a)	2,000	5,726
Harris Stratex Networks, Inc. (a)	11,175	190,199
Ixia (a)	2,963	27,734
JDS Uniphase Corp. (a)	4,600	65,918
Juniper Networks, Inc. (a)	20,150	603,694
Motorola, Inc.	17,500	297,325
Opnext, Inc.	500	6,105
Orckit Communications Ltd. (a)	3,800	29,488
Powerwave Technologies, Inc. (a)	69,500	454,530
QUALCOMM, Inc.	48,900	2,036,685
Research In Motion Ltd. (a)	4,940	1,057,160
Riverbed Technology, Inc.	2,300	101,568
Riverstone Networks, Inc. (a)	30,300	0
Sonus Networks, Inc. (a)	34,704	237,375
Symmetricom, Inc. (a)	8,145	60,762
		8,244,803
COMPUTERS & PERIPHERALS - 1.6%
Computer Hardware - 1.2%
Compal Electronics, Inc.	5,670	6,489
Concurrent Computer Corp. (a)	77,917	119,213
NEC Corp. sponsored ADR	90	438
		126,140
Computer Storage & Peripherals - 0.4%
SanDisk Corp. (a)	610	32,714
TOTAL COMPUTERS & PERIPHERALS		158,854

	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
Alternative Carriers - 0.3%
Aruba Networks, Inc.	100	$ 2,008
Level 3 Communications, Inc. (a)	5,900	30,857
		32,865
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
Electronic Equipment & Instruments - 0.7%
Chi Mei Optoelectronics Corp.	8,227	9,215
HannStar Display Corp. (a)	58,000	16,794
Nippon Electric Glass Co. Ltd.	3,000	46,775
		72,784
Electronic Manufacturing Services - 0.3%
Molex, Inc.	500	14,170
Trimble Navigation Ltd. (a)	600	19,818
		33,988
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		106,772
HOUSEHOLD DURABLES - 1.5%
Consumer Electronics - 1.5%
Tele Atlas NV (a)	5,400	154,136
INTERNET SOFTWARE & SERVICES - 1.4%
Internet Software & Services - 1.4%
Openwave Systems, Inc.	18,107	95,243
RADVision Ltd. (a)	3,050	52,125
		147,368
MEDIA - 0.0%
Publishing - 0.0%
Gemstar-TV Guide International, Inc. (a)	104	597
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.2%
Semiconductor Equipment - 0.4%
EMCORE Corp. (a)	5,800	44,892
Semiconductors - 5.8%
Actel Corp. (a)	451	5,322
Altera Corp.	2,500	58,000
AMIS Holdings, Inc. (a)	5,900	60,829
Applied Micro Circuits Corp. (a)	11,032	32,213
Broadcom Corp. Class A (a)	1,300	42,653
Conexant Systems, Inc. (a)	12,800	16,768
Cree, Inc. (a)	1,100	28,182
CSR PLC (a)	2,000	29,618
Exar Corp. (a)	143	2,021
Hittite Microwave Corp. (a)	600	24,132
Intersil Corp. Class A	2,000	58,500
Marvell Technology Group Ltd. (a)	1,200	21,600
Microsemi Corp. (a)	449	10,466
Mindspeed Technologies, Inc. (a)	12,509	22,766
MIPS Technologies, Inc. (a)	1,398	12,372
Pericom Semiconductor Corp. (a)	1,700	18,156
Pixelplus Co. Ltd. sponsored ADR (a)	3,600	4,464
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
PLX Technology, Inc. (a)	1,400	$ 15,456
PMC-Sierra, Inc. (a)	3,100	23,622
Silicon Motion Technology Corp. sponsored ADR (a)	1,800	32,940
Silicon Storage Technology, Inc. (a)	1,200	4,344
SiRF Technology Holdings, Inc. (a)	200	4,688
Soitec SA (a)	2,100	37,298
Transmeta Corp. (a)	5,800	3,538
Vimicro International Corp. sponsored ADR (a)	600	3,126
Xilinx, Inc.	1,000	25,000
		598,074
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		642,966
SOFTWARE - 6.9%
Application Software - 3.4%
NAVTEQ Corp. (a)	2,100	113,673
Smith Micro Software, Inc. (a)	6,700	91,455
Ulticom, Inc. (a)	17,898	145,869
		350,997
Home Entertainment Software - 0.5%
Ubisoft Entertainment SA (a)	800	52,490
Systems Software - 3.0%
Allot Communications Ltd.	300	2,103
Sandvine Corp. (U.K.) (a)	57,300	314,278
		316,381
TOTAL SOFTWARE		719,868
TOTAL COMMON STOCKS (Cost $9,863,354)		10,210,380
Convertible Bonds - 0.2%
	Principal Amount	Value
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13 (Cost $20,000)	$ 20,000	$ 20,792
Money Market Funds - 2.5%
	Shares
Fidelity Cash Central Fund, 5.38% (b) (Cost $265,659)	265,659	265,659
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $10,149,013)		10,496,831
NET OTHER ASSETS - (1.0)%		(106,875)
NET ASSETS - 100%		$ 10,389,956
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,471
Other
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.2%
Canada	13.2%
Israel	1.9%
France	1.9%
Netherlands	1.5%
Others (individually less than 1%)	2.3%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2008 approximately $221,739 of losses recognized during the period November 1, 2006 to July 31, 2007.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Advisor Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,883,354)	$ 10,231,172
Fidelity Central Funds (cost $265,659)	265,659
Total Investments (cost $10,149,013)		$ 10,496,831
Receivable for fund shares sold		13,048
Dividends receivable		489
Interest receivable		12
Distributions receivable from Fidelity Central Funds		623
Prepaid expenses		21
Receivable from investment adviser for expense reductions		2,668
Other receivables		46
Total assets		10,513,738

Liabilities
Payable for investments purchased	$ 36,795
Payable for fund shares redeemed	37,467
Accrued management fee	5,069
Distribution fees payable	5,554
Other affiliated payables	2,929
Other payables and accrued expenses	35,968
Total liabilities		123,782

Net Assets		$ 10,389,956
Net Assets consist of:
Paid in capital		$ 10,231,581
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(189,443)
Net unrealized appreciation (depreciation) on investments		347,818
Net Assets		$ 10,389,956

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,824,722 ÷ 297,659 shares)	$ 9.49

Maximum offering price per share (100/94.25 of $9.49)	$ 10.07
Class T: Net Asset Value and redemption price per share ($3,271,271 ÷ 350,297 shares)	$ 9.34

Maximum offering price per share (100/96.50 of $9.34)	$ 9.68
Class B: Net Asset Value and offering price per share ($2,225,387 ÷ 246,317 shares)A	$ 9.03

Class C: Net Asset Value and offering price per share ($1,745,001 ÷ 193,214 shares)A	$ 9.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($323,575 ÷ 33,530 shares)	$ 9.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends		$ 33,717
Interest		178
Income from Fidelity Central Funds		8,471
Total income		42,366

Expenses
Management fee	$ 60,205
Transfer agent fees	40,385
Distribution fees	66,062
Accounting fees and expenses	4,278
Custodian fees and expenses	4,525
Independent trustees' compensation	37
Registration fees	52,170
Audit	47,685
Legal	341
Miscellaneous	5,666
Total expenses before reductions	281,354
Expense reductions	(92,420)	188,934
Net investment income (loss)		(146,568)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	337,496
Foreign currency transactions	(131)
Total net realized gain (loss)		337,365
Change in net unrealized appreciation (depreciation) on: Investment securities	2,613,992
Assets and liabilities in foreign currencies	5
Total change in net unrealized appreciation (depreciation)		2,613,997
Net gain (loss)		2,951,362
Net increase (decrease) in net assets resulting from operations		$ 2,804,794

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (146,568)	$ (181,630)
Net realized gain (loss)	337,365	2,011,059
Change in net unrealized appreciation (depreciation)	2,613,997	(2,915,095)
Net increase (decrease) in net assets resulting from operations	2,804,794	(1,085,666)
Share transactions - net increase (decrease)	(3,045,289)	1,243,705
Redemption fees	192	3,257
Total increase (decrease) in net assets	(240,303)	161,296

Net Assets
Beginning of period	10,630,259	10,468,963
End of period	$ 10,389,956	$ 10,630,259

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.29	$ 7.70	$ 6.53	$ 5.57	$ 3.96
Income from Investment Operations
Net investment income (loss) C	(.09)	(.09)	(.07)	(.09)	(.04)
Net realized and unrealized gain (loss)	2.29	(.32)	1.24	1.01	1.65
Total from investment operations	2.20	(.41)	1.17	.92	1.61
Redemption fees added to paid in capital C	- G	- G	- G	.04	- G
Net asset value, end of period	$ 9.49	$ 7.29	$ 7.70	$ 6.53	$ 5.57
Total Return A, B	30.18%	(5.32)%	17.92%	17.24%	40.66%
Ratios to Average Net Assets D, F
Expenses before reductions	2.24%	2.13%	2.32%	2.38%	6.13%
Expenses net of fee waivers, if any	1.40%	1.40%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.40%	1.32%	1.28%	1.35%	1.36%
Net investment income (loss)	(1.00)%	(1.05)%	(.92)%	(1.18)%	(.82)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,825	$ 3,145	$ 2,406	$ 3,480	$ 970
Portfolio turnover rate E	58%	174%	250%	306%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 7.61	$ 6.48	$ 5.54	$ 3.95
Income from Investment Operations
Net investment income (loss) C	(.11)	(.11)	(.08)	(.10)	(.05)
Net realized and unrealized gain (loss)	2.26	(.31)	1.21	1.00	1.64
Total from investment operations	2.15	(.42)	1.13	.90	1.59
Redemption fees added to paid in capital C	- G	- G	- G	.04	- G
Net asset value, end of period	$ 9.34	$ 7.19	$ 7.61	$ 6.48	$ 5.54
Total Return A, B	29.90%	(5.52)%	17.44%	16.97%	40.25%
Ratios to Average Net Assets D, F
Expenses before reductions	2.57%	2.51%	2.78%	3.06%	6.82%
Expenses net of fee waivers, if any	1.65%	1.65%	1.71%	1.75%	1.75%
Expenses net of all reductions	1.64%	1.57%	1.54%	1.60%	1.61%
Net investment income (loss)	(1.25)%	(1.30)%	(1.18)%	(1.43)%	(1.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,271	$ 2,932	$ 3,034	$ 3,250	$ 1,723
Portfolio turnover rate E	58%	174%	250%	306%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.99	$ 7.44	$ 6.36	$ 5.47	$ 3.92
Income from Investment Operations
Net investment income (loss) C	(.14)	(.14)	(.12)	(.13)	(.07)
Net realized and unrealized gain (loss)	2.18	(.31)	1.20	.98	1.62
Total from investment operations	2.04	(.45)	1.08	.85	1.55
Redemption fees added to paid in capital C	- G	- G	- G	.04	- G
Net asset value, end of period	$ 9.03	$ 6.99	$ 7.44	$ 6.36	$ 5.47
Total Return A, B	29.18%	(6.05)%	16.98%	16.27%	39.54%
Ratios to Average Net Assets D, F
Expenses before reductions	3.00%	2.94%	3.14%	3.48%	6.88%
Expenses net of fee waivers, if any	2.15%	2.15%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.15%	2.07%	2.04%	2.11%	2.11%
Net investment income (loss)	(1.75)%	(1.80)%	(1.68)%	(1.93)%	(1.56)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,225	$ 2,406	$ 2,864	$ 2,998	$ 1,846
Portfolio turnover rate E	58%	174%	250%	306%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.99	$ 7.44	$ 6.36	$ 5.47	$ 3.92
Income from Investment Operations
Net investment income (loss) C	(.14)	(.15)	(.12)	(.14)	(.07)
Net realized and unrealized gain (loss)	2.18	(.30)	1.20	.99	1.62
Total from investment operations	2.04	(.45)	1.08	.85	1.55
Redemption fees added to paid in capital C	- G	- G	- G	.04	- G
Net asset value, end of period	$ 9.03	$ 6.99	$ 7.44	$ 6.36	$ 5.47
Total Return A, B	29.18%	(6.05)%	16.98%	16.27%	39.54%
Ratios to Average Net Assets D, F
Expenses before reductions	2.98%	2.86%	3.07%	3.19%	6.81%
Expenses net of fee waivers, if any	2.15%	2.15%	2.19%	2.25%	2.25%
Expenses net of all reductions	2.15%	2.07%	2.02%	2.10%	2.11%
Net investment income (loss)	(1.75)%	(1.81)%	(1.66)%	(1.93)%	(1.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,745	$ 1,768	$ 1,846	$ 3,180	$ 1,009
Portfolio turnover rate E	58%	174%	250%	306%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.39	$ 7.79	$ 6.60	$ 5.61	$ 3.98
Income from Investment Operations
Net investment income (loss) B	(.07)	(.07)	(.05)	(.07)	(.03)
Net realized and unrealized gain (loss)	2.33	(.33)	1.24	1.02	1.66
Total from investment operations	2.26	(.40)	1.19	.95	1.63
Redemption fees added to paid in capital B	- F	- F	- F	.04	- F
Net asset value, end of period	$ 9.65	$ 7.39	$ 7.79	$ 6.60	$ 5.61
Total Return A	30.58%	(5.13)%	18.03%	17.65%	40.95%
Ratios to Average Net Assets C, E
Expenses before reductions	1.87%	1.70%	1.85%	1.55%	5.34%
Expenses net of fee waivers, if any	1.15%	1.15%	1.18%	1.25%	1.25%
Expenses net of all reductions	1.15%	1.07%	1.01%	1.11%	1.11%
Net investment income (loss)	(.75)%	(.80)%	(.65)%	(.93)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 324	$ 379	$ 319	$ 607	$ 154
Portfolio turnover rate D	58%	174%	250%	306%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Communications Equipment Fund (the Fund) (formerly Fidelity Advisor Developing Communications Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,597,418
Unrealized depreciation	(1,362,508)
Net unrealized appreciation (depreciation)	234,910
Undistributed long-term capital gain	145,205

Cost for federal income tax purposes	$ 10,261,921

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Communications Equipment

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities , other than short-term securities, aggregated $6,151,484 and $9,415,403, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 7,364	$ 123
Class T	.25%	.25%	15,680	26
Class B	.75%	.25%	23,744	17,826
Class C	.75%	.25%	19,274	4,539
			$ 66,062	$ 22,514

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,348
Class T	1,596
Class B*	3,860
Class C*	388
$ 8,192

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,449.35
Class T	14,069.45
Class B	8,476.36
Class C	6,628.34
Institutional Class	763.23
	$ 40,385

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $355 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $21 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 24,759
Class T	1.65%	28,846
Class B	2.15%	20,000
Class C	2.15%	15,929
Institutional Class	1.15%	2,420
		$ 91,954

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $243 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Communications Equipment

9. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	81,005	258,256	$ 690,457	$ 2,231,744
Shares redeemed	(214,792)	(139,347)	(1,810,328)	(1,139,179)
Net increase (decrease)	(133,787)	118,909	$ (1,119,871)	$ 1,092,565
Class T
Shares sold	82,403	114,159	$ 704,729	$ 950,677
Shares redeemed	(139,753)	(104,980)	(1,173,589)	(831,470)
Net increase (decrease)	(57,350)	9,179	$ (468,860)	$ 119,207
Class B
Shares sold	24,084	69,205	$ 199,321	$ 569,934
Shares redeemed	(121,877)	(109,978)	(1,002,926)	(860,340)
Net increase (decrease)	(97,793)	(40,773)	$ (803,605)	$ (290,406)
Class C
Shares sold	60,107	307,489	$ 487,807	$ 2,475,377
Shares redeemed	(119,863)	(302,626)	(990,194)	(2,257,686)
Net increase (decrease)	(59,756)	4,863	$ (502,387)	$ 217,691
Institutional Class
Shares sold	1,716	30,494	$ 15,290	$ 275,027
Shares redeemed	(19,380)	(20,224)	(165,856)	(170,379)
Net increase (decrease)	(17,664)	10,270	$ (150,566)	$ 104,648

Annual Report

Advisor Consumer Discretionary Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.25%	7.24%	5.43%
Class T (incl. 3.50% sales charge)	7.53%	7.47%	5.42%
Class B (incl. contingent deferred sales charge) A	6.05%	7.41%	5.50%
Class C (incl. contingent deferred sales charge) B	9.93%	7.71%	5.27%

A Class B shares bear a 1.00% 12b-1 fee. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Discretionary Fund - Class T on July 31, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Consumer Discretionary Fund

Management's Discussion of Fund Performance

Comments from John Harris, who became Portfolio Manager of Fidelity® Advisor Consumer Discretionary Fund on April 11, 2007

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

For the 12 months ending July 31, 2007, the fund's Class A, Class T, Class B and Class C shares returned 11.67%, 11.43%, 10.82% and 10.88%, respectively (excluding sales charges), while the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Discretionary Index returned 18.09% and a blended index specific to this fund advanced 16.19%. This blended index is a combination of the Goldman Sachs® Consumer Industries Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. The new supplemental benchmark and the fund's simultaneous name change reflected a narrowing of the fund's focus, from both consumer discretionary and consumer staples stocks to consumer discretionary issues only. The portfolio also trailed the S&P 500 over the 12-month stretch. For the first two months of the period, fund performance was in line with that of the Goldman Sachs index. As the fund sold consumer staples stocks in advance of the October 1 benchmark change, consumer discretionary stocks in several areas of retailing helped results. Federated Department Stores, the nation's largest department store chain, and women's retailer Coldwater Creek were key contributors. On the negative side, some consumer staples holdings - particularly pharmacy chains CVS and Walgreen - hurt results before being sold out of the fund. The fund also missed strong performance by some travel industry stocks. A modest allocation to cash detracted as well. The fund underperformed the MSCI index during the final 10 months of the period, dragged down by the very stocks that had helped performance at the beginning of the period: apparel retailers, such as Coldwater Creek and Gymboree, and department stores, particularly Federated. Our holdings in footwear maker Skechers fell because expenses rose as the firm ramped up production to meet strong demand. Taking a longer view, I felt the company still had a good product line with strong potential. On the positive side, the fund's holdings in another footwear maker, Deckers Outdoor, performed well after the firm expanded the market for UGGS, which had been a women's-only, winter-only product. Electronics chain RadioShack's share price appreciated as a new management team cut costs, while timely ownership of department store chain Saks also contributed. I sold both RadioShack and Saks before period end, however, as I felt they had largely run their course. Some other stocks mentioned in this discussion also were sold from the fund.

For the 12 months ending July 31, 2007, the fund's Institutional Class shares were up 12.04%, while the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Discretionary Index returned 18.09% and a blended index specific to this fund advanced 16.19%. This blended index is a combination of the Goldman Sachs® Consumer Industries Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. The new supplemental benchmark and the fund's simultaneous name change reflected a narrowing of the fund's focus, from both consumer discretionary and consumer staples stocks to consumer discretionary issues only. The portfolio also trailed the S&P 500 over the 12-month stretch. For the first two months of the period, fund performance was in line with that of the Goldman Sachs index. As the fund sold consumer staples stocks in advance of the October 1 benchmark change, consumer discretionary stocks in several areas of retailing helped results. Federated Department Stores, the nation's largest department store chain, and women's retailer Coldwater Creek were key contributors. On the negative side, some consumer staples holdings - particularly pharmacy chains CVS and Walgreen - hurt results before being sold out of the fund. The fund also missed strong performance by some travel industry stocks. A modest allocation to cash detracted as well. The fund underperformed the MSCI index during the final 10 months of the period, dragged down by the very stocks that had helped performance at the beginning of the period: apparel retailers, such as Coldwater Creek and Gymboree, and department stores, particularly Federated. Our holdings in footwear maker Skechers fell because expenses rose as the firm ramped up production to meet strong demand. Taking a longer view, I felt the company still had a good product line with strong potential. On the positive side, the fund's holdings in another footwear maker, Deckers Outdoor, performed well after the firm expanded the market for UGGS, which had been a women's-only, winter-only product. Electronics chain RadioShack's share price appreciated as a new management team cut costs, while timely ownership of department store chain Saks also contributed. I sold both RadioShack and Saks before period end, however, as I felt they had largely run their course. Some other stocks mentioned in this discussion also were sold from the fund.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Consumer Industries Index, which returned 6.79% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Consumer Discretionary Index, which returned 8.80% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 16.19%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Consumer Discretionary Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 955.50	$ 6.79
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 954.30	$ 8.00
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 951.60	$ 10.40
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 951.70	$ 10.40
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class
Actual	$ 1,000.00	$ 956.90	$ 5.58
HypotheticalA	$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	1.15%

Annual Report

Advisor Consumer Discretionary Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	6.3	1.4
Time Warner, Inc.	6.1	5.9
Target Corp.	5.5	3.3
McDonald's Corp.	5.0	3.0
Comcast Corp. Class A	4.5	6.0
Staples, Inc.	3.2	2.2
News Corp. Class A	3.2	6.3
McGraw-Hill Companies, Inc.	2.5	2.8
Coach, Inc.	2.4	2.2
Las Vegas Sands Corp.	2.1	0.8
	40.8
Top Industries (% of fund's net assets)
As of July 31, 2007
Media	27.2%
Specialty Retail	20.8%
Hotels, Restaurants & Leisure	16.0%
Multiline Retail	12.5%
Textiles, Apparel & Luxury Goods	6.4%
All Others*	17.1%

As of January 31, 2007
Media	25.9%
Multiline Retail	19.0%
Specialty Retail	19.0%
Hotels, Restaurants & Leisure	13.6%
Textiles, Apparel & Luxury Goods	10.5%
All Others*	12.0%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Consumer Discretionary Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
AUTO COMPONENTS - 1.7%
Auto Parts & Equipment - 1.7%
Johnson Controls, Inc.	8,400	$ 950,460
AUTOMOBILES - 2.7%
Automobile Manufacturers - 1.8%
General Motors Corp. (d)	18,100	586,440
Renault SA	1,300	190,444
Toyota Motor Corp. sponsored ADR	1,900	229,197
		1,006,081
Motorcycle Manufacturers - 0.9%
Harley-Davidson, Inc.	8,100	464,292
TOTAL AUTOMOBILES		1,470,373
COMPUTERS & PERIPHERALS - 0.0%
Computer Hardware - 0.0%
Hewlett-Packard Co.	100	4,603
DIVERSIFIED CONSUMER SERVICES - 0.9%
Specialized Consumer Services - 0.9%
Sotheby's Class A (ltd. vtg.)	11,600	495,900
FOOD & STAPLES RETAILING - 1.8%
Food Retail - 0.6%
Susser Holdings Corp.	19,683	291,505
Hypermarkets & Super Centers - 1.2%
Costco Wholesale Corp.	11,300	675,740
TOTAL FOOD & STAPLES RETAILING		967,245
HOTELS, RESTAURANTS & LEISURE - 16.0%
Casinos & Gaming - 6.7%
Aristocrat Leisure Ltd.	11,176	129,998
Bally Technologies, Inc. (a)	8,452	207,919
Boyd Gaming Corp.	4,300	189,630
International Game Technology	26,600	939,512
Las Vegas Sands Corp. (a)(d)	12,900	1,125,525
Penn National Gaming, Inc. (a)	11,300	649,750
Wynn Resorts Ltd.	4,500	434,520
		3,676,854
Hotels, Resorts & Cruise Lines - 4.3%
Accor SA	5,800	502,376
Carnival Corp. unit	9,300	412,083
Hilton Hotels Corp.	19,500	862,095
Home Inns & Hotels Management, Inc. ADR (d)	4,400	133,672
Starwood Hotels & Resorts Worldwide, Inc.	6,800	428,128
		2,338,354
Restaurants - 5.0%
McDonald's Corp.	57,800	2,766,886
TOTAL HOTELS, RESTAURANTS & LEISURE		8,782,094

	Shares	Value
HOUSEHOLD DURABLES - 2.4%
Homebuilding - 1.6%
Centex Corp. (d)	10,100	$ 376,831
D.R. Horton, Inc.	7,700	125,664
Toll Brothers, Inc. (a)(d)	16,100	353,073
		855,568
Household Appliances - 0.8%
The Stanley Works	2,500	138,325
Whirlpool Corp.	3,100	316,541
		454,866
TOTAL HOUSEHOLD DURABLES		1,310,434
INTERNET & CATALOG RETAIL - 3.6%
Catalog Retail - 1.3%
Liberty Media Corp. New - Interactive Series A (a)	34,700	726,965
Internet Retail - 2.3%
Amazon.com, Inc. (a)	9,900	777,546
Blue Nile, Inc. (a)(d)	5,100	385,611
Orbitz Worldwide, Inc.	6,600	79,728
		1,242,885
TOTAL INTERNET & CATALOG RETAIL		1,969,850
INTERNET SOFTWARE & SERVICES - 2.4%
Internet Software & Services - 2.4%
Google, Inc. Class A (sub. vtg.) (a)	2,200	1,122,000
LoopNet, Inc.	10,200	210,936
		1,332,936
LEISURE EQUIPMENT & PRODUCTS - 0.4%
Photographic Products - 0.4%
Eastman Kodak Co.	8,900	224,725
MEDIA - 27.2%
Advertising - 2.1%
National CineMedia, Inc.	14,800	368,520
Omnicom Group, Inc.	14,900	772,863
		1,141,383
Broadcasting & Cable TV - 7.2%
Citadel Broadcasting Corp.	79	397
Clear Channel Communications, Inc.	18,600	686,340
Comcast Corp. Class A (a)(d)	93,650	2,460,186
Grupo Televisa SA de CV (CPO) sponsored ADR	21,500	542,875
Time Warner Cable, Inc.	7,500	286,650
		3,976,448
Movies & Entertainment - 12.9%
Cinemark Holdings, Inc.	8,600	140,610
Live Nation, Inc. (a)	7,314	145,256
News Corp.:
Class A	82,484	1,742,062
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Movies & Entertainment - continued
News Corp.: - continued
Class B	6,100	$ 138,226
Regal Entertainment Group Class A (d)	35,800	765,762
The Walt Disney Co.	19,500	643,500
Time Warner, Inc.	174,500	3,360,870
Viacom, Inc. Class B (non-vtg.) (a)	4,900	187,670
		7,123,956
Publishing - 5.0%
Getty Images, Inc. (a)	8,000	359,440
McGraw-Hill Companies, Inc.	23,000	1,391,500
R.H. Donnelley Corp. (a)	16,000	1,000,480
		2,751,420
TOTAL MEDIA		14,993,207
MULTILINE RETAIL - 12.5%
Department Stores - 5.8%
JCPenney Co., Inc.	15,000	1,020,600
Macy's, Inc. (d)	17,400	627,618
Nordstrom, Inc. (d)	13,500	642,330
Sears Holdings Corp. (a)	6,600	902,814
		3,193,362
General Merchandise Stores - 6.7%
Family Dollar Stores, Inc.	22,500	666,450
Lojas Americanas SA (PN)	15,000	1,343
Target Corp.	49,900	3,022,443
		3,690,236
TOTAL MULTILINE RETAIL		6,883,598
PERSONAL PRODUCTS - 0.9%
Personal Products - 0.9%
Bare Escentuals, Inc.	16,900	476,749
SPECIALTY RETAIL - 20.8%
Apparel Retail - 4.3%
Abercrombie & Fitch Co. Class A	7,900	552,210
Casual Male Retail Group, Inc. (a)(d)	27,900	285,138
Lululemon Athletica, Inc.	2,200	70,708
Payless ShoeSource, Inc. (a)	16,000	425,920
TJX Companies, Inc.	32,348	897,657
Urban Outfitters, Inc. (a)	5,600	112,336
		2,343,969
Automotive Retail - 0.3%
Penske Auto Group, Inc.	8,600	167,528
Computer & Electronics Retail - 1.0%
Best Buy Co., Inc.	13,006	579,938
Home Improvement Retail - 8.4%
Home Depot, Inc.	92,833	3,450,601

	Shares	Value
Lowe's Companies, Inc.	30,300	$ 848,703
Sherwin-Williams Co.	4,700	327,543
		4,626,847
Homefurnishing Retail - 0.5%
Williams-Sonoma, Inc. (d)	9,800	301,742
Specialty Stores - 6.3%
OfficeMax, Inc.	2,300	75,624
PETsMART, Inc.	31,600	1,021,628
Staples, Inc.	76,938	1,771,113
Tiffany & Co., Inc. (d)	12,100	583,825
		3,452,190
TOTAL SPECIALTY RETAIL		11,472,214
TEXTILES, APPAREL & LUXURY GOODS - 6.4%
Apparel, Accessories & Luxury Goods - 3.6%
Burberry Group PLC	21,600	280,821
Coach, Inc. (a)	29,700	1,350,162
G-III Apparel Group Ltd. (a)	15,600	251,628
Polo Ralph Lauren Corp. Class A	1,500	134,025
		2,016,636
Footwear - 2.8%
Deckers Outdoor Corp. (a)(d)	5,548	571,999
Iconix Brand Group, Inc. (a)	23,100	456,918
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	23,831	495,446
		1,524,363
TOTAL TEXTILES, APPAREL & LUXURY GOODS		3,540,999
TOTAL COMMON STOCKS (Cost $52,268,076)		54,875,387
Money Market Funds - 17.1%

Fidelity Cash Central Fund, 5.38% (b)	532,755	532,755
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	8,872,300	8,872,300
TOTAL MONEY MARKET FUNDS (Cost $9,405,055)		9,405,055
TOTAL INVESTMENT PORTFOLIO - 116.8% (Cost $61,673,131)		64,280,442
NET OTHER ASSETS - (16.8)%		(9,267,662)
NET ASSETS - 100%		$ 55,012,780
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 45,660
Fidelity Securities Lending Cash Central Fund	21,857
Total	$ 67,517

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $8,501,227) - See accompanying schedule: Unaffiliated issuers (cost $52,268,076)	$ 54,875,387
Fidelity Central Funds (cost $9,405,055)	9,405,055
Total Investments (cost $61,673,131)		$ 64,280,442
Receivable for investments sold		336,300
Receivable for fund shares sold		86,725
Dividends receivable		12,762
Distributions receivable from Fidelity Central Funds		4,515
Prepaid expenses		101
Receivable from investment adviser for expense reductions		1,353
Other receivables		311
Total assets		64,722,509

Liabilities
Payable for investments purchased	$ 493,717
Payable for fund shares redeemed	232,011
Accrued management fee	27,523
Distribution fees payable	28,250
Other affiliated payables	16,969
Other payables and accrued expenses	38,959
Collateral on securities loaned, at value	8,872,300
Total liabilities		9,709,729

Net Assets		$ 55,012,780
Net Assets consist of:
Paid in capital		$ 47,542,179
Accumulated net investment loss		(12)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,863,248
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,607,365
Net Assets		$ 55,012,780

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,708,278 ÷ 1,239,964 shares)	$ 15.89

Maximum offering price per share (100/94.25 of $15.89)	$ 16.86
Class T: Net Asset Value and redemption price per share ($14,787,397 ÷ 955,710 shares)	$ 15.47

Maximum offering price per share (100/96.50 of $15.47)	$ 16.03
Class B: Net Asset Value and offering price per share ($11,081,103 ÷ 760,892 shares)A	$ 14.56

Class C: Net Asset Value and offering price per share ($8,051,068 ÷ 551,751 shares)A	$ 14.59

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,384,934 ÷ 84,417 shares)	$ 16.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Discretionary Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends		$ 575,030
Special dividends		258,300
Interest		143
Income from Fidelity Central Funds		67,517
Total income		900,990

Expenses
Management fee	$ 335,937
Transfer agent fees	197,977
Distribution fees	349,171
Accounting and security lending fees	24,539
Custodian fees and expenses	14,306
Independent trustees' compensation	195
Registration fees	61,596
Audit	46,844
Legal	1,064
Miscellaneous	20,962
Total expenses before reductions	1,052,591
Expense reductions	(24,891)	1,027,700
Net investment income (loss)		(126,710)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,082,299
Foreign currency transactions	1,367
Total net realized gain (loss)		8,083,666
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,699,359)
Assets and liabilities in foreign currencies	(49)
Total change in net unrealized appreciation (depreciation)		(1,699,408)
Net gain (loss)		6,384,258
Net increase (decrease) in net assets resulting from operations		$ 6,257,548

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (126,710)	$ (348,612)
Net realized gain (loss)	8,083,666	6,032,685
Change in net unrealized appreciation (depreciation)	(1,699,408)	(6,266,158)
Net increase (decrease) in net assets resulting from operations	6,257,548	(582,085)
Distributions to shareholders from net investment income	(93,265)	-
Distributions to shareholders from net realized gain	(7,904,219)	(441,481)
Total distributions	(7,997,484)	(441,481)
Share transactions - net increase (decrease)	3,157,156	(8,793,822)
Redemption fees	895	4,458
Total increase (decrease) in net assets	1,418,115	(9,812,930)

Net Assets
Beginning of period	53,594,665	63,407,595
End of period (including accumulated net investment loss of $12 and accumulated net investment loss of $20, respectively)	$ 55,012,780	$ 53,594,665

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.39	$ 16.62	$ 14.51	$ 13.71	$ 12.71
Income from Investment Operations
Net investment income (loss) C	.02H	(.04)	(.07)	(.07)	(.04)
Net realized and unrealized gain (loss)	1.83	(.07)	2.71	.87	1.04
Total from investment operations	1.85	(.11)	2.64	.80	1.00
Distributions from net investment income	(.05)	-	-	-	-
Distributions from net realized gain	(2.30)	(.12)	(.53)	-	-
Total distributions	(2.35)	(.12)	(.53)	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 15.89	$ 16.39	$ 16.62	$ 14.51	$ 13.71
Total Return A, B	11.67%	(.69)%	18.85%	5.84%	7.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.42%	1.42%	1.47%	1.55%	1.70%
Expenses net of fee waivers, if any	1.40%	1.40%	1.44%	1.50%	1.53%
Expenses net of all reductions	1.39%	1.39%	1.42%	1.45%	1.48%
Net investment income (loss)	.11%H	(.23)%	(.45)%	(.50)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,708	$ 16,935	$ 17,887	$ 11,856	$ 9,101
Portfolio turnover rate E	164%	81%	66%	152%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.03	$ 16.29	$ 14.27	$ 13.51	$ 12.57
Income from Investment Operations
Net investment income (loss) C	(.02)H	(.07)	(.11)	(.11)	(.07)
Net realized and unrealized gain (loss)	1.79	(.07)	2.66	.87	1.01
Total from investment operations	1.77	(.14)	2.55	.76	.94
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(2.30)	(.12)	(.53)	-	-
Total distributions	(2.33)	(.12)	(.53)	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 15.47	$ 16.03	$ 16.29	$ 14.27	$ 13.51
Total Return A, B	11.43%	(.89)%	18.52%	5.63%	7.48%
Ratios to Average Net Assets D, F
Expenses before reductions	1.69%	1.69%	1.75%	1.81%	1.87%
Expenses net of fee waivers, if any	1.65%	1.65%	1.69%	1.75%	1.78%
Expenses net of all reductions	1.61%	1.62%	1.67%	1.70%	1.73%
Net investment income (loss)	(.10)%H	(.46)%	(.70)%	(.74)%	(.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,787	$ 14,267	$ 16,782	$ 15,555	$ 13,693
Portfolio turnover rate E	164%	81%	66%	152%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.26	$ 15.60	$ 13.75	$ 13.08	$ 12.22
Income from Investment Operations
Net investment income (loss) C	(.10)H	(.15)	(.17)	(.18)	(.13)
Net realized and unrealized gain (loss)	1.70	(.07)	2.55	.85	.99
Total from investment operations	1.60	(.22)	2.38	.67	.86
Distributions from net realized gain	(2.30)	(.12)	(.53)	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 14.56	$ 15.26	$ 15.60	$ 13.75	$ 13.08
Total Return A, B	10.82%	(1.45)%	17.97%	5.12%	7.04%
Ratios to Average Net Assets D, F
Expenses before reductions	2.20%	2.19%	2.24%	2.29%	2.37%
Expenses net of fee waivers, if any	2.15%	2.15%	2.19%	2.25%	2.25%
Expenses net of all reductions	2.15%	2.14%	2.16%	2.20%	2.19%
Net investment income (loss)	(.64)%H	(.98)%	(1.20)%	(1.25)%	(1.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,081	$ 14,088	$ 18,862	$ 17,302	$ 15,944
Portfolio turnover rate E	164%	81%	66%	152%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.28	$ 15.62	$ 13.77	$ 13.10	$ 12.24
Income from Investment Operations
Net investment income (loss) C	(.10)H	(.15)	(.17)	(.18)	(.13)
Net realized and unrealized gain (loss)	1.71	(.07)	2.55	.85	.99
Total from investment operations	1.61	(.22)	2.38	.67	.86
Distributions from net realized gain	(2.30)	(.12)	(.53)	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 14.59	$ 15.28	$ 15.62	$ 13.77	$ 13.10
Total Return A, B	10.88%	(1.45)%	17.94%	5.11%	7.03%
Ratios to Average Net Assets D, F
Expenses before reductions	2.16%	2.12%	2.17%	2.24%	2.33%
Expenses net of fee waivers, if any	2.15%	2.12%	2.17%	2.24%	2.25%
Expenses net of all reductions	2.15%	2.12%	2.14%	2.19%	2.19%
Net investment income (loss)	(.64)%H	(.95)%	(1.18)%	(1.24)%	(1.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,051	$ 7,160	$ 8,505	$ 6,992	$ 6,759
Portfolio turnover rate E	164%	81%	66%	152%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.82	$ 17.01	$ 14.81	$ 13.95	$ 12.91
Income from Investment Operations
Net investment income (loss) B	.06G	-	(.03)	(.04)	(.01)
Net realized and unrealized gain (loss)	1.89	(.07)	2.76	.90	1.05
Total from investment operations	1.95	(.07)	2.73	.86	1.04
Distributions from net investment income	(.06)	-	-	-	-
Distributions from net realized gain	(2.30)	(.12)	(.53)	-	-
Total distributions	(2.36)	(.12)	(.53)	-	-
Redemption fees added to paid in capital B	- F	- F	- F	- F	- F
Net asset value, end of period	$ 16.41	$ 16.82	$ 17.01	$ 14.81	$ 13.95
Total Return A	12.04%	(.44)%	19.08%	6.16%	8.06%
Ratios to Average Net Assets C, E
Expenses before reductions	1.15%	1.18%	1.26%	1.34%	1.49%
Expenses net of fee waivers, if any	1.15%	1.15%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.14%	1.14%	1.17%	1.20%	1.19%
Net investment income (loss)	.36%G	.02%	(.21)%	(.25)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,385	$ 1,144	$ 1,371	$ 907	$ 766
Portfolio turnover rate D	164%	81%	66%	152%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Consumer Discretionary Fund (the Fund) (formerly Fidelity Advisor Consumer Industries Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,236,199
Unrealized depreciation	(2,682,562)
Net unrealized appreciation (depreciation)	2,553,637
Undistributed ordinary income	2,263,115
Undistributed long-term capital gain	2,180,446

Cost for federal income tax purposes	$ 61,726,805

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 1,304,072	$ -
Long-term Capital Gains	6,693,412	441,481
Total	$ 7,997,484	$ 441,481

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management and Research Company (FMR), are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Consumer Discretionary

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $95,928,114 and $98,746,414, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 50,936	$ 1,685
Class T	.25%	.25%	77,866	232
Class B	.75%	.25%	136,510	102,694
Class C	.75%	.25%	83,859	15,406
			$ 349,171	$ 120,017

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,487
Class T	4,898
Class B*	30,788
Class C*	321
$ 54,494

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 66,087.33
Class T	52,937.34
Class B	46,987.34
Class C	26,162.31
Institutional Class	5,804.32
	$ 197,977

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $417 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $110 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $21,857.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.40%	$ 3,876
Class T	1.65%	5,682
Class B	2.15%	5,982
Class C	2.15%	582
		$ 16,122

Consumer Discretionary

9. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,314 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class T	$ 5,377

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net investment income
Class A	$ 58,649	$ -
Class T	28,339	-
Class C	505	-
Institutional Class	5,772	-
Total	$ 93,265	$ -
From net realized gain
Class A	$ 2,496,425	$ 129,938
Class T	2,054,841	112,178
Class B	2,079,901	130,928
Class C	1,100,868	59,730
Institutional Class	172,184	8,707
Total	$ 7,904,219	$ 441,481

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	540,609	426,479	$ 8,973,622	$ 7,019,654
Reinvestment of distributions	141,640	7,092	2,265,680	116,631
Shares redeemed	(475,746)	(476,405)	(7,950,826)	(7,879,209)
Net increase (decrease)	206,503	(42,834)	$ 3,288,476	$ (742,924)
Class T
Shares sold	188,336	183,824	$ 3,060,088	$ 2,956,227
Reinvestment of distributions	122,934	6,480	1,916,483	104,320
Shares redeemed	(245,736)	(330,058)	(4,018,366)	(5,310,774)
Net increase (decrease)	65,534	(139,754)	$ 958,205	$ (2,250,227)
Class B
Shares sold	83,325	124,427	$ 1,279,468	$ 1,901,339
Reinvestment of distributions	122,770	7,467	1,810,224	114,882
Shares redeemed	(368,667)	(417,847)	(5,659,191)	(6,443,082)
Net increase (decrease)	(162,572)	(285,953)	$ (2,569,499)	$ (4,426,861)
Class C
Shares sold	183,143	103,187	$ 2,817,553	$ 1,601,293
Reinvestment of distributions	59,948	3,123	885,827	48,106
Shares redeemed	(159,811)	(182,363)	(2,453,389)	(2,814,524)
Net increase (decrease)	83,280	(76,053)	$ 1,249,991	$ (1,165,125)
Institutional Class
Shares sold	116,522	14,460	$ 1,988,792	$ 246,044
Reinvestment of distributions	8,916	433	146,867	7,305
Shares redeemed	(109,046)	(27,416)	(1,905,676)	(462,034)
Net increase (decrease)	16,392	(12,523)	$ 229,983	$ (208,685)

Consumer Discretionary

Advisor Electronics Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	16.34%	9.04%	-2.28%
Class T (incl. 3.50% sales charge)	18.87%	9.32%	-2.15%
Class B (incl. contingent deferred sales charge) B	17.54%	9.25%	-2.09%
Class C (incl. contingent deferred sales charge) C	21.57%	9.54%	-2.11%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Electronics Fund

Management's Discussion of Fund Performance

Comments from Christopher Lee and Paul Jackson, Co-Portfolio Managers of Fidelity® Advisor Electronics Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 23.44%, 23.18%, 22.54% and 22.57%, respectively (excluding sales charges), trailing both the 25.06% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Semiconductors & Semiconductor Equipment Index and the 26.21% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. Over the same 12-month period, the fund beat the S&P 500. The fund considerably lagged the Goldman Sachs index during the first two months of the period, when unfavorable stock selection in the fund's core segment of semiconductors was the primary negative factor. Having no exposure to the strong-performing communications equipment and systems software groups also hurt, as did an overweighting in the technology distributors segment. Among individual holdings, an out-of-index position in United Kingdom-based CSR, a maker of semiconductors used in wireless networking, was a major detractor, as it was weighed down by higher-than-expected inventories. Having no stake in networking equipment manufacturer Cisco Systems, a key index component that did well, also dampened performance. On the plus side, our picks in electronic manufacturing services aided performance, as did not having exposure to two underperforming groups: data processing/outsourced services and Internet software/services. Performance particularly benefited from our position in Broadcom, a chip maker for cellular handsets and digital televisions. The stock rebounded after getting pounded earlier in the year, as the company made progress toward settling its stock options backdating issues with regulators and industry fundamentals improved. During the last 10 months of the period, the fund topped the MSCI index. Stock picking in technology distributors had by far the most positive impact, along with an underweighting and timely picks in the semiconductor group. Distributors Arrow Electronics and Avnet - out-of-index holdings - each added about two percentage points to the fund's relative results, riding a cyclical recovery in the semiconductor food chain. Underweighting Advanced Micro Devices, a maker of personal computer (PC) microprocessors, proved timely, as the company lost market share to larger rival Intel. Conversely, unrewarding stock selection in the diversified communications and professional services area - specifically Arrowhead Research, a nanotechnology company - was the main drag on performance versus the MSCI index. The fund's results were further undermined by Vimicro International, a non-index maker of chips for PCs, camera sensors and the like. Competition hurt the company's pricing power. Underweighting strong-performing index component MEMC Electronic Materials detracted as well, along with the fund's modest cash position. Some stocks mentioned in this report were sold by period end.

During the past year, the fund's Institutional Class shares returned 23.83%, trailing both the 25.06% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Semiconductors & Semiconductor Equipment Index and the 26.21% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. Over the same 12-month period, the fund beat the S&P 500. The fund considerably lagged the Goldman Sachs index during the first two months of the period, when unfavorable stock selection in the fund's core segment of semiconductors was the primary negative factor. Having no exposure to the strong-performing communications equipment and systems software groups also hurt, as did an overweighting in the technology distributors segment. Among individual holdings, an out-of-index position in United Kingdom-based CSR, a maker of semiconductors used in wireless networking, was a major detractor, as it was weighed down by higher-than-expected inventories. Having no stake in networking equipment manufacturer Cisco Systems, a key index component that did well, also dampened performance. On the plus side, our picks in electronic manufacturing services aided performance, as did not having exposure to two underperforming groups: data processing/outsourced services and Internet software/services. Performance particularly benefited from our position in Broadcom, a chip maker for cellular handsets and digital televisions. The stock rebounded after getting pounded earlier in the year, as the company made progress toward settling its stock options backdating issues with regulators and industry fundamentals improved. During the last 10 months of the period, the fund topped the MSCI index. Stock picking in technology distributors had by far the most positive impact, along with an underweighting and timely picks in the semiconductor group. Distributors Arrow Electronics and Avnet - out-of-index holdings - each added about two percentage points to the fund's relative results, riding a cyclical recovery in the semiconductor food chain. Underweighting Advanced Micro Devices, a maker of personal computer (PC) microprocessors, proved timely, as the company lost market share to larger rival Intel. Conversely, unrewarding stock selection in the diversified communications and professional services area - specifically Arrowhead Research, a nanotechnology company - was the main drag on performance versus the MSCI index. The fund's results were further undermined by Vimicro International, a non-index maker of chips for PCs, camera sensors and the like. Competition hurt the company's pricing power. Underweighting strong-performing index component MEMC Electronic Materials detracted as well, along with the fund's modest cash position. Some stocks mentioned in this report were sold by period end.

Annual Report

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Technology Index, which returned 12.15% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Semiconductors & Semiconductor Equipment Index, which returned 12.54% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 26.21%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Electronics

Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,085.80	$ 7.24
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 1,084.50	$ 8.53
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 1,083.40	$ 11.11
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 1,082.20	$ 11.10
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class
Actual	$ 1,000.00	$ 1,087.70	$ 5.95
HypotheticalA	$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	1.15%

Annual Report

Advisor Electronics Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	18.8	7.2
Broadcom Corp. Class A	5.9	3.1
Maxim Integrated Products, Inc.	5.5	5.0
Applied Materials, Inc.	5.0	5.8
Marvell Technology Group Ltd.	4.8	4.8
Texas Instruments, Inc.	4.2	3.5
Arrowhead Research Corp.	3.6	0.0
Analog Devices, Inc.	3.5	3.2
National Semiconductor Corp.	3.0	4.5
Advanced Micro Devices, Inc.	2.8	0.0
	57.1
Top Industries (% of fund's net assets)
As of July 31, 2007
Semiconductors & Semiconductor Equipment	85.2%
Commercial Services & Supplies	4.6%
Electronic Equipment & Instruments	3.6%
Communications Equipment	2.0%
Chemicals	1.3%
All Others*	3.3%

As of January 31, 2007
Semiconductors & Semiconductor Equipment	78.8%
Electronic Equipment & Instruments	15.0%
All Others*	6.2%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Electronics Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
CAPITAL MARKETS - 0.6%
Asset Management & Custody Banks - 0.3%
Harris & Harris Group, Inc. (a)	10,052	$ 100,419
Diversified Capital Markets - 0.1%
Indochina Capital Vietnam Holdings Ltd.	3,200	29,360
Investment Banking & Brokerage - 0.2%
REXCAPITAL Financial Holdings Ltd. (a)	375,000	56,321
TOTAL CAPITAL MARKETS		186,100
CHEMICALS - 1.3%
Specialty Chemicals - 1.3%
Nanophase Technologies Corp. (a)	28,000	183,120
Nitto Denko Corp.	900	47,219
Tokuyama Corp.	3,000	43,571
Wacker Chemie AG	400	98,795
		372,705
COMMERCIAL SERVICES & SUPPLIES - 4.6%
Diversified Commercial & Professional Services - 4.6%
Arrowhead Research Corp. (a)	22,900	103,279
Arrowhead Research Corp. (a)(c)	259,516	1,053,375
Arrowhead Research Corp. warrants 5/21/17 (a)(c)	64,879	179,616
		1,336,270
COMMUNICATIONS EQUIPMENT - 2.0%
Communications Equipment - 2.0%
AAC Acoustic Technology Holdings, Inc. (a)	34,000	40,264
Alcatel-Lucent SA sponsored ADR	9,300	107,880
China Techfaith Wireless Communication Technology Ltd. sponsored ADR (a)	10,603	51,000
Foxconn International Holdings Ltd. (a)	68,000	194,689
Nokia Corp. sponsored ADR	3,600	103,104
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	2,300	86,043
		582,980
COMPUTERS & PERIPHERALS - 0.7%
Computer Storage & Peripherals - 0.7%
SanDisk Corp. (a)	3,400	182,342
STEC, Inc. (a)	4,400	32,340
		214,682
ELECTRICAL EQUIPMENT - 1.0%
Electrical Components & Equipment - 1.0%
Evergreen Solar, Inc. (a)	16,900	140,777
Neo-Neon Holdings Ltd.	26,000	53,122
Q-Cells AG (a)	500	44,266
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	1,300	52,429
		290,594

	Shares	Value
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.6%
Electronic Equipment & Instruments - 0.8%
LG.Philips LCD Co. Ltd. sponsored ADR (a)	4,000	$ 92,440
Motech Industries, Inc.	4,000	49,986
Murata Manufacturing Co. Ltd.	400	29,885
Nidec Corp.	700	46,337
		218,648
Electronic Manufacturing Services - 1.7%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	43,000	356,488
Jabil Circuit, Inc.	6,900	155,457
		511,945
Technology Distributors - 1.1%
Arrow Electronics, Inc. (a)	5,900	225,498
Wolfson Microelectronics PLC (a)	14,500	82,180
		307,678
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		1,038,271
MEDIA - 0.2%
Broadcasting & Cable TV - 0.2%
JumpTV, Inc.	18,000	63,279
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 85.2%
Semiconductor Equipment - 13.1%
Applied Materials, Inc.	65,800	1,450,232
ASML Holding NV (NY Shares) (a)	8,500	251,260
Eagle Test Systems, Inc. (a)	10,200	152,898
Entegris, Inc. (a)	2,500	26,950
FormFactor, Inc. (a)	5,550	213,065
Greatek Electronics, Inc.	21,000	35,652
KLA-Tencor Corp.	4,290	243,629
MEMC Electronic Materials, Inc. (a)	11,500	705,180
PDF Solutions, Inc. (a)	1,700	18,853
Tessera Technologies, Inc. (a)	5,100	209,763
Topco Scientific Co. Ltd.	12,000	34,015
Varian Semiconductor Equipment Associates, Inc. (a)	8,500	399,500
Verigy Ltd.	3,700	90,502
		3,831,499
Semiconductors - 72.1%
Advanced Analog Technology, Inc.	5,000	49,224
Advanced Analogic Technologies, Inc. (a)	7,800	69,264
Advanced Micro Devices, Inc. (a)	60,300	816,462
Advanced Semiconductor Engineering, Inc. sponsored ADR (a)	22,200	145,632
Altera Corp.	29,700	689,040
Analog Devices, Inc.	28,650	1,015,643
ARM Holdings PLC sponsored ADR	16,500	146,850
Atheros Communications, Inc. (a)	5,000	139,400
Atmel Corp. (a)	50,600	272,734
Broadcom Corp. Class A (a)	52,700	1,729,087
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Cavium Networks, Inc.	1,700	$ 40,375
Diodes, Inc. (a)	7,500	199,275
Epistar Corp.	8,000	41,452
Fairchild Semiconductor International, Inc. (a)	13,600	248,200
Global Mixed-Mode Tech, Inc.	11,500	125,309
Himax Technologies, Inc. sponsored ADR (a)	12,600	64,386
Hittite Microwave Corp. (a)	5,000	201,100
Ikanos Communications, Inc. (a)	6,100	43,920
Infineon Technologies AG sponsored ADR (a)	13,500	220,995
Intel Corp.	234,090	5,529,208
Intersil Corp. Class A	12,200	356,850
Lattice Semiconductor Corp. (a)	16,900	79,937
Linear Technology Corp.	1,900	67,735
LSI Corp. (a)	50,700	365,040
Marvell Technology Group Ltd. (a)	78,900	1,420,200
Maxim Integrated Products, Inc.	51,000	1,616,700
Microchip Technology, Inc.	900	32,679
Micron Technology, Inc. (a)	15,300	181,611
Mindspeed Technologies, Inc. (a)	16,400	29,848
National Semiconductor Corp.	33,920	881,581
NVIDIA Corp. (a)	8,100	370,656
ON Semiconductor Corp. (a)	35,100	414,882
ProMOS Technologies, Inc. (a)	172,000	66,841
Richtek Technology Corp.	10,350	148,425
Samsung Electronics Co. Ltd.	150	99,025
Semtech Corp. (a)	10,200	165,750
Silicon Laboratories, Inc. (a)	9,000	313,470
Siliconware Precision Industries Co. Ltd. sponsored ADR	7,545	72,734
SiRF Technology Holdings, Inc. (a)	7,700	180,488
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	25,223	256,013
Texas Instruments, Inc.	35,100	1,235,169
Volterra Semiconductor Corp. (a)	25,000	287,250
Xilinx, Inc.	29,700	742,500
		21,172,940
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		25,004,439

	Shares	Value
SOFTWARE - 0.8%
Home Entertainment Software - 0.8%
Nintendo Co. Ltd.	500	$ 245,000
TOTAL COMMON STOCKS (Cost $30,682,265)		29,334,320
Money Market Funds - 0.4%

Fidelity Cash Central Fund, 5.38% (b) (Cost $128,513)	128,513	128,513
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $30,810,778)		29,462,833
NET OTHER ASSETS - (0.4)%		(118,875)
NET ASSETS - 100%		$ 29,343,958
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,232,991 or 4.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arrowhead Research Corp.	5/18/07	$ 1,265,060
Arrowhead Research Corp. warrants 5/21/17	5/18/07	$ 234,942
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 50,342
Fidelity Securities Lending Cash Central Fund	11,432
Total	$ 61,774
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.1%
Bermuda	4.8%
Taiwan	4.7%
Japan	1.5%
Cayman Islands	1.4%
Germany	1.2%
Others (individually less than 1%)	4.3%
100.0%
Income Tax Information
At July 31, 2007, the fund had a capital loss carryforward of approximately $7,319,181 of which $4,774,109, $2,265,871 and $279,201 will expire on July 31, 2011, 2012 and 2013, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $30,682,265)	$ 29,334,320
Fidelity Central Funds (cost $128,513)	128,513
Total Investments (cost $30,810,778)		$ 29,462,833
Receivable for investments sold		139,730
Receivable for fund shares sold		12,696
Dividends receivable		12,509
Distributions receivable from Fidelity Central Funds		753
Prepaid expenses		59
Receivable from investment adviser for expense reductions		1,707
Other receivables		821
Total assets		29,631,108

Liabilities
Payable to custodian bank	$ 41,500
Payable for investments purchased	116,720
Payable for fund shares redeemed	52,835
Accrued management fee	14,379
Distribution fees payable	16,564
Other affiliated payables	8,691
Other payables and accrued expenses	36,461
Total liabilities		287,150

Net Assets		$ 29,343,958
Net Assets consist of:
Paid in capital		$ 38,300,340
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,608,443)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,347,939)
Net Assets		$ 29,343,958

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,551,071 ÷ 828,426 shares)	$ 9.11

Maximum offering price per share (100/94.25 of $9.11)	$ 9.67
Class T: Net Asset Value and redemption price per share ($8,102,519 ÷ 902,037 shares)	$ 8.98

Maximum offering price per share (100/96.50 of $8.98)	$ 9.31
Class B: Net Asset Value and offering price per share ($4,572,148 ÷ 525,755 shares)A	$ 8.70

Class C: Net Asset Value and offering price per share ($8,388,552 ÷ 965,480 shares)A	$ 8.69

Institutional Class: Net Asset Value, offering price and redemption price per share ($729,668 ÷ 78,465 shares)	$ 9.30

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Electronics Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends		$ 255,984
Interest		1,668
Income from Fidelity Central Funds		61,774
Total income		319,426

Expenses
Management fee	$ 173,257
Transfer agent fees	107,153
Distribution fees	195,950
Accounting and security lending fees	13,516
Custodian fees and expenses	17,432
Independent trustees' compensation	102
Registration fees	48,905
Audit	47,967
Legal	669
Miscellaneous	10,871
Total expenses before reductions	615,822
Expense reductions	(69,851)	545,971
Net investment income (loss)		(226,545)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,563,969
Foreign currency transactions	(1,742)
Total net realized gain (loss)		4,562,227
Change in net unrealized appreciation (depreciation) on: Investment securities	2,119,333
Assets and liabilities in foreign currencies	(68)
Total change in net unrealized appreciation (depreciation)		2,119,265
Net gain (loss)		6,681,492
Net increase (decrease) in net assets resulting from operations		$ 6,454,947

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (226,545)	$ (355,473)
Net realized gain (loss)	4,562,227	3,613,218
Change in net unrealized appreciation (depreciation)	2,119,265	(6,280,048)
Net increase (decrease) in net assets resulting from operations	6,454,947	(3,022,303)
Share transactions - net increase (decrease)	(7,957,827)	(10,537,180)
Redemption fees	878	3,363
Total increase (decrease) in net assets	(1,502,002)	(13,556,120)

Net Assets
Beginning of period	30,845,960	44,402,080
End of period	$ 29,343,958	$ 30,845,960

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.38	$ 8.04	$ 6.58	$ 6.59	$ 5.57
Income from Investment Operations
Net investment income (loss) C	(.03)	(.04)	(.07)	(.09)	(.06)
Net realized and unrealized gain (loss)	1.76	(.62)	1.53	.08	1.07
Total from investment operations	1.73	(.66)	1.46	(.01)	1.01
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 9.11	$ 7.38	$ 8.04	$ 6.58	$ 6.59
Total Return A, B	23.44%	(8.21)%	22.19%	(.15)%	18.31%
Ratios to Average Net Assets D, F
Expenses before reductions	1.60%	1.50%	1.59%	1.55%	1.89%
Expenses net of fee waivers, if any	1.40%	1.40%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.38%	1.36%	1.38%	1.48%	1.46%
Net investment income (loss)	(.35)%	(.52)%	(.96)%	(1.15)%	(1.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,551	$ 7,916	$ 11,397	$ 8,374	$ 8,116
Portfolio turnover rate E	97%	95%	128%	84%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.29	$ 7.96	$ 6.53	$ 6.56	$ 5.55
Income from Investment Operations
Net investment income (loss) C	(.05)	(.06)	(.08)	(.11)	(.07)
Net realized and unrealized gain (loss)	1.74	(.61)	1.51	.08	1.07
Total from investment operations	1.69	(.67)	1.43	(.03)	1.00
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 8.98	$ 7.29	$ 7.96	$ 6.53	$ 6.56
Total Return A, B	23.18%	(8.42)%	21.90%	(.46)%	18.20%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.82%	1.89%	1.83%	2.14%
Expenses net of fee waivers, if any	1.65%	1.65%	1.69%	1.75%	1.75%
Expenses net of all reductions	1.64%	1.61%	1.61%	1.72%	1.71%
Net investment income (loss)	(.60)%	(.77)%	(1.20)%	(1.39)%	(1.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,103	$ 9,048	$ 12,085	$ 15,445	$ 14,362
Portfolio turnover rate E	97%	95%	128%	84%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.10	$ 7.78	$ 6.42	$ 6.48	$ 5.52
Income from Investment Operations
Net investment income (loss) C	(.09)	(.10)	(.12)	(.14)	(.10)
Net realized and unrealized gain (loss)	1.69	(.58)	1.48	.08	1.06
Total from investment operations	1.60	(.68)	1.36	(.06)	.96
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 8.70	$ 7.10	$ 7.78	$ 6.42	$ 6.48
Total Return A, B	22.54%	(8.74)%	21.18%	(.93)%	17.39%
Ratios to Average Net Assets D, F
Expenses before reductions	2.36%	2.29%	2.41%	2.41%	2.76%
Expenses net of fee waivers, if any	2.15%	2.15%	2.21%	2.25%	2.25%
Expenses net of all reductions	2.13%	2.11%	2.13%	2.23%	2.21%
Net investment income (loss)	(1.10)%	(1.27)%	(1.72)%	(1.90)%	(1.83)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,572	$ 6,123	$ 8,963	$ 8,498	$ 11,335
Portfolio turnover rate E	97%	95%	128%	84%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.09	$ 7.77	$ 6.41	$ 6.47	$ 5.51
Income from Investment Operations
Net investment income (loss) C	(.09)	(.10)	(.11)	(.14)	(.10)
Net realized and unrealized gain (loss)	1.69	(.58)	1.47	.08	1.06
Total from investment operations	1.60	(.68)	1.36	(.06)	.96
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 8.69	$ 7.09	$ 7.77	$ 6.41	$ 6.47
Total Return A, B	22.57%	(8.75)%	21.22%	(.93)%	17.42%
Ratios to Average Net Assets D, F
Expenses before reductions	2.34%	2.26%	2.31%	2.24%	2.52%
Expenses net of fee waivers, if any	2.15%	2.15%	2.18%	2.24%	2.25%
Expenses net of all reductions	2.13%	2.11%	2.11%	2.21%	2.21%
Net investment income (loss)	(1.10)%	(1.27)%	(1.69)%	(1.88)%	(1.83)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,389	$ 7,009	$ 11,058	$ 12,322	$ 13,061
Portfolio turnover rate E	97%	95%	128%	84%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.51	$ 8.15	$ 6.65	$ 6.64	$ 5.60
Income from Investment Operations
Net investment income (loss) B	(.01)	(.02)	(.05)	(.06)	(.04)
Net realized and unrealized gain (loss)	1.80	(.62)	1.55	.07	1.07
Total from investment operations	1.79	(.64)	1.50	.01	1.03
Redemption fees added to paid in capital B	- F	- F	- F	- F	.01
Net asset value, end of period	$ 9.30	$ 7.51	$ 8.15	$ 6.65	$ 6.64
Total Return A	23.83%	(7.85)%	22.56%	.15%	18.57%
Ratios to Average Net Assets C, E
Expenses before reductions	1.26%	1.11%	1.16%	1.12%	1.46%
Expenses net of fee waivers, if any	1.15%	1.11%	1.16%	1.12%	1.25%
Expenses net of all reductions	1.13%	1.07%	1.08%	1.09%	1.21%
Net investment income (loss)	(.10)%	(.23)%	(.67)%	(.76)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 730	$ 750	$ 899	$ 687	$ 625
Portfolio turnover rate D	97%	95%	128%	84%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of, FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,577,796
Unrealized depreciation	(3,215,000)
Net unrealized appreciation (depreciation)	(1,637,204)
Capital loss carryforward	(7,319,181)

Cost for federal income tax purposes	$ 31,100,037

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Electronics

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $29,088,126 and $36,888,144, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 20,055	$ 302
Class T	.25%	.25%	43,948	162
Class B	.75%	.25%	53,350	40,094
Class C	.75%	.25%	78,597	9,924
			$ 195,950	$ 50,482

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,222
Class T	2,154
Class B*	20,244
Class C*	711
$ 24,331

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 27,063.34
Class T	33,021.38
Class B	18,328.34
Class C	26,602.34
Institutional Class	2,139.25
	$ 107,153

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $858 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $58 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $11,432.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.40%	$ 16,383
Class T	1.65%	21,401
Class B	2.15%	11,365
Class C	2.15%	14,831
Institutional Class	1.15%	944
		$ 64,924

Electronics

9. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,272 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	172,908	435,594	$ 1,452,847	$ 3,620,302
Shares redeemed	(416,578)	(781,896)	(3,518,739)	(6,327,084)
Net increase (decrease)	(243,670)	(346,302)	$ (2,065,892)	$ (2,706,782)
Class T
Shares sold	96,013	251,455	$ 811,586	$ 2,041,805
Shares redeemed	(434,383)	(529,920)	(3,616,000)	(4,209,309)
Net increase (decrease)	(338,370)	(278,465)	$ (2,804,414)	$ (2,167,504)
Class B
Shares sold	33,257	89,856	$ 271,410	$ 712,048
Shares redeemed	(370,189)	(378,696)	(3,005,497)	(2,960,769)
Net increase (decrease)	(336,932)	(288,840)	$ (2,734,087)	$ (2,248,721)
Class C
Shares sold	354,933	184,474	$ 2,907,179	$ 1,462,697
Shares redeemed	(378,058)	(618,382)	(3,063,507)	(4,840,037)
Net increase (decrease)	(23,125)	(433,908)	$ (156,328)	$ (3,377,340)
Institutional Class
Shares sold	23,807	66,399	$ 203,253	$ 577,320
Shares redeemed	(45,136)	(76,867)	(400,359)	(614,153)
Net increase (decrease)	(21,329)	(10,468)	$ (197,106)	$ (36,833)

Annual Report

Advisor Energy Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	15.06%	25.84%	12.70%
Class T (incl. 3.50% sales charge)	17.57%	26.19%	12.76%
Class B (incl. contingent deferred sales charge) B	16.18%	26.25%	12.80%
Class C (incl. contingent deferred sales charge) C	20.22%	26.46%	12.55%

A Class A's 12b-1 fee may range over time between 0.25% and 0.35%, as an amount of brokerage commissions equivalent to up to 0.10% of the class's average net assets may be used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses.

B Class B shares bear a 1.00% 12b-1 fee. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Energy Fund - Class T on July 31, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Energy Fund

Management's Discussion of Fund Performance

Comments from John Dowd, Portfolio Manager of Fidelity® Advisor Energy Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

For the 12 months that ended July 31, 2007, the fund's Class A, Class T, Class B and Class C shares returned 22.08%, 21.84%, 21.18% and 21.22%, respectively (excluding sales charges), versus a gain of 21.20% for the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Energy Index and a 20.14% advance for a blended index specific to this fund. The blended index is a combination of the Goldman Sachs® Natural Resources Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's remaining 10 months1. During the same 12-month period, the fund also beat the S&P 500. The fund slightly underperformed the Goldman Sachs benchmark during the first two months of the period, largely due to underweighted positions in the strong-performing integrated oil companies, including Exxon Mobil and Chevron. Overweighting several companies with sizable natural gas exposure - including Ultra Petroleum in the exploration and production (E&P) arena, and Smith International, National Oilwell Varco and Halliburton in energy services - also hurt when natural gas prices declined. A position in refiner Valero Energy also detracted. On the flip side, several out-of-index stocks provided gains, including Oregon Steel Mills and fertilizer manufacturer Mosaic. Among index components, overweighting Canadian aluminum producer Novelis boosted performance, as did underweighting or not owning the more commodity-price-sensitive integrated oil companies, such as ConocoPhillips, Hess and Marathon Oil. We sold several of these stocks. During the final 10 months of the period, the fund outperformed the MSCI index largely due to solid stock selection and overweighted positions in the oil and gas drilling and oil and gas equipment/services segments. Top performers in these areas included oil-rig manufacturer National Oilwell Varco and offshore oil and gas driller Noble Corp. A non-index position in Danish wind turbine manufacturer Vestas Wind Systems also helped, as did an overweighted position in natural gas producer Range Resources. On the other hand, the fund was hurt by underweighting strong-performing, large integrated oil companies such as Chevron. Positions in several oil and gas E&P companies, including Ultra Petroleum and Plains Exploration & Production, lagged due to their exposure to natural gas prices, which remained relatively flat overall. Oil-field services provider Baker Hughes also detracted from returns.

For the 12 months that ended July 31, 2007, the fund's Institutional Class shares returned 22.47%, outperforming the 21.20% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Energy Index and the 20.14% advance of a blended index specific to this fund. The blended index is a combination of the Goldman Sachs® Natural Resources Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's remaining 10 months1. During the same 12-month period, the fund also beat the S&P 500. The fund slightly underperformed the Goldman Sachs benchmark during the first two months of the period, largely due to underweighted positions in the strong-performing integrated oil companies, including Exxon Mobil and Chevron. Overweighting several companies with sizable natural gas exposure - including Ultra Petroleum in the exploration and production (E&P) arena, and Smith International, National Oilwell Varco and Halliburton in energy services - also hurt when natural gas prices declined. A position in refiner Valero Energy also detracted. On the flip side, several out-of-index stocks provided gains, including Oregon Steel Mills and fertilizer manufacturer Mosaic. Among index components, overweighting Canadian aluminum producer Novelis boosted performance, as did underweighting or not owning the more commodity-price-sensitive integrated oil companies, such as ConocoPhillips, Hess and Marathon Oil. We sold several of these stocks. During the final 10 months of the period, the fund outperformed the MSCI index largely due to solid stock selection and overweighted positions in the oil and gas drilling and oil and gas equipment/services segments. Top performers in these areas included oil-rig manufacturer National Oilwell Varco and offshore oil and gas driller Noble Corp. A non-index position in Danish wind turbine manufacturer Vestas Wind Systems also helped, as did an overweighted position in natural gas producer Range Resources. On the other hand, the fund was hurt by underweighting strong-performing, large integrated oil companies such as Chevron. Positions in several oil and gas E&P companies, including Ultra Petroleum and Plains Exploration & Production, lagged due to their exposure to natural gas prices, which remained relatively flat overall. Oil-field services provider Baker Hughes also detracted from returns.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Natural Resources Index, which returned -8.26% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Energy Index, which returned 30.96% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 20.14%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Energy Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,220.10	$ 6.33
HypotheticalA	$ 1,000.00	$ 1,019.09	$ 5.76
Class T
Actual	$ 1,000.00	$ 1,219.00	$ 7.48
HypotheticalA	$ 1,000.00	$ 1,018.05	$ 6.81
Class B
Actual	$ 1,000.00	$ 1,215.50	$ 10.49
HypotheticalA	$ 1,000.00	$ 1,015.32	$ 9.54
Class C
Actual	$ 1,000.00	$ 1,215.80	$ 10.27
HypotheticalA	$ 1,000.00	$ 1,015.52	$ 9.35
Institutional Class
Actual	$ 1,000.00	$ 1,222.10	$ 4.68
HypotheticalA	$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.15%
Class T	1.36%
Class B	1.91%
Class C	1.87%
Institutional Class	.85%

Annual Report

Advisor Energy Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	15.1	7.7
Schlumberger Ltd. (NY Shares)	7.4	5.7
Valero Energy Corp.	6.9	7.6
ConocoPhillips	5.6	6.9
National Oilwell Varco, Inc.	5.6	3.3
Range Resources Corp.	3.8	3.8
Chevron Corp.	3.3	7.6
Ultra Petroleum Corp.	3.2	3.6
Cabot Oil & Gas Corp.	2.6	2.2
Transocean, Inc.	2.4	1.5
	55.9
Top Industries (% of fund's net assets)
As of July 31, 2007
Oil, Gas & Consumable Fuels	63.4%
Energy Equipment & Services	32.2%
Electrical Equipment	1.5%
Construction & Engineering	1.0%
Industrial Conglomerates	0.4%
All Others*	1.5%

As of January 31, 2007
Oil, Gas & Consumable Fuels	60.0%
Energy Equipment & Services	35.4%
Electrical Equipment	1.5%
Machinery	1.3%
Construction & Engineering	0.9%
All Others*	0.9%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Energy Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Fuel Tech, Inc. (a)(d)	16,062	$ 449,254
CONSTRUCTION & ENGINEERING - 1.0%
Construction & Engineering - 1.0%
Chicago Bridge & Iron Co. NV (NY Shares)	20,400	828,240
Fluor Corp.	16,200	1,871,262
Jacobs Engineering Group, Inc. (a)	103,400	6,372,542
		9,072,044
ELECTRICAL EQUIPMENT - 1.5%
Electrical Components & Equipment - 0.1%
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	15,700	633,181
Heavy Electrical Equipment - 1.4%
Suzlon Energy Ltd.	73,040	2,309,965
Vestas Wind Systems AS (a)	164,200	11,112,039
		13,422,004
TOTAL ELECTRICAL EQUIPMENT		14,055,185
ENERGY EQUIPMENT & SERVICES - 32.2%
Oil & Gas Drilling - 10.1%
Diamond Offshore Drilling, Inc.	197,200	20,347,096
GlobalSantaFe Corp.	211,500	15,166,665
Noble Corp.	216,700	22,203,082
Pride International, Inc. (a)	370,000	12,968,500
Transocean, Inc. (a)	206,800	22,220,660
		92,906,003
Oil & Gas Equipment & Services - 22.1%
Baker Hughes, Inc.	229,150	18,114,308
Cameron International Corp. (a)	40,700	3,174,600
FMC Technologies, Inc. (a)	29,100	2,663,232
Grant Prideco, Inc. (a)	41,100	2,305,710
Halliburton Co.	178,700	6,436,774
Hanover Compressor Co. (a)	95,000	2,263,850
National Oilwell Varco, Inc. (a)	425,032	51,050,594
Oceaneering International, Inc. (a)	93,200	5,234,112
Schlumberger Ltd. (NY Shares)	715,500	67,772,160
Smith International, Inc.	331,927	20,383,637
Superior Energy Services, Inc. (a)	188,100	7,584,192
Universal Compression Holdings, Inc. (a)	31,400	2,293,456
W-H Energy Services, Inc. (a)	74,400	4,767,552
Weatherford International Ltd. (a)	158,000	8,742,140
		202,786,317
TOTAL ENERGY EQUIPMENT & SERVICES		295,692,320
GAS UTILITIES - 0.1%
Gas Utilities - 0.1%
Questar Corp.	19,400	998,906

	Shares	Value
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.3%
Independent Power Producers & Energy Traders - 0.3%
AES Corp. (a)	41,400	$ 813,510
Constellation Energy Group, Inc.	10,400	871,520
NRG Energy, Inc. (a)	21,900	844,245
		2,529,275
INDUSTRIAL CONGLOMERATES - 0.4%
Industrial Conglomerates - 0.4%
McDermott International, Inc. (a)	38,900	3,226,366
MULTI-UTILITIES - 0.3%
Multi-Utilities - 0.3%
Sempra Energy	52,200	2,751,984
OIL, GAS & CONSUMABLE FUELS - 63.4%
Coal & Consumable Fuels - 2.7%
Arch Coal, Inc. (d)	163,385	4,883,578
CONSOL Energy, Inc.	248,259	10,339,987
Foundation Coal Holdings, Inc.	25,200	878,220
International Coal Group, Inc. (a)	15,000	60,900
Natural Resource Partners LP	4,700	175,310
Peabody Energy Corp.	209,700	8,861,922
		25,199,917
Integrated Oil & Gas - 29.6%
Chevron Corp. (d)	355,256	30,289,127
ConocoPhillips	636,838	51,481,984
Exxon Mobil Corp.	1,634,598	139,153,327
Hess Corp.	175,700	10,752,840
Marathon Oil Corp.	232,600	12,839,520
Occidental Petroleum Corp.	257,100	14,582,712
Petroleo Brasileiro SA Petrobras sponsored ADR	110,800	7,190,920
Suncor Energy, Inc.	60,100	5,434,185
		271,724,615
Oil & Gas Exploration & Production - 20.4%
Aurora Oil & Gas Corp. (a)	310,900	609,364
Cabot Oil & Gas Corp.	699,000	23,905,800
Canadian Natural Resources Ltd.	34,400	2,360,949
Chesapeake Energy Corp. (d)	524,700	17,860,788
EOG Resources, Inc.	261,300	18,317,130
Goodrich Petroleum Corp. (a)	10,300	309,927
Mariner Energy, Inc. (a)	34,210	722,857
Newfield Exploration Co. (a)	40,600	1,950,830
Noble Energy, Inc.	89,500	5,472,030
Petrohawk Energy Corp. (a)	316,500	4,744,335
Plains Exploration & Production Co. (a)	268,800	11,614,848
Quicksilver Resources, Inc. (a)	258,450	10,885,914
Range Resources Corp.	930,227	34,548,631
Talisman Energy, Inc.	154,800	2,831,300
Ultra Petroleum Corp. (a)	526,700	29,121,243
W&T Offshore, Inc.	88,000	2,060,960
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Western Oil Sands, Inc. Class A (a)	79,000	$ 2,763,926
XTO Energy, Inc.	325,800	17,765,874
		187,846,706
Oil & Gas Refining & Marketing - 8.8%
Petroplus Holdings AG	11,817	1,140,884
Sunoco, Inc.	162,200	10,821,984
Tesoro Corp.	101,800	5,069,640
Valero Energy Corp.	946,048	63,394,676
		80,427,184
Oil & Gas Storage & Transport - 1.9%
Williams Companies, Inc.	539,977	17,414,258
TOTAL OIL, GAS & CONSUMABLE FUELS		582,612,680
TOTAL COMMON STOCKS (Cost $628,731,257)		911,388,014
Money Market Funds - 5.8%

Fidelity Cash Central Fund, 5.38% (b)	11,325,628	11,325,628
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	42,209,550	42,209,550
TOTAL MONEY MARKET FUNDS (Cost $53,535,178)		53,535,178
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $682,266,435)		964,923,192
NET OTHER ASSETS - (5.0)%		(45,906,810)
NET ASSETS - 100%		$ 919,016,382
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 301,787
Fidelity Securities Lending Cash Central Fund	87,241
Total	$ 389,028
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.0%
Netherlands Antilles	7.4%
Canada	4.6%
Cayman Islands	4.2%
Denmark	1.2%
Others (individually less than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Energy

Advisor Energy Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $41,090,448) - See accompanying schedule: Unaffiliated issuers (cost $628,731,257)	$ 911,388,014
Fidelity Central Funds (cost $53,535,178)	53,535,178
Total Investments (cost $682,266,435)		$ 964,923,192
Receivable for fund shares sold		1,380,234
Dividends receivable		268,751
Distributions receivable from Fidelity Central Funds		42,212
Prepaid expenses		4,204
Other receivables		3,203
Total assets		966,621,796

Liabilities
Payable for investments purchased	$ 2,637,403
Payable for fund shares redeemed	1,575,628
Accrued management fee	441,836
Distribution fees payable	439,725
Other affiliated payables	221,106
Other payables and accrued expenses	80,166
Collateral on securities loaned, at value	42,209,550
Total liabilities		47,605,414

Net Assets		$ 919,016,382
Net Assets consist of:
Paid in capital		$ 600,852,967
Accumulated net investment loss		(26,290)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		35,570,540
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		282,619,165
Net Assets		$ 919,016,382

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($268,108,308 ÷ 5,552,962 shares)	$ 48.28

Maximum offering price per share (100/94.25 of $48.28)	$ 51.23
Class T: Net Asset Value and redemption price per share ($382,222,121 ÷ 7,759,361 shares)	$ 49.26

Maximum offering price per share (100/96.50 of $49.26)	$ 51.05
Class B: Net Asset Value and offering price per share ($116,486,974 ÷ 2,497,670 shares)A	$ 46.64

Class C: Net Asset Value and offering price per share ($135,071,664 ÷ 2,881,043 shares)A	$ 46.88

Institutional Class: Net Asset Value, offering price and redemption price per share ($17,127,315 ÷ 344,751 shares)	$ 49.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Energy Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007

Investment Income
Dividends		$ 7,824,692
Special dividends		899,600
Interest		6,852
Income from Fidelity Central Funds		389,028
Total income		9,120,172

Expenses
Management fee	$ 4,513,856
Transfer agent fees	2,206,663
Distribution fees	4,553,057
Accounting and security lending fees	288,058
Custodian fees and expenses	34,540
Independent trustees' compensation	2,696
Registration fees	129,614
Audit	52,841
Legal	16,673
Interest	1,122
Miscellaneous	162,571
Total expenses before reductions	11,961,691
Expense reductions	(37,970)	11,923,721
Net investment income (loss)		(2,803,549)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	67,310,609
Foreign currency transactions	(12,598)
Total net realized gain (loss)		67,298,011
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $37,594)	88,823,208
Assets and liabilities in foreign currencies	(1,106)
Total change in net unrealized appreciation (depreciation)		88,822,102
Net gain (loss)		156,120,113
Net increase (decrease) in net assets resulting from operations		$ 153,316,564

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,803,549)	$ (2,855,811)
Net realized gain (loss)	67,298,011	151,070,040
Change in net unrealized appreciation (depreciation)	88,822,102	36,149,130
Net increase (decrease) in net assets resulting from operations	153,316,564	184,363,359
Distributions to shareholders from net realized gain	(117,273,909)	(96,405,578)
Share transactions - net increase (decrease)	40,324,071	199,114,450
Redemption fees	36,406	111,350
Total increase (decrease) in net assets	76,403,132	287,183,581

Net Assets
Beginning of period	842,613,250	555,429,669
End of period (including accumulated net investment loss of $26,290 and undistributed net investment income of $6,675, respectively)	$ 919,016,382	$ 842,613,250

See accompanying notes which are an integral part of the financial statements.

Energy

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 46.39	$ 40.93	$ 29.12	$ 21.65	$ 20.33
Income from Investment Operations
Net investment income (loss) C	(.02) F	(.04)	.06	.07	.13
Net realized and unrealized gain (loss)	8.42	12.30	12.21	7.50	1.30
Total from investment operations	8.40	12.26	12.27	7.57	1.43
Distributions from net investment income	-	-	(.06)	(.10)	(.11)
Distributions from net realized gain	(6.51)	(6.81)	(.41)	-	-
Total distributions	(6.51)	(6.81)	(.47)	(.10)	(.11)
Redemption fees added to paid in capital C	- H	.01	.01	- H	- H
Net asset value, end of period	$ 48.28	$ 46.39	$ 40.93	$ 29.12	$ 21.65
Total Return A, B	22.08%	32.90%	42.69%	35.08%	7.07%
Ratios to Average Net Assets D, G
Expenses before reductions	1.19%	1.21%	1.25%	1.30%	1.36%
Expenses net of fee waivers, if any	1.19%	1.21%	1.25%	1.30%	1.36%
Expenses net of all reductions	1.19%	1.17%	1.19%	1.29%	1.32%
Net investment income (loss)	(.05)% F	(.09)%	.19%	.28%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 268,108	$ 204,391	$ 90,342	$ 44,315	$ 21,798
Portfolio turnover rate E	80%	139%	125%	40%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.17)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 47.18	$ 41.46	$ 29.52	$ 21.97	$ 20.61
Income from Investment Operations
Net investment income (loss) C	(.11) F	(.13)	-	.03	.10
Net realized and unrealized gain (loss)	8.61	12.49	12.37	7.60	1.32
Total from investment operations	8.50	12.36	12.37	7.63	1.42
Distributions from net investment income	-	-	(.03)	(.08)	(.06)
Distributions from net realized gain	(6.42)	(6.65)	(.41)	-	-
Total distributions	(6.42)	(6.65)	(.44)	(.08)	(.06)
Redemption fees added to paid in capital C	- H	.01	.01	- H	- H
Net asset value, end of period	$ 49.26	$ 47.18	$ 41.46	$ 29.52	$ 21.97
Total Return A, B	21.84%	32.60%	42.41%	34.82%	6.91%
Ratios to Average Net Assets D, G
Expenses before reductions	1.40%	1.42%	1.44%	1.48%	1.50%
Expenses net of fee waivers, if any	1.40%	1.42%	1.44%	1.48%	1.50%
Expenses net of all reductions	1.39%	1.38%	1.39%	1.47%	1.47%
Net investment income (loss)	(.26)% F	(.29)%	(.01)%	.10%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 382,222	$ 362,272	$ 280,820	$ 201,187	$ 155,249
Portfolio turnover rate E	80%	139%	125%	40%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 45.10	$ 39.89	$ 28.54	$ 21.28	$ 20.02
Income from Investment Operations
Net investment income (loss) C	(.34) F	(.35)	(.18)	(.11)	(.01)
Net realized and unrealized gain (loss)	8.17	11.98	11.93	7.37	1.27
Total from investment operations	7.83	11.63	11.75	7.26	1.26
Distributions from net realized gain	(6.29)	(6.43)	(.41)	-	-
Redemption fees added to paid in capital C	- H	.01	.01	- H	- H
Net asset value, end of period	$ 46.64	$ 45.10	$ 39.89	$ 28.54	$ 21.28
Total Return A, B	21.18%	31.86%	41.66%	34.12%	6.29%
Ratios to Average Net Assets D, G
Expenses before reductions	1.96%	1.96%	1.98%	2.02%	2.06%
Expenses net of fee waivers, if any	1.96%	1.96%	1.98%	2.02%	2.06%
Expenses net of all reductions	1.95%	1.92%	1.93%	2.01%	2.02%
Net investment income (loss)	(.82)% F	(.84)%	(.55)%	(.44)%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 116,487	$ 130,973	$ 102,003	$ 68,347	$ 50,833
Portfolio turnover rate E	80%	139%	125%	40%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 45.33	$ 40.10	$ 28.68	$ 21.38	$ 20.10
Income from Investment Operations
Net investment income (loss) C	(.32) F	(.34)	(.17)	(.10)	-
Net realized and unrealized gain (loss)	8.20	12.06	11.99	7.40	1.28
Total from investment operations	7.88	11.72	11.82	7.30	1.28
Distributions from net realized gain	(6.33)	(6.50)	(.41)	-	-
Redemption fees added to paid in capital C	- H	.01	.01	- H	- H
Net asset value, end of period	$ 46.88	$ 45.33	$ 40.10	$ 28.68	$ 21.38
Total Return A, B	21.22%	31.96%	41.70%	34.14%	6.37%
Ratios to Average Net Assets D, G
Expenses before reductions	1.91%	1.92%	1.94%	1.99%	2.01%
Expenses net of fee waivers, if any	1.91%	1.92%	1.94%	1.99%	2.01%
Expenses net of all reductions	1.91%	1.88%	1.89%	1.97%	1.97%
Net investment income (loss)	(.77)% F	(.79)%	(.51)%	(.41)%	(.02)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 135,072	$ 125,424	$ 72,832	$ 37,206	$ 22,044
Portfolio turnover rate E	80%	139%	125%	40%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Energy

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 47.48	$ 41.76	$ 29.64	$ 22.03	$ 20.67
Income from Investment Operations
Net investment income (loss) B	.11 E	.12	.19	.18	.22
Net realized and unrealized gain (loss)	8.67	12.56	12.44	7.62	1.32
Total from investment operations	8.78	12.68	12.63	7.80	1.54
Distributions from net investment income	-	-	(.11)	(.19)	(.18)
Distributions from net realized gain	(6.58)	(6.97)	(.41)	-	-
Total distributions	(6.58)	(6.97)	(.52)	(.19)	(.18)
Redemption fees added to paid in capital B	- G	.01	.01	- G	- G
Net asset value, end of period	$ 49.68	$ 47.48	$ 41.76	$ 29.64	$ 22.03
Total Return A	22.47%	33.35%	43.21%	35.60%	7.51%
Ratios to Average Net Assets C, F
Expenses before reductions	.88%	.87%	.89%	.90%	.95%
Expenses net of fee waivers, if any	.88%	.87%	.89%	.90%	.95%
Expenses net of all reductions	.88%	.83%	.84%	.89%	.91%
Net investment income (loss)	.25% E	.26%	.54%	.68%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,127	$ 19,553	$ 9,433	$ 4,206	$ 2,652
Portfolio turnover rate D	80%	139%	125%	40%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Energy Fund (the Fund) (formerly Fidelity Advisor Natural Resources Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships deferred trustee compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 287,689,452
Unrealized depreciation	(6,824,768)
Net unrealized appreciation (depreciation)	280,864,684
Undistributed ordinary income	1,135,610
Undistributed long-term capital gain	32,949,871

Cost for federal income tax purposes	$ 684,058,508

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 36,468,176	$ 27,866,863
Long-term Capital Gains	80,805,733	68,538,715
Total	$ 117,273,909	$ 96,405,578

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Energy

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $647,297,130 and $729,051,628, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 539,831	$ 27,767
Class T	.25%	.25%	1,710,702	28,022
Class B	.75%	.25%	1,141,656	861,467
Class C	.75%	.25%	1,160,868	278,851
			$ 4,553,057	$ 1,196,107

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 209,383
Class T	54,676
Class B*	201,377
Class C*	43,272
$ 508,708

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 640,928.30
Class T	861,682.25
Class B	357,753.31
Class C	309,201.27
Institutional Class	37,099.24
	$ 2,206,663

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $887 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,517,000	5.37%	$ 1,122

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,448 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $87,241.

Energy

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $22,560 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,326. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class C	$ 206
Institutional Class	4
$ 210

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has reimbursed the Fund for related audit and legal expenses and, beginning in June 2007, remediated affected shareholders.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net realized gain
Class A	$ 30,378,115	$ 17,953,640
Class T	48,658,927	46,191,250
Class B	18,097,588	17,304,417
Class C	17,464,821	12,815,774
Institutional Class	2,674,458	2,140,497
Total	$ 117,273,909	$ 96,405,578

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	2,409,415	2,831,331	$ 103,800,389	$ 124,673,619
Reinvestment of distributions	718,262	400,806	27,810,279	16,449,083
Shares redeemed	(1,980,718)	(1,033,179)	(81,122,220)	(44,849,856)
Net increase (decrease)	1,146,959	2,198,958	$ 50,488,448	$ 96,272,846
Class T
Shares sold	1,250,444	1,987,040	$ 54,473,563	$ 88,233,274
Reinvestment of distributions	1,161,034	1,036,774	45,909,961	43,334,106
Shares redeemed	(2,330,754)	(2,118,138)	(98,273,495)	(92,809,287)
Net increase (decrease)	80,724	905,676	$ 2,110,029	$ 38,758,093
Class B
Shares sold	451,905	1,013,249	$ 18,746,589	$ 43,295,228
Reinvestment of distributions	414,158	367,313	15,588,355	14,743,317
Shares redeemed	(1,272,145)	(1,034,052)	(50,696,372)	(43,654,702)
Net increase (decrease)	(406,082)	346,510	$ (16,361,428)	$ 14,383,843
Class C
Shares sold	863,338	1,465,945	$ 36,256,164	$ 63,632,906
Reinvestment of distributions	385,215	261,691	14,569,142	10,551,203
Shares redeemed	(1,134,191)	(777,152)	(44,464,337)	(32,787,487)
Net increase (decrease)	114,362	950,484	$ 6,360,969	$ 41,396,622
Institutional Class
Shares sold	150,039	261,912	$ 6,836,544	$ 11,683,224
Reinvestment of distributions	39,397	24,127	1,561,516	1,012,348
Shares redeemed	(256,502)	(100,080)	(10,672,007)	(4,392,526)
Net increase (decrease)	(67,066)	185,959	$ (2,273,947)	$ 8,303,046

Energy

Advisor Financial Services Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-1.47%	9.02%	7.40%
Class T (incl. 3.50% sales charge)	0.60%	9.29%	7.40%
Class B (incl. contingent deferred sales charge) A	-0.78%	9.23%	7.48%
Class C (incl. contingent deferred sales charge) B	2.85%	9.56%	7.26%

A Class B shares bear a 1.00% 12b-1 fee. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class T on July 31, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Financial Services Fund

Management's Discussion of Fund Performance

Comments from Brian Younger and Richard Manuel, Co-Portfolio Managers of Fidelity® Advisor Financial Services Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

For the year, the fund's Class A, Class T, Class B and Class C shares returned 4.54%, 4.25%, 3.71% and 3.75%, respectively (excluding sales charges). These returns beat the 2.58% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Financials Index and the 3.04% return of a blended index specific to the fund. This blended index is a combination of the Goldman Sachs® Financial Services Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. For the 12-month period, the fund trailed the S&P 500. The fund got off to a good start in the first two months of the period, modestly outperforming the Goldman Sachs index. Strong security selection and an overweighting in reinsurers boosted performance, as the industry benefited from a mild hurricane season that tempered loss claims. Standout contributors included reinsurers Endurance Specialty Holdings and Platinum Underwriters Holdings. An underweighting in the lagging regional banks group and strong stock selection among property and casualty insurers further aided returns relative to the index. Among the biggest detractors were investment banking and brokerage stocks, notably Goldman Sachs and Lehman Brothers, the latter of which was sold from the fund. We had underweightings in both names during a time when strong capital markets activity boosted their returns. Some disappointments among diversified banks hurt as well. During the last 10 months of the period, the fund declined modestly, but beat the MSCI index even as the subprime mortgage crisis and credit-quality concerns pressured the sector. The fund picked up ground mainly from positive stock selection but also from industry positioning. Reinsurers, regional banks, property/casualty insurers and asset managers/custody banks all added to returns. Contributors included Endurance Specialty and Platinum Underwriters, as well as custody banks Investors Financial Services and State Street. The latter two stocks benefited after State Street bought Investors Financial at a premium price, which helped State Street broaden its offerings. Conversely, a modest overweighting in retail and residential real estate investment trusts (REITs), along with subpar returns from our holdings there, hampered performance. Weak stock picking among investment banking and brokerage companies, including a sizable overweighting and untimely ownership of Goldman Sachs, also hurt. Other detractors included mortgage insurer Radian and mortgage originator Countrywide Financial, both of which suffered from rising default rates in the subprime mortgage market. The fund also lost ground from its stake in Equity Residential, an apartment-related REIT that struggled and was no longer held at period end.

For the year, the fund's Institutional Class shares were up 4.88%. This return beat the 2.58% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Financials Index and the 3.04% return of a blended index specific to the fund. This blended index is a combination of the Goldman Sachs® Financial Services Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. For the 12-month period, the fund trailed the S&P 500. The fund got off to a good start in the first two months of the period, modestly outperforming the Goldman Sachs index. Strong security selection and an overweighting in reinsurers boosted performance, as the industry benefited from a mild hurricane season that tempered loss claims. Standout contributors included reinsurers Endurance Specialty Holdings and Platinum Underwriters Holdings. An underweighting in the lagging regional banks group and strong stock selection among property and casualty insurers further aided returns relative to the index. Among the biggest detractors were investment banking and brokerage stocks, notably Goldman Sachs and Lehman Brothers, the latter of which was sold from the fund. We had underweightings in both names during a time when strong capital markets activity boosted their returns. Some disappointments among diversified banks hurt as well. During the last 10 months of the period, the fund declined modestly, but beat the MSCI index even as the subprime mortgage crisis and credit-quality concerns pressured the sector. The fund picked up ground mainly from positive stock selection but also from industry positioning. Reinsurers, regional banks, property/casualty insurers and asset managers/custody banks all added to returns. Contributors included Endurance Specialty and Platinum Underwriters, as well as custody banks Investors Financial Services and State Street. The latter two stocks benefited after State Street bought Investors Financial at a premium price, which helped State Street broaden its offerings. Conversely, a modest overweighting in retail and residential real estate investment trusts (REITs), along with subpar returns from our holdings there, hampered performance. Weak stock picking among investment banking and brokerage companies, including a sizable overweighting and untimely ownership of Goldman Sachs, also hurt. Other detractors included mortgage insurer Radian and mortgage originator Countrywide Financial, both of which suffered from rising default rates in the subprime mortgage market. The fund also lost ground from its stake in Equity Residential, an apartment-related REIT that struggled and was no longer held at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Financial Services Index, which returned 5.63% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Financials Index, which returned -2.45% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 3.04%.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Financial Services

Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 922.70	$ 5.67
HypotheticalA	$ 1,000.00	$ 1,018.89	$ 5.96
Class T
Actual	$ 1,000.00	$ 921.20	$ 6.76
HypotheticalA	$ 1,000.00	$ 1,017.75	$ 7.10
Class B
Actual	$ 1,000.00	$ 919.10	$ 9.18
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.64
Class C
Actual	$ 1,000.00	$ 919.30	$ 9.04
HypotheticalA	$ 1,000.00	$ 1,015.37	$ 9.49
Institutional Class
Actual	$ 1,000.00	$ 924.10	$ 4.10
HypotheticalA	$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.19%
Class T	1.42%
Class B	1.93%
Class C	1.90%
Institutional Class	.86%

Annual Report

Advisor Financial Services Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	6.0	8.8
Bank of America Corp.	5.3	4.9
JPMorgan Chase & Co.	5.2	5.1
Wells Fargo & Co.	5.2	4.2
Citigroup, Inc.	5.1	2.6
ACE Ltd.	3.6	2.8
Fannie Mae	3.3	2.2
Platinum Underwriters Holdings Ltd.	3.1	2.3
MetLife, Inc.	2.5	2.3
American Express Co.	2.5	2.1
	41.8
Top Industries (% of fund's net assets)
As of July 31, 2007
Insurance	31.6%
Diversified Financial Services	18.4%
Capital Markets	16.3%
Commercial Banks	13.4%
Thrifts & Mortgage Finance	8.9%
All Others*	11.4%

As of January 31, 2007
Insurance	31.8%
Commercial Banks	18.0%
Capital Markets	17.4%
Diversified Financial Services	13.7%
Real Estate Investment Trusts	7.7%
All Others*	11.4%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Financial Services Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CAPITAL MARKETS - 16.3%
Asset Management & Custody Banks - 9.0%
Bank New York Mellon Corp.	101,200	$ 4,306,060
BlackRock Kelso Capital Corp. (d)	27,000	355,320
EFG International	51,360	2,423,730
Fortress Investment Group LLC (d)	47,100	893,487
Franklin Resources, Inc.	40,600	5,171,222
Janus Capital Group, Inc.	87,000	2,615,220
Julius Baer Holding AG (Bearer)	20,078	1,422,087
KKR Private Equity Investors, LP	23,000	469,200
KKR Private Equity Investors, LP Restricted Depositary Units (e)	37,100	756,840
State Street Corp.	117,982	7,908,333
T. Rowe Price Group, Inc.	46,300	2,413,619
The Blackstone Group LP	47,000	1,128,470
		29,863,588
Diversified Capital Markets - 0.7%
UBS AG (NY Shares)	38,000	2,092,660
Investment Banking & Brokerage - 6.6%
Bear Stearns Companies, Inc.	26,500	3,212,330
Charles Schwab Corp.	172,200	3,466,386
Goldman Sachs Group, Inc.	11,300	2,128,242
Lazard Ltd. Class A	22,500	833,175
Merrill Lynch & Co., Inc.	88,900	6,596,380
Morgan Stanley	86,900	5,550,303
		21,786,816
TOTAL CAPITAL MARKETS		53,743,064
COMMERCIAL BANKS - 13.4%
Diversified Banks - 8.8%
ICICI Bank Ltd. sponsored ADR	22,500	997,200
Mizrahi Tefahot Bank Ltd.	28,800	203,026
U.S. Bancorp, Delaware	128,800	3,857,560
Wachovia Corp.	148,098	6,991,707
Wells Fargo & Co.	507,200	17,128,144
		29,177,637
Regional Banks - 4.6%
Cathay General Bancorp	62,121	1,901,524
Center Financial Corp., California	57,600	855,936
Colonial Bancgroup, Inc.	39,300	857,133
Commerce Bancorp, Inc.	37,100	1,240,995
Nara Bancorp, Inc.	36,359	536,659
PNC Financial Services Group, Inc.	88,100	5,871,865
SVB Financial Group (a)	49,978	2,632,841
Wintrust Financial Corp.	2,800	110,348
Zions Bancorp	15,500	1,155,525
		15,162,826
TOTAL COMMERCIAL BANKS		44,340,463

	Shares	Value
CONSUMER FINANCE - 3.9%
Consumer Finance - 3.9%
American Express Co.	141,500	$ 8,283,410
Capital One Financial Corp. (d)	37,230	2,634,395
Discover Financial Services (a)	40,700	938,135
Dollar Financial Corp. (a)	46,862	1,174,362
		13,030,302
DIVERSIFIED FINANCIAL SERVICES - 18.4%
Multi-Sector Holdings - 0.1%
Compass Diversified Trust	19,800	306,702
Other Diversifed Financial Services - 15.6%
Bank of America Corp.	366,072	17,359,134
Citigroup, Inc.	365,469	17,019,891
JPMorgan Chase & Co.	390,794	17,198,844
		51,577,869
Specialized Finance - 2.7%
CME Group, Inc.	8,725	4,820,563
Deutsche Boerse AG	14,800	1,730,903
MarketAxess Holdings, Inc. (a)	133,200	2,212,452
		8,763,918
TOTAL DIVERSIFIED FINANCIAL SERVICES		60,648,489
HOUSEHOLD DURABLES - 0.0%
Homebuilding - 0.0%
D.R. Horton, Inc.	200	3,264
INSURANCE - 31.6%
Insurance Brokers - 0.9%
National Financial Partners Corp. (d)	48,200	2,234,552
Willis Group Holdings Ltd.	20,740	841,837
		3,076,389
Life & Health Insurance - 6.3%
AFLAC, Inc.	76,700	3,997,604
MetLife, Inc.	137,800	8,298,316
Principal Financial Group, Inc.	49,500	2,791,305
Prudential Financial, Inc.	63,100	5,592,553
		20,679,778
Multi-Line Insurance - 7.8%
American International Group, Inc.	308,460	19,796,961
Assurant, Inc.	25,100	1,273,072
Hartford Financial Services Group, Inc.	51,500	4,731,305
		25,801,338
Property & Casualty Insurance - 8.6%
ACE Ltd.	208,400	12,028,848
Argonaut Group, Inc.	56,600	1,558,198
Aspen Insurance Holdings Ltd.	121,900	2,980,455
Axis Capital Holdings Ltd.	81,900	3,018,015
MBIA, Inc.	49,700	2,788,170
The Travelers Companies, Inc.	73,700	3,742,486
Common Stocks - continued
	Shares	Value
INSURANCE - CONTINUED
Property & Casualty Insurance - continued
United America Indemnity Ltd. Class A (a)	24,600	$ 528,408
XL Capital Ltd. Class A	22,800	1,775,208
		28,419,788
Reinsurance - 8.0%
Endurance Specialty Holdings Ltd.	191,370	7,157,238
Everest Re Group Ltd.	23,500	2,308,875
Greenlight Capital Re, Ltd.	600	12,600
IPC Holdings Ltd.	74,966	1,859,906
Max Capital Group Ltd.	118,862	3,103,487
Montpelier Re Holdings Ltd.	37,300	591,205
PartnerRe Ltd.	14,500	1,029,935
Platinum Underwriters Holdings Ltd.	313,700	10,414,840
		26,478,086
TOTAL INSURANCE		104,455,379
REAL ESTATE INVESTMENT TRUSTS - 4.5%
Mortgage REITs - 0.3%
Annaly Capital Management, Inc.	63,600	919,020
Residential REITs - 1.1%
Equity Lifestyle Properties, Inc.	43,000	1,950,480
UDR, Inc.	69,600	1,607,064
		3,557,544
Retail REITs - 3.1%
CBL & Associates Properties, Inc.	24,292	774,672
Developers Diversified Realty Corp.	80,400	3,859,200
General Growth Properties, Inc.	80,100	3,843,198
Simon Property Group, Inc.	21,500	1,860,395
		10,337,465
TOTAL REAL ESTATE INVESTMENT TRUSTS		14,814,029
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.1%
Real Estate Management & Development - 1.1%
Mitsubishi Estate Co. Ltd.	147,000	3,739,662
THRIFTS & MORTGAGE FINANCE - 8.9%
Thrifts & Mortgage Finance - 8.9%
BankUnited Financial Corp. Class A (d)	83,800	1,411,192
Countrywide Financial Corp.	158,236	4,457,508

	Shares	Value
Fannie Mae	183,735	$ 10,994,702
Freddie Mac	124,900	7,153,023
Hudson City Bancorp, Inc.	158,875	1,941,453
MGIC Investment Corp.	9,100	351,806
Radian Group, Inc.	41,900	1,412,449
Washington Mutual, Inc.	45,900	1,722,627
		29,444,760
TOTAL COMMON STOCKS (Cost $261,133,698)		324,219,412
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 5.38% (b)	46,709	46,709
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	4,359,050	4,359,050
TOTAL MONEY MARKET FUNDS (Cost $4,405,759)		4,405,759
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $265,539,457)	328,625,171
NET OTHER ASSETS - 0.6%	2,053,549
NET ASSETS - 100%	$ 330,678,720
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $756,840 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 89,959
Fidelity Securities Lending Cash Central Fund	55,029
Total	$ 144,988
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.8%
Bermuda	10.3%
Cayman Islands	3.8%
Switzerland	1.8%
Japan	1.1%
Others (individually less than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $4,174,120) - See accompanying schedule: Unaffiliated issuers (cost $261,133,698)	$ 324,219,412
Fidelity Central Funds (cost $4,405,759)	4,405,759
Total Investments (cost $265,539,457)		$ 328,625,171
Receivable for investments sold		21,852,974
Receivable for fund shares sold		434,683
Dividends receivable		365,403
Distributions receivable from Fidelity Central Funds		6,019
Prepaid expenses		1,960
Other receivables		118
Total assets		351,286,328

Liabilities
Payable for investments purchased	$ 14,633,849
Payable for fund shares redeemed	1,122,679
Accrued management fee	167,188
Distribution fees payable	177,601
Other affiliated payables	101,864
Other payables and accrued expenses	45,377
Collateral on securities loaned, at value	4,359,050
Total liabilities		20,607,608

Net Assets		$ 330,678,720
Net Assets consist of:
Paid in capital		$ 245,239,320
Undistributed net investment income		1,282,613
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		21,074,598
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		63,082,189
Net Assets		$ 330,678,720

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($106,721,983 ÷ 5,077,037 shares)	$ 21.02

Maximum offering price per share (100/94.25 of $21.02)	$ 22.30
Class T: Net Asset Value and redemption price per share ($95,425,798 ÷ 4,556,203 shares)	$ 20.94

Maximum offering price per share (100/96.50 of $20.94)	$ 21.70
Class B: Net Asset Value and offering price per share ($64,837,266 ÷ 3,171,789 shares)A	$ 20.44

Class C: Net Asset Value and offering price per share ($55,219,418 ÷ 2,706,664 shares)A	$ 20.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,474,255 ÷ 397,438 shares)	$ 21.32

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Financial Services Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007

Investment Income
Dividends		$ 8,566,078
Interest		31
Income from Fidelity Central Funds		144,988
Total income		8,711,097

Expenses
Management fee	$ 2,198,530
Transfer agent fees	1,179,816
Distribution fees	2,451,390
Accounting and security lending fees	159,668
Custodian fees and expenses	26,340
Independent trustees' compensation	1,297
Registration fees	73,263
Audit	54,439
Legal	6,439
Miscellaneous	77,045
Total expenses before reductions	6,228,227
Expense reductions	(21,657)	6,206,570
Net investment income (loss)		2,504,527
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $42,189)	49,122,620
Foreign currency transactions	52,264
Total net realized gain (loss)		49,174,884
Change in net unrealized appreciation (depreciation) on: Investment securities	(30,971,580)
Assets and liabilities in foreign currencies	(3,153)
Total change in net unrealized appreciation (depreciation)		(30,974,733)
Net gain (loss)		18,200,151
Net increase (decrease) in net assets resulting from operations		$ 20,704,678

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,504,527	$ 1,896,820
Net realized gain (loss)	49,174,884	35,867,755
Change in net unrealized appreciation (depreciation)	(30,974,733)	1,112,137
Net increase (decrease) in net assets resulting from operations	20,704,678	38,876,712
Distributions to shareholders from net investment income	(1,993,507)	(1,881,748)
Distributions to shareholders from net realized gain	(54,831,267)	(29,223,665)
Total distributions	(56,824,774)	(31,105,413)
Share transactions - net increase (decrease)	(19,915,758)	(47,322,942)
Redemption fees	2,369	8,919
Total increase (decrease) in net assets	(56,033,485)	(39,542,724)

Net Assets
Beginning of period	386,712,205	426,254,929
End of period (including undistributed net investment income of $1,282,613 and undistributed net investment income of $1,145,387, respectively)	$ 330,678,720	$ 386,712,205

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.34	$ 23.01	$ 22.17	$ 19.98	$ 17.83
Income from Investment Operations
Net investment income (loss) C	.23	.20	.19	.14	.16
Net realized and unrealized gain (loss)	.92	2.02	2.48	2.20	2.07
Total from investment operations	1.15	2.22	2.67	2.34	2.23
Distributions from net investment income	(.22)	(.26)	(.07)	(.15)	(.08)
Distributions from net realized gain	(3.25)	(1.63)	(1.76)	-	-
Total distributions	(3.47) H	(1.89)	(1.83)	(.15)	(.08)
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 21.02	$ 23.34	$ 23.01	$ 22.17	$ 19.98
Total Return A,B	4.54%	10.32%	12.60%	11.76%	12.57%
Ratios to Average Net Assets D,F
Expenses before reductions	1.23%	1.25%	1.26%	1.27%	1.31%
Expenses net of fee waivers, if any	1.23%	1.25%	1.26%	1.27%	1.31%
Expenses net of all reductions	1.22%	1.23%	1.23%	1.25%	1.27%
Net investment income (loss)	1.01%	.87%	.88%	.63%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 106,722	$ 85,356	$ 68,012	$ 58,222	$ 57,255
Portfolio turnover rate E	53%	33%	61%	74%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.47 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $3.250 per share.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.26	$ 22.87	$ 22.07	$ 19.90	$ 17.77
Income from Investment Operations
Net investment income (loss) C	.18	.15	.14	.09	.12
Net realized and unrealized gain (loss)	.91	2.02	2.47	2.19	2.07
Total from investment operations	1.09	2.17	2.61	2.28	2.19
Distributions from net investment income	(.16)	(.15)	(.05)	(.11)	(.06)
Distributions from net realized gain	(3.25)	(1.63)	(1.76)	-	-
Total distributions	(3.41) H	(1.78)	(1.81)	(.11)	(.06)
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 20.94	$ 23.26	$ 22.87	$ 22.07	$ 19.90
Total Return A,B	4.25%	10.11%	12.37%	11.49%	12.37%
Ratios to Average Net Assets D,F
Expenses before reductions	1.46%	1.47%	1.48%	1.50%	1.53%
Expenses net of fee waivers, if any	1.46%	1.47%	1.48%	1.50%	1.53%
Expenses net of all reductions	1.46%	1.46%	1.46%	1.48%	1.49%
Net investment income (loss)	.77%	.65%	.66%	.41%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 95,426	$ 113,344	$ 128,388	$ 144,887	$ 157,238
Portfolio turnover rate E	53%	33%	61%	74%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.41 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.75	$ 22.33	$ 21.65	$ 19.53	$ 17.50
Income from Investment Operations
Net investment income (loss) C	.06	.03	.03	(.02)	.03
Net realized and unrealized gain (loss)	.89	1.97	2.41	2.16	2.03
Total from investment operations	.95	2.00	2.44	2.14	2.06
Distributions from net investment income	(.02)	(.01)	-	(.02)	(.03)
Distributions from net realized gain	(3.25)	(1.57)	(1.76)	-	-
Total distributions	(3.26) H	(1.58)	(1.76)	(.02)	(.03)
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 20.44	$ 22.75	$ 22.33	$ 21.65	$ 19.53
Total Return A,B	3.71%	9.52%	11.78%	10.96%	11.80%
Ratios to Average Net Assets D,F
Expenses before reductions	1.98%	1.99%	2.00%	2.02%	2.03%
Expenses net of fee waivers, if any	1.98%	1.99%	2.00%	2.02%	2.03%
Expenses net of all reductions	1.98%	1.98%	1.98%	2.00%	1.99%
Net investment income (loss)	.25%	.13%	.14%	(.11)%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,837	$ 113,652	$ 145,046	$ 179,873	$ 193,373
Portfolio turnover rate E	53%	33%	61%	74%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.26 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $3.247 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.74	$ 22.34	$ 21.65	$ 19.53	$ 17.49
Income from Investment Operations
Net investment income (loss) C	.06	.04	.04	(.01)	.04
Net realized and unrealized gain (loss)	.90	1.98	2.42	2.15	2.03
Total from investment operations	.96	2.02	2.46	2.14	2.07
Distributions from net investment income	(.05)	(.02)	(.01)	(.02)	(.03)
Distributions from net realized gain	(3.25)	(1.60)	(1.76)	-	-
Total distributions	(3.30) H	(1.62)	(1.77)	(.02)	(.03)
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 20.40	$ 22.74	$ 22.34	$ 21.65	$ 19.53
Total Return A,B	3.75%	9.58%	11.88%	10.96%	11.86%
Ratios to Average Net Assets D,F
Expenses before reductions	1.94%	1.94%	1.95%	1.97%	1.99%
Expenses net of fee waivers, if any	1.94%	1.94%	1.95%	1.97%	1.99%
Expenses net of all reductions	1.94%	1.93%	1.92%	1.95%	1.95%
Net investment income (loss)	.29%	.18%	.19%	(.06)%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,219	$ 62,469	$ 72,181	$ 86,199	$ 97,434
Portfolio turnover rate E	53%	33%	61%	74%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.30 per share is comprised of distributions from net investment income of $.049 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.63	$ 23.29	$ 22.37	$ 20.17	$ 17.95
Income from Investment Operations
Net investment income (loss) B	.31	.29	.29	.23	.24
Net realized and unrealized gain (loss)	.93	2.05	2.50	2.21	2.09
Total from investment operations	1.24	2.34	2.79	2.44	2.33
Distributions from net investment income	(.30)	(.37)	(.11)	(.24)	(.11)
Distributions from net realized gain	(3.25)	(1.63)	(1.76)	-	-
Total distributions	(3.55) G	(2.00)	(1.87)	(.24)	(.11)
Redemption fees added to paid in capital B	- F	- F	- F	- F	- F
Net asset value, end of period	$ 21.32	$ 23.63	$ 23.29	$ 22.37	$ 20.17
Total Return A	4.88%	10.78%	13.06%	12.18%	13.07%
Ratios to Average Net Assets C,E
Expenses before reductions	.89%	.86%	.86%	.88%	.88%
Expenses net of fee waivers, if any	.89%	.86%	.86%	.88%	.88%
Expenses net of all reductions	.88%	.85%	.84%	.85%	.84%
Net investment income (loss)	1.34%	1.26%	1.28%	1.03%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,474	$ 11,892	$ 12,629	$ 13,008	$ 14,539
Portfolio turnover rate D	53%	33%	61%	74%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.55 per share is comprised of distributions from net investment income of $.298 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 71,434,069
Unrealized depreciation	(9,334,444)
Net unrealized appreciation (depreciation)	62,099,625
Undistributed ordinary income	1,925,236
Undistributed long-term capital gain	17,960,028

Cost for federal income tax purposes	$ 266,525,546

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 3,815,559	$ 4,156,447
Long-term Capital Gains	53,009,215	26,948,966
Total	$ 56,824,774	$ 31,105,413

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management and Research Company (FMR), are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Financial Services

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $202,427,940 and $280,526,573, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 259,586	$ 7,782
Class T	.25%	.25%	566,902	4,582
Class B	.75%	.25%	976,364	736,511
Class C	.75%	.25%	648,538	29,243
			$ 2,451,390	$ 778,118

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26,241
Class T	9,670
Class B*	116,047
Class C*	3,652
$ 155,610

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 325,105.31
Class T	337,616.30
Class B	311,050.32
Class C	179,832.28
Institutional Class	26,213.22
	$ 1,179,816

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,508 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $749 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $55,029.

Financial Services

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $11,784 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,943
Class B	443
$ 2,386

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to each of the Funds is not anticipated to have a material impact on such Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net investment income
Class A	$ 867,686	$ 793,007
Class T	765,107	784,601
Class B	69,445	62,350
Class C	139,125	47,101
Institutional Class	152,144	194,689
Total	$ 1,993,507	$ 1,881,748
From net realized gain
Class A	$ 12,753,057	$ 4,952,004
Class T	15,966,933	8,720,889
Class B	15,271,397	9,718,109
Class C	9,173,101	4,968,829
Institutional Class	1,666,779	863,834
Total	$ 54,831,267	$ 29,223,665

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	2,132,186	1,351,439	$ 48,786,912	$ 31,220,975
Reinvestment of distributions	548,319	234,688	12,292,012	5,118,429
Shares redeemed	(1,259,845)	(885,268)	(28,919,491)	(20,266,228)
Net increase (decrease)	1,420,660	700,859	$ 32,159,433	$ 16,073,176
Class T
Shares sold	372,346	426,844	$ 8,558,636	$ 9,717,059
Reinvestment of distributions	703,948	409,216	15,750,996	8,897,438
Shares redeemed	(1,393,386)	(1,576,453)	(31,851,718)	(35,989,546)
Net increase (decrease)	(317,092)	(740,393)	$ (7,542,086)	$ (17,375,049)
Class B
Shares sold	242,400	302,265	$ 5,428,899	$ 6,677,115
Reinvestment of distributions	609,690	394,522	13,365,246	8,409,188
Shares redeemed	(2,676,523)	(2,197,220)	(59,803,637)	(49,213,763)
Net increase (decrease)	(1,824,433)	(1,500,433)	$ (41,009,492)	$ (34,127,460)
Class C
Shares sold	284,897	241,582	$ 6,372,368	$ 5,385,733
Reinvestment of distributions	345,073	190,165	7,545,497	4,051,037
Shares redeemed	(670,985)	(915,599)	(14,937,683)	(20,422,653)
Net increase (decrease)	(41,015)	(483,852)	$ (1,019,818)	$ (10,985,883)
Institutional Class
Shares sold	75,332	67,105	$ 1,755,195	$ 1,572,188
Reinvestment of distributions	56,949	34,641	1,292,278	762,982
Shares redeemed	(238,050)	(140,689)	(5,551,268)	(3,242,896)
Net increase (decrease)	(105,769)	(38,943)	$ (2,503,795)	$ (907,726)

Financial Services

Advisor Health Care Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	2.30%	8.09%	7.36%
Class T (incl. 3.50% sales charge)	4.46%	8.33%	7.35%
Class B (incl. contingent deferred sales charge) A	2.86%	8.27%	7.43%
Class C (incl. contingent deferred sales charge) B	6.79%	8.63%	7.21%

A Class B shares bear a 1.00% 12b-1 fee. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class T on July 31, 2007, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Health Care Fund

Management's Discussion of Fund Performance

Comments from Matthew Sabel, who became Portfolio Manager of Fidelity® Advisor Health Care Fund on May 1, 2007

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

For the year ending July 31, 2007, the fund's Class A, Class T, Class B and Class C shares returned 8.54%, 8.25%, 7.66% and 7.75%, respectively (excluding sales charges), compared with a gain of 8.15% for its new benchmark, the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Health Care Index, and an advance of 7.72% for a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Health Care Index, which the fund was compared with through September 2006, and the new MSCI index mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund lagged the S&P 500. For the first two months of the period, the fund trailed the Goldman Sachs index due to unfavorable security selection and an overweighting in health care services, as well as less-than-successful stock selection in health care facilities. Conversely, positive stock selection and an underweighting in health care equipment helped relative returns. Detractors during the two-month time frame included disease management company Healthways, biotechnology firm Celgene and underweighted positions in pharmaceutical giant Pfizer and managed health care company Cigna. Contributions came from three health care equipment stocks: medical device makers Boston Scientific and Medtronic - where we benefited from underweighted exposures - and a strong-performing out-of-benchmark position in Stereotaxis, which manufactures cardiac-care equipment. For the last 10 months of the period, the fund outperformed its new MSCI benchmark. Favorable security selection and an underweighting in pharmaceutical stocks were the main factors behind this outperformance. A small out-of-benchmark stake in fertilizers/agricultural chemicals and an overweighting in health care technology also helped. Conversely, the fund was hurt by disappointing stock selection in health care facilities and managed health care, as well as by modest out-of-index exposure to personal products companies. Top contributions to performance during the 10-month period came from a significant underweighting in Pfizer, as well as investments in health care information technology firm Cerner, diagnostic-test manufacturers Inverness Medical Innovations and Biosite - which Inverness acquired during the period - and biotech firm Celgene. Among the detractors were Healthways, pharmaceutical supplier Inyx, assisted living company Brookdale Senior Living and an underweighted position in pharmaceutical firm Schering-Plough. Some of the stocks mentioned here were not held at period end.

For the year ending July 31, 2007, the fund's Institutional Class shares returned 8.90%, compared with a gain of 8.15% for its new benchmark, the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Health Care Index, and an advance of 7.72% for a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Health Care Index, which the fund was compared with through September 2006, and the new MSCI index mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund lagged the S&P 500. For the first two months of the period, the fund trailed the Goldman Sachs index due to unfavorable security selection and an overweighting in health care services, as well as less-than-successful stock selection in health care facilities. Conversely, positive stock selection and an underweighting in health care equipment helped relative returns. Detractors during the two-month time frame included disease management company Healthways, biotechnology firm Celgene and underweighted positions in pharmaceutical giant Pfizer and managed health care company Cigna. Contributions came from three health care equipment stocks: medical device makers Boston Scientific and Medtronic - where we benefited from underweighted exposures - and a strong-performing out-of-benchmark position in Stereotaxis, which manufactures cardiac-care equipment. For the last 10 months of the period, the fund outperformed its new MSCI benchmark. Favorable security selection and an underweighting in pharmaceutical stocks were the main factors behind this outperformance. A small out-of-benchmark stake in fertilizers/agricultural chemicals and an overweighting in health care technology also helped. Conversely, the fund was hurt by disappointing stock selection in health care facilities and managed health care, as well as by modest out-of-index exposure to personal products companies. Top contributions to performance during the 10-month period came from a significant underweighting in Pfizer, as well as investments in health care information technology firm Cerner, diagnostic-test manufacturers Inverness Medical Innovations and Biosite - which Inverness acquired during the period - and biotech firm Celgene. Among the detractors were Healthways, pharmaceutical supplier Inyx, assisted living company Brookdale Senior Living and an underweighted position in pharmaceutical firm Schering-Plough. Some of the stocks mentioned here were not held at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Health Care Index, which returned 3.65% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Health Care Index, which returned 3.92% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 7.72%.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care

Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 997.80	$ 5.75
HypotheticalA	$ 1,000.00	$ 1,019.04	$ 5.81
Class T
Actual	$ 1,000.00	$ 996.40	$ 6.98
HypotheticalA	$ 1,000.00	$ 1,017.80	$ 7.05
Class B
Actual	$ 1,000.00	$ 993.50	$ 9.34
HypotheticalA	$ 1,000.00	$ 1,015.42	$ 9.44
Class C
Actual	$ 1,000.00	$ 993.90	$ 9.39
HypotheticalA	$ 1,000.00	$ 1,015.37	$ 9.49
Institutional Class
Actual	$ 1,000.00	$ 999.20	$ 4.21
HypotheticalA	$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.16%
Class T	1.41%
Class B	1.89%
Class C	1.90%
Institutional Class	.85%

Annual Report

Advisor Health Care Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Merck & Co., Inc.	7.6	5.8
Johnson & Johnson	7.3	10.9
UnitedHealth Group, Inc.	4.2	3.1
Schering-Plough Corp.	3.6	0.0
Bristol-Myers Squibb Co.	3.2	0.0
Becton, Dickinson & Co.	3.1	2.4
Allergan, Inc.	2.7	4.2
Thermo Fisher Scientific, Inc.	2.3	0.0
C.R. Bard, Inc.	2.2	3.8
McKesson Corp.	1.9	1.2
	38.1
Top Industries (% of fund's net assets)
As of July 31, 2007
Pharmaceuticals	33.6%
Health Care Providers & Services	19.7%
Health Care Equipment & Supplies	15.5%
Biotechnology	11.3%
Life Sciences Tools & Services	9.8%
All Others*	10.1%

As of January 31, 2007
Pharmaceuticals	30.3%
Health Care Providers & Services	23.7%
Health Care Equipment & Supplies	18.9%
Biotechnology	11.7%
Health Care Technology	5.0%
All Others*	10.4%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Health Care Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
BIOTECHNOLOGY - 11.3%
Biotechnology - 11.3%
3SBio, Inc. sponsored ADR	182,700	$ 1,638,819
Alexion Pharmaceuticals, Inc. (a)	12,100	703,736
Alnylam Pharmaceuticals, Inc. (a)	138,400	3,336,824
Altus Pharmaceuticals, Inc. (a)	50,100	511,020
Amgen, Inc. (a)	191,700	10,301,958
Amylin Pharmaceuticals, Inc. (a)(d)	56,500	2,627,815
Arena Pharmaceuticals, Inc. (a)	36,600	418,338
Biogen Idec, Inc. (a)	89,227	5,044,895
Celgene Corp. (a)	166,207	10,065,496
Cephalon, Inc. (a)	36,800	2,765,152
Cleveland Biolabs, Inc. (d)	11,900	113,526
CSL Ltd.	50,400	3,820,257
CytRx Corp. (a)	163,200	494,496
deCODE genetics, Inc. (a)(d)	171,562	607,329
Genentech, Inc. (a)	30,286	2,252,673
Genmab AS (a)	5,600	349,109
Genomic Health, Inc. (a)	7,000	139,300
Gilead Sciences, Inc. (a)	325,800	12,129,534
Grifols SA	23,723	503,151
GTx, Inc. (a)	162,417	2,496,349
Human Genome Sciences, Inc. (a)	57,800	448,528
Indevus Pharmaceuticals, Inc. (a)	51,965	368,432
Isis Pharmaceuticals, Inc. (a)(d)	127,800	1,330,398
MannKind Corp. (a)	14,200	149,952
Medarex, Inc. (a)(d)	105,900	1,499,544
Memory Pharmaceuticals Corp. (a)	716,999	1,441,168
Molecular Insight Pharmaceuticals, Inc. (d)	80,400	651,240
Omrix Biopharmaceuticals, Inc. (a)	25,655	735,785
ONYX Pharmaceuticals, Inc. (a)	13,700	380,997
OREXIGEN Therapeutics, Inc.	15,100	223,933
OSI Pharmaceuticals, Inc. (a)	58,605	1,889,425
PDL BioPharma, Inc. (a)	53,400	1,254,366
Regeneron Pharmaceuticals, Inc. (a)	4,200	62,538
Theravance, Inc. (a)	45,200	1,210,004
Titan Pharmaceuticals, Inc. (a)	85,800	199,914
Transition Therapeutics, Inc. (a)	28,788	375,942
Vertex Pharmaceuticals, Inc. (a)	59,100	1,908,930
Zymogenetics, Inc. (a)	23,700	273,972
		74,724,845
CAPITAL MARKETS - 0.2%
Asset Management & Custody Banks - 0.2%
Fortress Investment Group LLC (d)	75,300	1,428,441
CHEMICALS - 3.4%
Diversified Chemicals - 2.1%
Bayer AG	80,900	5,725,315
Bayer AG sponsored ADR	118,100	8,357,937
		14,083,252

	Shares	Value
Fertilizers & Agricultural Chemicals - 1.1%
Agrium, Inc.	58,500	$ 2,459,665
Monsanto Co.	70,100	4,517,945
		6,977,610
Specialty Chemicals - 0.2%
Ecolab, Inc.	16,600	699,026
Novozymes AS Series B	4,000	476,659
		1,175,685
TOTAL CHEMICALS		22,236,547
CONTAINERS & PACKAGING - 0.2%
Metal & Glass Containers - 0.2%
Ess Dee Aluminium Ltd.	121,609	1,604,912
DIVERSIFIED CONSUMER SERVICES - 0.1%
Specialized Consumer Services - 0.1%
Service Corp. International	57,400	695,688
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Electronic Equipment & Instruments - 0.2%
Agilent Technologies, Inc. (a)	18,900	721,035
Mettler-Toledo International, Inc. (a)	3,500	333,060
		1,054,095
FOOD & STAPLES RETAILING - 0.6%
Drug Retail - 0.6%
CVS Caremark Corp.	106,600	3,751,254
FOOD PRODUCTS - 1.7%
Agricultural Products - 0.7%
Bunge Ltd.	22,500	2,038,725
Nutreco Holding NV	31,100	2,329,924
		4,368,649
Packaged Foods & Meats - 1.0%
BioMar Holding AS	12,500	686,163
Cermaq ASA	161,600	3,008,098
Leroy Seafood Group ASA	18,400	438,787
Marine Harvest ASA (a)	2,184,000	2,761,474
		6,894,522
TOTAL FOOD PRODUCTS		11,263,171
HEALTH CARE EQUIPMENT & SUPPLIES - 15.4%
Health Care Equipment - 12.3%
American Medical Systems Holdings, Inc. (a)(d)	89,100	1,628,748
ArthroCare Corp. (a)	70,800	3,583,896
Aspect Medical Systems, Inc. (a)	237,900	3,237,819
Baxter International, Inc.	131,030	6,892,178
Becton, Dickinson & Co.	268,700	20,517,932
BioLase Technology, Inc. (a)(d)	53,000	373,650
C.R. Bard, Inc.	183,479	14,397,597
Cytyc Corp. (a)	40,500	1,705,050
Electro-Optical Sciences, Inc. (a)	177,923	1,161,837
Common Stocks - continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
Health Care Equipment - continued
Electro-Optical Sciences, Inc. warrants 11/2/11 (a)(f)	60,018	$ 202,068
Gen-Probe, Inc. (a)	129,600	8,166,096
Golden Meditech Co. Ltd. (a)	288,000	145,714
Gyrus Group PLC (a)	37,800	331,528
Hologic, Inc. (a)	17,600	911,680
I-Flow Corp. (a)(d)	145,523	2,577,212
Integra LifeSciences Holdings Corp. (a)	7,100	352,515
Intuitive Surgical, Inc. (a)(d)	5,388	1,145,543
IRIS International, Inc. (a)	28,800	458,208
Kyphon, Inc. (a)	37,700	2,473,874
Mentor Corp.	27,500	1,082,125
Minrad International, Inc. (a)	61,300	291,175
NeuroMetrix, Inc. (a)	64,400	540,960
Northstar Neuroscience, Inc.	171,400	1,756,850
Orthofix International NV (a)	7,700	331,562
Phonak Holding AG	9,351	907,471
Quidel Corp. (a)	19,900	296,112
Respironics, Inc. (a)	74,800	3,422,100
Sirona Dental Systems, Inc. (a)	29,435	1,040,822
The Spectranetics Corp. (a)	64,309	836,660
ThermoGenesis Corp. (a)	123,934	293,724
Varian Medical Systems, Inc. (a)	8,900	363,120
William Demant Holding AS (a)	3,800	380,849
		81,806,675
Health Care Supplies - 3.1%
Cooper Companies, Inc.	19,043	954,626
DJO, Inc. (a)	43,241	2,053,083
Immucor, Inc. (a)	25,500	794,580
Inverness Medical Innovations, Inc. (a)	243,787	11,801,729
Lifecore Biomedical, Inc. (a)	3,900	59,631
Microtek Medical Holdings, Inc. (a)	291,753	1,426,672
Omega Pharma SA	14,854	1,287,009
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	260,000	645,704
West Pharmaceutical Services, Inc.	33,200	1,536,496
		20,559,530
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		102,366,205
HEALTH CARE PROVIDERS & SERVICES - 19.7%
Health Care Distributors & Services - 2.9%
Chindex International, Inc. (a)	3,600	77,832
Henry Schein, Inc. (a)	29,400	1,597,596
McKesson Corp.	215,600	12,453,056
Profarma Distribuidora de Produtos Farmaceuticos SA	253,000	4,800,313
		18,928,797

	Shares	Value
Health Care Facilities - 4.5%
Acibadem Saglik Hizmetleri AS	325,923	$ 2,283,973
Apollo Hospitals Enterprise Ltd.	98,866	1,191,238
Bangkok Dusit Medical Service PCL (For. Reg.)	633,900	853,453
Brookdale Senior Living, Inc. (d)	283,950	11,360,840
Bumrungrad Hospital PCL (For. Reg.)	1,807,100	2,553,307
Community Health Systems, Inc. (a)	40,200	1,563,780
Emeritus Corp. (a)	137,890	3,378,305
Five Star Quality Care, Inc. (a)(d)	99,800	738,520
HealthSouth Corp. (a)(d)	30,000	474,000
LifePoint Hospitals, Inc. (a)	500	14,775
Raffles Medical Group Ltd.	38,000	39,354
Southern Cross Healthcare Group	32,600	357,608
Sun Healthcare Group, Inc. (a)	280,000	3,785,600
VCA Antech, Inc. (a)	30,520	1,200,657
		29,795,410
Health Care Services - 5.3%
Diagnosticos da America SA	273,300	6,576,490
Emergency Medical Services Corp. Class A (a)	100	3,901
Express Scripts, Inc. (a)	145,300	7,283,889
HAPC, Inc. unit (a)	215,800	1,361,698
Health Grades, Inc. (a)	338,105	2,106,394
Healthways, Inc. (a)(d)	27,233	1,190,082
HMS Holdings Corp. (a)	68,200	1,297,846
LHC Group, Inc. (a)	157,265	3,808,958
Lincare Holdings, Inc. (a)	46,100	1,645,309
Nighthawk Radiology Holdings, Inc. (a)	194,800	4,018,724
Omnicare, Inc.	168,729	5,595,054
Rural/Metro Corp. (a)	13,331	59,990
		34,948,335
Managed Health Care - 7.0%
Health Net, Inc. (a)	42,500	2,105,450
Healthspring, Inc. (a)	19,300	330,030
Humana, Inc. (a)	124,400	7,972,796
UnitedHealth Group, Inc.	579,509	28,065,621
WellPoint, Inc. (a)	108,800	8,173,056
		46,646,953
TOTAL HEALTH CARE PROVIDERS & SERVICES		130,319,495
HEALTH CARE TECHNOLOGY - 1.6%
Health Care Technology - 1.6%
Allscripts Healthcare Solutions, Inc. (a)(d)	146,647	3,336,219
Cerner Corp. (a)	82,400	4,356,488
Eclipsys Corp. (a)	98,967	2,150,553
Vital Images, Inc. (a)	35,900	699,691
		10,542,951
HOTELS, RESTAURANTS & LEISURE - 0.1%
Leisure Facilities - 0.1%
Life Time Fitness, Inc. (a)(d)	19,000	976,980
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - 0.3%
Internet Software & Services - 0.3%
WebMD Health Corp. Class A (a)	42,289	$ 1,936,413
LIFE SCIENCES TOOLS & SERVICES - 9.8%
Life Sciences Tools & Services - 9.8%
AMAG Pharmaceuticals, Inc. (a)	83,701	4,493,907
Applera Corp. - Applied Biosystems Group	113,600	3,546,592
Bruker BioSciences Corp. (a)	422,223	3,306,006
Covance, Inc. (a)	23,700	1,672,509
Exelixis, Inc. (a)	342,797	3,321,703
Illumina, Inc. (a)	47,272	2,154,185
Luminex Corp. (a)(d)	75,400	900,276
Medivation, Inc. (a)	17,600	288,816
Millipore Corp. (a)(d)	115,470	9,077,097
PerkinElmer, Inc.	441,300	12,281,379
Pharmaceutical Product Development, Inc.	39,400	1,319,900
QIAGEN NV (a)	126,500	2,175,800
Thermo Fisher Scientific, Inc. (a)	287,100	14,989,491
Third Wave Technologies, Inc. (a)	46,900	341,901
Waters Corp. (a)	89,800	5,231,748
		65,101,310
MACHINERY - 0.0%
Industrial Machinery - 0.0%
Pall Corp.	9,100	377,832
PERSONAL PRODUCTS - 0.9%
Personal Products - 0.9%
Bare Escentuals, Inc.	138,692	3,912,501
Hengan International Group Co. Ltd.	656,000	2,204,930
		6,117,431
PHARMACEUTICALS - 33.6%
Pharmaceuticals - 33.6%
Adams Respiratory Therapeutics, Inc. (a)(d)	135,700	5,022,257
Akorn, Inc. (a)	47,000	318,660
Allergan, Inc. (d)	306,220	17,800,569
Aurobindo Pharma Ltd.	14,696	237,974
Barr Pharmaceuticals, Inc. (a)	117,400	6,013,228
BioMimetic Therapeutics, Inc.	331,162	4,778,668
Bristol-Myers Squibb Co. (d)	751,200	21,341,592
Cadence Pharmaceuticals, Inc. (d)	33,446	411,386
China Shineway Pharmaceutical Group Ltd.	1,608,000	1,155,553
Collagenex Pharmaceuticals, Inc. (a)	72,600	846,516
Eczacibasi ILAC Sanayi TAS (a)	82,000	351,164
Elan Corp. PLC sponsored ADR (a)	78,100	1,462,813
Endo Pharmaceuticals Holdings, Inc. (a)	41,500	1,411,415
Eurand NV	52,068	746,655
Forest Laboratories, Inc. (a)	45,300	1,821,060

	Shares	Value
Inspire Pharmaceuticals, Inc. (a)	65,500	$ 360,250
Jazz Pharmaceuticals, Inc. (a)	34,787	493,628
Johnson & Johnson	799,458	48,367,209
Merck & Co., Inc.	1,011,500	50,220,970
Nexmed, Inc. (a)	156,500	259,790
Novo Nordisk AS Series B sponsored ADR	3,200	335,712
Pfizer, Inc.	496,820	11,680,238
Schering-Plough Corp.	824,700	23,536,938
Shire PLC sponsored ADR	112,600	8,308,754
Sirtris Pharmaceuticals, Inc.	3,400	42,364
Stada Arzneimittel AG	14,100	922,819
Teva Pharmaceutical Industries Ltd. sponsored ADR	8,100	340,362
Wyeth	238,942	11,593,466
Xenoport, Inc. (a)	53,000	2,262,570
		222,444,580
SOFTWARE - 0.2%
Systems Software - 0.2%
Quality Systems, Inc.	27,648	1,071,084
TOTAL COMMON STOCKS (Cost $569,972,738)		658,013,234
Convertible Bonds - 0.1%
Principal Amount
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Health Care Supplies - 0.1%
Inverness Medical Innovations, Inc. 3% 5/15/16 (e) (Cost $719,000)	$ 719,000	852,015
Money Market Funds - 5.8%
Shares
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c) (Cost $38,199,751)	38,199,751	38,199,751
TOTAL INVESTMENT PORTFOLIO - 105.2% (Cost $608,891,489)	697,065,000
NET OTHER ASSETS - (5.2)%	(34,704,034)
NET ASSETS - 100%	$ 662,360,966
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $852,015 or 0.1% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $202,068 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Electro-Optical Sciences, Inc. warrants 11/2/11	11/1/06	$ 6
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 215,043
Fidelity Securities Lending Cash Central Fund	219,537
Total	$ 434,580
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.5%
Germany	2.2%
Brazil	1.7%
United Kingdom	1.4%
Others (individually less than 1%)	6.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Health Care

Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $36,931,789) - See accompanying schedule: Unaffiliated issuers (cost $570,691,738)	$ 658,865,249
Fidelity Central Funds (cost $38,199,751)	38,199,751
Total Investments (cost $608,891,489)		$ 697,065,000
Receivable for investments sold		23,440,698
Receivable for fund shares sold		556,030
Dividends receivable		300,696
Interest receivable		4,554
Distributions receivable from Fidelity Central Funds		65,357
Prepaid expenses		1,347
Other receivables		18,724
Total assets		721,452,406

Liabilities
Payable to custodian bank	$ 1,121,602
Payable for investments purchased	16,601,639
Payable for fund shares redeemed	2,243,497
Accrued management fee	322,082
Distribution fees payable	324,409
Other affiliated payables	194,064
Other payables and accrued expenses	84,396
Collateral on securities loaned, at value	38,199,751
Total liabilities		59,091,440

Net Assets		$ 662,360,966
Net Assets consist of:
Paid in capital		$ 526,959,442
Accumulated net investment loss		(199)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		47,267,140
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		88,134,583
Net Assets		$ 662,360,966

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($234,656,270 ÷ 10,249,109 shares)	$ 22.90

Maximum offering price per share (100/94.25 of $22.90)	$ 24.30
Class T: Net Asset Value and redemption price per share ($186,627,857 ÷ 8,337,163 shares)	$ 22.39

Maximum offering price per share (100/96.50 of $22.39)	$ 23.20
Class B: Net Asset Value and offering price per share ($113,383,639 ÷ 5,325,185 shares)A	$ 21.29

Class C: Net Asset Value and offering price per share ($105,518,749 ÷ 4,957,279 shares)A	$ 21.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($22,174,451 ÷ 938,991 shares)	$ 23.62

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007

Investment Income
Dividends		$ 7,225,654
Interest		8,234
Income from Fidelity Central Funds		434,580
Total income		7,668,468

Expenses
Management fee	$ 4,031,988
Transfer agent fees	2,310,550
Distribution fees	4,245,973
Accounting and security lending fees	264,496
Custodian fees and expenses	38,150
Independent trustees' compensation	2,379
Registration fees	87,759
Audit	53,006
Legal	11,793
Miscellaneous	170,794
Total expenses before reductions	11,216,888
Expense reductions	(87,066)	11,129,822
Net investment income (loss)		(3,461,354)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	78,376,128
Foreign currency transactions	(66,522)
Total net realized gain (loss)		78,309,606
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $37,025)	(16,375,226)
Assets and liabilities in foreign currencies	(1,912)
Total change in net unrealized appreciation (depreciation)		(16,377,138)
Net gain (loss)		61,932,468
Net increase (decrease) in net assets resulting from operations		$ 58,471,114

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,461,354)	$ (6,125,419)
Net realized gain (loss)	78,309,606	99,186,502
Change in net unrealized appreciation (depreciation)	(16,377,138)	(66,787,109)
Net increase (decrease) in net assets resulting from operations	58,471,114	26,273,974
Distributions to shareholders from net realized gain	(83,314,166)	(1,408,688)
Share transactions - net increase (decrease)	(46,973,972)	(90,540,183)
Redemption fees	16,966	29,238
Total increase (decrease) in net assets	(71,800,058)	(65,645,659)

Net Assets
Beginning of period	734,161,024	799,806,683
End of period (including accumulated net investment loss of $199 and accumulated net investment loss of $327, respectively)	$ 662,360,966	$ 734,161,024

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.77	$ 22.94	$ 18.91	$ 18.29	$ 16.51
Income from Investment Operations
Net investment income (loss) C	(.03)	(.09)	(.05)	(.05)	- G
Net realized and unrealized gain (loss)	1.91	.96	4.08	.67	1.78
Total from investment operations	1.88	.87	4.03	.62	1.78
Distributions from net realized gain	(2.75)	(.04)	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 22.90	$ 23.77	$ 22.94	$ 18.91	$ 18.29
Total Return A,B	8.54%	3.79%	21.31%	3.39%	10.78%
Ratios to Average Net Assets D, F
Expenses before reductions	1.22%	1.25%	1.28%	1.32%	1.34%
Expenses net of fee waivers, if any	1.22%	1.25%	1.28%	1.32%	1.34%
Expenses net of all reductions	1.21%	1.21%	1.26%	1.29%	1.27%
Net investment income (loss)	(.14)%	(.38)%	(.22)%	(.26)%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 234,656	$ 199,221	$ 139,158	$ 104,258	$ 108,692
Portfolio turnover rate E	141%	99%	71%	60%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.26	$ 22.50	$ 18.60	$ 18.03	$ 16.31
Income from Investment Operations
Net investment income (loss) C	(.09)	(.15)	(.09)	(.09)	(.04)
Net realized and unrealized gain (loss)	1.87	.95	3.99	.66	1.76
Total from investment operations	1.78	.80	3.90	.57	1.72
Distributions from net realized gain	(2.65)	(.04)	-	-	-
Redemption fees added to paid in capital C	-G	-G	-G	-G	- G
Net asset value, end of period	$ 22.39	$ 23.26	$ 22.50	$ 18.60	$ 18.03
Total Return A,B	8.25%	3.55%	20.97%	3.16%	10.55%
Ratios to Average Net Assets D, F
Expenses before reductions	1.48%	1.50%	1.53%	1.56%	1.59%
Expenses net of fee waivers, if any	1.48%	1.50%	1.53%	1.56%	1.59%
Expenses net of all reductions	1.47%	1.47%	1.51%	1.53%	1.51%
Net investment income (loss)	(.40)%	(.63)%	(.47)%	(.51)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 186,628	$ 218,280	$ 243,353	$ 243,176	$ 264,115
Portfolio turnover rate E	141%	99%	71%	60%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.17	$ 21.55	$ 17.91	$ 17.45	$ 15.86
Income from Investment Operations
Net investment income (loss) C	(.20)	(.25)	(.19)	(.18)	(.12)
Net realized and unrealized gain (loss)	1.79	.91	3.83	.64	1.71
Total from investment operations	1.59	.66	3.64	.46	1.59
Distributions from net realized gain	(2.47)	(.04)	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-G
Net asset value, end of period	$ 21.29	$ 22.17	$ 21.55	$ 17.91	$ 17.45
Total Return A,B	7.66%	3.06%	20.32%	2.64%	10.03%
Ratios to Average Net Assets D, F
Expenses before reductions	1.99%	2.01%	2.04%	2.06%	2.05%
Expenses net of fee waivers, if any	1.99%	2.01%	2.04%	2.06%	2.05%
Expenses net of all reductions	1.98%	1.98%	2.01%	2.03%	1.98%
Net investment income (loss)	(.91)%	(1.14)%	(.98)%	(1.01)%	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 113,384	$ 180,364	$ 266,319	$ 285,299	$ 317,906
Portfolio turnover rate E	141%	99%	71%	60%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.24	$ 21.61	$ 17.94	$ 17.47	$ 15.87
Income from Investment Operations
Net investment income (loss) C	(.19)	(.24)	(.17)	(.17)	(.11)
Net realized and unrealized gain (loss)	1.79	.91	3.84	.64	1.71
Total from investment operations	1.60	.67	3.67	.47	1.60
Distributions from net realized gain	(2.55)	(.04)	-	-	-
Redemption fees added to paid in capital C	-G	-G	-G	- G	- G
Net asset value, end of period	$ 21.29	$ 22.24	$ 21.61	$ 17.94	$ 17.47
Total Return A,B	7.75%	3.10%	20.46%	2.69%	10.08%
Ratios to Average Net Assets D, F
Expenses before reductions	1.94%	1.94%	1.97%	2.00%	2.00%
Expenses net of fee waivers, if any	1.94%	1.94%	1.97%	2.00%	2.00%
Expenses net of all reductions	1.93%	1.91%	1.94%	1.97%	1.92%
Net investment income (loss)	(.86)%	(1.07)%	(.91)%	(.95)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 105,519	$ 115,644	$ 131,277	$ 130,184	$ 150,576
Portfolio turnover rate E	141%	99%	71%	60%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 24.43	$ 23.48	$ 19.28	$ 18.58	$ 16.70
Income from Investment Operations
Net investment income (loss) B	.05	- F	.04	.03	.06
Net realized and unrealized gain (loss)	1.96	.99	4.16	.67	1.82
Total from investment operations	2.01	.99	4.20	.70	1.88
Distributions from net realized gain	(2.82)	(.04)	-	-	-
Redemption fees added to paid in capital B	- F	- F	- F	- F	- F
Net asset value, end of period	$ 23.62	$ 24.43	$ 23.48	$ 19.28	$ 18.58
Total Return A	8.90%	4.21%	21.78%	3.77%	11.26%
Ratios to Average Net Assets C,E
Expenses before reductions	.88%	.86%	.88%	.91%	.96%
Expenses net of fee waivers, if any	.88%	.86%	.88%	.91%	.96%
Expenses net of all reductions	.87%	.83%	.85%	.88%	.88%
Net investment income (loss)	.19%	.01%	.18%	.14%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,174	$ 20,652	$ 19,698	$ 20,358	$ 23,364
Portfolio turnover rate D	141%	99%	71%	60%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Health Care Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales .

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 106,392,713
Unrealized depreciation	(19,142,336)
Net unrealized appreciation (depreciation)	87,250,377
Undistributed ordinary income	6,698,838
Undistributed long-term capital gain	37,019,576

Cost for federal income tax purposes	$ 609,814,623

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 9,215,258	$ -
Long-term Capital Gains	74,098,908	1,408,688
Total	$ 83,314,166	$ 1,408,688

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Health Care

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,004,019,333 and $1,136,601,966, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 560,826	$ 25,284
Class T	.25%	.25%	1,042,480	8,440
Class B	.75%	.25%	1,498,719	1,129,920
Class C	.75%	.25%	1,143,948	68,529
			$ 4,245,973	$ 1,232,173

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 57,177
Class T	24,588
Class B*	214,242
Class C*	5,686
$ 301,693

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 725,923.32
Class T	685,061.33
Class B	514,752.34
Class C	335,870.29
Institutional Class	48,944.24
	$ 2,310,550

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,268 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,365 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $219,537.

Health Care

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $55,299 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 15,349
Class B	505
Class C	1,600
Institutional Class	273
$ 17,727

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to each of the Funds is not anticipated to have a material impact on such Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net realized gain
Class A	$ 23,887,113	$ 268,383
Class T	24,697,844	418,518
Class B	18,914,669	451,789
Class C	13,345,526	237,307
Institutional Class	2,469,014	32,691
Total	$ 83,314,166	$ 1,408,688

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	3,628,491	4,246,771	$ 84,047,399	$ 100,545,647
Reinvestment of distributions	919,326	9,593	20,489,356	231,281
Shares redeemed	(2,679,409)	(1,943,098)	(62,216,884)	(45,790,984)
Net increase (decrease)	1,868,408	2,313,266	$ 42,319,871	$ 54,985,944
Class T
Shares sold	811,354	1,483,213	$ 18,411,031	$ 34,397,018
Reinvestment of distributions	1,065,004	16,686	23,268,418	394,126
Shares redeemed	(2,924,887)	(2,931,043)	(66,315,193)	(67,817,881)
Net increase (decrease)	(1,048,529)	(1,431,144)	$ (24,635,744)	$ (33,026,737)
Class B
Shares sold	416,759	602,620	$ 8,968,832	$ 13,347,616
Reinvestment of distributions	800,087	17,559	16,715,113	396,669
Shares redeemed	(4,028,295)	(4,838,970)	(87,078,801)	(107,126,893)
Net increase (decrease)	(2,811,449)	(4,218,791)	$ (61,394,856)	$ (93,382,608)
Class C
Shares sold	498,290	622,433	$ 10,716,280	$ 13,817,015
Reinvestment of distributions	508,339	8,336	10,614,471	188,806
Shares redeemed	(1,249,593)	(1,506,077)	(26,990,765)	(33,350,524)
Net increase (decrease)	(242,964)	(875,308)	$ (5,660,014)	$ (19,344,703)
Institutional Class
Shares sold	415,448	197,168	$ 10,086,881	$ 4,832,048
Reinvestment of distributions	77,688	990	1,779,821	24,473
Shares redeemed	(399,590)	(191,717)	(9,469,931)	(4,628,600)
Net increase (decrease)	93,546	6,441	$ 2,396,771	$ 227,921

Health Care

Advisor Industrials Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	17.94%	17.85%	9.75%
Class T (incl. 3.50% sales charge)	20.45%	18.12%	9.77%
Class B (incl. contingent deferred sales charge) A	19.18%	18.14%	9.82%
Class C (incl. contingent deferred sales charge) B	23.25%	18.39%	9.58%

A Class B shares bear a 1.00% 12b-1 fee. Class B shares contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Industrials Fund - Class T on July 31, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Industrials Fund

Management's Discussion of Fund Performance

Comments from Tobias Welo, Portfolio Manager of Fidelity® Advisor Industrials Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 25.13%, 24.82%, 24.18% and 24.25%, respectively (excluding sales charges), trailing the 26.68% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Industrials Index and the 26.28% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Cyclical Industries Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund handily beat the S&P 500. The fund modestly lagged the Goldman Sachs index during the first two months of the period. An overweighting and unfavorable stock selection in the construction and engineering group worked against the fund, along with mediocre stock picking in heavy electrical equipment and diversified chemicals. Conversely, stock picking in three groups - auto manufacturers, steel, and construction and farm machinery/heavy trucks - was beneficial. Among individual holdings, engineering and construction holdings Fluor and Netherlands-based Chicago Bridge & Iron were weak, as falling energy prices threatened the cancellation of some of the companies' projects. On the positive side, not owning weak-performing auto manufacturer and major index component DaimlerChrysler during this two-month stretch aided our results. During the final 10 months of the period, the fund's return fell slightly short of the MSCI index. Stock selection in industrial conglomerates dragged down our performance, along with a sizable underweighting in the strong-performing construction and farm machinery/heavy trucks segment. On the positive side, the fund's performance benefited from an overweighting and effective stock selection in construction and engineering. Additionally, our picks in heavy electrical equipment added value. Among individual holdings, overweighting US Airways was a mistake. This stock was hampered by difficult earnings comparisons from the prior year, as well as by investors' disappointment over unfulfilled hopes for industry consolidation, rising fuel costs and the increasing number of airline shares available for purchase due to another carrier's emergence from bankruptcy. An underweighting and untimely ownership of heavy equipment maker Caterpillar also detracted, as did shying away from commercial aircraft maker and index component Boeing. Looking at contributors, Shaw Group and Foster Wheeler both rode strong global markets in commercial construction. Switzerland-based ABB, a provider of power transmission and automation equipment for utility and industrial customers, also contributed to performance. Caterpillar and Foster Wheeler were sold by period end.

During the past year, the fund's Institutional Class shares returned 25.53%, trailing the 26.68% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Industrials Index and the 26.28% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Cyclical Industries Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund handily beat the S&P 500. The fund modestly lagged the Goldman Sachs index during the first two months of the period. An overweighting and unfavorable stock selection in the construction and engineering group worked against the fund, along with mediocre stock picking in heavy electrical equipment and diversified chemicals. Conversely, stock picking in three groups - auto manufacturers, steel, and construction and farm machinery/heavy trucks - was beneficial. Among individual holdings, engineering and construction holdings Fluor and Netherlands-based Chicago Bridge & Iron were weak, as falling energy prices threatened the cancellation of some of the companies' projects. On the positive side, not owning weak-performing auto manufacturer and major index component DaimlerChrysler during this two-month stretch aided our results. During the final 10 months of the period, the fund's return fell slightly short of the MSCI index. Stock selection in industrial conglomerates dragged down our performance, along with a sizable underweighting in the strong-performing construction and farm machinery/heavy trucks segment. On the positive side, the fund's performance benefited from an overweighting and effective stock selection in construction and engineering. Additionally, our picks in heavy electrical equipment added value. Among individual holdings, overweighting US Airways was a mistake. This stock was hampered by difficult earnings comparisons from the prior year as well as by investors' disappointment over unfulfilled hopes for industry consolidation, rising fuel costs and the increasing number of airline shares available for purchase due to another carrier's emergence from bankruptcy. An underweighting and untimely ownership of heavy equipment maker Caterpillar also detracted, as did shying away from commercial aircraft maker and index component Boeing. Looking at contributors, Shaw Group and Foster Wheeler both rode strong global markets in commercial construction. Switzerland-based ABB, a provider of power transmission and automation equipment for utility and industrial customers, also contributed to performance. Caterpillar and Foster Wheeler were sold by period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Cyclical Industries Index, which returned 4.40% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Industrials Index, which returned 20.97% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 26.28%.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Industrials

Advisor Industrials Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,107.30	$ 6.11
HypotheticalA	$ 1,000.00	$ 1,018.99	$ 5.86
Class T
Actual	$ 1,000.00	$ 1,105.90	$ 7.41
HypotheticalA	$ 1,000.00	$ 1,017.75	$ 7.10
Class B
Actual	$ 1,000.00	$ 1,103.10	$ 10.17
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 9.74
Class C
Actual	$ 1,000.00	$ 1,103.20	$ 9.96
HypotheticalA	$ 1,000.00	$ 1,015.32	$ 9.54
Institutional Class
Actual	$ 1,000.00	$ 1,109.00	$ 4.71
HypotheticalA	$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.17%
Class T	1.42%
Class B	1.95%
Class C	1.91%
Institutional Class	.90%

Annual Report

Advisor Industrials Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	9.8	20.0
United Technologies Corp.	7.2	7.8
Honeywell International, Inc.	4.0	5.6
3M Co.	3.6	2.3
Emerson Electric Co.	3.0	3.1
Danaher Corp.	2.6	3.5
Union Pacific Corp.	2.5	1.9
Burlington Northern Santa Fe Corp.	2.3	2.8
Illinois Tool Works, Inc.	2.3	2.4
Lockheed Martin Corp.	2.3	0.0
	39.6
Top Industries (% of fund's net assets)
As of July 31, 2007
Aerospace & Defense	18.8%
Machinery	17.7%
Industrial Conglomerates	16.5%
Road & Rail	8.4%
Electrical Equipment	8.1%
All Others*	30.5%

As of January 31, 2007
Industrial Conglomerates	28.8%
Aerospace & Defense	18.6%
Machinery	13.9%
Road & Rail	8.6%
Electrical Equipment	6.6%
All Others*	23.5%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Industrials Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
AEROSPACE & DEFENSE - 18.8%
Aerospace & Defense - 18.8%
General Dynamics Corp.	84,600	$ 6,646,176
Honeywell International, Inc.	247,500	14,233,725
Lockheed Martin Corp.	81,900	8,065,512
Raytheon Co.	145,600	8,060,416
Rockwell Collins, Inc.	27,100	1,861,770
Spirit AeroSystems Holdings, Inc. Class A	63,600	2,308,680
United Technologies Corp.	351,500	25,648,955
		66,825,234
AIR FREIGHT & LOGISTICS - 1.1%
Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc.	50,400	2,451,960
Panalpina Welttransport Holding AG	6,800	1,341,889
		3,793,849
AIRLINES - 2.3%
Airlines - 2.3%
Delta Air Lines, Inc. (a)(d)	104,147	1,855,900
Northwest Airlines Corp. (a)	27,100	472,353
UAL Corp. (a)(d)	57,700	2,546,878
US Airways Group, Inc. (a)	110,000	3,411,100
		8,286,231
AUTO COMPONENTS - 1.0%
Auto Parts & Equipment - 1.0%
Johnson Controls, Inc.	31,800	3,598,170
AUTOMOBILES - 1.0%
Automobile Manufacturers - 1.0%
DaimlerChrysler AG	40,800	3,702,600
BUILDING PRODUCTS - 1.9%
Building Products - 1.9%
American Standard Companies, Inc.	35,900	1,940,395
Masco Corp.	181,800	4,946,778
		6,887,173
CHEMICALS - 3.4%
Fertilizers & Agricultural Chemicals - 1.0%
Agrium, Inc.	85,400	3,590,691
Industrial Gases - 1.4%
Airgas, Inc.	108,400	5,062,280
Specialty Chemicals - 1.0%
Ecolab, Inc.	40,700	1,713,877
Minerals Technologies, Inc.	27,800	1,797,826
		3,511,703
TOTAL CHEMICALS		12,164,674

	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 5.5%
Diversified Commercial & Professional Services - 1.6%
Equifax, Inc.	20,300	$ 821,338
The Brink's Co.	78,800	4,818,620
		5,639,958
Environmental & Facility Services - 3.9%
Allied Waste Industries, Inc. (a)	481,600	6,198,192
Casella Waste Systems, Inc. Class A (a)	8,400	93,492
Covanta Holding Corp. (a)	13,600	308,448
Waste Connections, Inc. (a)	41,400	1,283,400
Waste Management, Inc.	155,100	5,898,453
		13,781,985
TOTAL COMMERCIAL SERVICES & SUPPLIES		19,421,943
CONSTRUCTION & ENGINEERING - 6.5%
Construction & Engineering - 6.5%
Chicago Bridge & Iron Co. NV (NY Shares)	53,900	2,188,340
Fluor Corp.	47,800	5,521,378
Granite Construction, Inc.	31,500	2,047,185
Infrasource Services, Inc. (a)	21,000	727,020
Jacobs Engineering Group, Inc. (a)	37,600	2,317,288
Outotec Oyj	13,600	816,215
Quanta Services, Inc. (a)	48,700	1,384,541
Shaw Group, Inc. (a)	150,950	8,033,559
		23,035,526
ELECTRICAL EQUIPMENT - 8.1%
Electrical Components & Equipment - 5.0%
AMETEK, Inc.	58,000	2,263,160
Cooper Industries Ltd. Class A	92,300	4,884,516
Emerson Electric Co.	224,200	10,553,094
Prysmian SpA	3,900	106,838
		17,807,608
Heavy Electrical Equipment - 3.1%
ABB Ltd. sponsored ADR	257,700	6,202,839
Alstom SA	11,700	2,142,097
Suzlon Energy Ltd.	34,129	1,079,365
Vestas Wind Systems AS (a)	20,400	1,380,546
		10,804,847
TOTAL ELECTRICAL EQUIPMENT		28,612,455
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
Electronic Equipment & Instruments - 0.7%
Itron, Inc. (a)(d)	30,100	2,390,843
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.4%
Independent Power Producers & Energy Traders - 0.4%
NRG Energy, Inc. (a)	33,900	1,306,845
Common Stocks - continued
	Shares	Value
INDUSTRIAL CONGLOMERATES - 16.5%
Industrial Conglomerates - 16.5%
3M Co. (d)	146,100	$ 12,991,212
General Electric Co.	897,300	34,779,348
Siemens AG sponsored ADR	38,200	4,837,266
Tyco International Ltd.	127,125	6,011,741
		58,619,567
MACHINERY - 17.7%
Construction & Farm Machinery & Heavy Trucks - 4.6%
Bucyrus International, Inc. Class A	59,800	3,800,888
Cummins, Inc.	63,366	7,521,544
Navistar International Corp. (a)	13,500	850,500
Oshkosh Truck Co.	72,408	4,145,358
		16,318,290
Industrial Machinery - 13.1%
Danaher Corp.	125,600	9,379,808
Donaldson Co., Inc.	61,100	2,223,429
Dover Corp.	104,100	5,309,100
Eaton Corp.	44,800	4,353,664
Flowserve Corp.	58,600	4,235,022
IDEX Corp.	70,300	2,545,563
Illinois Tool Works, Inc.	148,000	8,147,400
Ingersoll-Rand Co. Ltd. Class A	89,400	4,498,608
SPX Corp.	51,200	4,806,144
Sulzer AG (Reg.)	651	868,000
		46,366,738
TOTAL MACHINERY		62,685,028
MARINE - 0.9%
Marine - 0.9%
Kirby Corp. (a)	79,600	3,224,596
METALS & MINING - 3.2%
Diversified Metals & Mining - 1.0%
Titanium Metals Corp. (a)	108,600	3,629,412
Steel - 2.2%
Carpenter Technology Corp.	19,000	2,255,110
Reliance Steel & Aluminum Co.	71,600	3,761,864
Steel Dynamics, Inc.	40,700	1,706,551
		7,723,525
TOTAL METALS & MINING		11,352,937
OIL, GAS & CONSUMABLE FUELS - 0.7%
Coal & Consumable Fuels - 0.7%
Massey Energy Co.	68,800	1,468,880
Peabody Energy Corp.	21,200	895,912
		2,364,792

	Shares	Value
ROAD & RAIL - 8.4%
Railroads - 4.8%
Burlington Northern Santa Fe Corp.	100,000	$ 8,214,000
Union Pacific Corp.	74,700	8,899,758
		17,113,758
Trucking - 3.6%
Hertz Global Holdings, Inc.	90,500	2,026,295
Landstar System, Inc.	64,226	2,919,714
Old Dominion Freight Lines, Inc. (a)	118,136	3,409,405
Ryder System, Inc.	78,000	4,240,860
		12,596,274
TOTAL ROAD & RAIL		29,710,032
TRADING COMPANIES & DISTRIBUTORS - 0.5%
Trading Companies & Distributors - 0.5%
Rush Enterprises, Inc. Class A (a)	64,970	1,815,912
TOTAL COMMON STOCKS (Cost $309,449,857)		349,798,407
Nonconvertible Bonds - 0.1%
Principal Amount
AIRLINES - 0.1%
Airlines - 0.1%
Delta Air Lines, Inc. 8.3% 12/15/29 (a) (Cost $77,750)	$ 2,690,000	174,850
Money Market Funds - 4.3%
	Shares
Fidelity Cash Central Fund, 5.38% (b)	4,425,923	4,425,923
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	10,826,000	10,826,000
TOTAL MONEY MARKET FUNDS (Cost $15,251,923)		15,251,923
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $324,779,530)	365,225,180
NET OTHER ASSETS - (3.0)%	(10,554,466)
NET ASSETS - 100%	$ 354,670,714
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 255,049
Fidelity Securities Lending Cash Central Fund	42,601
Total	$ 297,650
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.9%
Bermuda	3.1%
Switzerland	2.5%
Germany	2.4%
Canada	1.0%
Others (individually less than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Industrials Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $10,404,564) - See accompanying schedule: Unaffiliated issuers (cost $309,527,607)	$ 349,973,257
Fidelity Central Funds (cost $15,251,923)	15,251,923
Total Investments (cost $324,779,530)		$ 365,225,180
Receivable for investments sold		2,183,677
Receivable for fund shares sold		1,526,465
Dividends receivable		110,857
Distributions receivable from Fidelity Central Funds		21,886
Prepaid expenses		464
Other receivables		400
Total assets		369,068,929

Liabilities
Payable for investments purchased	$ 2,714,643
Payable for fund shares redeemed	409,349
Accrued management fee	168,773
Distribution fees payable	153,288
Other affiliated payables	87,866
Other payables and accrued expenses	38,296
Collateral on securities loaned, at value	10,826,000
Total liabilities		14,398,215

Net Assets		$ 354,670,714
Net Assets consist of:
Paid in capital		$ 286,208,806
Distributions in excess of net investment income		(6)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		28,016,324
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		40,445,590
Net Assets		$ 354,670,714

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($157,451,148 ÷ 6,176,934 shares)	$ 25.49

Maximum offering price per share (100/94.25 of $25.49)	$ 27.05
Class T: Net Asset Value and redemption price per share ($75,529,998 ÷ 3,000,862 shares)	$ 25.17

Maximum offering price per share (100/96.50 of $25.17)	$ 26.08
Class B: Net Asset Value and offering price per share ($44,329,666 ÷ 1,832,467 shares)A	$ 24.19

Class C: Net Asset Value and offering price per share ($57,861,699 ÷ 2,385,311 shares)A	$ 24.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($19,498,203 ÷ 742,423 shares)	$ 26.26

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007

Investment Income
Dividends		$ 4,558,254
Interest		1,796
Income from Fidelity Central Funds		297,650
Total income		4,857,700

Expenses
Management fee	$ 1,719,635
Transfer agent fees	867,389
Distribution fees	1,583,822
Accounting and security lending fees	125,061
Custodian fees and expenses	11,611
Independent trustees' compensation	962
Registration fees	89,463
Audit	48,257
Legal	4,217
Miscellaneous	69,453
Total expenses before reductions	4,519,870
Expense reductions	(10,308)	4,509,562
Net investment income (loss)		348,138
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	35,393,475
Foreign currency transactions	(5,404)
Total net realized gain (loss)		35,388,071
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $60)	31,234,023
Assets and liabilities in foreign currencies	(114)
Total change in net unrealized appreciation (depreciation)		31,233,909
Net gain (loss)		66,621,980
Net increase (decrease) in net assets resulting from operations		$ 66,970,118

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 348,138	$ 67,497
Net realized gain (loss)	35,388,071	16,800,474
Change in net unrealized appreciation (depreciation)	31,233,909	(9,655,014)
Net increase (decrease) in net assets resulting from operations	66,970,118	7,212,957
Distributions to shareholders from net investment income	(473,352)	-
Distributions to shareholders from net realized gain	(21,383,547)	(7,122,799)
Total distributions	(21,856,899)	(7,122,799)
Share transactions - net increase (decrease)	61,861,883	109,957,564
Redemption fees	14,915	25,597
Total increase (decrease) in net assets	106,990,017	110,073,319

Net Assets
Beginning of period	247,680,697	137,607,378
End of period (including distributions in excess of net investment income of $6 and undistributed net investment income of $65,095, respectively)	$ 354,670,714	$ 247,680,697

See accompanying notes which are an integral part of the financial statements.

Industrials

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.16	$ 21.53	$ 18.10	$ 14.15	$ 12.75
Income from Investment Operations
Net investment income (loss) C	.09	.08	.02	(.02)	.06
Net realized and unrealized gain (loss)	5.11	1.63	4.35	3.96	1.36
Total from investment operations	5.20	1.71	4.37	3.94	1.42
Distributions from net investment income	(.06)	-	-	-	(.02)
Distributions from net realized gain	(1.81)	(1.08)	(.94)	-	-
Total distributions	(1.87)	(1.08)	(.94)	-	(.02)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 25.49	$ 22.16	$ 21.53	$ 18.10	$ 14.15
Total Return A,B	25.13%	8.40%	25.04%	27.92%	11.16%
Ratios to Average Net Assets D,F
Expenses before reductions	1.21%	1.26%	1.34%	1.65%	1.99%
Expenses net of fee waivers, if any	1.21%	1.26%	1.34%	1.50%	1.53%
Expenses net of all reductions	1.21%	1.24%	1.29%	1.47%	1.46%
Net investment income (loss)	.38%	.34%	.09%	(.12)%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 157,451	$ 99,255	$ 40,264	$ 12,612	$ 4,272
Portfolio turnover rate E	130%	94%	116%	106%	149%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 21.86	$ 21.27	$ 17.90	$ 14.02	$ 12.66
Income from Investment Operations
Net investment income (loss) C	.03	.02	(.03)	(.06)	.03
Net realized and unrealized gain (loss)	5.05	1.61	4.31	3.93	1.34
Total from investment operations	5.08	1.63	4.28	3.87	1.37
Distributions from net investment income	(.03)	-	-	-	(.01)
Distributions from net realized gain	(1.74)	(1.04)	(.91)	-	-
Total distributions	(1.77)	(1.04)	(.91)	-	(.01)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 25.17	$ 21.86	$ 21.27	$ 17.90	$ 14.02
Total Return A,B	24.82%	8.13%	24.78%	27.67%	10.84%
Ratios to Average Net Assets D,F
Expenses before reductions	1.46%	1.49%	1.57%	1.90%	2.25%
Expenses net of fee waivers, if any	1.46%	1.49%	1.57%	1.75%	1.78%
Expenses net of all reductions	1.46%	1.47%	1.52%	1.72%	1.71%
Net investment income (loss)	.13%	.11%	(.14)%	(.36)%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 75,530	$ 55,936	$ 40,126	$ 13,089	$ 5,493
Portfolio turnover rate E	130%	94%	116%	106%	149%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 21.02	$ 20.55	$ 17.27	$ 13.61	$ 12.33
Income from Investment Operations
Net investment income (loss) C	(.09)	(.09)	(.13)	(.14)	(.03)
Net realized and unrealized gain (loss)	4.87	1.55	4.17	3.79	1.31
Total from investment operations	4.78	1.46	4.04	3.65	1.28
Distributions from net realized gain	(1.61)	(.99)	(.76)	-	-
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 24.19	$ 21.02	$ 20.55	$ 17.27	$ 13.61
Total Return A,B	24.18%	7.54%	24.12%	26.89%	10.38%
Ratios to Average Net Assets D,F
Expenses before reductions	2.00%	2.04%	2.11%	2.37%	2.68%
Expenses net of fee waivers, if any	2.00%	2.04%	2.11%	2.25%	2.25%
Expenses net of all reductions	2.00%	2.02%	2.07%	2.22%	2.18%
Net investment income (loss)	(.41)%	(.44)%	(.68)%	(.87)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,330	$ 37,082	$ 32,242	$ 14,722	$ 9,005
Portfolio turnover rate E	130%	94%	116%	106%	149%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 21.16	$ 20.68	$ 17.36	$ 13.67	$ 12.39
Income from Investment Operations
Net investment income (loss) C	(.08)	(.08)	(.12)	(.14)	(.03)
Net realized and unrealized gain (loss)	4.88	1.56	4.19	3.82	1.31
Total from investment operations	4.80	1.48	4.07	3.68	1.28
Distributions from net realized gain	(1.70)	(1.00)	(.75)	-	-
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 24.26	$ 21.16	$ 20.68	$ 17.36	$ 13.67
Total Return A,B	24.25%	7.59%	24.16%	26.99%	10.33%
Ratios to Average Net Assets D,F
Expenses before reductions	1.94%	1.99%	2.07%	2.28%	2.57%
Expenses net of fee waivers, if any	1.94%	1.99%	2.07%	2.25%	2.25%
Expenses net of all reductions	1.94%	1.97%	2.02%	2.22%	2.18%
Net investment income (loss)	(.35)%	(.38)%	(.64)%	(.87)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,862	$ 42,363	$ 20,595	$ 9,507	$ 5,307
Portfolio turnover rate E	130%	94%	116%	106%	149%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Industrials

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.77	$ 22.06	$ 18.48	$ 14.41	$ 12.96
Income from Investment Operations
Net investment income (loss) B	.16	.16	.07	.02	.09
Net realized and unrealized gain (loss)	5.27	1.66	4.46	4.04	1.39
Total from investment operations	5.43	1.82	4.53	4.06	1.48
Distributions from net investment income	(.13)	-	-	-	(.03)
Distributions from net realized gain	(1.81)	(1.11)	(.95)	-	-
Total distributions	(1.94)	(1.11)	(.95)	-	(.03)
Redemption fees added to paid in capital B	- F	- F	- F	.01	- F
Net asset value, end of period	$ 26.26	$ 22.77	$ 22.06	$ 18.48	$ 14.41
Total Return A	25.53%	8.73%	25.41%	28.24%	11.46%
Ratios to Average Net Assets C,E
Expenses before reductions	.92%	.91%	1.06%	1.38%	1.55%
Expenses net of fee waivers, if any	.92%	.91%	1.06%	1.25%	1.25%
Expenses net of all reductions	.91%	.89%	1.01%	1.22%	1.18%
Net investment income (loss)	.67%	.69%	.37%	.13%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,498	$ 13,043	$ 4,379	$ 1,490	$ 1,156
Portfolio turnover rate D	130%	94%	116%	106%	149%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Industrials Fund (the Fund) (formerly Fidelity Advisor Cyclical Industries) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 46,153,238
Unrealized depreciation	(5,803,704)
Net unrealized appreciation (depreciation)	40,349,534
Undistributed ordinary income	12,422,062
Undistributed long-term capital gain	13,584,256

Cost for federal income tax purposes	$ 324,875,646

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 8,244,210	$ 2,645,179
Long-term Capital Gains	13,612,689	4,477,620
Total	$ 21,856,899	$ 7,122,799

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Industrials

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $423,041,427 and $387,371,157, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 330,340	$ 30,569
Class T	.25%	.25%	329,136	812
Class B	.75%	.25%	412,704	311,355
Class C	.75%	.25%	511,642	218,738
			$ 1,583,822	$ 561,474

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 181,480
Class T	20,555
Class B*	64,543
Class C*	18,873
$ 285,451

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 373,182.28
Class T	185,704.28
Class B	133,809.32
Class C	136,524.27
Institutional Class	38,170.24
	$ 867,389

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $785 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $533 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $42,601.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,077 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $31.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the

Industrials

10. Other - continued

conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net investment income
Class A	$ 317,175	$ -
Class T	81,458	-
Institutional Class	74,719	-
Total	$ 473,352	$ -
From net realized gain
Class A	$ 9,177,798	$ 2,209,329
Class T	4,598,164	1,993,493
Class B	2,897,402	1,595,001
Class C	3,663,404	1,032,683
Institutional Class	1,046,779	292,293
Total	$ 21,383,547	$ 7,122,799

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	3,210,590	3,250,873	$ 74,239,252	$ 73,798,607
Reinvestment of distributions	397,118	97,417	8,609,345	1,982,904
Shares redeemed	(1,910,674)	(738,421)	(44,327,457)	(16,310,331)
Net increase (decrease)	1,697,034	2,609,869	$ 38,521,140	$ 59,471,180
Class T
Shares sold	851,649	1,053,819	$ 19,483,528	$ 23,194,479
Reinvestment of distributions	204,709	95,171	4,388,662	1,914,595
Shares redeemed	(614,792)	(476,485)	(14,036,675)	(10,217,427)
Net increase (decrease)	441,566	672,505	$ 9,835,515	$ 14,891,647
Class B
Shares sold	490,419	691,509	$ 10,776,085	$ 14,823,678
Reinvestment of distributions	118,628	68,369	2,452,560	1,329,447
Shares redeemed	(540,505)	(564,827)	(11,926,256)	(11,906,215)
Net increase (decrease)	68,542	195,051	$ 1,302,389	$ 4,246,910

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class C
Shares sold	809,623	1,219,100	$ 17,844,285	$ 26,650,232
Reinvestment of distributions	135,846	42,653	2,814,613	834,597
Shares redeemed	(562,223)	(255,670)	(12,468,615)	(5,350,637)
Net increase (decrease)	383,246	1,006,083	$ 8,190,283	$ 22,134,192
Institutional Class
Shares sold	466,987	685,802	$ 11,092,441	$ 16,202,741
Reinvestment of distributions	33,033	7,337	737,185	152,999
Shares redeemed	(330,519)	(318,752)	(7,817,070)	(7,142,105)
Net increase (decrease)	169,501	374,387	$ 4,012,556	$ 9,213,635

Industrials

Advisor Technology Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	24.24%	14.19%	4.19%
Class T (incl. 3.50% sales charge)	26.88%	14.47%	4.18%
Class B (incl. contingent deferred sales charge) A	25.91%	14.49%	4.23%
Class C (incl. contingent deferred sales charge) B	29.83%	14.74%	4.03%

A Class B shares bear a 1.00% 12b-1 fee. Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Class T on July 31, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Technology Fund

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Technology Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 31.82%, 31.48%, 30.91% and 30.83%, respectively (excluding sales charges), topping both the 29.40% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Information Technology Index and the 29.87% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund handily beat the S&P 500. The fund modestly trailed the Goldman Sachs index during the first two months of the period. Unfavorable stock picking in communications equipment undermined our results, more than offsetting what we gained from heavily overweighting the group, which performed well. An underweighting and unrewarding stock selection in systems software further hurt performance. On the positive side, my picks in Internet software and services and in computer hardware added value, as did an underweighting in the weak-performing data processing and outsourced services segment. Among individual holdings, not owning two major index components - networking equipment maker Cisco Systems and systems software provider Oracle - during the two-month period was detrimental. Both of these large-caps had become relatively cheap, while their business fundamentals improved, resulting in strong stock price gains. Our overweighted position in wireless infrastructure stock QUALCOMM also hurt. On the positive side, Freescale Semiconductor was a contributor to fund performance, rising sharply after receiving a buyout offer from a group of private-equity firms. I sold Freescale shortly thereafter to lock in profits. Chip maker Broadcom proved rewarding as well. During the period's final 10 months, the fund outperformed the MSCI index, mainly due to systems software, where both favorable stock selection and a sizable underweighting aided our results. My picks in communications equipment also helped. Counterbalancing those benefits to some extent was an underweighting in computer hardware, which was one of the best-performing subsectors in the index. At the stock level, the fund was helped by Canada-based Research In Motion (RIM), maker of the BlackBerry handheld messaging device. During the period, concerns eased about the company's stock options policies, and a solid second-quarter earnings report also helped propel the stock higher. Another Canadian contributor, Sandvine, advanced sharply due to rapid earnings and market share growth, together with an attractive valuation. Juniper Networks helped as well. Both RIM and Sandvine were out-of-index positions. Conversely, insufficient exposure to two strong-performing, large-cap index components held back the fund's returns. Specifically, not owning computer hardware giant International Business Machines and carrying a large underweighting in Cisco Systems detracted from performance.

During the past year, the fund's Institutional Class shares returned 32.30%, topping both the 29.40% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Information Technology Index and the 29.87% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund handily beat the S&P 500. The fund modestly trailed the Goldman Sachs index during the first two months of the period. Unfavorable stock picking in communications equipment undermined our results, more than offsetting what we gained from heavily overweighting the group, which performed well. An underweighting and unrewarding stock selection in systems software further hurt performance. On the positive side, my picks in Internet software and services and in computer hardware added value, as did an underweighting in the weak-performing data processing and outsourced services segment. Among individual holdings, not owning two major index components - networking equipment maker Cisco Systems and systems software provider Oracle - during the two-month period was detrimental. Both of these large-caps had become relatively cheap, while their business fundamentals improved, resulting in strong stock price gains. Our overweighted position in wireless infrastructure stock QUALCOMM also hurt. On the positive side, Freescale Semiconductor was a contributor to fund performance, rising sharply after receiving a buyout offer from a group of private-equity firms. I sold Freescale shortly thereafter to lock in profits. Chip maker Broadcom proved rewarding as well. During the period's final 10 months, the fund outperformed the MSCI index, mainly due to systems software, where both favorable stock selection and a sizable underweighting aided our results. My picks in communications equipment also helped. Counterbalancing those benefits to some extent was an underweighting in computer hardware, which was one of the best-performing subsectors in the index. At the stock level, the fund was helped by Canada-based Research In Motion (RIM), maker of the BlackBerry handheld messaging device. During the period, concerns eased about the company's stock options policies, and a solid second-quarter earnings report also helped propel the stock higher. Another Canadian contributor, Sandvine, advanced sharply due to rapid earnings and market share growth, together with an attractive valuation. Juniper Networks helped as well. Both RIM and Sandvine were out-of-index positions. Conversely, insufficient exposure to two strong-performing, large-cap index components held back the fund's returns. Specifically, not owning computer hardware giant International Business Machines and carrying a large underweighting in Cisco Systems detracted from performance.

Annual Report

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Technology Index, which returned 12.15% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Information Technology Index, which returned 15.80% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 29.87%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Technology

Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,119.30	$ 6.10
HypotheticalA	$ 1,000.00	$ 1,019.04	$ 5.81
Class T
Actual	$ 1,000.00	$ 1,118.00	$ 7.35
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class B
Actual	$ 1,000.00	$ 1,115.70	$ 9.81
HypotheticalA	$ 1,000.00	$ 1,015.52	$ 9.35
Class C
Actual	$ 1,000.00	$ 1,115.10	$ 9.96
HypotheticalA	$ 1,000.00	$ 1,015.37	$ 9.49
Institutional Class
Actual	$ 1,000.00	$ 1,120.70	$ 4.68
HypotheticalA	$ 1,000.00	$ 1,020.38	$ 4.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.16%
Class T	1.40%
Class B	1.87%
Class C	1.90%
Institutional Class	.89%

Annual Report

Advisor Technology Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	5.9	4.6
Marvell Technology Group Ltd.	5.1	4.1
Apple, Inc.	4.3	5.4
Intel Corp.	3.5	3.4
Broadcom Corp. Class A	3.1	2.4
Juniper Networks, Inc.	3.0	1.8
QUALCOMM, Inc.	2.8	4.8
Cisco Systems, Inc.	2.8	3.3
Research In Motion Ltd.	2.5	5.4
F5 Networks, Inc.	2.1	2.0
	35.1
Top Industries (% of fund's net assets)
As of July 31, 2007
Semiconductors & Semiconductor Equipment	32.0%
Communications Equipment	24.9%
Computers & Peripherals	12.0%
Internet Software & Services	9.5%
Software	9.1%
All Others*	12.5%

As of January 31, 2007
Communications Equipment	30.1%
Semiconductors & Semiconductor Equipment	25.6%
Computers & Peripherals	14.1%
Software	12.5%
Internet Software & Services	8.4%
All Others*	9.3%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Technology Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.2%
Diversified Commercial & Professional Services - 0.1%
Equifax, Inc.	10,300	$ 416,738
Human Resource & Employment Services - 0.1%
Kenexa Corp. (a)	20,400	729,912
Taleo Corp. Class A (a)	4,200	90,342
		820,254
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,236,992
COMMUNICATIONS EQUIPMENT - 24.7%
Communications Equipment - 24.7%
AAC Acoustic Technology Holdings, Inc. (a)	3,518,000	4,166,112
Adtran, Inc.	98,100	2,559,429
ADVA AG Optical Networking (a)	298,245	2,979,156
Airvana, Inc.	274,600	1,938,676
Alcatel-Lucent SA sponsored ADR	632,000	7,331,200
AudioCodes Ltd. (a)	591,750	3,290,130
Avocent Corp. (a)	212,615	5,815,020
Balda AG	111,500	1,325,842
Cisco Systems, Inc. (a)	742,200	21,457,002
Comtech Group, Inc. (a)	420,719	5,982,624
Comverse Technology, Inc. (a)	237,900	4,584,333
Corning, Inc.	305,000	7,271,200
Extreme Networks, Inc. (a)	372,900	1,513,974
F5 Networks, Inc. (a)	192,300	16,670,487
Finisar Corp. (a)	1,025,471	3,722,460
Foundry Networks, Inc. (a)	112,600	1,980,634
Foxconn International Holdings Ltd. (a)	1,490,000	4,265,990
Harris Stratex Networks, Inc. (a)	233,300	3,970,766
Infinera Corp.	2,000	45,600
Ixia (a)	372,500	3,486,600
JDS Uniphase Corp. (a)	49,700	712,201
Juniper Networks, Inc. (a)	770,246	23,076,570
Mogem Co. Ltd.	309,043	3,189,999
Motorola, Inc.	111,800	1,899,482
Nokia Corp. sponsored ADR	137,100	3,926,544
Opnext, Inc.	199,491	2,435,785
OZ Optics Ltd. unit (a)(f)	68,000	1,003,000
Powerwave Technologies, Inc. (a)	844,300	5,521,722
QUALCOMM, Inc.	528,500	22,012,025
Research In Motion Ltd. (a)	90,570	19,381,980
Riverbed Technology, Inc.	27,200	1,201,152
Sonus Networks, Inc. (a)	620,500	4,244,220
Starent Networks Corp.	900	16,308
		192,978,223
COMPUTERS & PERIPHERALS - 12.0%
Computer Hardware - 6.9%
Apple, Inc. (a)	253,255	33,368,879
Concurrent Computer Corp. (a)	1,723,664	2,637,206
Diebold, Inc.	46,600	2,361,222

	Shares	Value
High Tech Computer Corp.	62,000	$ 1,135,725
Palm, Inc. (a)	231,300	3,450,996
Sun Microsystems, Inc. (a)	2,201,300	11,226,630
		54,180,658
Computer Storage & Peripherals - 5.1%
ASUSTeK Computer, Inc.	456,000	1,302,301
EMC Corp. (a)	532,200	9,851,022
Isilon Systems, Inc. (d)	44,900	428,795
Netezza Corp.	89,200	1,360,300
Network Appliance, Inc. (a)	331,600	9,397,544
SanDisk Corp. (a)	281,400	15,091,482
STEC, Inc. (a)	320,100	2,352,735
		39,784,179
TOTAL COMPUTERS & PERIPHERALS		93,964,837
DIVERSIFIED CONSUMER SERVICES - 0.7%
Education Services - 0.7%
New Oriental Education & Technology Group, Inc. sponsored ADR	106,400	5,508,328
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
Alternative Carriers - 0.0%
Aruba Networks, Inc. (d)	9,800	196,784
Integrated Telecommunication Services - 0.1%
NeuStar, Inc. Class A (a)	12,300	354,732
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		551,516
ELECTRICAL EQUIPMENT - 1.0%
Electrical Components & Equipment - 1.0%
Evergreen Solar, Inc. (a)(d)	379,297	3,159,544
Q-Cells AG	1,200	106,239
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	99,300	4,004,769
Superior Essex, Inc. (a)	20,300	707,455
		7,978,007
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.7%
Electronic Equipment & Instruments - 2.1%
Chi Mei Optoelectronics Corp.	1,723,920	1,930,996
China Security & Surveillance Tech, Inc. (a)	336,100	5,948,970
Chunghwa Picture Tubes LTD. (a)	5,891,000	1,684,220
Cognex Corp.	13,600	286,008
Cyntec Co. Ltd.	504,637	936,706
Motech Industries, Inc.	183,000	2,286,873
Motech Industries, Inc. GDR (a)(e)	77,787	968,448
National Instruments Corp.	13,100	423,785
Tektronix, Inc.	58,200	1,911,870
		16,377,876
Electronic Manufacturing Services - 2.3%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	662,453	5,492,006
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
Electronic Manufacturing Services - continued
Jabil Circuit, Inc.	271,300	$ 6,112,389
KEMET Corp. (a)	324,168	2,282,143
Molex, Inc.	111,200	3,151,408
Trimble Navigation Ltd. (a)	22,400	739,872
		17,777,818
Technology Distributors - 0.3%
Mellanox Technologies Ltd.	800	15,496
Wolfson Microelectronics PLC (a)	383,900	2,175,794
		2,191,290
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		36,346,984
HEALTH CARE TECHNOLOGY - 0.0%
Health Care Technology - 0.0%
Cerner Corp. (a)	2,000	105,740
HOUSEHOLD DURABLES - 0.8%
Consumer Electronics - 0.8%
Directed Electronics, Inc. (a)	90,928	686,506
Merry Electronics Co. Ltd.	194,579	687,956
Tele Atlas NV (a)(d)	161,206	4,601,429
		5,975,891
Household Appliances - 0.0%
iRobot Corp. (a)	1,400	25,032
TOTAL HOUSEHOLD DURABLES		6,000,923
INTERNET & CATALOG RETAIL - 0.0%
Catalog Retail - 0.0%
Acorn International, Inc. sponsored ADR	1,300	22,958
INTERNET SOFTWARE & SERVICES - 9.5%
Internet Software & Services - 9.5%
Equinix, Inc. (a)	35,200	3,059,232
Google, Inc. Class A (sub. vtg.) (a)	90,850	46,333,500
Liquidity Services, Inc. (a)	67,900	1,049,734
LivePerson, Inc. (a)	454,600	2,382,104
Marchex, Inc. Class B	144,260	1,944,625
Omniture, Inc. (d)	222,668	5,087,964
Openwave Systems, Inc.	378,093	1,988,769
SAVVIS, Inc. (a)	76,400	2,869,584
Switch & Data Facilities Co., Inc.	2,600	41,080
TechTarget, Inc.	3,900	52,572
Visual Sciences, Inc. (a)(d)	359,095	6,108,206
Yahoo!, Inc. (a)	142,600	3,315,450
		74,232,820
IT SERVICES - 3.3%
Data Processing & Outsourced Services - 1.1%
ExlService Holdings, Inc.	59,700	1,009,527

	Shares	Value
The Western Union Co.	244,600	$ 4,879,770
WNS Holdings Ltd. ADR	114,500	2,862,500
		8,751,797
IT Consulting & Other Services - 2.2%
Cognizant Technology Solutions Corp. Class A (a)	169,600	13,734,208
RightNow Technologies, Inc. (a)(d)	226,948	2,995,714
		16,729,922
TOTAL IT SERVICES		25,481,719
MACHINERY - 0.3%
Industrial Machinery - 0.3%
Hi-P International Ltd.	2,622,000	1,444,175
Shin Zu Shing Co. Ltd.	135,000	923,756
		2,367,931
MEDIA - 1.1%
Advertising - 1.1%
Focus Media Holding Ltd. ADR (a)(d)	207,700	8,580,087
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Real Estate Management & Development - 0.1%
Move, Inc. (a)	295,625	990,344
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 32.0%
Semiconductor Equipment - 2.3%
Applied Materials, Inc.	188,100	4,145,724
ASML Holding NV (NY Shares) (a)	185,600	5,486,336
Eagle Test Systems, Inc. (a)	106,800	1,600,932
FormFactor, Inc. (a)	61,200	2,349,468
Global Unichip Corp.	260,807	3,084,310
ICOS Vision Systems NV (a)	9,100	411,040
PDF Solutions, Inc. (a)	18,300	202,947
Rudolph Technologies, Inc. (a)	42,920	671,698
		17,952,455
Semiconductors - 29.7%
Advanced Analog Technology, Inc.	450,000	4,430,187
Advanced Micro Devices, Inc. (a)(d)	1,089,536	14,752,317
Altera Corp.	199,500	4,628,400
AMIS Holdings, Inc. (a)	288,000	2,969,280
Applied Micro Circuits Corp. (a)	1,428,800	4,172,096
Atheros Communications, Inc. (a)	259,900	7,246,012
Atmel Corp. (a)	825,500	4,449,445
AuthenTec, Inc.	154,900	1,871,192
Broadcom Corp. Class A (a)	729,422	23,932,336
Cavium Networks, Inc. (d)	148,322	3,522,648
Cypress Semiconductor Corp. (a)	273,700	6,858,922
Diodes, Inc. (a)	29,100	773,187
Global Mixed-Mode Tech, Inc.	305,900	3,333,209
Hittite Microwave Corp. (a)	99,500	4,001,890
Ikanos Communications, Inc. (a)	439,739	3,166,121
Infineon Technologies AG sponsored ADR (a)	681,000	11,147,970
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Integrated Device Technology, Inc. (a)	254,500	$ 4,140,715
Intel Corp.	1,167,200	27,569,264
Lanoptics Ltd. (a)	152,600	2,307,312
Lattice Semiconductor Corp. (a)	379,600	1,795,508
LSI Corp. (a)	385,208	2,773,498
Marvell Technology Group Ltd. (a)	2,212,000	39,816,000
Maxim Integrated Products, Inc.	306,900	9,728,730
Micrel, Inc.	67,100	694,485
Microsemi Corp. (a)	35,800	834,498
Mindspeed Technologies, Inc. (a)	2,138,253	3,891,620
Monolithic Power Systems, Inc. (a)	127,100	2,125,112
MoSys, Inc. (a)	32,100	269,961
Omnivision Technologies, Inc. (a)	95,700	1,643,169
Pericom Semiconductor Corp. (a)	37,400	399,432
PixArt Imaging, Inc.	184,000	2,355,451
PLX Technology, Inc. (a)	45,400	501,216
PMC-Sierra, Inc. (a)	466,365	3,553,701
Richtek Technology Corp.	435,850	6,250,341
Semtech Corp. (a)	185,700	3,017,625
Silicon Laboratories, Inc. (a)	78,576	2,736,802
SiRF Technology Holdings, Inc. (a)(d)	213,000	4,992,720
Spreadtrum Communications, Inc. ADR	10,700	151,940
Supertex, Inc. (a)	76,800	2,681,088
Taiwan Semiconductor Co. Ltd.	704,000	1,538,505
Taiwan Semiconductor Manufacturing Co. Ltd.	4,449	8,814
Volterra Semiconductor Corp. (a)	106,900	1,228,281
Xilinx, Inc.	144,700	3,617,500
		231,878,500
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		249,830,955
SOFTWARE - 9.1%
Application Software - 5.2%
Ansys, Inc. (a)	137,000	3,567,480
BEA Systems, Inc. (a)	203,000	2,513,140
BladeLogic, Inc.	28,600	736,450
Concur Technologies, Inc. (a)(d)	52,800	1,259,808
Global Digital Creations Holdings Ltd. (a)	884,000	375,351
Informatica Corp. (a)	191,650	2,671,601
NAVTEQ Corp. (a)	170,456	9,226,783
Salesforce.com, Inc. (a)	255,600	9,932,616
Smith Micro Software, Inc. (a)(d)	511,400	6,980,610
Ulticom, Inc. (a)	410,126	3,342,527
		40,606,366
Home Entertainment Software - 1.5%
Nintendo Co. Ltd.	21,400	10,486,000

	Shares	Value
Perfect World Co. Ltd. sponsored ADR Class B	2,400	$ 57,840
THQ, Inc. (a)	37,900	1,090,004
		11,633,844
Systems Software - 2.4%
Double-Take Software, Inc.	100	1,526
Oracle Corp. (a)	100,400	1,919,648
Red Hat, Inc. (a)	285,793	5,950,210
Sandvine Corp. (a)	979,700	5,510,640
Sandvine Corp. (U.K.) (a)	982,200	5,387,151
Sourcefire, Inc.	1,300	15,795
		18,784,970
TOTAL SOFTWARE		71,025,180
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
American Tower Corp. Class A (a)	28,400	1,183,144
Crown Castle International Corp. (a)	32,600	1,181,750
		2,364,894
TOTAL COMMON STOCKS (Cost $771,190,533)		779,568,438
Convertible Bonds - 0.2%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13 (Cost $1,270,000)	$ 1,270,000	1,320,260
Money Market Funds - 4.8%
	Shares
Fidelity Cash Central Fund, 5.38% (b)	7,735,356	7,735,356
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	29,452,386	29,452,386
TOTAL MONEY MARKET FUNDS (Cost $37,187,742)		37,187,742
TOTAL INVESTMENT PORTFOLIO - 104.9% (Cost $809,648,275)	818,076,440
NET OTHER ASSETS - (4.9)%	(37,893,093)
NET ASSETS - 100%	$ 780,183,347
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $968,448 or 0.1% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,003,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
OZ Optics Ltd. unit	8/18/00	$ 1,003,680
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 268,801
Fidelity Securities Lending Cash Central Fund	303,499
Total	$ 572,300
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.4%
Bermuda	5.1%
Taiwan	5.0%
Canada	4.0%
Cayman Islands	2.2%
Germany	2.0%
Japan	1.4%
Netherlands	1.3%
China	1.1%
Others (individually less than 1%)	3.5%
100.0%
Income Tax Information
At July 31, 2007, the fund had a capital loss carryforward of approximately $1,419,316,323 of which $919,509,540 and $499,806,783 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Technology

Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $28,529,325) - See accompanying schedule: Unaffiliated issuers (cost $772,460,533)	$ 780,888,698
Fidelity Central Funds (cost $37,187,742)	37,187,742
Total Investments (cost $809,648,275)		$ 818,076,440
Receivable for investments sold		14,553,415
Receivable for fund shares sold		1,381,856
Dividends receivable		140,340
Interest receivable		785
Distributions receivable from Fidelity Central Funds		26,150
Prepaid expenses		1,383
Other receivables		21,231
Total assets		834,201,600

Liabilities
Payable for investments purchased	$ 20,619,168
Payable for fund shares redeemed	2,948,927
Accrued management fee	377,283
Distribution fees payable	345,764
Other affiliated payables	215,945
Other payables and accrued expenses	58,780
Collateral on securities loaned, at value	29,452,386
Total liabilities		54,018,253

Net Assets		$ 780,183,347
Net Assets consist of:
Paid in capital		$ 2,195,995,249
Accumulated net investment loss		(288)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,424,241,310)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,429,696
Net Assets		$ 780,183,347

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($309,104,889 ÷ 15,039,681 shares)	$ 20.55

Maximum offering price per share (100/94.25 of $20.55)	$ 21.80
Class T: Net Asset Value and redemption price per share ($260,338,515 ÷ 12,955,587 shares)	$ 20.09

Maximum offering price per share (100/96.50 of $20.09)	$ 20.82
Class B: Net Asset Value and offering price per share ($102,654,858 ÷ 5,375,284 shares)A	$ 19.10

Class C: Net Asset Value and offering price per share ($86,974,049 ÷ 4,533,968 shares)A	$ 19.18

Institutional Class: Net Asset Value, offering price and redemption price per share ($21,111,036 ÷ 992,972 shares)	$ 21.26

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Technology Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007

Investment Income
Dividends		$ 2,010,038
Interest		17,430
Income from Fidelity Central Funds (including $303,499 from security lending)		572,300
Total income		2,599,768

Expenses
Management fee	$ 4,410,027
Transfer agent fees	2,657,408
Distribution fees	4,421,239
Accounting and security lending fees	286,014
Custodian fees and expenses	78,616
Independent trustees' compensation	2,570
Registration fees	95,509
Audit	54,386
Legal	12,987
Interest	27,912
Miscellaneous	265,473
Total expenses before reductions	12,312,141
Expense reductions	(115,917)	12,196,224
Net investment income (loss)		(9,596,456)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	101,172,062
Foreign currency transactions	(32,896)
Total net realized gain (loss)		101,139,166
Change in net unrealized appreciation (depreciation) on: Investment securities	120,840,676
Assets and liabilities in foreign currencies	980
Total change in net unrealized appreciation (depreciation)		120,841,656
Net gain (loss)		221,980,822
Net increase (decrease) in net assets resulting from operations		$ 212,384,366

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (9,596,456)	$ (11,357,485)
Net realized gain (loss)	101,139,166	133,807,053
Change in net unrealized appreciation (depreciation)	120,841,656	(146,818,598)
Net increase (decrease) in net assets resulting from operations	212,384,366	(24,369,030)
Share transactions - net increase (decrease)	(169,547,974)	(128,197,659)
Redemption fees	20,415	46,191
Total increase (decrease) in net assets	42,856,807	(152,520,498)

Net Assets
Beginning of period	737,326,540	889,847,038
End of period (including accumulated net investment loss of $288 and accumulated net investment loss of $473, respectively)	$ 780,183,347	$ 737,326,540

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.59	$ 16.16	$ 13.98	$ 13.36	$ 10.03
Income from Investment Operations
Net investment income (loss) C	(.17)	(.15)	.02 F	(.17)	(.11)
Net realized and unrealized gain (loss)	5.13	(.42)	2.24	.79	3.44
Total from investment operations	4.96	(.57)	2.26	.62	3.33
Distributions from net investment income	-	-	(.08)	-	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 20.55	$ 15.59	$ 16.16	$ 13.98	$ 13.36
Total Return A,B	31.82%	(3.53)%	16.20%	4.64%	33.20%
Ratios to Average Net Assets D,G
Expenses before reductions	1.25%	1.30%	1.37%	1.44%	1.70%
Expenses net of fee waivers, if any	1.25%	1.30%	1.37%	1.44%	1.59%
Expenses net of all reductions	1.24%	1.20%	1.26%	1.35%	1.38%
Net investment income (loss)	(.91)%	(.88)%	.12% F	(1.10)%	(1.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 309,105	$ 189,054	$ 144,970	$ 123,389	$ 123,604
Portfolio turnover rate E	208%	258%	180%	105%	140%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.87)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.28	$ 15.88	$ 13.76	$ 13.17	$ 9.91
Income from Investment Operations
Net investment income (loss) C	(.21)	(.19)	(.02) F	(.19)	(.14)
Net realized and unrealized gain (loss)	5.02	(.41)	2.21	.78	3.40
Total from investment operations	4.81	(.60)	2.19	.59	3.26
Distributions from net investment income	-	-	(.07)	-	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 20.09	$ 15.28	$ 15.88	$ 13.76	$ 13.17
Total Return A,B	31.48%	(3.78)%	15.94%	4.48%	32.90%
Ratios to Average Net Assets D,G
Expenses before reductions	1.51%	1.55%	1.60%	1.62%	1.85%
Expenses net of fee waivers, if any	1.51%	1.55%	1.60%	1.62%	1.83%
Expenses net of all reductions	1.49%	1.44%	1.48%	1.53%	1.63%
Net investment income (loss)	(1.16)%	(1.13)%	(.11)% F	(1.28)%	(1.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 260,339	$ 260,966	$ 315,930	$ 363,399	$ 367,257
Portfolio turnover rate E	208%	258%	180%	105%	140%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.59	$ 15.24	$ 13.25	$ 12.76	$ 9.64
Income from Investment Operations
Net investment income (loss) C	(.28)	(.27)	(.09) F	(.27)	(.17)
Net realized and unrealized gain (loss)	4.79	(.38)	2.12	.76	3.29
Total from investment operations	4.51	(.65)	2.03	.49	3.12
Distributions from net investment income	-	-	(.04)	-	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 19.10	$ 14.59	$ 15.24	$ 13.25	$ 12.76
Total Return A,B	30.91%	(4.27)%	15.33%	3.84%	32.37%
Ratios to Average Net Assets D,G
Expenses before reductions	2.01%	2.05%	2.13%	2.21%	2.38%
Expenses net of fee waivers, if any	2.01%	2.05%	2.13%	2.21%	2.25%
Expenses net of all reductions	2.00%	1.94%	2.02%	2.12%	2.05%
Net investment income (loss)	(1.67)%	(1.63)%	(.65)% F	(1.87)%	(1.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 102,655	$ 192,790	$ 309,020	$ 355,927	$ 391,832
Portfolio turnover rate E	208%	258%	180%	105%	140%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.64)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.66	$ 15.31	$ 13.31	$ 12.80	$ 9.67
Income from Investment Operations
Net investment income (loss) C	(.29)	(.27)	(.08) F	(.26)	(.17)
Net realized and unrealized gain (loss)	4.81	(.38)	2.12	.77	3.30
Total from investment operations	4.52	(.65)	2.04	.51	3.13
Distributions from net investment income	-	-	(.04)	-	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 19.18	$ 14.66	$ 15.31	$ 13.31	$ 12.80
Total Return A,B	30.83%	(4.25)%	15.34%	3.98%	32.37%
Ratios to Average Net Assets D,G
Expenses before reductions	2.01%	2.05%	2.10%	2.13%	2.28%
Expenses net of fee waivers, if any	2.01%	2.05%	2.10%	2.13%	2.25%
Expenses net of all reductions	1.99%	1.94%	1.99%	2.04%	2.05%
Net investment income (loss)	(1.66)%	(1.63)%	(.61)% F	(1.79)%	(1.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,974	$ 82,835	$ 108,287	$ 125,926	$ 139,654
Portfolio turnover rate E	208%	258%	180%	105%	140%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.07	$ 16.60	$ 14.32	$ 13.61	$ 10.15
Income from Investment Operations
Net investment income (loss) B	(.11)	(.09)	.09 E	(.09)	(.05)
Net realized and unrealized gain (loss)	5.30	(.44)	2.30	.80	3.51
Total from investment operations	5.19	(.53)	2.39	.71	3.46
Distributions from net investment income	-	-	(.11)	-	-
Redemption fees added to paid in capital B	- G	- G	- G	- G	- G
Net asset value, end of period	$ 21.26	$ 16.07	$ 16.60	$ 14.32	$ 13.61
Total Return A	32.30%	(3.19)%	16.73%	5.22%	34.09%
Ratios to Average Net Assets C,F
Expenses before reductions	.93%	.90%	.92%	.93%	.99%
Expenses net of fee waivers, if any	.93%	.90%	.92%	.93%	.99%
Expenses net of all reductions	.92%	.80%	.81%	.84%	.79%
Net investment income (loss)	(.59)%	(.49)%	.57% E	(.59)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,111	$ 11,681	$ 11,640	$ 10,984	$ 11,511
Portfolio turnover rate D	208%	258%	180%	105%	140%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.42)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Technology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 68,788,299
Unrealized depreciation	(65,283,562)
Net unrealized appreciation (depreciation)	3,504,737
Capital loss carryforward	(1,419,316,323)

Cost for federal income tax purposes	$ 814,571,703

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management and Research Company (FMR), are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Technology

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,608,479,872 and $1,790,613,658, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 644,282	$ 44,835
Class T	.25%	.25%	1,346,192	7,898
Class B	.75%	.25%	1,545,100	1,162,780
Class C	.75%	.25%	885,665	50,228
			$ 4,421,239	$ 1,265,741

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 30,734
Class T	26,991
Class B*	210,237
Class C*	6,377
$ 274,339

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 866,525.34
Class T	916,127.34
Class B	533,526.35
Class C	300,737.34
Institutional Class	40,493.27
	$ 2,657,408

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50,241 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,313,457	5.40%	$ 27,912

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,476 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $100,745 for the period. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced

Technology

9. Expense Reductions - continued

each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 8,049
Class B	1,907
Class C	2,925
Institutional Class	11
$ 12,892

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to each of the Funds is not anticipated to have a material impact on such Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	7,888,385	5,933,920	$ 145,922,304	$ 105,071,198
Shares redeemed	(4,978,587)	(2,775,104)	(92,460,573)	(47,788,058)
Net increase (decrease)	2,909,798	3,158,816	$ 53,461,731	$ 57,283,140
Class T
Shares sold	1,926,573	3,384,477	$ 34,966,338	$ 58,748,287
Shares redeemed	(6,053,307)	(6,198,789)	(109,073,221)	(105,287,546)
Net increase (decrease)	(4,126,734)	(2,814,312)	$ (74,106,883)	$ (46,539,259)
Class B
Shares sold	357,014	539,586	$ 6,182,320	$ 8,903,373
Shares redeemed	(8,194,716)	(7,601,103)	(140,978,328)	(125,479,671)
Net increase (decrease)	(7,837,702)	(7,061,517)	$ (134,796,008)	$ (116,576,298)
Class C
Shares sold	490,290	570,438	$ 8,483,174	$ 9,501,649
Shares redeemed	(1,608,094)	(1,991,739)	(27,833,773)	(32,610,461)
Net increase (decrease)	(1,117,804)	(1,421,301)	$ (19,350,599)	$ (23,108,812)
Institutional Class
Shares sold	640,632	258,108	$ 12,507,491	$ 4,843,216
Shares redeemed	(374,535)	(232,556)	(7,263,706)	(4,099,646)
Net increase (decrease)	266,097	25,552	$ 5,243,785	$ 743,570

Annual Report

Advisor Utilities Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	15.11%	19.29%	7.68%
Class T (incl. 3.50% sales charge)	17.48%	19.54%	7.67%
Class B (incl. contingent deferred sales charge) A	16.18%	19.62%	7.75%
Class C (incl. contingent deferred sales charge) B	20.23%	19.89%	7.57%

A Class B shares bear a 1.00% 12b-1 fee. Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Fund - Class T on July 31, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Utilities Fund

Management's Discussion of Fund Performance

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Advisor Utilities Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

For the year ending July 31, 2007, the fund's Class A, Class T, Class B and Class C shares returned 22.14%, 21.74%, 21.18% and 21.23%, respectively (excluding sales charges), compared with a gain of 15.12% for its new benchmark, the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Utilities Index, and an advance of 18.45% for a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Utilities Index, which the fund was compared with through September 2006, and the new MSCI index mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund also beat the S&P 500. For the first two months of the period, the fund outperformed the Goldman Sachs benchmark due its overweighting of integrated telecommunication services stocks, positive security selection and an overweighting in alternative carriers, and underweighting of multi-utilities stocks. Conversely, less-successful security selection in wireless telecom services and underweighting broadcasting and cable TV hurt relative returns. Four telecommunications stocks - Level 3 Communications, BellSouth, Verizon Communications and AT&T - were the top contributors during this two-month time frame. Not owning two index components that fared well - Canadian integrated telecom services provider BCE and satellite TV company DirecTV - held back our results along with underweighting another Canadian telecom stock, Telus. The fund's outperformance of its new MSCI benchmark during the last 10 months of the period resulted from strong stock selection in electric utilities, as well as positive security selection and an underweighting in multi-utilities. Detractors during this 10-month time frame included weak-performing out-of-benchmark holdings in both oil and gas storage/transport stocks and integrated telecom services. The telecom positions had been acquired prior to the fund's restructuring on October 1, 2006, when it began focusing on utilities only, at which point the telecom stocks were all sold from the portfolio. Top contributors to the fund's outperformance of the MSCI index during the last 10 months of the period included power generator and utility operator Constellation Energy Group, multi-utility Public Service Enterprise Group, electric utility Entergy and an underweighted position in electric utility Southern Company. Among the detractors were oil and gas storage/transport firm Spectra Energy - no longer held - global power infrastructure player AES and an underweighted position in power producer Mirant.

For the year ending July 31, 2007, the fund's Institutional Class shares returned 22.54%, compared with a gain of 15.12% for its new benchmark, the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Utilities Index, and an advance of 18.45% for a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Utilities Index, which the fund was compared with through September 2006, and the new MSCI index mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund also beat the S&P 500. For the first two months of the period, the fund outperformed the Goldman Sachs benchmark due its overweighting of integrated telecommunication services stocks, positive security selection and an overweighting in alternative carriers, and underweighting of multi-utilities stocks. Conversely, less-successful security selection in wireless telecom services and underweighting broadcasting and cable TV hurt relative returns. Four telecommunications stocks - Level 3 Communications, BellSouth, Verizon Communications and AT&T - were the top contributors during this two-month time frame. Not owning two index components that fared well - Canadian integrated telecom services provider BCE and satellite TV company DirecTV - held back our results, along with underweighting another Canadian telecom stock, Telus. The fund's outperformance of its new MSCI benchmark during the last 10 months of the period resulted from strong stock selection in electric utilities, as well as positive security selection and an underweighting in multi-utilities. Detractors during this 10-month time frame included weak-performing out-of-benchmark holdings in both oil and gas storage/transport stocks and integrated telecom services. The telecom positions had been acquired prior to the fund's restructuring on October 1, 2006, when it began focusing on utilities only, at which point the telecom stocks were all sold from the portfolio. Top contributors to the fund's outperformance of the MSCI index during the last 10 months of the period included power generator and utility operator Constellation Energy Group, multi-utility Public Service Enterprise Group, electric utility Entergy and an underweighted position in electric utility Southern Company. Among the detractors were oil and gas storage/transport firm Spectra Energy - no longer held - global power infrastructure player AES and an underweighted position in power producer Mirant.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Utilities Index, which returned 3.55% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Utilities Index, which returned 14.39% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 18.45%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Utilities Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,071.80	$ 6.22
HypotheticalA	$ 1,000.00	$ 1,018.79	$ 6.06
Class T
Actual	$ 1,000.00	$ 1,070.80	$ 7.44
HypotheticalA	$ 1,000.00	$ 1,017.60	$ 7.25
Class B
Actual	$ 1,000.00	$ 1,068.10	$ 9.90
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.64
Class C
Actual	$ 1,000.00	$ 1,068.10	$ 9.95
HypotheticalA	$ 1,000.00	$ 1,015.17	$ 9.69
Institutional Class
Actual	$ 1,000.00	$ 1,073.80	$ 4.63
HypotheticalA	$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.21%
Class T	1.45%
Class B	1.93%
Class C	1.94%
Institutional Class	.90%

Annual Report

Advisor Utilities Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
TXU Corp.	9.5	4.5
Exelon Corp.	8.1	5.3
Constellation Energy Group, Inc.	5.8	6.4
AES Corp.	5.4	5.3
Public Service Enterprise Group, Inc.	5.3	5.0
Dominion Resources, Inc.	5.2	0.0
PPL Corp.	5.2	2.9
Entergy Corp.	5.0	6.1
Southern Co.	4.3	0.0
Sempra Energy	4.1	5.2
	57.9
Top Industries (% of fund's net assets)
As of July 31, 2007
Electric Utilities	42.4%
Multi-utilities	26.6%
Independent Power Producers & Energy Traders	26.0%
Gas Utilities	4.3%
Water Utilities	0.6%
All Others*	0.1%

As of January 31, 2007
Electric Utilities	45.7%
Multi-utilities	24.2%
Independent Power Producers & Energy Traders	19.1%
Gas Utilities	4.0%
Oil, Gas & Consumable Fuels	3.9%
All Others*	3.1%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Utilities Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
ELECTRIC UTILITIES - 42.4%
Electric Utilities - 42.4%
Allegheny Energy, Inc. (a)	80,100	$ 4,183,623
American Electric Power Co., Inc.	174,600	7,593,354
Cleco Corp.	27,400	650,750
DPL, Inc.	50,500	1,342,290
Duke Energy Corp.	193,400	3,293,602
Edison International	59,600	3,152,244
Entergy Corp.	129,400	12,934,824
Exelon Corp.	295,900	20,757,385
FirstEnergy Corp.	134,800	8,189,100
FPL Group, Inc.	168,700	9,739,051
Great Plains Energy, Inc.	37,300	1,035,448
ITC Holdings Corp.	45,800	1,925,890
Northeast Utilities	70,100	1,916,534
Pepco Holdings, Inc.	103,900	2,812,573
PPL Corp.	282,200	13,302,908
Reliant Energy, Inc. (a)	135,600	3,482,208
Sierra Pacific Resources	106,500	1,692,285
Southern Co.	330,600	11,121,384
		109,125,453
GAS UTILITIES - 4.3%
Gas Utilities - 4.3%
Equitable Resources, Inc.	62,000	2,920,820
ONEOK, Inc.	51,000	2,588,250
Questar Corp.	83,400	4,294,266
Southern Union Co.	45,200	1,395,776
		11,199,112
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 26.0%
Independent Power Producers & Energy Traders - 26.0%
AES Corp. (a)	710,200	13,955,430
Constellation Energy Group, Inc.	177,400	14,866,120
Dynegy, Inc. Class A (a)	175,400	1,562,814
Mirant Corp. (a)	121,500	4,596,345
NRG Energy, Inc. (a)	191,800	7,393,890
TXU Corp.	376,300	24,553,575
		66,928,174
MULTI-UTILITIES - 26.6%
Multi-Utilities - 26.6%
Alliant Energy Corp.	72,200	2,667,790
Ameren Corp.	109,000	5,229,820
CenterPoint Energy, Inc. (d)	162,500	2,678,000

	Shares	Value
CMS Energy Corp.	185,590	$ 2,999,134
Dominion Resources, Inc.	158,300	13,332,026
DTE Energy Co. (d)	31,900	1,479,522
Integrys Energy Group, Inc.	32,100	1,588,629
MDU Resources Group, Inc.	74,400	2,028,144
NiSource, Inc.	123,600	2,357,052
PG&E Corp. (d)	156,900	6,716,889
Public Service Enterprise Group, Inc.	157,300	13,551,395
Puget Energy, Inc.	32,900	761,635
Sempra Energy	202,100	10,654,712
Wisconsin Energy Corp.	55,600	2,386,908
		68,431,656
WATER UTILITIES - 0.6%
Water Utilities - 0.6%
Aqua America, Inc. (d)	68,200	1,492,216
TOTAL COMMON STOCKS (Cost $235,462,313)		257,176,611
Money Market Funds - 3.0%

Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c) (Cost $7,689,350)	7,689,350	7,689,350
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $243,151,663)		264,865,961
NET OTHER ASSETS - (2.9)%		(7,472,956)
NET ASSETS - 100%		$ 257,393,005
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 206,614
Fidelity Securities Lending Cash Central Fund	55,343
Total	$ 261,957
Income Tax Information
At July 31, 2007, the fund had a capital loss carryforward of approximately $248,189,753 of which $93,777,221 and $154,412,532 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Utilities

Advisor Utilities Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $7,449,338) - See accompanying schedule: Unaffiliated issuers (cost $235,462,313)	$ 257,176,611
Fidelity Central Funds (cost $7,689,350)	7,689,350
Total Investments (cost $243,151,663)		$ 264,865,961
Receivable for investments sold		13,511,415
Receivable for fund shares sold		430,230
Dividends receivable		158,727
Distributions receivable from Fidelity Central Funds		5,110
Prepaid expenses		352
Other receivables		1,862
Total assets		278,973,657

Liabilities
Payable to custodian bank	$ 408,424
Payable for investments purchased	12,080,232
Payable for fund shares redeemed	1,025,938
Accrued management fee	130,505
Distribution fees payable	128,484
Other affiliated payables	80,730
Other payables and accrued expenses	36,989
Collateral on securities loaned, at value	7,689,350
Total liabilities		21,580,652

Net Assets		$ 257,393,005
Net Assets consist of:
Paid in capital		$ 482,813,379
Undistributed net investment income		1,153,544
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(248,288,216)
Net unrealized appreciation (depreciation) on investments		21,714,298
Net Assets		$ 257,393,005

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($94,841,510 ÷ 4,572,868 shares)	$ 20.74

Maximum offering price per share (100/94.25 of $20.74)	$ 22.01
Class T: Net Asset Value and redemption price per share ($62,592,436 ÷ 3,022,032 shares)	$ 20.71

Maximum offering price per share (100/96.50 of $20.71)	$ 21.46
Class B: Net Asset Value and offering price per share ($43,845,419 ÷ 2,149,260 shares)A	$ 20.40

Class C: Net Asset Value and offering price per share ($43,291,587 ÷ 2,124,374 shares)A	$ 20.38

Institutional Class: Net Asset Value, offering price and redemption price per share ($12,822,053 ÷ 611,932 shares)	$ 20.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Utilities Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends		$ 5,515,889
Interest		53
Income from Fidelity Central Funds		261,957
Total income		5,777,899

Expenses
Management fee	$ 1,409,020
Transfer agent fees	825,887
Distribution fees	1,514,377
Accounting and security lending fees	103,110
Custodian fees and expenses	8,603
Independent trustees' compensation	787
Registration fees	78,067
Audit	47,726
Legal	3,460
Interest	6,154
Miscellaneous	69,807
Total expenses before reductions	4,066,998
Expense reductions	(4,899)	4,062,099
Net investment income (loss)		1,715,800
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,239,668
Foreign currency transactions	3,147
Total net realized gain (loss)		44,242,815
Change in net unrealized appreciation (depreciation) on investment securities		(2,387,149)
Net gain (loss)		41,855,666
Net increase (decrease) in net assets resulting from operations		$ 43,571,466

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,715,800	$ 1,994,007
Net realized gain (loss)	44,242,815	26,815,933
Change in net unrealized appreciation (depreciation)	(2,387,149)	(2,675,823)
Net increase (decrease) in net assets resulting from operations	43,571,466	26,134,117
Distributions to shareholders from net investment income	(1,795,359)	(1,886,398)
Share transactions - net increase (decrease)	17,609,310	(30,269,037)
Redemption fees	19,962	5,377
Total increase (decrease) in net assets	59,405,379	(6,015,941)

Net Assets
Beginning of period	197,987,626	204,003,567
End of period (including undistributed net investment income of $1,153,544 and undistributed net investment income of $1,237,487, respectively)	$ 257,393,005	$ 197,987,626

See accompanying notes which are an integral part of the financial statements.

Utilities

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.20	$ 15.17	$ 12.09	$ 10.37	$ 8.74
Income from Investment Operations
Net investment income (loss) C	.21	.24	.28 F	.10	.13
Net realized and unrealized gain (loss)	3.56	2.06	3.01	1.72	1.69
Total from investment operations	3.77	2.30	3.29	1.82	1.82
Distributions from net investment income	(.23)	(.27)	(.21)	(.10)	(.19)
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 20.74	$ 17.20	$ 15.17	$ 12.09	$ 10.37
Total Return A,B	22.14%	15.38%	27.48%	17.67%	21.22%
Ratios to Average Net Assets D,G
Expenses before reductions	1.27%	1.34%	1.39%	1.51%	1.67%
Expenses net of fee waivers, if any	1.27%	1.34%	1.39%	1.50%	1.58%
Expenses net of all reductions	1.26%	1.32%	1.36%	1.45%	1.47%
Net investment income (loss)	1.04%	1.51%	2.03% F	.87%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 94,842	$ 40,599	$ 29,150	$ 21,987	$ 21,761
Portfolio turnover rate E	118%	64%	44%	38%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.39%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.18	$ 15.10	$ 12.04	$ 10.33	$ 8.68
Income from Investment Operations
Net investment income (loss) C	.15	.19	.24 F	.07	.11
Net realized and unrealized gain (loss)	3.56	2.08	2.99	1.72	1.68
Total from investment operations	3.71	2.27	3.23	1.79	1.79
Distributions from net investment income	(.18)	(.19)	(.17)	(.08)	(.14)
Redemption fees added to paid in capital C	- H	- H	- H	-H	- H
Net asset value, end of period	$ 20.71	$ 17.18	$ 15.10	$ 12.04	$ 10.33
Total Return A,B	21.74%	15.20%	27.03%	17.42%	20.91%
Ratios to Average Net Assets D,G
Expenses before reductions	1.54%	1.60%	1.67%	1.79%	1.94%
Expenses net of fee waivers, if any	1.54%	1.60%	1.67%	1.75%	1.83%
Expenses net of all reductions	1.54%	1.58%	1.64%	1.70%	1.72%
Net investment income (loss)	.76%	1.25%	1.76% F	.62%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,592	$ 52,128	$ 55,683	$ 53,255	$ 55,510
Portfolio turnover rate E	118%	64%	44%	38%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.90	$ 14.83	$ 11.82	$ 10.15	$ 8.49
Income from Investment Operations
Net investment income (loss) C	.05	.12	.17 F	.01	.07
Net realized and unrealized gain (loss)	3.52	2.03	2.95	1.69	1.65
Total from investment operations	3.57	2.15	3.12	1.70	1.72
Distributions from net investment income	(.07)	(.08)	(.11)	(.03)	(.06)
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 20.40	$ 16.90	$ 14.83	$ 11.82	$ 10.15
Total Return A,B	21.18%	14.57%	26.51%	16.79%	20.37%
Ratios to Average Net Assets D,G
Expenses before reductions	2.04%	2.09%	2.14%	2.25%	2.32%
Expenses net of fee waivers, if any	2.04%	2.09%	2.14%	2.25%	2.25%
Expenses net of all reductions	2.03%	2.06%	2.11%	2.20%	2.13%
Net investment income (loss)	.27%	.76%	1.28% F	.12%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,845	$ 65,959	$ 82,577	$ 84,742	$ 87,868
Portfolio turnover rate E	118%	64%	44%	38%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.91	$ 14.84	$ 11.84	$ 10.16	$ 8.50
Income from Investment Operations
Net investment income (loss) C	.06	.13	.18 F	.02	.07
Net realized and unrealized gain (loss)	3.51	2.04	2.94	1.70	1.65
Total from investment operations	3.57	2.17	3.12	1.72	1.72
Distributions from net investment income	(.10)	(.10)	(.12)	(.04)	(.06)
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 20.38	$ 16.91	$ 14.84	$ 11.84	$ 10.16
Total Return A,B	21.23%	14.72%	26.48%	16.98%	20.35%
Ratios to Average Net Assets D,G
Expenses before reductions	1.99%	2.02%	2.07%	2.17%	2.23%
Expenses net of fee waivers, if any	1.99%	2.02%	2.07%	2.17%	2.23%
Expenses net of all reductions	1.99%	2.00%	2.04%	2.12%	2.12%
Net investment income (loss)	.32%	.83%	1.36% F	.21%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,292	$ 32,823	$ 34,827	$ 35,038	$ 37,530
Portfolio turnover rate E	118%	64%	44%	38%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividends, the ratio of net investment income (loss) to average net assets would have been .72%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Utilities

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.38	$ 15.31	$ 12.20	$ 10.47	$ 8.86
Income from Investment Operations
Net investment income (loss) B	.29	.30	.33 E	.15	.18
Net realized and unrealized gain (loss)	3.58	2.10	3.03	1.73	1.71
Total from investment operations	3.87	2.40	3.36	1.88	1.89
Distributions from net investment income	(.30)	(.33)	(.25)	(.15)	(.28)
Redemption fees added to paid in capital B	- G	- G	- G	- G	- G
Net asset value, end of period	$ 20.95	$ 17.38	$ 15.31	$ 12.20	$ 10.47
Total Return A	22.54%	15.95%	27.88%	18.14%	21.94%
Ratios to Average Net Assets C,F
Expenses before reductions	.92%	.94%	.99%	1.09%	1.06%
Expenses net of fee waivers, if any	.92%	.94%	.99%	1.09%	1.06%
Expenses net of all reductions	.92%	.92%	.96%	1.04%	.94%
Net investment income (loss)	1.39%	1.91%	2.44% E	1.29%	1.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,822	$ 6,479	$ 1,766	$ 2,254	$ 2,891
Portfolio turnover rate D	118%	64%	44%	38%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.80%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Utilities Fund (the Fund) (formerly Fidelity Advisor Telecommunications & Utilities Growth Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 27,851,494
Unrealized depreciation	(6,238,807)
Net unrealized appreciation (depreciation)	21,612,687
Undistributed ordinary income	1,156,741
Capital loss carryforward	(248,189,753)

Cost for federal income tax purposes	$ 243,253,274

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006

Ordinary Income	$ 1,795,359	$ 1,886,398

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management and Research Company (FMR), are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Utilities

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $315,034,135 and $291,003,084, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 181,993	$ 6,767
Class T	.25%	.25%	315,786	3,058
Class B	.75%	.25%	595,186	449,574
Class C	.75%	.25%	421,412	61,839
			$ 1,514,377	$ 521,238

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 84,821
Class T	22,450
Class B*	59,315
Class C*	8,988
$ 175,574

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 238,880.33
Class T	222,763.35
Class B	206,830.35
Class C	126,421.30
Institutional Class	30,993.23
	$ 825,887

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $394 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,871,571	5.41%	$ 5,125

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $420 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $55,343.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,241,000. The weighted average interest rate was 5.51%. The interest expense amounted to $1,029 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Utilities

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $942 for the period. In addition, through arrangements with the Fund's each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 194

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net investment income
Class A	$ 644,012	$ 515,686
Class T	560,438	679,149
Class B	253,871	428,719
Class C	209,022	227,882
Institutional Class	128,016	34,962
Total	$ 1,795,359	$ 1,886,398

Annual Report

Notes to Financial Statements - continued

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	3,629,587	1,157,742	$ 74,211,808	$ 18,299,828
Reinvestment of distributions	31,700	29,809	573,106	453,431
Shares redeemed	(1,448,205)	(749,911)	(30,175,903)	(11,656,126)
Net increase (decrease)	2,213,082	437,640	$ 44,609,011	$ 7,097,133
Class T
Shares sold	1,035,618	427,549	$ 20,689,420	$ 6,679,626
Reinvestment of distributions	29,413	41,716	530,959	634,275
Shares redeemed	(1,078,012)	(1,121,239)	(22,011,808)	(17,325,224)
Net increase (decrease)	(12,981)	(651,974)	$ (791,429)	$ (10,011,323)
Class B
Shares sold	496,053	164,555	$ 9,866,415	$ 2,522,243
Reinvestment of distributions	12,604	24,747	221,292	371,052
Shares redeemed	(2,262,406)	(1,855,539)	(44,828,420)	(28,512,346)
Net increase (decrease)	(1,753,749)	(1,666,237)	$ (34,740,713)	$ (25,619,051)
Class C
Shares sold	1,008,161	246,869	$ 20,364,886	$ 3,819,729
Reinvestment of distributions	8,956	11,397	157,448	170,983
Shares redeemed	(834,201)	(663,040)	(16,902,583)	(10,076,221)
Net increase (decrease)	182,916	(404,774)	$ 3,619,751	$ (6,085,509)
Institutional Class
Shares sold	1,116,023	292,241	$ 24,167,100	$ 4,893,596
Reinvestment of distributions	2,016	1,223	36,805	18,745
Shares redeemed	(878,823)	(36,084)	(19,291,215)	(562,628)
Net increase (decrease)	239,216	257,380	$ 4,912,690	$ 4,349,713

Utilities

Report of Independent Registered Public Accounting Firm

To the Trustees of Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund (formerly Developing Communications), Fidelity Advisor Consumer Discretionary Fund (formerly Consumer Industries), Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund (formerly Natural Resources), Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund (formerly Cyclical Industries), Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (formerly Telecommunications & Utilities Growth)

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund (formerly Developing Communications), Fidelity Advisor Consumer Discretionary Fund (formerly Consumer Industries), Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund (formerly Natural Resources), Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund (formerly Cyclical Industries), Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (formerly Telecommunications & Utilities Growth) (collectively, the "Funds"), including the schedules of investments, as of July 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund (formerly Developing Communications), Fidelity Advisor Consumer Discretionary Fund (formerly Consumer Industries), Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund (formerly Natural Resources), Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund (formerly Cyclical Industries), Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (formerly Telecommunications & Utilities Growth) as of July 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998 or 2000

Secretary of Advisor Biotechnology (2000), Advisor Communications Equipment (2000), Advisor Consumer Discretionary (1998), Advisor Electronics (2000), Advisor Energy (1998), Advisor Financial Services (1998), Advisor Health Care (1998), Advisor Industrials (1998), Advisor Technology (1998), and Advisor Utilities (1998). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Biotechnology Fund
Class A	09/17/07	09/14/07	$0.000	$0.360
Class T	09/17/07	09/14/07	$0.000	$0.360
Class B	09/17/07	09/14/07	$0.000	$0.360
Class C	09/17/07	09/14/07	$0.000	$0.360
Fidelity Advisor Communications Equipment Fund
Class A	09/17/07	09/14/07	$0.000	$0.135
Class T	09/17/07	09/14/07	$0.000	$0.135
Class B	09/17/07	09/14/07	$0.000	$0.135
Class C	09/17/07	09/14/07	$0.000	$0.135
Fidelity Consumer Discretionary Fund
Class A	09/17/07	09/14/07	$0.000	$1.319
Class T	09/17/07	09/14/07	$0.000	$1.300
Class B	09/17/07	09/14/07	$0.000	$1.238
Class C	09/17/07	09/14/07	$0.000	$1.249
Fidelity Advisor Energy Fund
Class A	09/10/07	09/07/07	$0.000	$1.898
Class T	09/10/07	09/07/07	$0.000	$1.778
Class B	09/10/07	09/07/07	$0.000	$1.740
Class C	09/10/07	09/07/07	$0.000	$1.740
Fidelity Advisor Financial Services Fund
Class A	09/17/07	09/14/07	$0.143	$1.230
Class T	09/17/07	09/14/07	$0.096	$1.230
Class B	09/17/07	09/14/07	$0.000	$1.205
Class C	09/17/07	09/14/07	$0.031	$1.230
Fidelity Advisor Health Care Fund
Class A	09/10/07	09/07/07	$0.000	$1.556
Class T	09/10/07	09/07/07	$0.000	$1.508
Class B	09/10/07	09/07/07	$0.000	$1.412
Class C	09/10/07	09/07/07	$0.000	$1.443
Fidelity Advisor Industrials Fund
Class A	09/17/07	09/14/07	$0.000	$1.822
Class T	09/17/07	09/14/07	$0.000	$1.783
Class B	09/17/07	09/14/07	$0.000	$1.711
Class C	09/17/07	09/14/07	$0.000	$1.727
Fidelity Advisor Utilities Fund
Class A	09/17/07	09/14/07	$0.153	$0.000
Class T	09/17/07	09/14/07	$0.106	$0.000
Class B	09/17/07	09/14/07	$0.000	$0.000
Class C	09/17/07	09/14/07	$0.048	$0.000

Annual Report

Distributions - continued

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2007, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Biotechnology Fund	$2,585,750
Fidelity Advisor Communications Equipment Fund	$145,205
Fidelity Advisor Consumer Discretionary Fund	$3,931,159
Fidelity Advisor Energy Fund	$59,721,177
Fidelity Advisor Financial Services Fund	$44,655,094
Fidelity Advisor Health Care Fund	$62,659,668
Fidelity Advisor Industrials Fund	$19,549,423

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	September 2006	December 2006
Fidelity Advisor Consumer Discretionary Fund
Class A	-%	32%
Class T	-%	34%
Class B	-%	37%
Class C	-%	37%
Fidelity Advisor Energy Fund
Class A	8%	-%
Class T	8%	-%
Class B	9%	-%
Class C	9%	-%
Fidelity Advisor Financial Services Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Fidelity Advisor Health Care Fund
Class A	46%	67%
Class T	60%	67%
Class B	100%	100%
Class C	90%	67%
Fidelity Advisor Industrials Fund
Class A	27%	100%
Class T	30%	100%
Class B	38%	100%
Class C	32%	100%
Fidelity Advisor Utilities Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

Annual Report

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2006	December 2006
Fidelity Advisor Consumer Discretionary Fund
Class A	-%	33%
Class T	-%	35%
Class B	-%	38%
Class C	-%	38%
Fidelity Advisor Energy Fund
Class A	11%	-%
Class T	11%	-%
Class B	12%	-%
Class C	12%	-%
Fidelity Advisor Financial Services Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%
Fidelity Advisor Health Care Fund
Class A	48%	69%
Class T	63%	69%
Class B	100%	100%
Class C	94%	69%
Fidelity Advisor Industrials Fund
Class A	32%	100%
Class T	37%	100%
Class B	46%	100%
Class C	38%	100%
Fidelity Advisor Utilities Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

The funds will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on September 28, 2006 and September 30, 2006. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A, C
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	2,206,930,035.62	96.925
Withheld	70,013,151.28	3.075
TOTAL	2,276,943,186.90	100.000
Albert R. Gamper, Jr.
Affirmative	2,206,929,647.55	96.925
Withheld	70,013,539.35	3.075
TOTAL	2,276,943,186.90	100.000
Robert M. Gates
Affirmative	2,205,212,761.55	96.850
Withheld	71,730,425.35	3.150
TOTAL	2,276,943,186.90	100.000
George H. Heilmeier
Affirmative	2,204,247,730.70	96.807
Withheld	72,695,456.20	3.193
TOTAL	2,276,943,186.90	100.000
Edward C. Johnson 3d
Affirmative	2,203,739,123.67	96.785
Withheld	73,204,063.23	3.215
TOTAL	2,276,943,186.90	100.000
Stephen P. Jonas
Affirmative	2,207,154,045.47	96.935
Withheld	69,789,141.43	3.065
TOTAL	2,276,943,186.90	100.000
James H. KeyesB
Affirmative	2,205,258,024.08	96.852
Withheld	71,685,162.82	3.148
TOTAL	2,276,943,186.90	100.000
Marie L. Knowles
Affirmative	2,205,892,060.16	96.880
Withheld	71,051,126.74	3.120
TOTAL	2,276,943,186.90	100.000
Ned C. Lautenbach
Affirmative	2,205,297,807.97	96.853
Withheld	71,645,378.93	3.147
TOTAL	2,276,943,186.90	100.000
William O. McCoy
Affirmative	2,204,396,505.93	96.814
Withheld	72,546,680.97	3.186
TOTAL	2,276,943,186.90	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	2,206,981,118.77	96.927
Withheld	69,962,068.13	3.073
TOTAL	2,276,943,186.90	100.000
Cornelia M. Small
Affirmative	2,206,379,820.44	96.901
Withheld	70,563,366.46	3.099
TOTAL	2,276,943,186.90	100.000
William S. Stavropoulos
Affirmative	2,205,403,278.90	96.858
Withheld	71,539,908.00	3.142
TOTAL	2,276,943,186.90	100.000
Kenneth L. Wolfe
Affirmative	2,205,707,840.10	96.871
Withheld	71,235,346.80	3.129
TOTAL	2,276,943,186.90	100.000
PROPOSAL 2A
To modify the fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments) of Fidelity Advisor Consumer Discretionary Fund.D
	# of Votes	% of Votes
Affirmative	25,052,022.13	70.939
Against	1,507,700.50	4.269
Abstain	2,181,277.38	6.177
Broker Non-Votes	6,573,990.16	18.615
TOTAL	35,314,990.17	100.000
PROPOSAL 2B
To modify the fundamental concentration policy of Fidelity Advisor Consumer Discretionary Fund.D
	# of Votes	% of Votes
Affirmative	24,468,395.75	69.286
Against	1,941,580.95	5.498
Abstain	2,331,023.31	6.601
Broker Non-Votes	6,573,990.16	18.615
TOTAL	35,314,990.17	100.000
PROPOSAL 3A
To modify the fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments) of Fidelity Advisor Industrials Fund.C
	# of Votes	% of Votes
Affirmative	103,262,001.88	67.400
Against	4,354,979.52	2.842
Abstain	6,913,004.08	4.513
Broker Non-Votes	38,678,502.70	25.246
TOTAL	153,208,488.18	100.000
PROPOSAL 3B
To modify the fundamental concentration policy of Fidelity Advisor Industrials Fund.C
	# of Votes	% of Votes
Affirmative	103,063,141.29	67.270
Against	4,478,980.28	2.923
Abstain	6,987,863.91	4.561
Broker Non-Votes	38,678,502.70	25.246
TOTAL	153,208,488.18	100.000
PROPOSAL 4A
To modify the fundamental concentration policy of Fidelity Advisor Utilities Fund.D
	# of Votes	% of Votes
Affirmative	78,803,170.56	70.172
Against	3,577,908.42	3.186
Abstain	6.541,369.10	5.825
Broker Non-Votes	23,378,154.01	20.817
TOTAL	112,300,602.09	100.000
PROPOSAL 5A
To modify the fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments) of Fidelity Advisor Communications Equipment Fund.D
	# of Votes	% of Votes
Affirmative	5,159,022.72	69.946
Against	285,575.04	3.872
Abstain	443,398.62	6.011
Broker Non-Votes	1,487,692.54	20.170
TOTAL	7,375,688.92	100.000
PROPOSAL 5B
To modify the fundamental concentration policy of Fidelity Advisor Communications Equipment Fund.D
	# of Votes	% of Votes
Affirmative	5,159,987.88	69.959
Against	295,440.44	4.006
Abstain	432,568.06	5.864
Broker Non-Votes	1,487,692.54	20.170
TOTAL	7,375,688.92	100.000
PROPOSAL 6A
To modify the fundamental investment objective of Fidelity Advisor Energy Fund.D
	# of Votes	% of Votes
Affirmative	335,212,227.18	68.272
Against	23,151,143.88	4.716
Abstain	28,129,279.36	5.728
Broker Non-Votes	104,499,231.10	21.283
TOTAL	490,991,881.52	100.000
PROPOSAL 6B
To modify the fundamental investment policy of Fidelity Advisor Energy Fund.D
	# of Votes	% of Votes
Affirmative	338,904,300.69	69.024
Against	21,528,314.89	4.385
Abstain	26,060,034.84	5.307
Broker Non-Votes	104,499,231.10	21.283
TOTAL	490,991,881.52	100.000
PROPOSAL 6C
To modify the fundamental concentration policy of Fidelity Advisor Energy Fund.D
	# of Votes	% of Votes
Affirmative	334,458,778.33	68.119
Against	22,220,293.16	4.526
Abstain	29,813,578.93	6.072
Broker Non-Votes	104,499,231.10	21.283
TOTAL	490,991,881.52	100.000

A Denotes trust-wide proposal and voting results.

B Effective on or about January 1, 2007.

C The special meeting of shareholders reconvened on September 30, 2006 with respect to this proposal.

D The special meeting of shareholders reconvened on September 28, 2006 with respect to this proposal.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Focus Funds

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of the management fee and total expenses of each fund; (ii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to each fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare any of the funds' performance. The Board also noted that in 2006 FMR implemented changes to the sector fund product line, which included changes to the funds' indices.

For each of Advisor Biotechnology and Advisor Communications Equipment, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

For each of Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology and Advisor Utilities, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Advisor Biotechnology

The Board stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Communications Equipment

The Board stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

Advisor Consumer Discretionary

The Board stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Electronics

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Energy

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Financial Services

The Board stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

Advisor Health Care

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Industrials

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Technology

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Utilities

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how each fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 10% would mean that 90% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Biotechnology

Advisor Communications Equipment

Annual Report

Advisor Consumer Discretionary

Advisor Electronics

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Energy

Advisor Financial Services

Annual Report

Advisor Health Care

Advisor Industrials

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Technology

Advisor Utilities

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the total expenses of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Biotechnology ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006.

Annual Report

The Board noted that the total expenses of each of Class A, Class B and Class C of Advisor Communications Equipment ranked below its competitive median for 2006, the total expenses of Institutional Class ranked equal to its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006.

The Board noted that the total expenses of each of Class A, Class B and Class C of Advisor Consumer Discretionary ranked below its competitive median for 2006, the total expenses of Institutional Class ranked equal to its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006.

The Board noted that the total expenses of each of Class A, Class B and Class C of Advisor Electronics ranked below its competitive median for 2006, the total expenses of Institutional Class ranked equal to its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006.

The Board noted that the total expenses of each class of Advisor Energy ranked below its competitive median for 2006.

The Board noted that the total expenses of each class of Advisor Financial Services ranked below its competitive median for 2006.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Health Care ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006.

The Board noted that the total expenses of each class of Advisor Industrials ranked below its competitive median for 2006.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Technology ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Utilities ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of each fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in each fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of each fund's management contract, the Board approved amendments to each fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. (dagger)

Boston, MA

State Street Bank and Trust (dagger)(dagger)

Quincy, MA

* Custodian for Fidelity Advisor Energy Fund only.

(dagger)(dagger) Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor
Communications Equipment Fund, and Fidelity Advisor Electronics Fund only.

AFOC-UANNPRO-0907
1.789241.103

Fidelity Advisor

Focus Funds®

Institutional Class

Biotechnology

Communications Equipment (formerly Developing Communications)

Consumer Discretionary (formerly Consumer Industries)

Electronics

Energy (formerly Natural Resources)

Financial Services

Health Care

Industrials (formerly Cyclical Industries)

Technology

Utilities (formerly Telecommunications
& Utilities Growth)

Annual Report

July 31, 2007(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Notes to Shareholders	<Click Here>
Biotechnology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Communications Equipment	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Consumer Discretionary	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Electronics	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Energy	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Financial Services	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Health Care	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Industrials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Technology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Utilities	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Notes to Shareholders:

Effective October 1, 2006, Fidelity restructured the Advisor Focus Funds product line. The restructuring aligned the funds' investment goals more closely with standard industry classifications and facilitated adoption of more-specific benchmark indexes to evaluate fund performance. As restructured, the funds generally align under seven sectors in the widely recognized Global Industry Classification Standard (GICS), developed by Standard & Poor's® (S&P®) and Morgan Stanley Capital InternationalSM (MSCI®): Consumer Discretionary, Energy, Financials, Health Care, Industrials, Information Technology and Utilities. Changes to the funds ranged from simply adopting a new supplemental benchmark to, in some cases, changing investment policies and fund names.

For Advisor Communications Equipment Fund (formerly Advisor Developing Communications Fund), Advisor Consumer Discretionary Fund (formerly Advisor Consumer Industries Fund), Advisor Energy Fund (formerly Advisor Natural Resources Fund), Advisor Industrials Fund (formerly Advisor Cyclical Industries Fund), and Advisor Utilities Fund (formerly Advisor Telecommunications & Utilities Growth Fund), shareholders approved certain fundamental investment policy changes related to the restructuring at a special meeting of shareholders held in September 2006. All the funds adopted new benchmark indexes from MSCI. Taken together, the name, policy and benchmark changes will make it easier for investors to distinguish funds in the product line and to evaluate Fidelity Management & Research Company's skill in managing the funds.

Changes for each fund are described in detail below.

Advisor Biotechnology Fund

The fund is now benchmarked to the MSCI US Investable Market Biotechnology Index.

Advisor Communications Equipment Fund (formerly Advisor Developing Communications Fund)

Shareholders approved modifying the fund's policies so that it invests primarily in companies engaged in the development, manufacture or sale of communications equipment, rather than communications services companies. The fund is now benchmarked to the MSCI US Investable Market Communications Equipment Index.

Advisor Consumer Discretionary Fund (formerly Advisor Consumer Industries Fund)

Shareholders approved narrowing the fund's policies to focus on companies engaged in the manufacture and distribution of consumer discretionary products and services. Consumer discretionary companies are a subset of the broader consumer industries sector, which is generally made up of consumer discretionary and consumer staples companies. The fund is now benchmarked to the MSCI US Investable Market Consumer Discretionary Index.

Advisor Electronics Fund

The fund is now benchmarked to the MSCI US Investable Market Semiconductors & Semiconductor Equipment Index.

Advisor Energy Fund (formerly Advisor Natural Resources Fund)

Shareholders approved narrowing the fund's policies to focus on energy and to exclude industrial or agricultural materials and unfinished goods. Energy companies are a subset of the broader natural resources sector, which is generally made up of energy and materials companies. The fund is now benchmarked to the MSCI US Investable Market Energy Index.

Advisor Financial Services Fund

The fund is now benchmarked to the MSCI US Investable Market Financials Index.

Advisor Health Care Fund

The fund is now benchmarked to the MSCI US Investable Market Health Care Index.

Advisor Industrials Fund (formerly Advisor Cyclical Industries Fund)

Shareholders approved narrowing the fund's policies to invest primarily in companies engaged in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. The industrials and materials industries are considered subsets of the cyclical industries sector. The fund is now benchmarked to the MSCI US Investable Market Industrials Index.

Advisor Technology Fund

The fund is now benchmarked to the MSCI US Investable Market Information Technology Index.

Advisor Utilities Fund (formerly Advisor Telecommunications & Utilities Growth Fund)

Shareholders approved narrowing the fund's policies to focus on utilities and to exclude telecommunications. The fund is now benchmarked to the MSCI US Investable Market Utilities Index, generally emphasizing power and gas utilities and not telephone companies and telecommunications utilities.

Annual Report

Advisor Biotechnology Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Life of fundA
Institutional Class	6.66%	10.87%	-4.52%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Biotechnology Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Advisor Biotechnology Fund

Management's Discussion of Fund Performance

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Advisor Biotechnology Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

During the past year, the fund's Class A, Class T, Class B and Class C shares advanced 6.17%, 5.96%, 5.52% and 5.52%, respectively (excluding sales charges), handily beating the 1.00% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Biotechnology Index and also topping the 2.06% return of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Health Care Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months 1. During the same 12-month period, the fund trailed the S&P 500. The fund lagged the Goldman Sachs index during the first two months of the period. A substantial overweighting in biotechnology - together with unrewarding stock selection in that group - accounted for much of the shortfall. An underweighting and lackluster picks in pharmaceuticals were detrimental as well. Offsetting some of the negative impact was our underweighting in the weak-performing health care equipment group. Among individual holdings, biotech stock Celgene detracted from performance, as investors worried - unnecessarily, as it turned out - about a potential slowdown in the sales of Revlimid, the company's recently approved treatment for multiple myeloma, a type of blood cancer. Other detractors included Amylin Pharmaceuticals and Pfizer. Conversely, Gilead Sciences was a strong contributor, as the company reached an agreement with co-developer Bristol-Myers Squibb to market HIV drug Atripla in Canada. Avoiding Medtronic, a maker of cardiac defibrillators, was helpful as well. During the period's final 10 months, the fund beat the MSCI index. Stock selection in the fund's core biotechnology area added the most to performance, with an additional boost provided by effective picks in pharmaceuticals. Significantly underweighting major index constituent Amgen helped, as the stock struggled due to some safety concerns about Aranesp, the company's top-selling drug, which is used to treat kidney-related disease and chemotherapy-induced anemia. Other contributors were New River Pharmaceuticals - a company that was not included in the index and that I sold after it received a buyout offer from another firm - and Alexion Pharmaceuticals. On the other hand, underweighting index component MedImmune detracted from our results, as the company was bought by AstraZeneca during the period.

During the past year, the fund's Institutional Class shares advanced 6.66%, handily beating the 1.00% return of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Biotechnology Index and also topping the 2.06% return of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Health Care Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund trailed the S&P 500. The fund lagged the Goldman Sachs index during the first two months of the period. A substantial overweighting in biotechnology - together with unrewarding stock selection in that group - accounted for much of the shortfall. An underweighting and lackluster picks in pharmaceuticals were detrimental as well. Offsetting some of the negative impact was our underweighting in the weak-performing health care equipment group. Among individual holdings, biotech stock Celgene detracted from performance, as investors worried - unnecessarily, as it turned out - about a potential slowdown in the sales of Revlimid, the company's recently approved treatment for multiple myeloma, a type of blood cancer. Other detractors included Amylin Pharmaceuticals and Pfizer. Conversely, Gilead Sciences was a strong contributor, as the company reached an agreement with co-developer Bristol-Myers Squibb to market HIV drug Atripla in Canada. Avoiding Medtronic, a maker of cardiac defibrillators, was helpful as well. During the period's final 10 months, the fund beat the MSCI index. Stock selection in the fund's core biotechnology area added the most to performance, with an additional boost provided by effective picks in pharmaceuticals. Significantly underweighting major index constituent Amgen helped, as the stock struggled due to some safety concerns about Aranesp, the company's top-selling drug, which is used to treat kidney-related disease and chemotherapy-induced anemia. Other contributors were New River Pharmaceuticals - a company that was not included in the index and that I sold after it received a buyout offer from another firm - and Alexion Pharmaceuticals. On the other hand, underweighting index component MedImmune detracted from our results, as the company was bought by AstraZeneca during the period.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Health Care Index, which returned 3.65% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Biotechnology Index, which returned -1.53% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 2.06%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 964.00	$ 6.82
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 963.40	$ 8.03
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 960.90	$ 10.45
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 960.90	$ 10.45
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class
Actual	$ 1,000.00	$ 965.90	$ 4.73
HypotheticalA	$ 1,000.00	$ 1,019.98	$ 4.86

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	.97%

Annual Report

Advisor Biotechnology Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	20.5	13.0
Biogen Idec, Inc.	7.2	6.8
Gilead Sciences, Inc.	6.5	11.0
Celgene Corp.	6.3	4.2
Genentech, Inc.	6.0	12.5
Cephalon, Inc.	5.0	4.4
Alexion Pharmaceuticals, Inc.	5.0	2.8
Vertex Pharmaceuticals, Inc.	3.2	3.0
Amylin Pharmaceuticals, Inc.	2.6	2.2
Elan Corp. PLC sponsored ADR	2.4	1.4
	64.7
Top Industries (% of fund's net assets)
As of July 31, 2007
Biotechnology	85.6%
Pharmaceuticals	9.3%
Life Sciences Tools & Services	3.0%
Health Care Equipment & Supplies	2.2%
Health Care Providers & Services	0.2%
All Others	(0.3)%(dagger)

As of January 31, 2007
Biotechnology	88.5%
Pharmaceuticals	7.4%
Life Sciences Tools & Services	2.7%
Health Care Equipment & Supplies	1.4%
Health Care Providers & Services	0.1%
All Others	(0.1)%(dagger)

(dagger) Short-term investments and net other assets are not included in the pie chart.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Biotechnology Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value
BIOTECHNOLOGY - 85.6%
Biotechnology - 85.6%
3SBio, Inc. sponsored ADR	11,700	$ 104,949
Acadia Pharmaceuticals, Inc. (a)	31,774	446,107
Acorda Therapeutics, Inc. (a)	5,600	93,968
Affymax, Inc.	7,800	186,186
Alexion Pharmaceuticals, Inc. (a)	44,000	2,559,040
Alkermes, Inc. (a)	48,240	686,938
Alnylam Pharmaceuticals, Inc. (a)	10,000	241,100
Altus Pharmaceuticals, Inc. (a)	6,212	63,362
Amgen, Inc. (a)	196,240	10,545,935
Amylin Pharmaceuticals, Inc. (a)	29,108	1,353,813
Arena Pharmaceuticals, Inc. (a)	10,800	123,444
ArQule, Inc. (a)	15,381	87,364
Array Biopharma, Inc. (a)	4,500	45,225
Biogen Idec, Inc. (a)	65,807	3,720,728
Celgene Corp. (a)	53,995	3,269,937
Cephalon, Inc. (a)	34,099	2,562,199
Cepheid, Inc. (a)	9,900	146,025
Cougar Biotechnology, Inc. (a)	10,900	258,875
Cougar Biotechnology, Inc. (a)(e)	2,500	59,375
Cubist Pharmaceuticals, Inc. (a)	21,015	484,606
Cytokinetics, Inc. (a)	7,800	39,000
Cytos Biotechnology AG (a)	559	63,926
Dendreon Corp. (a)(d)	15,600	118,716
Dyax Corp. (a)	12,900	50,052
Enzon Pharmaceuticals, Inc. (a)	6,800	48,960
Genentech, Inc. (a)	41,500	3,086,770
Gilead Sciences, Inc. (a)	89,660	3,338,042
GTx, Inc. (a)	10,700	164,459
Halozyme Therapeutics, Inc. (a)	6,310	50,732
Human Genome Sciences, Inc. (a)	21,930	170,177
Indevus Pharmaceuticals, Inc. (a)	32,757	232,247
Infinity Pharmaceuticals, Inc. (a)	1,899	20,319
Isis Pharmaceuticals, Inc. (a)	16,500	171,765
Ligand Pharmaceuticals, Inc. Class B	10,400	56,160
MannKind Corp. (a)	23,300	246,048
Martek Biosciences (a)	6,300	161,406
Medarex, Inc. (a)	45,185	639,820
Momenta Pharmaceuticals, Inc. (a)	11,308	109,914
Myriad Genetics, Inc. (a)	15,605	583,315
Neurochem, Inc. (a)	1,300	8,117
Neurocrine Biosciences, Inc. (a)	31,940	324,830
Novacea, Inc. (a)	4,500	35,730
Omrix Biopharmaceuticals, Inc. (a)	4,700	134,796
ONYX Pharmaceuticals, Inc. (a)	26,294	731,236
OREXIGEN Therapeutics, Inc.	8,697	128,977
OSI Pharmaceuticals, Inc. (a)	38,700	1,247,688
PDL BioPharma, Inc. (a)	51,500	1,209,735
Pharmion Corp. (a)	6,366	155,076
Poniard Pharmaceuticals, Inc. (a)	8,500	49,300

	Shares	Value
Regeneron Pharmaceuticals, Inc. (a)	22,499	$ 335,010
Rosetta Genomics Ltd.	745	5,096
Sangamo Biosciences, Inc. (a)	9,650	84,052
Savient Pharmaceuticals, Inc. (a)	10,100	119,584
Tanox, Inc. (a)	5,700	111,150
Theravance, Inc. (a)	14,800	396,196
Trubion Pharmaceuticals, Inc.	4,700	79,759
United Therapeutics Corp. (a)	7,103	492,664
Vanda Pharmaceuticals, Inc. (a)	11,531	215,745
Vertex Pharmaceuticals, Inc. (a)	51,700	1,669,910
ViaCell, Inc. (a)	500	2,500
Zymogenetics, Inc. (a)	16,395	189,526
		44,117,681
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Health Care Equipment - 2.2%
Alsius Corp. (a)	15,600	80,808
Clinical Data, Inc. (a)	5,898	135,654
Gen-Probe, Inc. (a)	4,723	297,596
Quidel Corp. (a)	39,800	592,224
TomoTherapy, Inc.	200	5,420
		1,111,702
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Health Care Services - 0.2%
Oracle Healthcare Acquisition Corp. unit (a)	9,600	79,200
LIFE SCIENCES TOOLS & SERVICES - 3.0%
Life Sciences Tools & Services - 3.0%
AMAG Pharmaceuticals, Inc. (a)	3,915	210,196
Applera Corp. - Celera Genomics Group (a)	24,400	293,288
Exelixis, Inc. (a)	39,500	382,755
Medivation, Inc. (a)	1,359	22,301
QIAGEN NV (a)(d)	31,800	546,960
Ventana Medical Systems, Inc. (a)	1,400	116,676
		1,572,176
PHARMACEUTICALS - 9.3%
Pharmaceuticals - 9.3%
Akorn, Inc. (a)	125,679	852,104
Alexza Pharmaceuticals, Inc. (a)	5,100	44,778
Auxilium Pharmaceuticals, Inc. (a)	44,772	782,167
Biodel, Inc.	20,764	350,912
Cardiome Pharma Corp. (a)	2,600	23,302
Catalyst Pharmaceutical Partners, Inc.	24,894	83,644
Cypress Bioscience, Inc. (a)	2,700	31,131
Elan Corp. PLC sponsored ADR (a)	67,400	1,262,402
Jazz Pharmaceuticals, Inc. (a)	8,900	126,291
Sepracor, Inc. (a)	5,296	148,976
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
Sirtris Pharmaceuticals, Inc.	2,300	$ 28,658
Xenoport, Inc. (a)	25,000	1,067,250
		4,801,615
TOTAL COMMON STOCKS (Cost $50,771,249)		51,682,374
Money Market Funds - 1.2%

Fidelity Cash Central Fund, 5.38% (b)	113,509	113,509
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	508,225	508,225
TOTAL MONEY MARKET FUNDS (Cost $621,734)		621,734
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $51,392,983)		52,304,108
NET OTHER ASSETS - (1.5)%		(754,903)
NET ASSETS - 100%		$ 51,549,205
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $59,375 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Cougar Biotechnology, Inc.	5/3/07	$ 50,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 24,223
Fidelity Securities Lending Cash Central Fund	37,417
Total	$ 61,640

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $493,769) - See accompanying schedule: Unaffiliated issuers (cost $50,771,249)	$ 51,682,374
Fidelity Central Funds (cost $621,734)	621,734
Total Investments (cost $51,392,983)		$ 52,304,108
Receivable for investments sold		289,332
Receivable for fund shares sold		69,014
Distributions receivable from Fidelity Central Funds		11,183
Prepaid expenses		105
Other receivables		28
Total assets		52,673,770

Liabilities
Payable for investments purchased	$ 307,773
Payable for fund shares redeemed	196,892
Accrued management fee	29,200
Distribution fees payable	29,548
Other affiliated payables	15,353
Other payables and accrued expenses	37,574
Collateral on securities loaned, at value	508,225
Total liabilities		1,124,565

Net Assets		$ 51,549,205
Net Assets consist of:
Paid in capital		$ 49,691,286
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		946,794
Net unrealized appreciation (depreciation) on investments		911,125
Net Assets		$ 51,549,205

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,080,839 ÷ 1,808,105 shares)	$ 7.23

Maximum offering price per share (100/94.25 of $7.23)	$ 7.67
Class T: Net Asset Value and redemption price per share ($13,008,011 ÷ 1,828,546 shares)	$ 7.11

Maximum offering price per share (100/96.50 of $7.11)	$ 7.37
Class B: Net Asset Value and offering price per share ($12,656,388 ÷ 1,840,193 shares)A	$ 6.88

Class C: Net Asset Value and offering price per share ($11,813,240 ÷ 1,717,208 shares)A	$ 6.88

Institutional Class: Net Asset Value, offering price and redemption price per share ($990,727 ÷ 134,372 shares)	$ 7.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Biotechnology Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends		$ 28,117
Interest		98
Income from Fidelity Central Funds (including $37,417 from security lending)		61,640
Total income		89,855

Expenses
Management fee	$ 326,120
Transfer agent fees	208,015
Distribution fees	391,357
Accounting and security lending fees	25,631
Custodian fees and expenses	10,853
Independent trustees' compensation	192
Registration fees	48,885
Audit	47,316
Legal	1,060
Miscellaneous	18,778
Total expenses before reductions	1,078,207
Expense reductions	(22,132)	1,056,075
Net investment income (loss)		(966,220)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,930,805
Foreign currency transactions	6
Total net realized gain (loss)		8,930,811
Change in net unrealized appreciation (depreciation) on investment securities		(4,482,074)
Net gain (loss)		4,448,737
Net increase (decrease) in net assets resulting from operations		$ 3,482,517

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (966,220)	$ (1,015,236)
Net realized gain (loss)	8,930,811	1,447,883
Change in net unrealized appreciation (depreciation)	(4,482,074)	(1,063,236)
Net increase (decrease) in net assets resulting from operations	3,482,517	(630,589)
Share transactions - net increase (decrease)	(8,274,098)	1,061,142
Redemption fees	1,128	8,381
Total increase (decrease) in net assets	(4,790,453)	438,934

Net Assets
Beginning of period	56,339,658	55,900,724
End of period	$ 51,549,205	$ 56,339,658

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.81	$ 6.80	$ 6.00	$ 5.94	$ 4.39
Income from Investment Operations
Net investment income (loss) C	(.09)	(.09)	(.08) H	(.09)	(.05)
Net realized and unrealized gain (loss)	.51	.10	.88	.15	1.60
Total from investment operations	.42	.01	.80	.06	1.55
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 7.23	$ 6.81	$ 6.80	$ 6.00	$ 5.94
Total Return A, B	6.17%	.15%	13.33%	1.01%	35.31%
Ratios to Average Net Assets D, F
Expenses before reductions	1.42%	1.48%	1.56%	1.68%	2.04%
Expenses net of fee waivers, if any	1.40%	1.40%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.40%	1.37%	1.43%	1.48%	1.47%
Net investment income (loss)	(1.25)%	(1.29)%	(1.36)% H	(1.38)%	(1.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,081	$ 12,539	$ 11,022	$ 10,197	$ 7,718
Portfolio turnover rate E	120%	62%	30%	50%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.37)%.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.71	$ 6.72	$ 5.95	$ 5.90	$ 4.37
Income from Investment Operations
Net investment income (loss) C	(.11)	(.11)	(.10) F	(.10)	(.06)
Net realized and unrealized gain (loss)	.51	.10	.87	.15	1.59
Total from investment operations	.40	(.01)	.77	.05	1.53
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 7.11	$ 6.71	$ 6.72	$ 5.95	$ 5.90
Total Return A, B	5.96%	(.15)%	12.94%	.85%	35.01%
Ratios to Average Net Assets D, G
Expenses before reductions	1.75%	1.79%	1.93%	2.10%	2.39%
Expenses net of fee waivers, if any	1.65%	1.65%	1.70%	1.75%	1.75%
Expenses net of all reductions	1.65%	1.62%	1.68%	1.73%	1.72%
Net investment income (loss)	(1.49)%	(1.54)%	(1.61)% F	(1.63)%	(1.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,008	$ 13,808	$ 14,177	$ 13,367	$ 10,281
Portfolio turnover rate E	120%	62%	30%	50%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.52	$ 6.56	$ 5.84	$ 5.82	$ 4.33
Income from Investment Operations
Net investment income (loss) C	(.14)	(.14)	(.13) F	(.13)	(.09)
Net realized and unrealized gain (loss)	.50	.10	.85	.15	1.58
Total from investment operations	.36	(.04)	.72	.02	1.49
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 6.88	$ 6.52	$ 6.56	$ 5.84	$ 5.82
Total Return A, B	5.52%	(.61)%	12.33%	.34%	34.41%
Ratios to Average Net Assets D, G
Expenses before reductions	2.17%	2.23%	2.33%	2.46%	2.78%
Expenses net of fee waivers, if any	2.15%	2.15%	2.19%	2.25%	2.25%
Expenses net of all reductions	2.15%	2.12%	2.18%	2.22%	2.22%
Net investment income (loss)	(1.99)%	(2.04)%	(2.11)% F	(2.12)%	(1.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,656	$ 14,938	$ 16,921	$ 16,819	$ 15,154
Portfolio turnover rate E	120%	62%	30%	50%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.11)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.52	$ 6.57	$ 5.84	$ 5.82	$ 4.33
Income from Investment Operations
Net investment income (loss) C	(.14)	(.14)	(.13) F	(.13)	(.09)
Net realized and unrealized gain (loss)	.50	.09	.86	.15	1.58
Total from investment operations	.36	(.05)	.73	.02	1.49
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 6.88	$ 6.52	$ 6.57	$ 5.84	$ 5.82
Total Return A, B	5.52%	(.76)%	12.50%	.34%	34.41%
Ratios to Average Net Assets D, G
Expenses before reductions	2.16%	2.17%	2.24%	2.31%	2.58%
Expenses net of fee waivers, if any	2.15%	2.15%	2.19%	2.25%	2.25%
Expenses net of all reductions	2.15%	2.12%	2.18%	2.23%	2.22%
Net investment income (loss)	(1.99)%	(2.04)%	(2.11)% F	(2.13)%	(1.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,813	$ 13,787	$ 12,538	$ 13,215	$ 10,493
Portfolio turnover rate E	120%	62%	30%	50%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.11)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.91	$ 6.89	$ 6.06	$ 5.97	$ 4.40
Income from Investment Operations
Net investment income (loss) B	(.07)	(.07)	(.06) E	(.06)	(.04)
Net realized and unrealized gain (loss)	.53	.09	.89	.15	1.61
Total from investment operations	.46	.02	.83	.09	1.57
Redemption fees added to paid in capital B	- G	- G	- G	- G	- G
Net asset value, end of period	$ 7.37	$ 6.91	$ 6.89	$ 6.06	$ 5.97
Total Return A	6.66%	.29%	13.70%	1.51%	35.68%
Ratios to Average Net Assets C, F
Expenses before reductions	1.06%	1.05%	1.10%	1.16%	1.37%
Expenses net of fee waivers, if any	1.06%	1.05%	1.10%	1.16%	1.25%
Expenses net of all reductions	1.06%	1.03%	1.09%	1.14%	1.22%
Net investment income (loss)	(.91)%	(.94)%	(1.02)% E	(1.04)%	(.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 991	$ 1,268	$ 1,243	$ 1,146	$ 1,153
Portfolio turnover rate D	120%	62%	30%	50%	71%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,721,262
Unrealized depreciation	(6,449,094)
Net unrealized appreciation (depreciation)	(727,832)
Undistributed long-term capital gain	2,585,750

Cost for federal income tax purposes	$ 53,031,940

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management and Research Company (FMR), are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Biotechnology

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $68,744,959 and $77,774,882, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 34,967	$ 1,493
Class T	.25%	.25%	71,880	218
Class B	.75%	.25%	147,132	110,899
Class C	.75%	.25%	137,378	26,818
			$ 391,357	$ 139,428

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,802
Class T	8,599
Class B *	46,535
Class C *	3,551
$ 74,487

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 48,640.35
Class T	60,175.42
Class B	51,121.35
Class C	45,105.33
Institutional Class	2,974.24
	$ 208,015

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $518 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $111 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.40%	$ 2,744
Class T	1.65%	13,561
Class B	2.15%	3,592
Class C	2.15%	708
Institutional Class	1.15%	-
		$ 20,605

Biotechnology

9. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $434 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	654,030	802,915	$ 4,756,477	$ 5,733,744
Shares redeemed	(687,789)	(581,094)	(5,067,147)	(4,036,446)
Net increase (decrease)	(33,759)	221,821	$ (310,670)	$ 1,697,298
Class T
Shares sold	413,953	587,840	$ 2,989,158	$ 4,097,337
Shares redeemed	(643,045)	(638,853)	(4,647,999)	(4,417,619)
Net increase (decrease)	(229,092)	(51,013)	$ (1,658,841)	$ (320,282)
Class B
Shares sold	235,936	419,648	$ 1,623,598	$ 2,840,429
Shares redeemed	(686,826)	(706,101)	(4,815,046)	(4,753,466)
Net increase (decrease)	(450,890)	(286,453)	$ (3,191,448)	$ (1,913,037)
Class C
Shares sold	294,514	744,203	$ 2,075,073	$ 5,179,930
Shares redeemed	(691,341)	(539,467)	(4,822,276)	(3,621,319)
Net increase (decrease)	(396,827)	204,736	$ (2,747,203)	$ 1,558,611
Institutional Class
Shares sold	40,455	94,904	$ 308,779	$ 686,802
Shares redeemed	(89,434)	(92,008)	(674,715)	(648,250)
Net increase (decrease)	(48,979)	2,896	$ (365,936)	$ 38,552

Annual Report

Advisor Communications Equipment Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Life of fundA
Institutional Class	30.58%	19.38%	-0.54%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Communications Equipment Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Communications Equipment Fund

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Communications Equipment Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 30.18%, 29.90%, 29.18% and 29.18%, respectively (excluding sales charges), trailing the 31.02% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Communications Equipment Index but beating the 25.42% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund handily beat the S&P 500. Our results were aided by currency fluctuations that benefited the fund's foreign holdings. During the first two months of the period, the fund modestly trailed the Goldman Sachs index. Weak stock selection in the fund's core segment of communications equipment hurt and nearly offset the substantial benefits of having an overweighted exposure to that strong-performing group. Unfavorable picks and an underweighting in systems software also detracted, as did an overweighting in wireless telecommunication services. Positive influences included having no exposure to the weak-performing data processing and outsourced services group, along with rewarding stock selection in Internet software and services and in semiconductors. Among individual holdings, not owning strong-performing networking equipment maker and major index component Cisco Systems during this two-month stretch was detrimental. The stock price of Canada-based Sandvine, a supplier of Internet traffic monitoring equipment and an out-of-index holding, hit a weak patch despite the company's favorable prospects. Meanwhile, the fund's top contributor versus the Goldman Sachs index was Corning, which experienced strong demand for the glass substrates it makes for liquid crystal displays. During the final 10 months of the period, the fund handily beat the MSCI index and narrowed its focus to reflect its new benchmark. Stock selection in communications equipment added more than three percentage points to the fund's results, while my choices in systems software also helped significantly. Conversely, a weak showing in computer hardware, semiconductors and application software - groups not represented in the index - detracted modestly. At the stock level, a sizable underweighting in cellular handset maker Motorola, which sported a double-digit weighting in the index, proved to be timely. A lack of compelling products to follow the company's popular RAZR handset line caused Motorola's stock to post a steep loss. Also boosting the fund's performance were two Canada-based stocks: Research In Motion (RIM), maker of the popular BlackBerry handheld messaging device, and Sandvine, which I mentioned earlier. Among detractors, Cisco Systems had the most negative impact due to our sizable underweighting. Cisco is the largest component of the MSCI index, accounting for more than 41% of that benchmark, on average, during the period. While I liked the company's prospects, there were other opportunities that I thought offered faster growth and more-attractive valuations. That said, Cisco was a strong performer during the period. Wireless communications equipment maker Powerwave Technologies also held back our results.

During the past year, the fund's Institutional Class shares returned 30.58%, trailing the 31.02% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Communications Equipment Index but beating the 25.42% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund handily beat the S&P 500. Our results were aided by currency fluctuations that benefited the fund's foreign holdings. During the first two months of the period, the fund modestly trailed the Goldman Sachs index. Weak stock selection in the fund's core segment of communications equipment hurt and nearly offset the substantial benefits of having an overweighted exposure to that strong-performing group. Unfavorable picks and an underweighting in systems software also detracted, as did an overweighting in wireless telecommunication services. Positive influences included having no exposure to the weak-performing data processing and outsourced services group, along with rewarding stock selection in Internet software and services and in semiconductors. Among individual holdings, not owning strong-performing networking equipment maker and major index component Cisco Systems, during this two-month stretch was detrimental. The stock price of Canada-based Sandvine, a supplier of Internet traffic monitoring equipment and an out-of-index holding, hit a weak patch despite the company's favorable prospects. Meanwhile, the fund's top contributor versus the Goldman Sachs index was Corning, which experienced strong demand for the glass substrates it makes for liquid crystal displays. During the final 10 months of the period, the fund handily beat the MSCI index and narrowed its focus to reflect its new benchmark. Stock selection in communications equipment added more than three percentage points to the fund's results, while my choices in systems software also helped significantly. Conversely, a weak showing in computer hardware, semiconductors and application software - groups not represented in the index - detracted modestly. At the stock level, a sizable underweighting in cellular handset maker Motorola, which sported a double-digit weighting in the index, proved to be timely. A lack of compelling products to follow the company's popular RAZR handset line caused Motorola's stock to post a steep loss. Also boosting the fund's performance were two Canada-based stocks: Research In Motion (RIM), maker of the popular BlackBerry handheld messaging device, and Sandvine, which I mentioned earlier. Among detractors, Cisco Systems had the most negative impact due to our sizable underweighting. Cisco is the largest component of the MSCI index, accounting for more than 41% of that benchmark, on average, during the period. While I liked the company's prospects, there were other opportunities that I thought offered faster growth and more-attractive valuations. That said, Cisco was a strong performer during the period. Wireless communications equipment maker Powerwave Technologies also held back our results.

Annual Report

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Technology Index, which returned 12.15% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Communications Equipment Index, which returned 11.83% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 25.42%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Portfolio

Advisor Communications Equipment Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,135.20	$ 7.41
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 1,133.50	$ 8.73
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 1,130.20	$ 11.36
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 1,130.20	$ 11.36
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class
Actual	$ 1,000.00	$ 1,135.30	$ 6.09
HypotheticalA	$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	1.15%

Annual Report

Advisor Communications Equipment Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	19.6	20.0
Research In Motion Ltd.	10.2	6.2
Cisco Systems, Inc.	6.6	10.2
Juniper Networks, Inc.	5.8	3.5
Corning, Inc.	4.8	4.2
Comverse Technology, Inc.	4.7	7.7
Powerwave Technologies, Inc.	4.4	3.9
F5 Networks, Inc.	4.2	3.6
Sandvine Corp. (U.K.)	3.0	1.2
Motorola, Inc.	2.9	4.5
	66.2
Top Industries (% of fund's net assets)
As of July 31, 2007
Communications Equipment	79.6%
Software	6.9%
Semiconductors & Semiconductor Equipment	6.2%
Computers & Peripherals	1.6%
Household Durables	1.5%
All Others *	4.2%

As of January 31, 2007
Communications Equipment	80.5%
Semiconductors & Semiconductor Equipment	6.3%
Software	4.0%
Internet Software & Services	2.4%
Wireless Telecommunication Services	2.2%
All Others *	4.6%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Communications Equipment Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Human Resource & Employment Services - 0.0%
Taleo Corp. Class A (a)	100	$ 2,151
COMMUNICATIONS EQUIPMENT - 79.4%
Communications Equipment - 79.4%
3Com Corp. (a)	7,700	30,800
Acme Packet, Inc.	100	1,105
Adtran, Inc.	3,083	80,435
ADVA AG Optical Networking (a)	7,013	70,053
Airvana, Inc.	3,700	26,122
Alcatel-Lucent SA sponsored ADR	8,803	102,115
AudioCodes Ltd. (a)	20,500	113,980
Avanex Corp. (a)	11,600	19,720
Bookham, Inc. (a)	18,772	49,370
Carrier Access Corp. (a)	3,100	14,880
Ceragon Networks Ltd. (a)	100	1,429
Ciena Corp. (a)	5,607	204,824
Cisco Systems, Inc. (a)	23,800	688,058
Comtech Group, Inc. (a)	7,601	108,086
Comverse Technology, Inc. (a)	25,306	487,647
Corning, Inc.	20,900	498,256
F5 Networks, Inc. (a)	5,100	442,119
Finisar Corp. (a)	2,800	10,164
Foundry Networks, Inc. (a)	6,900	121,371
Foxconn International Holdings Ltd. (a)	2,000	5,726
Harris Stratex Networks, Inc. (a)	11,175	190,199
Ixia (a)	2,963	27,734
JDS Uniphase Corp. (a)	4,600	65,918
Juniper Networks, Inc. (a)	20,150	603,694
Motorola, Inc.	17,500	297,325
Opnext, Inc.	500	6,105
Orckit Communications Ltd. (a)	3,800	29,488
Powerwave Technologies, Inc. (a)	69,500	454,530
QUALCOMM, Inc.	48,900	2,036,685
Research In Motion Ltd. (a)	4,940	1,057,160
Riverbed Technology, Inc.	2,300	101,568
Riverstone Networks, Inc. (a)	30,300	0
Sonus Networks, Inc. (a)	34,704	237,375
Symmetricom, Inc. (a)	8,145	60,762
		8,244,803
COMPUTERS & PERIPHERALS - 1.6%
Computer Hardware - 1.2%
Compal Electronics, Inc.	5,670	6,489
Concurrent Computer Corp. (a)	77,917	119,213
NEC Corp. sponsored ADR	90	438
		126,140
Computer Storage & Peripherals - 0.4%
SanDisk Corp. (a)	610	32,714
TOTAL COMPUTERS & PERIPHERALS		158,854

	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
Alternative Carriers - 0.3%
Aruba Networks, Inc.	100	$ 2,008
Level 3 Communications, Inc. (a)	5,900	30,857
		32,865
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
Electronic Equipment & Instruments - 0.7%
Chi Mei Optoelectronics Corp.	8,227	9,215
HannStar Display Corp. (a)	58,000	16,794
Nippon Electric Glass Co. Ltd.	3,000	46,775
		72,784
Electronic Manufacturing Services - 0.3%
Molex, Inc.	500	14,170
Trimble Navigation Ltd. (a)	600	19,818
		33,988
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		106,772
HOUSEHOLD DURABLES - 1.5%
Consumer Electronics - 1.5%
Tele Atlas NV (a)	5,400	154,136
INTERNET SOFTWARE & SERVICES - 1.4%
Internet Software & Services - 1.4%
Openwave Systems, Inc.	18,107	95,243
RADVision Ltd. (a)	3,050	52,125
		147,368
MEDIA - 0.0%
Publishing - 0.0%
Gemstar-TV Guide International, Inc. (a)	104	597
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.2%
Semiconductor Equipment - 0.4%
EMCORE Corp. (a)	5,800	44,892
Semiconductors - 5.8%
Actel Corp. (a)	451	5,322
Altera Corp.	2,500	58,000
AMIS Holdings, Inc. (a)	5,900	60,829
Applied Micro Circuits Corp. (a)	11,032	32,213
Broadcom Corp. Class A (a)	1,300	42,653
Conexant Systems, Inc. (a)	12,800	16,768
Cree, Inc. (a)	1,100	28,182
CSR PLC (a)	2,000	29,618
Exar Corp. (a)	143	2,021
Hittite Microwave Corp. (a)	600	24,132
Intersil Corp. Class A	2,000	58,500
Marvell Technology Group Ltd. (a)	1,200	21,600
Microsemi Corp. (a)	449	10,466
Mindspeed Technologies, Inc. (a)	12,509	22,766
MIPS Technologies, Inc. (a)	1,398	12,372
Pericom Semiconductor Corp. (a)	1,700	18,156
Pixelplus Co. Ltd. sponsored ADR (a)	3,600	4,464
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
PLX Technology, Inc. (a)	1,400	$ 15,456
PMC-Sierra, Inc. (a)	3,100	23,622
Silicon Motion Technology Corp. sponsored ADR (a)	1,800	32,940
Silicon Storage Technology, Inc. (a)	1,200	4,344
SiRF Technology Holdings, Inc. (a)	200	4,688
Soitec SA (a)	2,100	37,298
Transmeta Corp. (a)	5,800	3,538
Vimicro International Corp. sponsored ADR (a)	600	3,126
Xilinx, Inc.	1,000	25,000
		598,074
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		642,966
SOFTWARE - 6.9%
Application Software - 3.4%
NAVTEQ Corp. (a)	2,100	113,673
Smith Micro Software, Inc. (a)	6,700	91,455
Ulticom, Inc. (a)	17,898	145,869
		350,997
Home Entertainment Software - 0.5%
Ubisoft Entertainment SA (a)	800	52,490
Systems Software - 3.0%
Allot Communications Ltd.	300	2,103
Sandvine Corp. (U.K.) (a)	57,300	314,278
		316,381
TOTAL SOFTWARE		719,868
TOTAL COMMON STOCKS (Cost $9,863,354)		10,210,380
Convertible Bonds - 0.2%
	Principal Amount	Value
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13 (Cost $20,000)	$ 20,000	$ 20,792
Money Market Funds - 2.5%
	Shares
Fidelity Cash Central Fund, 5.38% (b) (Cost $265,659)	265,659	265,659
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $10,149,013)		10,496,831
NET OTHER ASSETS - (1.0)%		(106,875)
NET ASSETS - 100%		$ 10,389,956
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,471
Other
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.2%
Canada	13.2%
Israel	1.9%
France	1.9%
Netherlands	1.5%
Others (individually less than 1%)	2.3%
100.0%
Income Tax Information
The fund intends to elect to defer to its fiscal year ending July 31, 2008 approximately $221,739 of losses recognized during the period November 1, 2006 to July 31, 2007.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Advisor Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,883,354)	$ 10,231,172
Fidelity Central Funds (cost $265,659)	265,659
Total Investments (cost $10,149,013)		$ 10,496,831
Receivable for fund shares sold		13,048
Dividends receivable		489
Interest receivable		12
Distributions receivable from Fidelity Central Funds		623
Prepaid expenses		21
Receivable from investment adviser for expense reductions		2,668
Other receivables		46
Total assets		10,513,738

Liabilities
Payable for investments purchased	$ 36,795
Payable for fund shares redeemed	37,467
Accrued management fee	5,069
Distribution fees payable	5,554
Other affiliated payables	2,929
Other payables and accrued expenses	35,968
Total liabilities		123,782

Net Assets		$ 10,389,956
Net Assets consist of:
Paid in capital		$ 10,231,581
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(189,443)
Net unrealized appreciation (depreciation) on investments		347,818
Net Assets		$ 10,389,956

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,824,722 ÷ 297,659 shares)	$ 9.49

Maximum offering price per share (100/94.25 of $9.49)	$ 10.07
Class T: Net Asset Value and redemption price per share ($3,271,271 ÷ 350,297 shares)	$ 9.34

Maximum offering price per share (100/96.50 of $9.34)	$ 9.68
Class B: Net Asset Value and offering price per share ($2,225,387 ÷ 246,317 shares)A	$ 9.03

Class C: Net Asset Value and offering price per share ($1,745,001 ÷ 193,214 shares)A	$ 9.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($323,575 ÷ 33,530 shares)	$ 9.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends		$ 33,717
Interest		178
Income from Fidelity Central Funds		8,471
Total income		42,366

Expenses
Management fee	$ 60,205
Transfer agent fees	40,385
Distribution fees	66,062
Accounting fees and expenses	4,278
Custodian fees and expenses	4,525
Independent trustees' compensation	37
Registration fees	52,170
Audit	47,685
Legal	341
Miscellaneous	5,666
Total expenses before reductions	281,354
Expense reductions	(92,420)	188,934
Net investment income (loss)		(146,568)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	337,496
Foreign currency transactions	(131)
Total net realized gain (loss)		337,365
Change in net unrealized appreciation (depreciation) on: Investment securities	2,613,992
Assets and liabilities in foreign currencies	5
Total change in net unrealized appreciation (depreciation)		2,613,997
Net gain (loss)		2,951,362
Net increase (decrease) in net assets resulting from operations		$ 2,804,794

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (146,568)	$ (181,630)
Net realized gain (loss)	337,365	2,011,059
Change in net unrealized appreciation (depreciation)	2,613,997	(2,915,095)
Net increase (decrease) in net assets resulting from operations	2,804,794	(1,085,666)
Share transactions - net increase (decrease)	(3,045,289)	1,243,705
Redemption fees	192	3,257
Total increase (decrease) in net assets	(240,303)	161,296

Net Assets
Beginning of period	10,630,259	10,468,963
End of period	$ 10,389,956	$ 10,630,259

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.29	$ 7.70	$ 6.53	$ 5.57	$ 3.96
Income from Investment Operations
Net investment income (loss) C	(.09)	(.09)	(.07)	(.09)	(.04)
Net realized and unrealized gain (loss)	2.29	(.32)	1.24	1.01	1.65
Total from investment operations	2.20	(.41)	1.17	.92	1.61
Redemption fees added to paid in capital C	- G	- G	- G	.04	- G
Net asset value, end of period	$ 9.49	$ 7.29	$ 7.70	$ 6.53	$ 5.57
Total Return A, B	30.18%	(5.32)%	17.92%	17.24%	40.66%
Ratios to Average Net Assets D, F
Expenses before reductions	2.24%	2.13%	2.32%	2.38%	6.13%
Expenses net of fee waivers, if any	1.40%	1.40%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.40%	1.32%	1.28%	1.35%	1.36%
Net investment income (loss)	(1.00)%	(1.05)%	(.92)%	(1.18)%	(.82)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,825	$ 3,145	$ 2,406	$ 3,480	$ 970
Portfolio turnover rate E	58%	174%	250%	306%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 7.61	$ 6.48	$ 5.54	$ 3.95
Income from Investment Operations
Net investment income (loss) C	(.11)	(.11)	(.08)	(.10)	(.05)
Net realized and unrealized gain (loss)	2.26	(.31)	1.21	1.00	1.64
Total from investment operations	2.15	(.42)	1.13	.90	1.59
Redemption fees added to paid in capital C	- G	- G	- G	.04	- G
Net asset value, end of period	$ 9.34	$ 7.19	$ 7.61	$ 6.48	$ 5.54
Total Return A, B	29.90%	(5.52)%	17.44%	16.97%	40.25%
Ratios to Average Net Assets D, F
Expenses before reductions	2.57%	2.51%	2.78%	3.06%	6.82%
Expenses net of fee waivers, if any	1.65%	1.65%	1.71%	1.75%	1.75%
Expenses net of all reductions	1.64%	1.57%	1.54%	1.60%	1.61%
Net investment income (loss)	(1.25)%	(1.30)%	(1.18)%	(1.43)%	(1.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,271	$ 2,932	$ 3,034	$ 3,250	$ 1,723
Portfolio turnover rate E	58%	174%	250%	306%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.99	$ 7.44	$ 6.36	$ 5.47	$ 3.92
Income from Investment Operations
Net investment income (loss) C	(.14)	(.14)	(.12)	(.13)	(.07)
Net realized and unrealized gain (loss)	2.18	(.31)	1.20	.98	1.62
Total from investment operations	2.04	(.45)	1.08	.85	1.55
Redemption fees added to paid in capital C	- G	- G	- G	.04	- G
Net asset value, end of period	$ 9.03	$ 6.99	$ 7.44	$ 6.36	$ 5.47
Total Return A, B	29.18%	(6.05)%	16.98%	16.27%	39.54%
Ratios to Average Net Assets D, F
Expenses before reductions	3.00%	2.94%	3.14%	3.48%	6.88%
Expenses net of fee waivers, if any	2.15%	2.15%	2.20%	2.25%	2.25%
Expenses net of all reductions	2.15%	2.07%	2.04%	2.11%	2.11%
Net investment income (loss)	(1.75)%	(1.80)%	(1.68)%	(1.93)%	(1.56)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,225	$ 2,406	$ 2,864	$ 2,998	$ 1,846
Portfolio turnover rate E	58%	174%	250%	306%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 6.99	$ 7.44	$ 6.36	$ 5.47	$ 3.92
Income from Investment Operations
Net investment income (loss) C	(.14)	(.15)	(.12)	(.14)	(.07)
Net realized and unrealized gain (loss)	2.18	(.30)	1.20	.99	1.62
Total from investment operations	2.04	(.45)	1.08	.85	1.55
Redemption fees added to paid in capital C	- G	- G	- G	.04	- G
Net asset value, end of period	$ 9.03	$ 6.99	$ 7.44	$ 6.36	$ 5.47
Total Return A, B	29.18%	(6.05)%	16.98%	16.27%	39.54%
Ratios to Average Net Assets D, F
Expenses before reductions	2.98%	2.86%	3.07%	3.19%	6.81%
Expenses net of fee waivers, if any	2.15%	2.15%	2.19%	2.25%	2.25%
Expenses net of all reductions	2.15%	2.07%	2.02%	2.10%	2.11%
Net investment income (loss)	(1.75)%	(1.81)%	(1.66)%	(1.93)%	(1.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,745	$ 1,768	$ 1,846	$ 3,180	$ 1,009
Portfolio turnover rate E	58%	174%	250%	306%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Communications Equipment

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.39	$ 7.79	$ 6.60	$ 5.61	$ 3.98
Income from Investment Operations
Net investment income (loss) B	(.07)	(.07)	(.05)	(.07)	(.03)
Net realized and unrealized gain (loss)	2.33	(.33)	1.24	1.02	1.66
Total from investment operations	2.26	(.40)	1.19	.95	1.63
Redemption fees added to paid in capital B	- F	- F	- F	.04	- F
Net asset value, end of period	$ 9.65	$ 7.39	$ 7.79	$ 6.60	$ 5.61
Total Return A	30.58%	(5.13)%	18.03%	17.65%	40.95%
Ratios to Average Net Assets C, E
Expenses before reductions	1.87%	1.70%	1.85%	1.55%	5.34%
Expenses net of fee waivers, if any	1.15%	1.15%	1.18%	1.25%	1.25%
Expenses net of all reductions	1.15%	1.07%	1.01%	1.11%	1.11%
Net investment income (loss)	(.75)%	(.80)%	(.65)%	(.93)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 324	$ 379	$ 319	$ 607	$ 154
Portfolio turnover rate D	58%	174%	250%	306%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Communications Equipment Fund (the Fund) (formerly Fidelity Advisor Developing Communications Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,597,418
Unrealized depreciation	(1,362,508)
Net unrealized appreciation (depreciation)	234,910
Undistributed long-term capital gain	145,205

Cost for federal income tax purposes	$ 10,261,921

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Communications Equipment

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities , other than short-term securities, aggregated $6,151,484 and $9,415,403, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 7,364	$ 123
Class T	.25%	.25%	15,680	26
Class B	.75%	.25%	23,744	17,826
Class C	.75%	.25%	19,274	4,539
			$ 66,062	$ 22,514

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,348
Class T	1,596
Class B*	3,860
Class C*	388
$ 8,192

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,449.35
Class T	14,069.45
Class B	8,476.36
Class C	6,628.34
Institutional Class	763.23
	$ 40,385

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $355 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $21 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 24,759
Class T	1.65%	28,846
Class B	2.15%	20,000
Class C	2.15%	15,929
Institutional Class	1.15%	2,420
		$ 91,954

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $243 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Communications Equipment

9. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	81,005	258,256	$ 690,457	$ 2,231,744
Shares redeemed	(214,792)	(139,347)	(1,810,328)	(1,139,179)
Net increase (decrease)	(133,787)	118,909	$ (1,119,871)	$ 1,092,565
Class T
Shares sold	82,403	114,159	$ 704,729	$ 950,677
Shares redeemed	(139,753)	(104,980)	(1,173,589)	(831,470)
Net increase (decrease)	(57,350)	9,179	$ (468,860)	$ 119,207
Class B
Shares sold	24,084	69,205	$ 199,321	$ 569,934
Shares redeemed	(121,877)	(109,978)	(1,002,926)	(860,340)
Net increase (decrease)	(97,793)	(40,773)	$ (803,605)	$ (290,406)
Class C
Shares sold	60,107	307,489	$ 487,807	$ 2,475,377
Shares redeemed	(119,863)	(302,626)	(990,194)	(2,257,686)
Net increase (decrease)	(59,756)	4,863	$ (502,387)	$ 217,691
Institutional Class
Shares sold	1,716	30,494	$ 15,290	$ 275,027
Shares redeemed	(19,380)	(20,224)	(165,856)	(170,379)
Net increase (decrease)	(17,664)	10,270	$ (150,566)	$ 104,648

Annual Report

Advisor Consumer Discretionary Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	12.04%	8.79%	6.34%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Discretionary Fund - Institutional Class on July 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Consumer Discretionary Fund

Management's Discussion of Fund Performance

Comments from John Harris, who became Portfolio Manager of Fidelity® Advisor Consumer Discretionary Fund on April 11, 2007

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.
For the 12 months ending July 31, 2007, the fund's Class A, Class T, Class B and Class C shares returned 11.67%, 11.43%, 10.82% and 10.88%, respectively (excluding sales charges), while the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Discretionary Index returned 18.09% and a blended index specific to this fund advanced 16.19%. This blended index is a combination of the Goldman Sachs® Consumer Industries Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. The new supplemental benchmark and the fund's simultaneous name change reflected a narrowing of the fund's focus, from both consumer discretionary and consumer staples stocks to consumer discretionary issues only. The portfolio also trailed the S&P 500 over the 12-month stretch. For the first two months of the period, fund performance was in line with that of the Goldman Sachs index. As the fund sold consumer staples stocks in advance of the October 1 benchmark change, consumer discretionary stocks in several areas of retailing helped results. Federated Department Stores, the nation's largest department store chain, and women's retailer Coldwater Creek were key contributors. On the negative side, some consumer staples holdings - particularly pharmacy chains CVS and Walgreen - hurt results before being sold out of the fund. The fund also missed strong performance by some travel industry stocks. A modest allocation to cash detracted as well. The fund underperformed the MSCI index during the final 10 months of the period, dragged down by the very stocks that had helped performance at the beginning of the period: apparel retailers, such as Coldwater Creek and Gymboree, and department stores, particularly Federated. Our holdings in footwear maker Skechers fell because expenses rose as the firm ramped up production to meet strong demand. Taking a longer view, I felt the company still had a good product line with strong potential. On the positive side, the fund's holdings in another footwear maker, Deckers Outdoor, performed well after the firm expanded the market for UGGS, which had been a women's-only, winter-only product. Electronics chain RadioShack's share price appreciated as a new management team cut costs, while timely ownership of department store chain Saks also contributed. I sold both RadioShack and Saks before period end, however, as I felt they had largely run their course. Some other stocks mentioned in this discussion also were sold from the fund.

For the 12 months ending July 31, 2007, the fund's Institutional Class shares were up 12.04%, while the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Consumer Discretionary Index returned 18.09% and a blended index specific to this fund advanced 16.19%. This blended index is a combination of the Goldman Sachs® Consumer Industries Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. The new supplemental benchmark and the fund's simultaneous name change reflected a narrowing of the fund's focus, from both consumer discretionary and consumer staples stocks to consumer discretionary issues only. The portfolio also trailed the S&P 500 over the 12-month stretch. For the first two months of the period, fund performance was in line with that of the Goldman Sachs index. As the fund sold consumer staples stocks in advance of the October 1 benchmark change, consumer discretionary stocks in several areas of retailing helped results. Federated Department Stores, the nation's largest department store chain, and women's retailer Coldwater Creek were key contributors. On the negative side, some consumer staples holdings - particularly pharmacy chains CVS and Walgreen - hurt results before being sold out of the fund. The fund also missed strong performance by some travel industry stocks. A modest allocation to cash detracted as well. The fund underperformed the MSCI index during the final 10 months of the period, dragged down by the very stocks that had helped performance at the beginning of the period: apparel retailers, such as Coldwater Creek and Gymboree, and department stores, particularly Federated. Our holdings in footwear maker Skechers fell because expenses rose as the firm ramped up production to meet strong demand. Taking a longer view, I felt the company still had a good product line with strong potential. On the positive side, the fund's holdings in another footwear maker, Deckers Outdoor, performed well after the firm expanded the market for UGGS, which had been a women's-only, winter-only product. Electronics chain RadioShack's share price appreciated as a new management team cut costs, while timely ownership of department store chain Saks also contributed. I sold both RadioShack and Saks before period end, however, as I felt they had largely run their course. Some other stocks mentioned in this discussion also were sold from the fund.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Consumer Industries Index, which returned 6.79% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Consumer Discretionary Index, which returned 8.80% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 16.19%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Consumer Discretionary Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 955.50	$ 6.79
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 954.30	$ 8.00
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 951.60	$ 10.40
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 951.70	$ 10.40
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class
Actual	$ 1,000.00	$ 956.90	$ 5.58
HypotheticalA	$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	1.15%

Annual Report

Advisor Consumer Discretionary Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	6.3	1.4
Time Warner, Inc.	6.1	5.9
Target Corp.	5.5	3.3
McDonald's Corp.	5.0	3.0
Comcast Corp. Class A	4.5	6.0
Staples, Inc.	3.2	2.2
News Corp. Class A	3.2	6.3
McGraw-Hill Companies, Inc.	2.5	2.8
Coach, Inc.	2.4	2.2
Las Vegas Sands Corp.	2.1	0.8
	40.8
Top Industries (% of fund's net assets)
As of July 31, 2007
Media	27.2%
Specialty Retail	20.8%
Hotels, Restaurants & Leisure	16.0%
Multiline Retail	12.5%
Textiles, Apparel & Luxury Goods	6.4%
All Others*	17.1%

As of January 31, 2007
Media	25.9%
Multiline Retail	19.0%
Specialty Retail	19.0%
Hotels, Restaurants & Leisure	13.6%
Textiles, Apparel & Luxury Goods	10.5%
All Others*	12.0%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Consumer Discretionary Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
AUTO COMPONENTS - 1.7%
Auto Parts & Equipment - 1.7%
Johnson Controls, Inc.	8,400	$ 950,460
AUTOMOBILES - 2.7%
Automobile Manufacturers - 1.8%
General Motors Corp. (d)	18,100	586,440
Renault SA	1,300	190,444
Toyota Motor Corp. sponsored ADR	1,900	229,197
		1,006,081
Motorcycle Manufacturers - 0.9%
Harley-Davidson, Inc.	8,100	464,292
TOTAL AUTOMOBILES		1,470,373
COMPUTERS & PERIPHERALS - 0.0%
Computer Hardware - 0.0%
Hewlett-Packard Co.	100	4,603
DIVERSIFIED CONSUMER SERVICES - 0.9%
Specialized Consumer Services - 0.9%
Sotheby's Class A (ltd. vtg.)	11,600	495,900
FOOD & STAPLES RETAILING - 1.8%
Food Retail - 0.6%
Susser Holdings Corp.	19,683	291,505
Hypermarkets & Super Centers - 1.2%
Costco Wholesale Corp.	11,300	675,740
TOTAL FOOD & STAPLES RETAILING		967,245
HOTELS, RESTAURANTS & LEISURE - 16.0%
Casinos & Gaming - 6.7%
Aristocrat Leisure Ltd.	11,176	129,998
Bally Technologies, Inc. (a)	8,452	207,919
Boyd Gaming Corp.	4,300	189,630
International Game Technology	26,600	939,512
Las Vegas Sands Corp. (a)(d)	12,900	1,125,525
Penn National Gaming, Inc. (a)	11,300	649,750
Wynn Resorts Ltd.	4,500	434,520
		3,676,854
Hotels, Resorts & Cruise Lines - 4.3%
Accor SA	5,800	502,376
Carnival Corp. unit	9,300	412,083
Hilton Hotels Corp.	19,500	862,095
Home Inns & Hotels Management, Inc. ADR (d)	4,400	133,672
Starwood Hotels & Resorts Worldwide, Inc.	6,800	428,128
		2,338,354
Restaurants - 5.0%
McDonald's Corp.	57,800	2,766,886
TOTAL HOTELS, RESTAURANTS & LEISURE		8,782,094

	Shares	Value
HOUSEHOLD DURABLES - 2.4%
Homebuilding - 1.6%
Centex Corp. (d)	10,100	$ 376,831
D.R. Horton, Inc.	7,700	125,664
Toll Brothers, Inc. (a)(d)	16,100	353,073
		855,568
Household Appliances - 0.8%
The Stanley Works	2,500	138,325
Whirlpool Corp.	3,100	316,541
		454,866
TOTAL HOUSEHOLD DURABLES		1,310,434
INTERNET & CATALOG RETAIL - 3.6%
Catalog Retail - 1.3%
Liberty Media Corp. New - Interactive Series A (a)	34,700	726,965
Internet Retail - 2.3%
Amazon.com, Inc. (a)	9,900	777,546
Blue Nile, Inc. (a)(d)	5,100	385,611
Orbitz Worldwide, Inc.	6,600	79,728
		1,242,885
TOTAL INTERNET & CATALOG RETAIL		1,969,850
INTERNET SOFTWARE & SERVICES - 2.4%
Internet Software & Services - 2.4%
Google, Inc. Class A (sub. vtg.) (a)	2,200	1,122,000
LoopNet, Inc.	10,200	210,936
		1,332,936
LEISURE EQUIPMENT & PRODUCTS - 0.4%
Photographic Products - 0.4%
Eastman Kodak Co.	8,900	224,725
MEDIA - 27.2%
Advertising - 2.1%
National CineMedia, Inc.	14,800	368,520
Omnicom Group, Inc.	14,900	772,863
		1,141,383
Broadcasting & Cable TV - 7.2%
Citadel Broadcasting Corp.	79	397
Clear Channel Communications, Inc.	18,600	686,340
Comcast Corp. Class A (a)(d)	93,650	2,460,186
Grupo Televisa SA de CV (CPO) sponsored ADR	21,500	542,875
Time Warner Cable, Inc.	7,500	286,650
		3,976,448
Movies & Entertainment - 12.9%
Cinemark Holdings, Inc.	8,600	140,610
Live Nation, Inc. (a)	7,314	145,256
News Corp.:
Class A	82,484	1,742,062
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Movies & Entertainment - continued
News Corp.: - continued
Class B	6,100	$ 138,226
Regal Entertainment Group Class A (d)	35,800	765,762
The Walt Disney Co.	19,500	643,500
Time Warner, Inc.	174,500	3,360,870
Viacom, Inc. Class B (non-vtg.) (a)	4,900	187,670
		7,123,956
Publishing - 5.0%
Getty Images, Inc. (a)	8,000	359,440
McGraw-Hill Companies, Inc.	23,000	1,391,500
R.H. Donnelley Corp. (a)	16,000	1,000,480
		2,751,420
TOTAL MEDIA		14,993,207
MULTILINE RETAIL - 12.5%
Department Stores - 5.8%
JCPenney Co., Inc.	15,000	1,020,600
Macy's, Inc. (d)	17,400	627,618
Nordstrom, Inc. (d)	13,500	642,330
Sears Holdings Corp. (a)	6,600	902,814
		3,193,362
General Merchandise Stores - 6.7%
Family Dollar Stores, Inc.	22,500	666,450
Lojas Americanas SA (PN)	15,000	1,343
Target Corp.	49,900	3,022,443
		3,690,236
TOTAL MULTILINE RETAIL		6,883,598
PERSONAL PRODUCTS - 0.9%
Personal Products - 0.9%
Bare Escentuals, Inc.	16,900	476,749
SPECIALTY RETAIL - 20.8%
Apparel Retail - 4.3%
Abercrombie & Fitch Co. Class A	7,900	552,210
Casual Male Retail Group, Inc. (a)(d)	27,900	285,138
Lululemon Athletica, Inc.	2,200	70,708
Payless ShoeSource, Inc. (a)	16,000	425,920
TJX Companies, Inc.	32,348	897,657
Urban Outfitters, Inc. (a)	5,600	112,336
		2,343,969
Automotive Retail - 0.3%
Penske Auto Group, Inc.	8,600	167,528
Computer & Electronics Retail - 1.0%
Best Buy Co., Inc.	13,006	579,938
Home Improvement Retail - 8.4%
Home Depot, Inc.	92,833	3,450,601

	Shares	Value
Lowe's Companies, Inc.	30,300	$ 848,703
Sherwin-Williams Co.	4,700	327,543
		4,626,847
Homefurnishing Retail - 0.5%
Williams-Sonoma, Inc. (d)	9,800	301,742
Specialty Stores - 6.3%
OfficeMax, Inc.	2,300	75,624
PETsMART, Inc.	31,600	1,021,628
Staples, Inc.	76,938	1,771,113
Tiffany & Co., Inc. (d)	12,100	583,825
		3,452,190
TOTAL SPECIALTY RETAIL		11,472,214
TEXTILES, APPAREL & LUXURY GOODS - 6.4%
Apparel, Accessories & Luxury Goods - 3.6%
Burberry Group PLC	21,600	280,821
Coach, Inc. (a)	29,700	1,350,162
G-III Apparel Group Ltd. (a)	15,600	251,628
Polo Ralph Lauren Corp. Class A	1,500	134,025
		2,016,636
Footwear - 2.8%
Deckers Outdoor Corp. (a)(d)	5,548	571,999
Iconix Brand Group, Inc. (a)	23,100	456,918
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	23,831	495,446
		1,524,363
TOTAL TEXTILES, APPAREL & LUXURY GOODS		3,540,999
TOTAL COMMON STOCKS (Cost $52,268,076)		54,875,387
Money Market Funds - 17.1%

Fidelity Cash Central Fund, 5.38% (b)	532,755	532,755
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	8,872,300	8,872,300
TOTAL MONEY MARKET FUNDS (Cost $9,405,055)		9,405,055
TOTAL INVESTMENT PORTFOLIO - 116.8% (Cost $61,673,131)		64,280,442
NET OTHER ASSETS - (16.8)%		(9,267,662)
NET ASSETS - 100%		$ 55,012,780
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 45,660
Fidelity Securities Lending Cash Central Fund	21,857
Total	$ 67,517

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $8,501,227) - See accompanying schedule: Unaffiliated issuers (cost $52,268,076)	$ 54,875,387
Fidelity Central Funds (cost $9,405,055)	9,405,055
Total Investments (cost $61,673,131)		$ 64,280,442
Receivable for investments sold		336,300
Receivable for fund shares sold		86,725
Dividends receivable		12,762
Distributions receivable from Fidelity Central Funds		4,515
Prepaid expenses		101
Receivable from investment adviser for expense reductions		1,353
Other receivables		311
Total assets		64,722,509

Liabilities
Payable for investments purchased	$ 493,717
Payable for fund shares redeemed	232,011
Accrued management fee	27,523
Distribution fees payable	28,250
Other affiliated payables	16,969
Other payables and accrued expenses	38,959
Collateral on securities loaned, at value	8,872,300
Total liabilities		9,709,729

Net Assets		$ 55,012,780
Net Assets consist of:
Paid in capital		$ 47,542,179
Accumulated net investment loss		(12)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,863,248
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,607,365
Net Assets		$ 55,012,780

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,708,278 ÷ 1,239,964 shares)	$ 15.89

Maximum offering price per share (100/94.25 of $15.89)	$ 16.86
Class T: Net Asset Value and redemption price per share ($14,787,397 ÷ 955,710 shares)	$ 15.47

Maximum offering price per share (100/96.50 of $15.47)	$ 16.03
Class B: Net Asset Value and offering price per share ($11,081,103 ÷ 760,892 shares)A	$ 14.56

Class C: Net Asset Value and offering price per share ($8,051,068 ÷ 551,751 shares)A	$ 14.59

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,384,934 ÷ 84,417 shares)	$ 16.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Discretionary Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends		$ 575,030
Special dividends		258,300
Interest		143
Income from Fidelity Central Funds		67,517
Total income		900,990

Expenses
Management fee	$ 335,937
Transfer agent fees	197,977
Distribution fees	349,171
Accounting and security lending fees	24,539
Custodian fees and expenses	14,306
Independent trustees' compensation	195
Registration fees	61,596
Audit	46,844
Legal	1,064
Miscellaneous	20,962
Total expenses before reductions	1,052,591
Expense reductions	(24,891)	1,027,700
Net investment income (loss)		(126,710)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,082,299
Foreign currency transactions	1,367
Total net realized gain (loss)		8,083,666
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,699,359)
Assets and liabilities in foreign currencies	(49)
Total change in net unrealized appreciation (depreciation)		(1,699,408)
Net gain (loss)		6,384,258
Net increase (decrease) in net assets resulting from operations		$ 6,257,548

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (126,710)	$ (348,612)
Net realized gain (loss)	8,083,666	6,032,685
Change in net unrealized appreciation (depreciation)	(1,699,408)	(6,266,158)
Net increase (decrease) in net assets resulting from operations	6,257,548	(582,085)
Distributions to shareholders from net investment income	(93,265)	-
Distributions to shareholders from net realized gain	(7,904,219)	(441,481)
Total distributions	(7,997,484)	(441,481)
Share transactions - net increase (decrease)	3,157,156	(8,793,822)
Redemption fees	895	4,458
Total increase (decrease) in net assets	1,418,115	(9,812,930)

Net Assets
Beginning of period	53,594,665	63,407,595
End of period (including accumulated net investment loss of $12 and accumulated net investment loss of $20, respectively)	$ 55,012,780	$ 53,594,665

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.39	$ 16.62	$ 14.51	$ 13.71	$ 12.71
Income from Investment Operations
Net investment income (loss) C	.02H	(.04)	(.07)	(.07)	(.04)
Net realized and unrealized gain (loss)	1.83	(.07)	2.71	.87	1.04
Total from investment operations	1.85	(.11)	2.64	.80	1.00
Distributions from net investment income	(.05)	-	-	-	-
Distributions from net realized gain	(2.30)	(.12)	(.53)	-	-
Total distributions	(2.35)	(.12)	(.53)	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 15.89	$ 16.39	$ 16.62	$ 14.51	$ 13.71
Total Return A, B	11.67%	(.69)%	18.85%	5.84%	7.87%
Ratios to Average Net Assets D, F
Expenses before reductions	1.42%	1.42%	1.47%	1.55%	1.70%
Expenses net of fee waivers, if any	1.40%	1.40%	1.44%	1.50%	1.53%
Expenses net of all reductions	1.39%	1.39%	1.42%	1.45%	1.48%
Net investment income (loss)	.11%H	(.23)%	(.45)%	(.50)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,708	$ 16,935	$ 17,887	$ 11,856	$ 9,101
Portfolio turnover rate E	164%	81%	66%	152%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.03	$ 16.29	$ 14.27	$ 13.51	$ 12.57
Income from Investment Operations
Net investment income (loss) C	(.02)H	(.07)	(.11)	(.11)	(.07)
Net realized and unrealized gain (loss)	1.79	(.07)	2.66	.87	1.01
Total from investment operations	1.77	(.14)	2.55	.76	.94
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(2.30)	(.12)	(.53)	-	-
Total distributions	(2.33)	(.12)	(.53)	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 15.47	$ 16.03	$ 16.29	$ 14.27	$ 13.51
Total Return A, B	11.43%	(.89)%	18.52%	5.63%	7.48%
Ratios to Average Net Assets D, F
Expenses before reductions	1.69%	1.69%	1.75%	1.81%	1.87%
Expenses net of fee waivers, if any	1.65%	1.65%	1.69%	1.75%	1.78%
Expenses net of all reductions	1.61%	1.62%	1.67%	1.70%	1.73%
Net investment income (loss)	(.10)%H	(.46)%	(.70)%	(.74)%	(.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,787	$ 14,267	$ 16,782	$ 15,555	$ 13,693
Portfolio turnover rate E	164%	81%	66%	152%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.26	$ 15.60	$ 13.75	$ 13.08	$ 12.22
Income from Investment Operations
Net investment income (loss) C	(.10)H	(.15)	(.17)	(.18)	(.13)
Net realized and unrealized gain (loss)	1.70	(.07)	2.55	.85	.99
Total from investment operations	1.60	(.22)	2.38	.67	.86
Distributions from net realized gain	(2.30)	(.12)	(.53)	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 14.56	$ 15.26	$ 15.60	$ 13.75	$ 13.08
Total Return A, B	10.82%	(1.45)%	17.97%	5.12%	7.04%
Ratios to Average Net Assets D, F
Expenses before reductions	2.20%	2.19%	2.24%	2.29%	2.37%
Expenses net of fee waivers, if any	2.15%	2.15%	2.19%	2.25%	2.25%
Expenses net of all reductions	2.15%	2.14%	2.16%	2.20%	2.19%
Net investment income (loss)	(.64)%H	(.98)%	(1.20)%	(1.25)%	(1.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,081	$ 14,088	$ 18,862	$ 17,302	$ 15,944
Portfolio turnover rate E	164%	81%	66%	152%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.28	$ 15.62	$ 13.77	$ 13.10	$ 12.24
Income from Investment Operations
Net investment income (loss) C	(.10)H	(.15)	(.17)	(.18)	(.13)
Net realized and unrealized gain (loss)	1.71	(.07)	2.55	.85	.99
Total from investment operations	1.61	(.22)	2.38	.67	.86
Distributions from net realized gain	(2.30)	(.12)	(.53)	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 14.59	$ 15.28	$ 15.62	$ 13.77	$ 13.10
Total Return A, B	10.88%	(1.45)%	17.94%	5.11%	7.03%
Ratios to Average Net Assets D, F
Expenses before reductions	2.16%	2.12%	2.17%	2.24%	2.33%
Expenses net of fee waivers, if any	2.15%	2.12%	2.17%	2.24%	2.25%
Expenses net of all reductions	2.15%	2.12%	2.14%	2.19%	2.19%
Net investment income (loss)	(.64)%H	(.95)%	(1.18)%	(1.24)%	(1.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,051	$ 7,160	$ 8,505	$ 6,992	$ 6,759
Portfolio turnover rate E	164%	81%	66%	152%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.07)%.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.82	$ 17.01	$ 14.81	$ 13.95	$ 12.91
Income from Investment Operations
Net investment income (loss) B	.06G	-	(.03)	(.04)	(.01)
Net realized and unrealized gain (loss)	1.89	(.07)	2.76	.90	1.05
Total from investment operations	1.95	(.07)	2.73	.86	1.04
Distributions from net investment income	(.06)	-	-	-	-
Distributions from net realized gain	(2.30)	(.12)	(.53)	-	-
Total distributions	(2.36)	(.12)	(.53)	-	-
Redemption fees added to paid in capital B	- F	- F	- F	- F	- F
Net asset value, end of period	$ 16.41	$ 16.82	$ 17.01	$ 14.81	$ 13.95
Total Return A	12.04%	(.44)%	19.08%	6.16%	8.06%
Ratios to Average Net Assets C, E
Expenses before reductions	1.15%	1.18%	1.26%	1.34%	1.49%
Expenses net of fee waivers, if any	1.15%	1.15%	1.20%	1.25%	1.25%
Expenses net of all reductions	1.14%	1.14%	1.17%	1.20%	1.19%
Net investment income (loss)	.36%G	.02%	(.21)%	(.25)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,385	$ 1,144	$ 1,371	$ 907	$ 766
Portfolio turnover rate D	164%	81%	66%	152%	88%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Consumer Discretionary Fund (the Fund) (formerly Fidelity Advisor Consumer Industries Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,236,199
Unrealized depreciation	(2,682,562)
Net unrealized appreciation (depreciation)	2,553,637
Undistributed ordinary income	2,263,115
Undistributed long-term capital gain	2,180,446

Cost for federal income tax purposes	$ 61,726,805

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 1,304,072	$ -
Long-term Capital Gains	6,693,412	441,481
Total	$ 7,997,484	$ 441,481

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management and Research Company (FMR), are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Consumer Discretionary

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $95,928,114 and $98,746,414, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 50,936	$ 1,685
Class T	.25%	.25%	77,866	232
Class B	.75%	.25%	136,510	102,694
Class C	.75%	.25%	83,859	15,406
			$ 349,171	$ 120,017

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,487
Class T	4,898
Class B*	30,788
Class C*	321
$ 54,494

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 66,087.33
Class T	52,937.34
Class B	46,987.34
Class C	26,162.31
Institutional Class	5,804.32
	$ 197,977

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $417 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $110 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $21,857.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.40%	$ 3,876
Class T	1.65%	5,682
Class B	2.15%	5,982
Class C	2.15%	582
		$ 16,122

Consumer Discretionary

9. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,314 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class T	$ 5,377

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net investment income
Class A	$ 58,649	$ -
Class T	28,339	-
Class C	505	-
Institutional Class	5,772	-
Total	$ 93,265	$ -
From net realized gain
Class A	$ 2,496,425	$ 129,938
Class T	2,054,841	112,178
Class B	2,079,901	130,928
Class C	1,100,868	59,730
Institutional Class	172,184	8,707
Total	$ 7,904,219	$ 441,481

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	540,609	426,479	$ 8,973,622	$ 7,019,654
Reinvestment of distributions	141,640	7,092	2,265,680	116,631
Shares redeemed	(475,746)	(476,405)	(7,950,826)	(7,879,209)
Net increase (decrease)	206,503	(42,834)	$ 3,288,476	$ (742,924)
Class T
Shares sold	188,336	183,824	$ 3,060,088	$ 2,956,227
Reinvestment of distributions	122,934	6,480	1,916,483	104,320
Shares redeemed	(245,736)	(330,058)	(4,018,366)	(5,310,774)
Net increase (decrease)	65,534	(139,754)	$ 958,205	$ (2,250,227)
Class B
Shares sold	83,325	124,427	$ 1,279,468	$ 1,901,339
Reinvestment of distributions	122,770	7,467	1,810,224	114,882
Shares redeemed	(368,667)	(417,847)	(5,659,191)	(6,443,082)
Net increase (decrease)	(162,572)	(285,953)	$ (2,569,499)	$ (4,426,861)
Class C
Shares sold	183,143	103,187	$ 2,817,553	$ 1,601,293
Reinvestment of distributions	59,948	3,123	885,827	48,106
Shares redeemed	(159,811)	(182,363)	(2,453,389)	(2,814,524)
Net increase (decrease)	83,280	(76,053)	$ 1,249,991	$ (1,165,125)
Institutional Class
Shares sold	116,522	14,460	$ 1,988,792	$ 246,044
Reinvestment of distributions	8,916	433	146,867	7,305
Shares redeemed	(109,046)	(27,416)	(1,905,676)	(462,034)
Net increase (decrease)	16,392	(12,523)	$ 229,983	$ (208,685)

Consumer Discretionary

Advisor Electronics Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Life of fundA
Institutional Class	23.83%	10.68%	-1.09%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Electronics Fund

Management's Discussion of Fund Performance

Comments from Christopher Lee and Paul Jackson, Co-Portfolio Managers of Fidelity® Advisor Electronics Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 23.44%, 23.18%, 22.54% and 22.57%, respectively (excluding sales charges), trailing both the 25.06% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Semiconductors & Semiconductor Equipment Index and the 26.21% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. Over the same 12-month period, the fund beat the S&P 500. The fund considerably lagged the Goldman Sachs index during the first two months of the period, when unfavorable stock selection in the fund's core segment of semiconductors was the primary negative factor. Having no exposure to the strong-performing communications equipment and systems software groups also hurt, as did an overweighting in the technology distributors segment. Among individual holdings, an out-of-index position in United Kingdom-based CSR, a maker of semiconductors used in wireless networking, was a major detractor, as it was weighed down by higher-than-expected inventories. Having no stake in networking equipment manufacturer Cisco Systems, a key index component that did well, also dampened performance. On the plus side, our picks in electronic manufacturing services aided performance, as did not having exposure to two underperforming groups: data processing/outsourced services and Internet software/services. Performance particularly benefited from our position in Broadcom, a chip maker for cellular handsets and digital televisions. The stock rebounded after getting pounded earlier in the year, as the company made progress toward settling its stock options backdating issues with regulators and industry fundamentals improved. During the last 10 months of the period, the fund topped the MSCI index. Stock picking in technology distributors had by far the most positive impact, along with an underweighting and timely picks in the semiconductor group. Distributors Arrow Electronics and Avnet - out-of-index holdings - each added about two percentage points to the fund's relative results, riding a cyclical recovery in the semiconductor food chain. Underweighting Advanced Micro Devices, a maker of personal computer (PC) microprocessors, proved timely, as the company lost market share to larger rival Intel. Conversely, unrewarding stock selection in the diversified communications and professional services area - specifically Arrowhead Research, a nanotechnology company - was the main drag on performance versus the MSCI index. The fund's results were further undermined by Vimicro International, a non-index maker of chips for PCs, camera sensors and the like. Competition hurt the company's pricing power. Underweighting strong-performing index component MEMC Electronic Materials detracted as well, along with the fund's modest cash position. Some stocks mentioned in this report were sold by period end.

During the past year, the fund's Institutional Class shares returned 23.83%, trailing both the 25.06% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Semiconductors & Semiconductor Equipment Index and the 26.21% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. Over the same 12-month period, the fund beat the S&P 500. The fund considerably lagged the Goldman Sachs index during the first two months of the period, when unfavorable stock selection in the fund's core segment of semiconductors was the primary negative factor. Having no exposure to the strong-performing communications equipment and systems software groups also hurt, as did an overweighting in the technology distributors segment. Among individual holdings, an out-of-index position in United Kingdom-based CSR, a maker of semiconductors used in wireless networking, was a major detractor, as it was weighed down by higher-than-expected inventories. Having no stake in networking equipment manufacturer Cisco Systems, a key index component that did well, also dampened performance. On the plus side, our picks in electronic manufacturing services aided performance, as did not having exposure to two underperforming groups: data processing/outsourced services and Internet software/services. Performance particularly benefited from our position in Broadcom, a chip maker for cellular handsets and digital televisions. The stock rebounded after getting pounded earlier in the year, as the company made progress toward settling its stock options backdating issues with regulators and industry fundamentals improved. During the last 10 months of the period, the fund topped the MSCI index. Stock picking in technology distributors had by far the most positive impact, along with an underweighting and timely picks in the semiconductor group. Distributors Arrow Electronics and Avnet - out-of-index holdings - each added about two percentage points to the fund's relative results, riding a cyclical recovery in the semiconductor food chain. Underweighting Advanced Micro Devices, a maker of personal computer (PC) microprocessors, proved timely, as the company lost market share to larger rival Intel. Conversely, unrewarding stock selection in the diversified communications and professional services area - specifically Arrowhead Research, a nanotechnology company - was the main drag on performance versus the MSCI index. The fund's results were further undermined by Vimicro International, a non-index maker of chips for PCs, camera sensors and the like. Competition hurt the company's pricing power. Underweighting strong-performing index component MEMC Electronic Materials detracted as well, along with the fund's modest cash position. Some stocks mentioned in this report were sold by period end.

Annual Report

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Technology Index, which returned 12.15% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Semiconductors & Semiconductor Equipment Index, which returned 12.54% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 26.21%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Electronics

Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,085.80	$ 7.24
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 1,084.50	$ 8.53
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 1,083.40	$ 11.11
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 1,082.20	$ 11.10
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class
Actual	$ 1,000.00	$ 1,087.70	$ 5.95
HypotheticalA	$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	1.15%

Annual Report

Advisor Electronics Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	18.8	7.2
Broadcom Corp. Class A	5.9	3.1
Maxim Integrated Products, Inc.	5.5	5.0
Applied Materials, Inc.	5.0	5.8
Marvell Technology Group Ltd.	4.8	4.8
Texas Instruments, Inc.	4.2	3.5
Arrowhead Research Corp.	3.6	0.0
Analog Devices, Inc.	3.5	3.2
National Semiconductor Corp.	3.0	4.5
Advanced Micro Devices, Inc.	2.8	0.0
	57.1
Top Industries (% of fund's net assets)
As of July 31, 2007
Semiconductors & Semiconductor Equipment	85.2%
Commercial Services & Supplies	4.6%
Electronic Equipment & Instruments	3.6%
Communications Equipment	2.0%
Chemicals	1.3%
All Others*	3.3%

As of January 31, 2007
Semiconductors & Semiconductor Equipment	78.8%
Electronic Equipment & Instruments	15.0%
All Others*	6.2%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Electronics Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
CAPITAL MARKETS - 0.6%
Asset Management & Custody Banks - 0.3%
Harris & Harris Group, Inc. (a)	10,052	$ 100,419
Diversified Capital Markets - 0.1%
Indochina Capital Vietnam Holdings Ltd.	3,200	29,360
Investment Banking & Brokerage - 0.2%
REXCAPITAL Financial Holdings Ltd. (a)	375,000	56,321
TOTAL CAPITAL MARKETS		186,100
CHEMICALS - 1.3%
Specialty Chemicals - 1.3%
Nanophase Technologies Corp. (a)	28,000	183,120
Nitto Denko Corp.	900	47,219
Tokuyama Corp.	3,000	43,571
Wacker Chemie AG	400	98,795
		372,705
COMMERCIAL SERVICES & SUPPLIES - 4.6%
Diversified Commercial & Professional Services - 4.6%
Arrowhead Research Corp. (a)	22,900	103,279
Arrowhead Research Corp. (a)(c)	259,516	1,053,375
Arrowhead Research Corp. warrants 5/21/17 (a)(c)	64,879	179,616
		1,336,270
COMMUNICATIONS EQUIPMENT - 2.0%
Communications Equipment - 2.0%
AAC Acoustic Technology Holdings, Inc. (a)	34,000	40,264
Alcatel-Lucent SA sponsored ADR	9,300	107,880
China Techfaith Wireless Communication Technology Ltd. sponsored ADR (a)	10,603	51,000
Foxconn International Holdings Ltd. (a)	68,000	194,689
Nokia Corp. sponsored ADR	3,600	103,104
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	2,300	86,043
		582,980
COMPUTERS & PERIPHERALS - 0.7%
Computer Storage & Peripherals - 0.7%
SanDisk Corp. (a)	3,400	182,342
STEC, Inc. (a)	4,400	32,340
		214,682
ELECTRICAL EQUIPMENT - 1.0%
Electrical Components & Equipment - 1.0%
Evergreen Solar, Inc. (a)	16,900	140,777
Neo-Neon Holdings Ltd.	26,000	53,122
Q-Cells AG (a)	500	44,266
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	1,300	52,429
		290,594

	Shares	Value
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.6%
Electronic Equipment & Instruments - 0.8%
LG.Philips LCD Co. Ltd. sponsored ADR (a)	4,000	$ 92,440
Motech Industries, Inc.	4,000	49,986
Murata Manufacturing Co. Ltd.	400	29,885
Nidec Corp.	700	46,337
		218,648
Electronic Manufacturing Services - 1.7%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	43,000	356,488
Jabil Circuit, Inc.	6,900	155,457
		511,945
Technology Distributors - 1.1%
Arrow Electronics, Inc. (a)	5,900	225,498
Wolfson Microelectronics PLC (a)	14,500	82,180
		307,678
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		1,038,271
MEDIA - 0.2%
Broadcasting & Cable TV - 0.2%
JumpTV, Inc.	18,000	63,279
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 85.2%
Semiconductor Equipment - 13.1%
Applied Materials, Inc.	65,800	1,450,232
ASML Holding NV (NY Shares) (a)	8,500	251,260
Eagle Test Systems, Inc. (a)	10,200	152,898
Entegris, Inc. (a)	2,500	26,950
FormFactor, Inc. (a)	5,550	213,065
Greatek Electronics, Inc.	21,000	35,652
KLA-Tencor Corp.	4,290	243,629
MEMC Electronic Materials, Inc. (a)	11,500	705,180
PDF Solutions, Inc. (a)	1,700	18,853
Tessera Technologies, Inc. (a)	5,100	209,763
Topco Scientific Co. Ltd.	12,000	34,015
Varian Semiconductor Equipment Associates, Inc. (a)	8,500	399,500
Verigy Ltd.	3,700	90,502
		3,831,499
Semiconductors - 72.1%
Advanced Analog Technology, Inc.	5,000	49,224
Advanced Analogic Technologies, Inc. (a)	7,800	69,264
Advanced Micro Devices, Inc. (a)	60,300	816,462
Advanced Semiconductor Engineering, Inc. sponsored ADR (a)	22,200	145,632
Altera Corp.	29,700	689,040
Analog Devices, Inc.	28,650	1,015,643
ARM Holdings PLC sponsored ADR	16,500	146,850
Atheros Communications, Inc. (a)	5,000	139,400
Atmel Corp. (a)	50,600	272,734
Broadcom Corp. Class A (a)	52,700	1,729,087
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Cavium Networks, Inc.	1,700	$ 40,375
Diodes, Inc. (a)	7,500	199,275
Epistar Corp.	8,000	41,452
Fairchild Semiconductor International, Inc. (a)	13,600	248,200
Global Mixed-Mode Tech, Inc.	11,500	125,309
Himax Technologies, Inc. sponsored ADR (a)	12,600	64,386
Hittite Microwave Corp. (a)	5,000	201,100
Ikanos Communications, Inc. (a)	6,100	43,920
Infineon Technologies AG sponsored ADR (a)	13,500	220,995
Intel Corp.	234,090	5,529,208
Intersil Corp. Class A	12,200	356,850
Lattice Semiconductor Corp. (a)	16,900	79,937
Linear Technology Corp.	1,900	67,735
LSI Corp. (a)	50,700	365,040
Marvell Technology Group Ltd. (a)	78,900	1,420,200
Maxim Integrated Products, Inc.	51,000	1,616,700
Microchip Technology, Inc.	900	32,679
Micron Technology, Inc. (a)	15,300	181,611
Mindspeed Technologies, Inc. (a)	16,400	29,848
National Semiconductor Corp.	33,920	881,581
NVIDIA Corp. (a)	8,100	370,656
ON Semiconductor Corp. (a)	35,100	414,882
ProMOS Technologies, Inc. (a)	172,000	66,841
Richtek Technology Corp.	10,350	148,425
Samsung Electronics Co. Ltd.	150	99,025
Semtech Corp. (a)	10,200	165,750
Silicon Laboratories, Inc. (a)	9,000	313,470
Siliconware Precision Industries Co. Ltd. sponsored ADR	7,545	72,734
SiRF Technology Holdings, Inc. (a)	7,700	180,488
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	25,223	256,013
Texas Instruments, Inc.	35,100	1,235,169
Volterra Semiconductor Corp. (a)	25,000	287,250
Xilinx, Inc.	29,700	742,500
		21,172,940
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		25,004,439

	Shares	Value
SOFTWARE - 0.8%
Home Entertainment Software - 0.8%
Nintendo Co. Ltd.	500	$ 245,000
TOTAL COMMON STOCKS (Cost $30,682,265)		29,334,320
Money Market Funds - 0.4%

Fidelity Cash Central Fund, 5.38% (b) (Cost $128,513)	128,513	128,513
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $30,810,778)		29,462,833
NET OTHER ASSETS - (0.4)%		(118,875)
NET ASSETS - 100%		$ 29,343,958
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,232,991 or 4.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arrowhead Research Corp.	5/18/07	$ 1,265,060
Arrowhead Research Corp. warrants 5/21/17	5/18/07	$ 234,942
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 50,342
Fidelity Securities Lending Cash Central Fund	11,432
Total	$ 61,774
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.1%
Bermuda	4.8%
Taiwan	4.7%
Japan	1.5%
Cayman Islands	1.4%
Germany	1.2%
Others (individually less than 1%)	4.3%
100.0%
Income Tax Information
At July 31, 2007, the fund had a capital loss carryforward of approximately $7,319,181 of which $4,774,109, $2,265,871 and $279,201 will expire on July 31, 2011, 2012 and 2013, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $30,682,265)	$ 29,334,320
Fidelity Central Funds (cost $128,513)	128,513
Total Investments (cost $30,810,778)		$ 29,462,833
Receivable for investments sold		139,730
Receivable for fund shares sold		12,696
Dividends receivable		12,509
Distributions receivable from Fidelity Central Funds		753
Prepaid expenses		59
Receivable from investment adviser for expense reductions		1,707
Other receivables		821
Total assets		29,631,108

Liabilities
Payable to custodian bank	$ 41,500
Payable for investments purchased	116,720
Payable for fund shares redeemed	52,835
Accrued management fee	14,379
Distribution fees payable	16,564
Other affiliated payables	8,691
Other payables and accrued expenses	36,461
Total liabilities		287,150

Net Assets		$ 29,343,958
Net Assets consist of:
Paid in capital		$ 38,300,340
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,608,443)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,347,939)
Net Assets		$ 29,343,958

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,551,071 ÷ 828,426 shares)	$ 9.11

Maximum offering price per share (100/94.25 of $9.11)	$ 9.67
Class T: Net Asset Value and redemption price per share ($8,102,519 ÷ 902,037 shares)	$ 8.98

Maximum offering price per share (100/96.50 of $8.98)	$ 9.31
Class B: Net Asset Value and offering price per share ($4,572,148 ÷ 525,755 shares)A	$ 8.70

Class C: Net Asset Value and offering price per share ($8,388,552 ÷ 965,480 shares)A	$ 8.69

Institutional Class: Net Asset Value, offering price and redemption price per share ($729,668 ÷ 78,465 shares)	$ 9.30

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Electronics Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007
Investment Income
Dividends		$ 255,984
Interest		1,668
Income from Fidelity Central Funds		61,774
Total income		319,426

Expenses
Management fee	$ 173,257
Transfer agent fees	107,153
Distribution fees	195,950
Accounting and security lending fees	13,516
Custodian fees and expenses	17,432
Independent trustees' compensation	102
Registration fees	48,905
Audit	47,967
Legal	669
Miscellaneous	10,871
Total expenses before reductions	615,822
Expense reductions	(69,851)	545,971
Net investment income (loss)		(226,545)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,563,969
Foreign currency transactions	(1,742)
Total net realized gain (loss)		4,562,227
Change in net unrealized appreciation (depreciation) on: Investment securities	2,119,333
Assets and liabilities in foreign currencies	(68)
Total change in net unrealized appreciation (depreciation)		2,119,265
Net gain (loss)		6,681,492
Net increase (decrease) in net assets resulting from operations		$ 6,454,947

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (226,545)	$ (355,473)
Net realized gain (loss)	4,562,227	3,613,218
Change in net unrealized appreciation (depreciation)	2,119,265	(6,280,048)
Net increase (decrease) in net assets resulting from operations	6,454,947	(3,022,303)
Share transactions - net increase (decrease)	(7,957,827)	(10,537,180)
Redemption fees	878	3,363
Total increase (decrease) in net assets	(1,502,002)	(13,556,120)

Net Assets
Beginning of period	30,845,960	44,402,080
End of period	$ 29,343,958	$ 30,845,960

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.38	$ 8.04	$ 6.58	$ 6.59	$ 5.57
Income from Investment Operations
Net investment income (loss) C	(.03)	(.04)	(.07)	(.09)	(.06)
Net realized and unrealized gain (loss)	1.76	(.62)	1.53	.08	1.07
Total from investment operations	1.73	(.66)	1.46	(.01)	1.01
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 9.11	$ 7.38	$ 8.04	$ 6.58	$ 6.59
Total Return A, B	23.44%	(8.21)%	22.19%	(.15)%	18.31%
Ratios to Average Net Assets D, F
Expenses before reductions	1.60%	1.50%	1.59%	1.55%	1.89%
Expenses net of fee waivers, if any	1.40%	1.40%	1.45%	1.50%	1.50%
Expenses net of all reductions	1.38%	1.36%	1.38%	1.48%	1.46%
Net investment income (loss)	(.35)%	(.52)%	(.96)%	(1.15)%	(1.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,551	$ 7,916	$ 11,397	$ 8,374	$ 8,116
Portfolio turnover rate E	97%	95%	128%	84%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.29	$ 7.96	$ 6.53	$ 6.56	$ 5.55
Income from Investment Operations
Net investment income (loss) C	(.05)	(.06)	(.08)	(.11)	(.07)
Net realized and unrealized gain (loss)	1.74	(.61)	1.51	.08	1.07
Total from investment operations	1.69	(.67)	1.43	(.03)	1.00
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 8.98	$ 7.29	$ 7.96	$ 6.53	$ 6.56
Total Return A, B	23.18%	(8.42)%	21.90%	(.46)%	18.20%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.82%	1.89%	1.83%	2.14%
Expenses net of fee waivers, if any	1.65%	1.65%	1.69%	1.75%	1.75%
Expenses net of all reductions	1.64%	1.61%	1.61%	1.72%	1.71%
Net investment income (loss)	(.60)%	(.77)%	(1.20)%	(1.39)%	(1.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,103	$ 9,048	$ 12,085	$ 15,445	$ 14,362
Portfolio turnover rate E	97%	95%	128%	84%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.10	$ 7.78	$ 6.42	$ 6.48	$ 5.52
Income from Investment Operations
Net investment income (loss) C	(.09)	(.10)	(.12)	(.14)	(.10)
Net realized and unrealized gain (loss)	1.69	(.58)	1.48	.08	1.06
Total from investment operations	1.60	(.68)	1.36	(.06)	.96
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 8.70	$ 7.10	$ 7.78	$ 6.42	$ 6.48
Total Return A, B	22.54%	(8.74)%	21.18%	(.93)%	17.39%
Ratios to Average Net Assets D, F
Expenses before reductions	2.36%	2.29%	2.41%	2.41%	2.76%
Expenses net of fee waivers, if any	2.15%	2.15%	2.21%	2.25%	2.25%
Expenses net of all reductions	2.13%	2.11%	2.13%	2.23%	2.21%
Net investment income (loss)	(1.10)%	(1.27)%	(1.72)%	(1.90)%	(1.83)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,572	$ 6,123	$ 8,963	$ 8,498	$ 11,335
Portfolio turnover rate E	97%	95%	128%	84%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.09	$ 7.77	$ 6.41	$ 6.47	$ 5.51
Income from Investment Operations
Net investment income (loss) C	(.09)	(.10)	(.11)	(.14)	(.10)
Net realized and unrealized gain (loss)	1.69	(.58)	1.47	.08	1.06
Total from investment operations	1.60	(.68)	1.36	(.06)	.96
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 8.69	$ 7.09	$ 7.77	$ 6.41	$ 6.47
Total Return A, B	22.57%	(8.75)%	21.22%	(.93)%	17.42%
Ratios to Average Net Assets D, F
Expenses before reductions	2.34%	2.26%	2.31%	2.24%	2.52%
Expenses net of fee waivers, if any	2.15%	2.15%	2.18%	2.24%	2.25%
Expenses net of all reductions	2.13%	2.11%	2.11%	2.21%	2.21%
Net investment income (loss)	(1.10)%	(1.27)%	(1.69)%	(1.88)%	(1.83)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,389	$ 7,009	$ 11,058	$ 12,322	$ 13,061
Portfolio turnover rate E	97%	95%	128%	84%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 7.51	$ 8.15	$ 6.65	$ 6.64	$ 5.60
Income from Investment Operations
Net investment income (loss) B	(.01)	(.02)	(.05)	(.06)	(.04)
Net realized and unrealized gain (loss)	1.80	(.62)	1.55	.07	1.07
Total from investment operations	1.79	(.64)	1.50	.01	1.03
Redemption fees added to paid in capital B	- F	- F	- F	- F	.01
Net asset value, end of period	$ 9.30	$ 7.51	$ 8.15	$ 6.65	$ 6.64
Total Return A	23.83%	(7.85)%	22.56%	.15%	18.57%
Ratios to Average Net Assets C, E
Expenses before reductions	1.26%	1.11%	1.16%	1.12%	1.46%
Expenses net of fee waivers, if any	1.15%	1.11%	1.16%	1.12%	1.25%
Expenses net of all reductions	1.13%	1.07%	1.08%	1.09%	1.21%
Net investment income (loss)	(.10)%	(.23)%	(.67)%	(.76)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 730	$ 750	$ 899	$ 687	$ 625
Portfolio turnover rate D	97%	95%	128%	84%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM) an affiliate of, FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,577,796
Unrealized depreciation	(3,215,000)
Net unrealized appreciation (depreciation)	(1,637,204)
Capital loss carryforward	(7,319,181)

Cost for federal income tax purposes	$ 31,100,037

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Electronics

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $29,088,126 and $36,888,144, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 20,055	$ 302
Class T	.25%	.25%	43,948	162
Class B	.75%	.25%	53,350	40,094
Class C	.75%	.25%	78,597	9,924
			$ 195,950	$ 50,482

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,222
Class T	2,154
Class B*	20,244
Class C*	711
$ 24,331

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 27,063.34
Class T	33,021.38
Class B	18,328.34
Class C	26,602.34
Institutional Class	2,139.25
	$ 107,153

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $858 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $58 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $11,432.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.40%	$ 16,383
Class T	1.65%	21,401
Class B	2.15%	11,365
Class C	2.15%	14,831
Institutional Class	1.15%	944
		$ 64,924

Electronics

9. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,272 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	172,908	435,594	$ 1,452,847	$ 3,620,302
Shares redeemed	(416,578)	(781,896)	(3,518,739)	(6,327,084)
Net increase (decrease)	(243,670)	(346,302)	$ (2,065,892)	$ (2,706,782)
Class T
Shares sold	96,013	251,455	$ 811,586	$ 2,041,805
Shares redeemed	(434,383)	(529,920)	(3,616,000)	(4,209,309)
Net increase (decrease)	(338,370)	(278,465)	$ (2,804,414)	$ (2,167,504)
Class B
Shares sold	33,257	89,856	$ 271,410	$ 712,048
Shares redeemed	(370,189)	(378,696)	(3,005,497)	(2,960,769)
Net increase (decrease)	(336,932)	(288,840)	$ (2,734,087)	$ (2,248,721)
Class C
Shares sold	354,933	184,474	$ 2,907,179	$ 1,462,697
Shares redeemed	(378,058)	(618,382)	(3,063,507)	(4,840,037)
Net increase (decrease)	(23,125)	(433,908)	$ (156,328)	$ (3,377,340)
Institutional Class
Shares sold	23,807	66,399	$ 203,253	$ 577,320
Shares redeemed	(45,136)	(76,867)	(400,359)	(614,153)
Net increase (decrease)	(21,329)	(10,468)	$ (197,106)	$ (36,833)

Annual Report

Advisor Energy Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	22.47%	27.81%	13.78%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Energy Fund - Institutional Class on July 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Energy Fund

Management's Discussion of Fund Performance

Comments from John Dowd, Portfolio Manager of Fidelity® Advisor Energy Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

For the 12 months that ended July 31, 2007, the fund's Class A, Class T, Class B and Class C shares returned 22.08%, 21.84%, 21.18% and 21.22%, respectively (excluding sales charges), versus a gain of 21.20% for the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Energy Index and a 20.14% advance for a blended index specific to this fund. The blended index is a combination of the Goldman Sachs® Natural Resources Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's remaining 10 months1. During the same 12-month period, the fund also beat the S&P 500. The fund slightly underperformed the Goldman Sachs benchmark during the first two months of the period, largely due to underweighted positions in the strong-performing integrated oil companies, including Exxon Mobil and Chevron. Overweighting several companies with sizable natural gas exposure - including Ultra Petroleum in the exploration and production (E&P) arena, and Smith International, National Oilwell Varco and Halliburton in energy services - also hurt when natural gas prices declined. A position in refiner Valero Energy also detracted. On the flip side, several out-of-index stocks provided gains, including Oregon Steel Mills and fertilizer manufacturer Mosaic. Among index components, overweighting Canadian aluminum producer Novelis boosted performance, as did underweighting or not owning the more commodity-price-sensitive integrated oil companies, such as ConocoPhillips, Hess and Marathon Oil. We sold several of these stocks. During the final 10 months of the period, the fund outperformed the MSCI index largely due to solid stock selection and overweighted positions in the oil and gas drilling and oil and gas equipment/services segments. Top performers in these areas included oil-rig manufacturer National Oilwell Varco and offshore oil and gas driller Noble Corp. A non-index position in Danish wind turbine manufacturer Vestas Wind Systems also helped, as did an overweighted position in natural gas producer Range Resources. On the other hand, the fund was hurt by underweighting strong-performing, large integrated oil companies such as Chevron. Positions in several oil and gas E&P companies, including Ultra Petroleum and Plains Exploration & Production, lagged due to their exposure to natural gas prices, which remained relatively flat overall. Oil-field services provider Baker Hughes also detracted from returns.

For the 12 months that ended July 31, 2007, the fund's Institutional Class shares returned 22.47%, outperforming the 21.20% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Energy Index and the 20.14% advance of a blended index specific to this fund. The blended index is a combination of the Goldman Sachs® Natural Resources Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's remaining 10 months1. During the same 12-month period, the fund also beat the S&P 500. The fund slightly underperformed the Goldman Sachs benchmark during the first two months of the period, largely due to underweighted positions in the strong-performing integrated oil companies, including Exxon Mobil and Chevron. Overweighting several companies with sizable natural gas exposure - including Ultra Petroleum in the exploration and production (E&P) arena, and Smith International, National Oilwell Varco and Halliburton in energy services - also hurt when natural gas prices declined. A position in refiner Valero Energy also detracted. On the flip side, several out-of-index stocks provided gains, including Oregon Steel Mills and fertilizer manufacturer Mosaic. Among index components, overweighting Canadian aluminum producer Novelis boosted performance, as did underweighting or not owning the more commodity-price-sensitive integrated oil companies, such as ConocoPhillips, Hess and Marathon Oil. We sold several of these stocks. During the final 10 months of the period, the fund outperformed the MSCI index largely due to solid stock selection and overweighted positions in the oil and gas drilling and oil and gas equipment/services segments. Top performers in these areas included oil-rig manufacturer National Oilwell Varco and offshore oil and gas driller Noble Corp. A non-index position in Danish wind turbine manufacturer Vestas Wind Systems also helped, as did an overweighted position in natural gas producer Range Resources. On the other hand, the fund was hurt by underweighting strong-performing, large integrated oil companies such as Chevron. Positions in several oil and gas E&P companies, including Ultra Petroleum and Plains Exploration & Production, lagged due to their exposure to natural gas prices, which remained relatively flat overall. Oil-field services provider Baker Hughes also detracted from returns.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Natural Resources Index, which returned -8.26% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Energy Index, which returned 30.96% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 20.14%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Energy Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,220.10	$ 6.33
HypotheticalA	$ 1,000.00	$ 1,019.09	$ 5.76
Class T
Actual	$ 1,000.00	$ 1,219.00	$ 7.48
HypotheticalA	$ 1,000.00	$ 1,018.05	$ 6.81
Class B
Actual	$ 1,000.00	$ 1,215.50	$ 10.49
HypotheticalA	$ 1,000.00	$ 1,015.32	$ 9.54
Class C
Actual	$ 1,000.00	$ 1,215.80	$ 10.27
HypotheticalA	$ 1,000.00	$ 1,015.52	$ 9.35
Institutional Class
Actual	$ 1,000.00	$ 1,222.10	$ 4.68
HypotheticalA	$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.15%
Class T	1.36%
Class B	1.91%
Class C	1.87%
Institutional Class	.85%

Annual Report

Advisor Energy Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	15.1	7.7
Schlumberger Ltd. (NY Shares)	7.4	5.7
Valero Energy Corp.	6.9	7.6
ConocoPhillips	5.6	6.9
National Oilwell Varco, Inc.	5.6	3.3
Range Resources Corp.	3.8	3.8
Chevron Corp.	3.3	7.6
Ultra Petroleum Corp.	3.2	3.6
Cabot Oil & Gas Corp.	2.6	2.2
Transocean, Inc.	2.4	1.5
	55.9
Top Industries (% of fund's net assets)
As of July 31, 2007
Oil, Gas & Consumable Fuels	63.4%
Energy Equipment & Services	32.2%
Electrical Equipment	1.5%
Construction & Engineering	1.0%
Industrial Conglomerates	0.4%
All Others*	1.5%

As of January 31, 2007
Oil, Gas & Consumable Fuels	60.0%
Energy Equipment & Services	35.4%
Electrical Equipment	1.5%
Machinery	1.3%
Construction & Engineering	0.9%
All Others*	0.9%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Energy Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Fuel Tech, Inc. (a)(d)	16,062	$ 449,254
CONSTRUCTION & ENGINEERING - 1.0%
Construction & Engineering - 1.0%
Chicago Bridge & Iron Co. NV (NY Shares)	20,400	828,240
Fluor Corp.	16,200	1,871,262
Jacobs Engineering Group, Inc. (a)	103,400	6,372,542
		9,072,044
ELECTRICAL EQUIPMENT - 1.5%
Electrical Components & Equipment - 0.1%
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	15,700	633,181
Heavy Electrical Equipment - 1.4%
Suzlon Energy Ltd.	73,040	2,309,965
Vestas Wind Systems AS (a)	164,200	11,112,039
		13,422,004
TOTAL ELECTRICAL EQUIPMENT		14,055,185
ENERGY EQUIPMENT & SERVICES - 32.2%
Oil & Gas Drilling - 10.1%
Diamond Offshore Drilling, Inc.	197,200	20,347,096
GlobalSantaFe Corp.	211,500	15,166,665
Noble Corp.	216,700	22,203,082
Pride International, Inc. (a)	370,000	12,968,500
Transocean, Inc. (a)	206,800	22,220,660
		92,906,003
Oil & Gas Equipment & Services - 22.1%
Baker Hughes, Inc.	229,150	18,114,308
Cameron International Corp. (a)	40,700	3,174,600
FMC Technologies, Inc. (a)	29,100	2,663,232
Grant Prideco, Inc. (a)	41,100	2,305,710
Halliburton Co.	178,700	6,436,774
Hanover Compressor Co. (a)	95,000	2,263,850
National Oilwell Varco, Inc. (a)	425,032	51,050,594
Oceaneering International, Inc. (a)	93,200	5,234,112
Schlumberger Ltd. (NY Shares)	715,500	67,772,160
Smith International, Inc.	331,927	20,383,637
Superior Energy Services, Inc. (a)	188,100	7,584,192
Universal Compression Holdings, Inc. (a)	31,400	2,293,456
W-H Energy Services, Inc. (a)	74,400	4,767,552
Weatherford International Ltd. (a)	158,000	8,742,140
		202,786,317
TOTAL ENERGY EQUIPMENT & SERVICES		295,692,320
GAS UTILITIES - 0.1%
Gas Utilities - 0.1%
Questar Corp.	19,400	998,906

	Shares	Value
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.3%
Independent Power Producers & Energy Traders - 0.3%
AES Corp. (a)	41,400	$ 813,510
Constellation Energy Group, Inc.	10,400	871,520
NRG Energy, Inc. (a)	21,900	844,245
		2,529,275
INDUSTRIAL CONGLOMERATES - 0.4%
Industrial Conglomerates - 0.4%
McDermott International, Inc. (a)	38,900	3,226,366
MULTI-UTILITIES - 0.3%
Multi-Utilities - 0.3%
Sempra Energy	52,200	2,751,984
OIL, GAS & CONSUMABLE FUELS - 63.4%
Coal & Consumable Fuels - 2.7%
Arch Coal, Inc. (d)	163,385	4,883,578
CONSOL Energy, Inc.	248,259	10,339,987
Foundation Coal Holdings, Inc.	25,200	878,220
International Coal Group, Inc. (a)	15,000	60,900
Natural Resource Partners LP	4,700	175,310
Peabody Energy Corp.	209,700	8,861,922
		25,199,917
Integrated Oil & Gas - 29.6%
Chevron Corp. (d)	355,256	30,289,127
ConocoPhillips	636,838	51,481,984
Exxon Mobil Corp.	1,634,598	139,153,327
Hess Corp.	175,700	10,752,840
Marathon Oil Corp.	232,600	12,839,520
Occidental Petroleum Corp.	257,100	14,582,712
Petroleo Brasileiro SA Petrobras sponsored ADR	110,800	7,190,920
Suncor Energy, Inc.	60,100	5,434,185
		271,724,615
Oil & Gas Exploration & Production - 20.4%
Aurora Oil & Gas Corp. (a)	310,900	609,364
Cabot Oil & Gas Corp.	699,000	23,905,800
Canadian Natural Resources Ltd.	34,400	2,360,949
Chesapeake Energy Corp. (d)	524,700	17,860,788
EOG Resources, Inc.	261,300	18,317,130
Goodrich Petroleum Corp. (a)	10,300	309,927
Mariner Energy, Inc. (a)	34,210	722,857
Newfield Exploration Co. (a)	40,600	1,950,830
Noble Energy, Inc.	89,500	5,472,030
Petrohawk Energy Corp. (a)	316,500	4,744,335
Plains Exploration & Production Co. (a)	268,800	11,614,848
Quicksilver Resources, Inc. (a)	258,450	10,885,914
Range Resources Corp.	930,227	34,548,631
Talisman Energy, Inc.	154,800	2,831,300
Ultra Petroleum Corp. (a)	526,700	29,121,243
W&T Offshore, Inc.	88,000	2,060,960
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Western Oil Sands, Inc. Class A (a)	79,000	$ 2,763,926
XTO Energy, Inc.	325,800	17,765,874
		187,846,706
Oil & Gas Refining & Marketing - 8.8%
Petroplus Holdings AG	11,817	1,140,884
Sunoco, Inc.	162,200	10,821,984
Tesoro Corp.	101,800	5,069,640
Valero Energy Corp.	946,048	63,394,676
		80,427,184
Oil & Gas Storage & Transport - 1.9%
Williams Companies, Inc.	539,977	17,414,258
TOTAL OIL, GAS & CONSUMABLE FUELS		582,612,680
TOTAL COMMON STOCKS (Cost $628,731,257)		911,388,014
Money Market Funds - 5.8%

Fidelity Cash Central Fund, 5.38% (b)	11,325,628	11,325,628
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	42,209,550	42,209,550
TOTAL MONEY MARKET FUNDS (Cost $53,535,178)		53,535,178
TOTAL INVESTMENT PORTFOLIO - 105.0% (Cost $682,266,435)		964,923,192
NET OTHER ASSETS - (5.0)%		(45,906,810)
NET ASSETS - 100%		$ 919,016,382
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 301,787
Fidelity Securities Lending Cash Central Fund	87,241
Total	$ 389,028
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.0%
Netherlands Antilles	7.4%
Canada	4.6%
Cayman Islands	4.2%
Denmark	1.2%
Others (individually less than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Energy

Advisor Energy Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $41,090,448) - See accompanying schedule: Unaffiliated issuers (cost $628,731,257)	$ 911,388,014
Fidelity Central Funds (cost $53,535,178)	53,535,178
Total Investments (cost $682,266,435)		$ 964,923,192
Receivable for fund shares sold		1,380,234
Dividends receivable		268,751
Distributions receivable from Fidelity Central Funds		42,212
Prepaid expenses		4,204
Other receivables		3,203
Total assets		966,621,796

Liabilities
Payable for investments purchased	$ 2,637,403
Payable for fund shares redeemed	1,575,628
Accrued management fee	441,836
Distribution fees payable	439,725
Other affiliated payables	221,106
Other payables and accrued expenses	80,166
Collateral on securities loaned, at value	42,209,550
Total liabilities		47,605,414

Net Assets		$ 919,016,382
Net Assets consist of:
Paid in capital		$ 600,852,967
Accumulated net investment loss		(26,290)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		35,570,540
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		282,619,165
Net Assets		$ 919,016,382

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($268,108,308 ÷ 5,552,962 shares)	$ 48.28

Maximum offering price per share (100/94.25 of $48.28)	$ 51.23
Class T: Net Asset Value and redemption price per share ($382,222,121 ÷ 7,759,361 shares)	$ 49.26

Maximum offering price per share (100/96.50 of $49.26)	$ 51.05
Class B: Net Asset Value and offering price per share ($116,486,974 ÷ 2,497,670 shares)A	$ 46.64

Class C: Net Asset Value and offering price per share ($135,071,664 ÷ 2,881,043 shares)A	$ 46.88

Institutional Class: Net Asset Value, offering price and redemption price per share ($17,127,315 ÷ 344,751 shares)	$ 49.68

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Energy Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007

Investment Income
Dividends		$ 7,824,692
Special dividends		899,600
Interest		6,852
Income from Fidelity Central Funds		389,028
Total income		9,120,172

Expenses
Management fee	$ 4,513,856
Transfer agent fees	2,206,663
Distribution fees	4,553,057
Accounting and security lending fees	288,058
Custodian fees and expenses	34,540
Independent trustees' compensation	2,696
Registration fees	129,614
Audit	52,841
Legal	16,673
Interest	1,122
Miscellaneous	162,571
Total expenses before reductions	11,961,691
Expense reductions	(37,970)	11,923,721
Net investment income (loss)		(2,803,549)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	67,310,609
Foreign currency transactions	(12,598)
Total net realized gain (loss)		67,298,011
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $37,594)	88,823,208
Assets and liabilities in foreign currencies	(1,106)
Total change in net unrealized appreciation (depreciation)		88,822,102
Net gain (loss)		156,120,113
Net increase (decrease) in net assets resulting from operations		$ 153,316,564

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,803,549)	$ (2,855,811)
Net realized gain (loss)	67,298,011	151,070,040
Change in net unrealized appreciation (depreciation)	88,822,102	36,149,130
Net increase (decrease) in net assets resulting from operations	153,316,564	184,363,359
Distributions to shareholders from net realized gain	(117,273,909)	(96,405,578)
Share transactions - net increase (decrease)	40,324,071	199,114,450
Redemption fees	36,406	111,350
Total increase (decrease) in net assets	76,403,132	287,183,581

Net Assets
Beginning of period	842,613,250	555,429,669
End of period (including accumulated net investment loss of $26,290 and undistributed net investment income of $6,675, respectively)	$ 919,016,382	$ 842,613,250

See accompanying notes which are an integral part of the financial statements.

Energy

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 46.39	$ 40.93	$ 29.12	$ 21.65	$ 20.33
Income from Investment Operations
Net investment income (loss) C	(.02) F	(.04)	.06	.07	.13
Net realized and unrealized gain (loss)	8.42	12.30	12.21	7.50	1.30
Total from investment operations	8.40	12.26	12.27	7.57	1.43
Distributions from net investment income	-	-	(.06)	(.10)	(.11)
Distributions from net realized gain	(6.51)	(6.81)	(.41)	-	-
Total distributions	(6.51)	(6.81)	(.47)	(.10)	(.11)
Redemption fees added to paid in capital C	- H	.01	.01	- H	- H
Net asset value, end of period	$ 48.28	$ 46.39	$ 40.93	$ 29.12	$ 21.65
Total Return A, B	22.08%	32.90%	42.69%	35.08%	7.07%
Ratios to Average Net Assets D, G
Expenses before reductions	1.19%	1.21%	1.25%	1.30%	1.36%
Expenses net of fee waivers, if any	1.19%	1.21%	1.25%	1.30%	1.36%
Expenses net of all reductions	1.19%	1.17%	1.19%	1.29%	1.32%
Net investment income (loss)	(.05)% F	(.09)%	.19%	.28%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 268,108	$ 204,391	$ 90,342	$ 44,315	$ 21,798
Portfolio turnover rate E	80%	139%	125%	40%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.17)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 47.18	$ 41.46	$ 29.52	$ 21.97	$ 20.61
Income from Investment Operations
Net investment income (loss) C	(.11) F	(.13)	-	.03	.10
Net realized and unrealized gain (loss)	8.61	12.49	12.37	7.60	1.32
Total from investment operations	8.50	12.36	12.37	7.63	1.42
Distributions from net investment income	-	-	(.03)	(.08)	(.06)
Distributions from net realized gain	(6.42)	(6.65)	(.41)	-	-
Total distributions	(6.42)	(6.65)	(.44)	(.08)	(.06)
Redemption fees added to paid in capital C	- H	.01	.01	- H	- H
Net asset value, end of period	$ 49.26	$ 47.18	$ 41.46	$ 29.52	$ 21.97
Total Return A, B	21.84%	32.60%	42.41%	34.82%	6.91%
Ratios to Average Net Assets D, G
Expenses before reductions	1.40%	1.42%	1.44%	1.48%	1.50%
Expenses net of fee waivers, if any	1.40%	1.42%	1.44%	1.48%	1.50%
Expenses net of all reductions	1.39%	1.38%	1.39%	1.47%	1.47%
Net investment income (loss)	(.26)% F	(.29)%	(.01)%	.10%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 382,222	$ 362,272	$ 280,820	$ 201,187	$ 155,249
Portfolio turnover rate E	80%	139%	125%	40%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 45.10	$ 39.89	$ 28.54	$ 21.28	$ 20.02
Income from Investment Operations
Net investment income (loss) C	(.34) F	(.35)	(.18)	(.11)	(.01)
Net realized and unrealized gain (loss)	8.17	11.98	11.93	7.37	1.27
Total from investment operations	7.83	11.63	11.75	7.26	1.26
Distributions from net realized gain	(6.29)	(6.43)	(.41)	-	-
Redemption fees added to paid in capital C	- H	.01	.01	- H	- H
Net asset value, end of period	$ 46.64	$ 45.10	$ 39.89	$ 28.54	$ 21.28
Total Return A, B	21.18%	31.86%	41.66%	34.12%	6.29%
Ratios to Average Net Assets D, G
Expenses before reductions	1.96%	1.96%	1.98%	2.02%	2.06%
Expenses net of fee waivers, if any	1.96%	1.96%	1.98%	2.02%	2.06%
Expenses net of all reductions	1.95%	1.92%	1.93%	2.01%	2.02%
Net investment income (loss)	(.82)% F	(.84)%	(.55)%	(.44)%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 116,487	$ 130,973	$ 102,003	$ 68,347	$ 50,833
Portfolio turnover rate E	80%	139%	125%	40%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 45.33	$ 40.10	$ 28.68	$ 21.38	$ 20.10
Income from Investment Operations
Net investment income (loss) C	(.32) F	(.34)	(.17)	(.10)	-
Net realized and unrealized gain (loss)	8.20	12.06	11.99	7.40	1.28
Total from investment operations	7.88	11.72	11.82	7.30	1.28
Distributions from net realized gain	(6.33)	(6.50)	(.41)	-	-
Redemption fees added to paid in capital C	- H	.01	.01	- H	- H
Net asset value, end of period	$ 46.88	$ 45.33	$ 40.10	$ 28.68	$ 21.38
Total Return A, B	21.22%	31.96%	41.70%	34.14%	6.37%
Ratios to Average Net Assets D, G
Expenses before reductions	1.91%	1.92%	1.94%	1.99%	2.01%
Expenses net of fee waivers, if any	1.91%	1.92%	1.94%	1.99%	2.01%
Expenses net of all reductions	1.91%	1.88%	1.89%	1.97%	1.97%
Net investment income (loss)	(.77)% F	(.79)%	(.51)%	(.41)%	(.02)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 135,072	$ 125,424	$ 72,832	$ 37,206	$ 22,044
Portfolio turnover rate E	80%	139%	125%	40%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.88)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Energy

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 47.48	$ 41.76	$ 29.64	$ 22.03	$ 20.67
Income from Investment Operations
Net investment income (loss) B	.11 E	.12	.19	.18	.22
Net realized and unrealized gain (loss)	8.67	12.56	12.44	7.62	1.32
Total from investment operations	8.78	12.68	12.63	7.80	1.54
Distributions from net investment income	-	-	(.11)	(.19)	(.18)
Distributions from net realized gain	(6.58)	(6.97)	(.41)	-	-
Total distributions	(6.58)	(6.97)	(.52)	(.19)	(.18)
Redemption fees added to paid in capital B	- G	.01	.01	- G	- G
Net asset value, end of period	$ 49.68	$ 47.48	$ 41.76	$ 29.64	$ 22.03
Total Return A	22.47%	33.35%	43.21%	35.60%	7.51%
Ratios to Average Net Assets C, F
Expenses before reductions	.88%	.87%	.89%	.90%	.95%
Expenses net of fee waivers, if any	.88%	.87%	.89%	.90%	.95%
Expenses net of all reductions	.88%	.83%	.84%	.89%	.91%
Net investment income (loss)	.25% E	.26%	.54%	.68%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,127	$ 19,553	$ 9,433	$ 4,206	$ 2,652
Portfolio turnover rate D	80%	139%	125%	40%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Energy Fund (the Fund) (formerly Fidelity Advisor Natural Resources Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships deferred trustee compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 287,689,452
Unrealized depreciation	(6,824,768)
Net unrealized appreciation (depreciation)	280,864,684
Undistributed ordinary income	1,135,610
Undistributed long-term capital gain	32,949,871

Cost for federal income tax purposes	$ 684,058,508

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 36,468,176	$ 27,866,863
Long-term Capital Gains	80,805,733	68,538,715
Total	$ 117,273,909	$ 96,405,578

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Energy

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $647,297,130 and $729,051,628, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 539,831	$ 27,767
Class T	.25%	.25%	1,710,702	28,022
Class B	.75%	.25%	1,141,656	861,467
Class C	.75%	.25%	1,160,868	278,851
			$ 4,553,057	$ 1,196,107

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 209,383
Class T	54,676
Class B*	201,377
Class C*	43,272
$ 508,708

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 640,928.30
Class T	861,682.25
Class B	357,753.31
Class C	309,201.27
Institutional Class	37,099.24
	$ 2,206,663

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $887 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,517,000	5.37%	$ 1,122

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,448 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $87,241.

Energy

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $22,560 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,326. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class C	$ 206
Institutional Class	4
$ 210

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has reimbursed the Fund for related audit and legal expenses and, beginning in June 2007, remediated affected shareholders.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net realized gain
Class A	$ 30,378,115	$ 17,953,640
Class T	48,658,927	46,191,250
Class B	18,097,588	17,304,417
Class C	17,464,821	12,815,774
Institutional Class	2,674,458	2,140,497
Total	$ 117,273,909	$ 96,405,578

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	2,409,415	2,831,331	$ 103,800,389	$ 124,673,619
Reinvestment of distributions	718,262	400,806	27,810,279	16,449,083
Shares redeemed	(1,980,718)	(1,033,179)	(81,122,220)	(44,849,856)
Net increase (decrease)	1,146,959	2,198,958	$ 50,488,448	$ 96,272,846
Class T
Shares sold	1,250,444	1,987,040	$ 54,473,563	$ 88,233,274
Reinvestment of distributions	1,161,034	1,036,774	45,909,961	43,334,106
Shares redeemed	(2,330,754)	(2,118,138)	(98,273,495)	(92,809,287)
Net increase (decrease)	80,724	905,676	$ 2,110,029	$ 38,758,093
Class B
Shares sold	451,905	1,013,249	$ 18,746,589	$ 43,295,228
Reinvestment of distributions	414,158	367,313	15,588,355	14,743,317
Shares redeemed	(1,272,145)	(1,034,052)	(50,696,372)	(43,654,702)
Net increase (decrease)	(406,082)	346,510	$ (16,361,428)	$ 14,383,843
Class C
Shares sold	863,338	1,465,945	$ 36,256,164	$ 63,632,906
Reinvestment of distributions	385,215	261,691	14,569,142	10,551,203
Shares redeemed	(1,134,191)	(777,152)	(44,464,337)	(32,787,487)
Net increase (decrease)	114,362	950,484	$ 6,360,969	$ 41,396,622
Institutional Class
Shares sold	150,039	261,912	$ 6,836,544	$ 11,683,224
Reinvestment of distributions	39,397	24,127	1,561,516	1,012,348
Shares redeemed	(256,502)	(100,080)	(10,672,007)	(4,392,526)
Net increase (decrease)	(67,066)	185,959	$ (2,273,947)	$ 8,303,046

Energy

Advisor Financial Services Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	4.88%	10.75%	8.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Institutional Class on July 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Financial Services Fund

Management's Discussion of Fund Performance

Comments from Brian Younger and Richard Manuel, Co-Portfolio Managers of Fidelity® Advisor Financial Services Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

For the year, the fund's Class A, Class T, Class B and Class C shares returned 4.54%, 4.25%, 3.71% and 3.75%, respectively (excluding sales charges). These returns beat the 2.58% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Financials Index and the 3.04% return of a blended index specific to the fund. This blended index is a combination of the Goldman Sachs® Financial Services Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. For the 12-month period, the fund trailed the S&P 500. The fund got off to a good start in the first two months of the period, modestly outperforming the Goldman Sachs index. Strong security selection and an overweighting in reinsurers boosted performance, as the industry benefited from a mild hurricane season that tempered loss claims. Standout contributors included reinsurers Endurance Specialty Holdings and Platinum Underwriters Holdings. An underweighting in the lagging regional banks group and strong stock selection among property and casualty insurers further aided returns relative to the index. Among the biggest detractors were investment banking and brokerage stocks, notably Goldman Sachs and Lehman Brothers, the latter of which was sold from the fund. We had underweightings in both names during a time when strong capital markets activity boosted their returns. Some disappointments among diversified banks hurt as well. During the last 10 months of the period, the fund declined modestly, but beat the MSCI index even as the subprime mortgage crisis and credit-quality concerns pressured the sector. The fund picked up ground mainly from positive stock selection but also from industry positioning. Reinsurers, regional banks, property/casualty insurers and asset managers/custody banks all added to returns. Contributors included Endurance Specialty and Platinum Underwriters, as well as custody banks Investors Financial Services and State Street. The latter two stocks benefited after State Street bought Investors Financial at a premium price, which helped State Street broaden its offerings. Conversely, a modest overweighting in retail and residential real estate investment trusts (REITs), along with subpar returns from our holdings there, hampered performance. Weak stock picking among investment banking and brokerage companies, including a sizable overweighting and untimely ownership of Goldman Sachs, also hurt. Other detractors included mortgage insurer Radian and mortgage originator Countrywide Financial, both of which suffered from rising default rates in the subprime mortgage market. The fund also lost ground from its stake in Equity Residential, an apartment-related REIT that struggled and was no longer held at period end.

For the year, the fund's Institutional Class shares were up 4.88%. This return beat the 2.58% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Financials Index and the 3.04% return of a blended index specific to the fund. This blended index is a combination of the Goldman Sachs® Financial Services Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. For the 12-month period, the fund trailed the S&P 500. The fund got off to a good start in the first two months of the period, modestly outperforming the Goldman Sachs index. Strong security selection and an overweighting in reinsurers boosted performance, as the industry benefited from a mild hurricane season that tempered loss claims. Standout contributors included reinsurers Endurance Specialty Holdings and Platinum Underwriters Holdings. An underweighting in the lagging regional banks group and strong stock selection among property and casualty insurers further aided returns relative to the index. Among the biggest detractors were investment banking and brokerage stocks, notably Goldman Sachs and Lehman Brothers, the latter of which was sold from the fund. We had underweightings in both names during a time when strong capital markets activity boosted their returns. Some disappointments among diversified banks hurt as well. During the last 10 months of the period, the fund declined modestly, but beat the MSCI index even as the subprime mortgage crisis and credit-quality concerns pressured the sector. The fund picked up ground mainly from positive stock selection but also from industry positioning. Reinsurers, regional banks, property/casualty insurers and asset managers/custody banks all added to returns. Contributors included Endurance Specialty and Platinum Underwriters, as well as custody banks Investors Financial Services and State Street. The latter two stocks benefited after State Street bought Investors Financial at a premium price, which helped State Street broaden its offerings. Conversely, a modest overweighting in retail and residential real estate investment trusts (REITs), along with subpar returns from our holdings there, hampered performance. Weak stock picking among investment banking and brokerage companies, including a sizable overweighting and untimely ownership of Goldman Sachs, also hurt. Other detractors included mortgage insurer Radian and mortgage originator Countrywide Financial, both of which suffered from rising default rates in the subprime mortgage market. The fund also lost ground from its stake in Equity Residential, an apartment-related REIT that struggled and was no longer held at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance to the Goldman Sachs Financial Services Index, which returned 5.63% during that period. On October 1, 2006, the fund began comparing its performance to a different index, the MSCI US Investable Market Financials Index, which returned -2.45% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 3.04%.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Financial Services

Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 922.70	$ 5.67
HypotheticalA	$ 1,000.00	$ 1,018.89	$ 5.96
Class T
Actual	$ 1,000.00	$ 921.20	$ 6.76
HypotheticalA	$ 1,000.00	$ 1,017.75	$ 7.10
Class B
Actual	$ 1,000.00	$ 919.10	$ 9.18
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.64
Class C
Actual	$ 1,000.00	$ 919.30	$ 9.04
HypotheticalA	$ 1,000.00	$ 1,015.37	$ 9.49
Institutional Class
Actual	$ 1,000.00	$ 924.10	$ 4.10
HypotheticalA	$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.19%
Class T	1.42%
Class B	1.93%
Class C	1.90%
Institutional Class	.86%

Annual Report

Advisor Financial Services Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	6.0	8.8
Bank of America Corp.	5.3	4.9
JPMorgan Chase & Co.	5.2	5.1
Wells Fargo & Co.	5.2	4.2
Citigroup, Inc.	5.1	2.6
ACE Ltd.	3.6	2.8
Fannie Mae	3.3	2.2
Platinum Underwriters Holdings Ltd.	3.1	2.3
MetLife, Inc.	2.5	2.3
American Express Co.	2.5	2.1
	41.8
Top Industries (% of fund's net assets)
As of July 31, 2007
Insurance	31.6%
Diversified Financial Services	18.4%
Capital Markets	16.3%
Commercial Banks	13.4%
Thrifts & Mortgage Finance	8.9%
All Others*	11.4%

As of January 31, 2007
Insurance	31.8%
Commercial Banks	18.0%
Capital Markets	17.4%
Diversified Financial Services	13.7%
Real Estate Investment Trusts	7.7%
All Others*	11.4%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Financial Services Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CAPITAL MARKETS - 16.3%
Asset Management & Custody Banks - 9.0%
Bank New York Mellon Corp.	101,200	$ 4,306,060
BlackRock Kelso Capital Corp. (d)	27,000	355,320
EFG International	51,360	2,423,730
Fortress Investment Group LLC (d)	47,100	893,487
Franklin Resources, Inc.	40,600	5,171,222
Janus Capital Group, Inc.	87,000	2,615,220
Julius Baer Holding AG (Bearer)	20,078	1,422,087
KKR Private Equity Investors, LP	23,000	469,200
KKR Private Equity Investors, LP Restricted Depositary Units (e)	37,100	756,840
State Street Corp.	117,982	7,908,333
T. Rowe Price Group, Inc.	46,300	2,413,619
The Blackstone Group LP	47,000	1,128,470
		29,863,588
Diversified Capital Markets - 0.7%
UBS AG (NY Shares)	38,000	2,092,660
Investment Banking & Brokerage - 6.6%
Bear Stearns Companies, Inc.	26,500	3,212,330
Charles Schwab Corp.	172,200	3,466,386
Goldman Sachs Group, Inc.	11,300	2,128,242
Lazard Ltd. Class A	22,500	833,175
Merrill Lynch & Co., Inc.	88,900	6,596,380
Morgan Stanley	86,900	5,550,303
		21,786,816
TOTAL CAPITAL MARKETS		53,743,064
COMMERCIAL BANKS - 13.4%
Diversified Banks - 8.8%
ICICI Bank Ltd. sponsored ADR	22,500	997,200
Mizrahi Tefahot Bank Ltd.	28,800	203,026
U.S. Bancorp, Delaware	128,800	3,857,560
Wachovia Corp.	148,098	6,991,707
Wells Fargo & Co.	507,200	17,128,144
		29,177,637
Regional Banks - 4.6%
Cathay General Bancorp	62,121	1,901,524
Center Financial Corp., California	57,600	855,936
Colonial Bancgroup, Inc.	39,300	857,133
Commerce Bancorp, Inc.	37,100	1,240,995
Nara Bancorp, Inc.	36,359	536,659
PNC Financial Services Group, Inc.	88,100	5,871,865
SVB Financial Group (a)	49,978	2,632,841
Wintrust Financial Corp.	2,800	110,348
Zions Bancorp	15,500	1,155,525
		15,162,826
TOTAL COMMERCIAL BANKS		44,340,463

	Shares	Value
CONSUMER FINANCE - 3.9%
Consumer Finance - 3.9%
American Express Co.	141,500	$ 8,283,410
Capital One Financial Corp. (d)	37,230	2,634,395
Discover Financial Services (a)	40,700	938,135
Dollar Financial Corp. (a)	46,862	1,174,362
		13,030,302
DIVERSIFIED FINANCIAL SERVICES - 18.4%
Multi-Sector Holdings - 0.1%
Compass Diversified Trust	19,800	306,702
Other Diversifed Financial Services - 15.6%
Bank of America Corp.	366,072	17,359,134
Citigroup, Inc.	365,469	17,019,891
JPMorgan Chase & Co.	390,794	17,198,844
		51,577,869
Specialized Finance - 2.7%
CME Group, Inc.	8,725	4,820,563
Deutsche Boerse AG	14,800	1,730,903
MarketAxess Holdings, Inc. (a)	133,200	2,212,452
		8,763,918
TOTAL DIVERSIFIED FINANCIAL SERVICES		60,648,489
HOUSEHOLD DURABLES - 0.0%
Homebuilding - 0.0%
D.R. Horton, Inc.	200	3,264
INSURANCE - 31.6%
Insurance Brokers - 0.9%
National Financial Partners Corp. (d)	48,200	2,234,552
Willis Group Holdings Ltd.	20,740	841,837
		3,076,389
Life & Health Insurance - 6.3%
AFLAC, Inc.	76,700	3,997,604
MetLife, Inc.	137,800	8,298,316
Principal Financial Group, Inc.	49,500	2,791,305
Prudential Financial, Inc.	63,100	5,592,553
		20,679,778
Multi-Line Insurance - 7.8%
American International Group, Inc.	308,460	19,796,961
Assurant, Inc.	25,100	1,273,072
Hartford Financial Services Group, Inc.	51,500	4,731,305
		25,801,338
Property & Casualty Insurance - 8.6%
ACE Ltd.	208,400	12,028,848
Argonaut Group, Inc.	56,600	1,558,198
Aspen Insurance Holdings Ltd.	121,900	2,980,455
Axis Capital Holdings Ltd.	81,900	3,018,015
MBIA, Inc.	49,700	2,788,170
The Travelers Companies, Inc.	73,700	3,742,486
Common Stocks - continued
	Shares	Value
INSURANCE - CONTINUED
Property & Casualty Insurance - continued
United America Indemnity Ltd. Class A (a)	24,600	$ 528,408
XL Capital Ltd. Class A	22,800	1,775,208
		28,419,788
Reinsurance - 8.0%
Endurance Specialty Holdings Ltd.	191,370	7,157,238
Everest Re Group Ltd.	23,500	2,308,875
Greenlight Capital Re, Ltd.	600	12,600
IPC Holdings Ltd.	74,966	1,859,906
Max Capital Group Ltd.	118,862	3,103,487
Montpelier Re Holdings Ltd.	37,300	591,205
PartnerRe Ltd.	14,500	1,029,935
Platinum Underwriters Holdings Ltd.	313,700	10,414,840
		26,478,086
TOTAL INSURANCE		104,455,379
REAL ESTATE INVESTMENT TRUSTS - 4.5%
Mortgage REITs - 0.3%
Annaly Capital Management, Inc.	63,600	919,020
Residential REITs - 1.1%
Equity Lifestyle Properties, Inc.	43,000	1,950,480
UDR, Inc.	69,600	1,607,064
		3,557,544
Retail REITs - 3.1%
CBL & Associates Properties, Inc.	24,292	774,672
Developers Diversified Realty Corp.	80,400	3,859,200
General Growth Properties, Inc.	80,100	3,843,198
Simon Property Group, Inc.	21,500	1,860,395
		10,337,465
TOTAL REAL ESTATE INVESTMENT TRUSTS		14,814,029
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.1%
Real Estate Management & Development - 1.1%
Mitsubishi Estate Co. Ltd.	147,000	3,739,662
THRIFTS & MORTGAGE FINANCE - 8.9%
Thrifts & Mortgage Finance - 8.9%
BankUnited Financial Corp. Class A (d)	83,800	1,411,192
Countrywide Financial Corp.	158,236	4,457,508

	Shares	Value
Fannie Mae	183,735	$ 10,994,702
Freddie Mac	124,900	7,153,023
Hudson City Bancorp, Inc.	158,875	1,941,453
MGIC Investment Corp.	9,100	351,806
Radian Group, Inc.	41,900	1,412,449
Washington Mutual, Inc.	45,900	1,722,627
		29,444,760
TOTAL COMMON STOCKS (Cost $261,133,698)		324,219,412
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 5.38% (b)	46,709	46,709
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	4,359,050	4,359,050
TOTAL MONEY MARKET FUNDS (Cost $4,405,759)		4,405,759
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $265,539,457)	328,625,171
NET OTHER ASSETS - 0.6%	2,053,549
NET ASSETS - 100%	$ 330,678,720
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $756,840 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 89,959
Fidelity Securities Lending Cash Central Fund	55,029
Total	$ 144,988
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.8%
Bermuda	10.3%
Cayman Islands	3.8%
Switzerland	1.8%
Japan	1.1%
Others (individually less than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $4,174,120) - See accompanying schedule: Unaffiliated issuers (cost $261,133,698)	$ 324,219,412
Fidelity Central Funds (cost $4,405,759)	4,405,759
Total Investments (cost $265,539,457)		$ 328,625,171
Receivable for investments sold		21,852,974
Receivable for fund shares sold		434,683
Dividends receivable		365,403
Distributions receivable from Fidelity Central Funds		6,019
Prepaid expenses		1,960
Other receivables		118
Total assets		351,286,328

Liabilities
Payable for investments purchased	$ 14,633,849
Payable for fund shares redeemed	1,122,679
Accrued management fee	167,188
Distribution fees payable	177,601
Other affiliated payables	101,864
Other payables and accrued expenses	45,377
Collateral on securities loaned, at value	4,359,050
Total liabilities		20,607,608

Net Assets		$ 330,678,720
Net Assets consist of:
Paid in capital		$ 245,239,320
Undistributed net investment income		1,282,613
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		21,074,598
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		63,082,189
Net Assets		$ 330,678,720

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($106,721,983 ÷ 5,077,037 shares)	$ 21.02

Maximum offering price per share (100/94.25 of $21.02)	$ 22.30
Class T: Net Asset Value and redemption price per share ($95,425,798 ÷ 4,556,203 shares)	$ 20.94

Maximum offering price per share (100/96.50 of $20.94)	$ 21.70
Class B: Net Asset Value and offering price per share ($64,837,266 ÷ 3,171,789 shares)A	$ 20.44

Class C: Net Asset Value and offering price per share ($55,219,418 ÷ 2,706,664 shares)A	$ 20.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,474,255 ÷ 397,438 shares)	$ 21.32

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Financial Services Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007

Investment Income
Dividends		$ 8,566,078
Interest		31
Income from Fidelity Central Funds		144,988
Total income		8,711,097

Expenses
Management fee	$ 2,198,530
Transfer agent fees	1,179,816
Distribution fees	2,451,390
Accounting and security lending fees	159,668
Custodian fees and expenses	26,340
Independent trustees' compensation	1,297
Registration fees	73,263
Audit	54,439
Legal	6,439
Miscellaneous	77,045
Total expenses before reductions	6,228,227
Expense reductions	(21,657)	6,206,570
Net investment income (loss)		2,504,527
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $42,189)	49,122,620
Foreign currency transactions	52,264
Total net realized gain (loss)		49,174,884
Change in net unrealized appreciation (depreciation) on: Investment securities	(30,971,580)
Assets and liabilities in foreign currencies	(3,153)
Total change in net unrealized appreciation (depreciation)		(30,974,733)
Net gain (loss)		18,200,151
Net increase (decrease) in net assets resulting from operations		$ 20,704,678

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,504,527	$ 1,896,820
Net realized gain (loss)	49,174,884	35,867,755
Change in net unrealized appreciation (depreciation)	(30,974,733)	1,112,137
Net increase (decrease) in net assets resulting from operations	20,704,678	38,876,712
Distributions to shareholders from net investment income	(1,993,507)	(1,881,748)
Distributions to shareholders from net realized gain	(54,831,267)	(29,223,665)
Total distributions	(56,824,774)	(31,105,413)
Share transactions - net increase (decrease)	(19,915,758)	(47,322,942)
Redemption fees	2,369	8,919
Total increase (decrease) in net assets	(56,033,485)	(39,542,724)

Net Assets
Beginning of period	386,712,205	426,254,929
End of period (including undistributed net investment income of $1,282,613 and undistributed net investment income of $1,145,387, respectively)	$ 330,678,720	$ 386,712,205

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.34	$ 23.01	$ 22.17	$ 19.98	$ 17.83
Income from Investment Operations
Net investment income (loss) C	.23	.20	.19	.14	.16
Net realized and unrealized gain (loss)	.92	2.02	2.48	2.20	2.07
Total from investment operations	1.15	2.22	2.67	2.34	2.23
Distributions from net investment income	(.22)	(.26)	(.07)	(.15)	(.08)
Distributions from net realized gain	(3.25)	(1.63)	(1.76)	-	-
Total distributions	(3.47) H	(1.89)	(1.83)	(.15)	(.08)
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 21.02	$ 23.34	$ 23.01	$ 22.17	$ 19.98
Total Return A,B	4.54%	10.32%	12.60%	11.76%	12.57%
Ratios to Average Net Assets D,F
Expenses before reductions	1.23%	1.25%	1.26%	1.27%	1.31%
Expenses net of fee waivers, if any	1.23%	1.25%	1.26%	1.27%	1.31%
Expenses net of all reductions	1.22%	1.23%	1.23%	1.25%	1.27%
Net investment income (loss)	1.01%	.87%	.88%	.63%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 106,722	$ 85,356	$ 68,012	$ 58,222	$ 57,255
Portfolio turnover rate E	53%	33%	61%	74%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.47 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $3.250 per share.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.26	$ 22.87	$ 22.07	$ 19.90	$ 17.77
Income from Investment Operations
Net investment income (loss) C	.18	.15	.14	.09	.12
Net realized and unrealized gain (loss)	.91	2.02	2.47	2.19	2.07
Total from investment operations	1.09	2.17	2.61	2.28	2.19
Distributions from net investment income	(.16)	(.15)	(.05)	(.11)	(.06)
Distributions from net realized gain	(3.25)	(1.63)	(1.76)	-	-
Total distributions	(3.41) H	(1.78)	(1.81)	(.11)	(.06)
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 20.94	$ 23.26	$ 22.87	$ 22.07	$ 19.90
Total Return A,B	4.25%	10.11%	12.37%	11.49%	12.37%
Ratios to Average Net Assets D,F
Expenses before reductions	1.46%	1.47%	1.48%	1.50%	1.53%
Expenses net of fee waivers, if any	1.46%	1.47%	1.48%	1.50%	1.53%
Expenses net of all reductions	1.46%	1.46%	1.46%	1.48%	1.49%
Net investment income (loss)	.77%	.65%	.66%	.41%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 95,426	$ 113,344	$ 128,388	$ 144,887	$ 157,238
Portfolio turnover rate E	53%	33%	61%	74%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.41 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.75	$ 22.33	$ 21.65	$ 19.53	$ 17.50
Income from Investment Operations
Net investment income (loss) C	.06	.03	.03	(.02)	.03
Net realized and unrealized gain (loss)	.89	1.97	2.41	2.16	2.03
Total from investment operations	.95	2.00	2.44	2.14	2.06
Distributions from net investment income	(.02)	(.01)	-	(.02)	(.03)
Distributions from net realized gain	(3.25)	(1.57)	(1.76)	-	-
Total distributions	(3.26) H	(1.58)	(1.76)	(.02)	(.03)
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 20.44	$ 22.75	$ 22.33	$ 21.65	$ 19.53
Total Return A,B	3.71%	9.52%	11.78%	10.96%	11.80%
Ratios to Average Net Assets D,F
Expenses before reductions	1.98%	1.99%	2.00%	2.02%	2.03%
Expenses net of fee waivers, if any	1.98%	1.99%	2.00%	2.02%	2.03%
Expenses net of all reductions	1.98%	1.98%	1.98%	2.00%	1.99%
Net investment income (loss)	.25%	.13%	.14%	(.11)%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,837	$ 113,652	$ 145,046	$ 179,873	$ 193,373
Portfolio turnover rate E	53%	33%	61%	74%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.26 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $3.247 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.74	$ 22.34	$ 21.65	$ 19.53	$ 17.49
Income from Investment Operations
Net investment income (loss) C	.06	.04	.04	(.01)	.04
Net realized and unrealized gain (loss)	.90	1.98	2.42	2.15	2.03
Total from investment operations	.96	2.02	2.46	2.14	2.07
Distributions from net investment income	(.05)	(.02)	(.01)	(.02)	(.03)
Distributions from net realized gain	(3.25)	(1.60)	(1.76)	-	-
Total distributions	(3.30) H	(1.62)	(1.77)	(.02)	(.03)
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 20.40	$ 22.74	$ 22.34	$ 21.65	$ 19.53
Total Return A,B	3.75%	9.58%	11.88%	10.96%	11.86%
Ratios to Average Net Assets D,F
Expenses before reductions	1.94%	1.94%	1.95%	1.97%	1.99%
Expenses net of fee waivers, if any	1.94%	1.94%	1.95%	1.97%	1.99%
Expenses net of all reductions	1.94%	1.93%	1.92%	1.95%	1.95%
Net investment income (loss)	.29%	.18%	.19%	(.06)%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,219	$ 62,469	$ 72,181	$ 86,199	$ 97,434
Portfolio turnover rate E	53%	33%	61%	74%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.30 per share is comprised of distributions from net investment income of $.049 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.63	$ 23.29	$ 22.37	$ 20.17	$ 17.95
Income from Investment Operations
Net investment income (loss) B	.31	.29	.29	.23	.24
Net realized and unrealized gain (loss)	.93	2.05	2.50	2.21	2.09
Total from investment operations	1.24	2.34	2.79	2.44	2.33
Distributions from net investment income	(.30)	(.37)	(.11)	(.24)	(.11)
Distributions from net realized gain	(3.25)	(1.63)	(1.76)	-	-
Total distributions	(3.55) G	(2.00)	(1.87)	(.24)	(.11)
Redemption fees added to paid in capital B	- F	- F	- F	- F	- F
Net asset value, end of period	$ 21.32	$ 23.63	$ 23.29	$ 22.37	$ 20.17
Total Return A	4.88%	10.78%	13.06%	12.18%	13.07%
Ratios to Average Net Assets C,E
Expenses before reductions	.89%	.86%	.86%	.88%	.88%
Expenses net of fee waivers, if any	.89%	.86%	.86%	.88%	.88%
Expenses net of all reductions	.88%	.85%	.84%	.85%	.84%
Net investment income (loss)	1.34%	1.26%	1.28%	1.03%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,474	$ 11,892	$ 12,629	$ 13,008	$ 14,539
Portfolio turnover rate D	53%	33%	61%	74%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.55 per share is comprised of distributions from net investment income of $.298 and distributions from net realized gain of $3.250 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 71,434,069
Unrealized depreciation	(9,334,444)
Net unrealized appreciation (depreciation)	62,099,625
Undistributed ordinary income	1,925,236
Undistributed long-term capital gain	17,960,028

Cost for federal income tax purposes	$ 266,525,546

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 3,815,559	$ 4,156,447
Long-term Capital Gains	53,009,215	26,948,966
Total	$ 56,824,774	$ 31,105,413

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management and Research Company (FMR), are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Financial Services

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $202,427,940 and $280,526,573, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 259,586	$ 7,782
Class T	.25%	.25%	566,902	4,582
Class B	.75%	.25%	976,364	736,511
Class C	.75%	.25%	648,538	29,243
			$ 2,451,390	$ 778,118

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 26,241
Class T	9,670
Class B*	116,047
Class C*	3,652
$ 155,610

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 325,105.31
Class T	337,616.30
Class B	311,050.32
Class C	179,832.28
Institutional Class	26,213.22
	$ 1,179,816

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,508 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $749 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $55,029.

Financial Services

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $11,784 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,943
Class B	443
$ 2,386

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to each of the Funds is not anticipated to have a material impact on such Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net investment income
Class A	$ 867,686	$ 793,007
Class T	765,107	784,601
Class B	69,445	62,350
Class C	139,125	47,101
Institutional Class	152,144	194,689
Total	$ 1,993,507	$ 1,881,748
From net realized gain
Class A	$ 12,753,057	$ 4,952,004
Class T	15,966,933	8,720,889
Class B	15,271,397	9,718,109
Class C	9,173,101	4,968,829
Institutional Class	1,666,779	863,834
Total	$ 54,831,267	$ 29,223,665

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	2,132,186	1,351,439	$ 48,786,912	$ 31,220,975
Reinvestment of distributions	548,319	234,688	12,292,012	5,118,429
Shares redeemed	(1,259,845)	(885,268)	(28,919,491)	(20,266,228)
Net increase (decrease)	1,420,660	700,859	$ 32,159,433	$ 16,073,176
Class T
Shares sold	372,346	426,844	$ 8,558,636	$ 9,717,059
Reinvestment of distributions	703,948	409,216	15,750,996	8,897,438
Shares redeemed	(1,393,386)	(1,576,453)	(31,851,718)	(35,989,546)
Net increase (decrease)	(317,092)	(740,393)	$ (7,542,086)	$ (17,375,049)
Class B
Shares sold	242,400	302,265	$ 5,428,899	$ 6,677,115
Reinvestment of distributions	609,690	394,522	13,365,246	8,409,188
Shares redeemed	(2,676,523)	(2,197,220)	(59,803,637)	(49,213,763)
Net increase (decrease)	(1,824,433)	(1,500,433)	$ (41,009,492)	$ (34,127,460)
Class C
Shares sold	284,897	241,582	$ 6,372,368	$ 5,385,733
Reinvestment of distributions	345,073	190,165	7,545,497	4,051,037
Shares redeemed	(670,985)	(915,599)	(14,937,683)	(20,422,653)
Net increase (decrease)	(41,015)	(483,852)	$ (1,019,818)	$ (10,985,883)
Institutional Class
Shares sold	75,332	67,105	$ 1,755,195	$ 1,572,188
Reinvestment of distributions	56,949	34,641	1,292,278	762,982
Shares redeemed	(238,050)	(140,689)	(5,551,268)	(3,242,896)
Net increase (decrease)	(105,769)	(38,943)	$ (2,503,795)	$ (907,726)

Financial Services

Advisor Health Care Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	8.90%	9.80%	8.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Institutional Class on July 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Health Care Fund

Management's Discussion of Fund Performance

Comments from Matthew Sabel, who became Portfolio Manager of Fidelity® Advisor Health Care Fund on May 1, 2007

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

For the year ending July 31, 2007, the fund's Class A, Class T, Class B and Class C shares returned 8.54%, 8.25%, 7.66% and 7.75%, respectively (excluding sales charges), compared with a gain of 8.15% for its new benchmark, the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Health Care Index, and an advance of 7.72% for a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Health Care Index, which the fund was compared with through September 2006, and the new MSCI index mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund lagged the S&P 500. For the first two months of the period, the fund trailed the Goldman Sachs index due to unfavorable security selection and an overweighting in health care services, as well as less-than-successful stock selection in health care facilities. Conversely, positive stock selection and an underweighting in health care equipment helped relative returns. Detractors during the two-month time frame included disease management company Healthways, biotechnology firm Celgene and underweighted positions in pharmaceutical giant Pfizer and managed health care company Cigna. Contributions came from three health care equipment stocks: medical device makers Boston Scientific and Medtronic - where we benefited from underweighted exposures - and a strong-performing out-of-benchmark position in Stereotaxis, which manufactures cardiac-care equipment. For the last 10 months of the period, the fund outperformed its new MSCI benchmark. Favorable security selection and an underweighting in pharmaceutical stocks were the main factors behind this outperformance. A small out-of-benchmark stake in fertilizers/agricultural chemicals and an overweighting in health care technology also helped. Conversely, the fund was hurt by disappointing stock selection in health care facilities and managed health care, as well as by modest out-of-index exposure to personal products companies. Top contributions to performance during the 10-month period came from a significant underweighting in Pfizer, as well as investments in health care information technology firm Cerner, diagnostic-test manufacturers Inverness Medical Innovations and Biosite - which Inverness acquired during the period - and biotech firm Celgene. Among the detractors were Healthways, pharmaceutical supplier Inyx, assisted living company Brookdale Senior Living and an underweighted position in pharmaceutical firm Schering-Plough. Some of the stocks mentioned here were not held at period end.

For the year ending July 31, 2007, the fund's Institutional Class shares returned 8.90%, compared with a gain of 8.15% for its new benchmark, the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Health Care Index, and an advance of 7.72% for a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Health Care Index, which the fund was compared with through September 2006, and the new MSCI index mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund lagged the S&P 500. For the first two months of the period, the fund trailed the Goldman Sachs index due to unfavorable security selection and an overweighting in health care services, as well as less-than-successful stock selection in health care facilities. Conversely, positive stock selection and an underweighting in health care equipment helped relative returns. Detractors during the two-month time frame included disease management company Healthways, biotechnology firm Celgene and underweighted positions in pharmaceutical giant Pfizer and managed health care company Cigna. Contributions came from three health care equipment stocks: medical device makers Boston Scientific and Medtronic - where we benefited from underweighted exposures - and a strong-performing out-of-benchmark position in Stereotaxis, which manufactures cardiac-care equipment. For the last 10 months of the period, the fund outperformed its new MSCI benchmark. Favorable security selection and an underweighting in pharmaceutical stocks were the main factors behind this outperformance. A small out-of-benchmark stake in fertilizers/agricultural chemicals and an overweighting in health care technology also helped. Conversely, the fund was hurt by disappointing stock selection in health care facilities and managed health care, as well as by modest out-of-index exposure to personal products companies. Top contributions to performance during the 10-month period came from a significant underweighting in Pfizer, as well as investments in health care information technology firm Cerner, diagnostic-test manufacturers Inverness Medical Innovations and Biosite - which Inverness acquired during the period - and biotech firm Celgene. Among the detractors were Healthways, pharmaceutical supplier Inyx, assisted living company Brookdale Senior Living and an underweighted position in pharmaceutical firm Schering-Plough. Some of the stocks mentioned here were not held at period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Health Care Index, which returned 3.65% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Health Care Index, which returned 3.92% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 7.72%.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care

Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 997.80	$ 5.75
HypotheticalA	$ 1,000.00	$ 1,019.04	$ 5.81
Class T
Actual	$ 1,000.00	$ 996.40	$ 6.98
HypotheticalA	$ 1,000.00	$ 1,017.80	$ 7.05
Class B
Actual	$ 1,000.00	$ 993.50	$ 9.34
HypotheticalA	$ 1,000.00	$ 1,015.42	$ 9.44
Class C
Actual	$ 1,000.00	$ 993.90	$ 9.39
HypotheticalA	$ 1,000.00	$ 1,015.37	$ 9.49
Institutional Class
Actual	$ 1,000.00	$ 999.20	$ 4.21
HypotheticalA	$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.16%
Class T	1.41%
Class B	1.89%
Class C	1.90%
Institutional Class	.85%

Annual Report

Advisor Health Care Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Merck & Co., Inc.	7.6	5.8
Johnson & Johnson	7.3	10.9
UnitedHealth Group, Inc.	4.2	3.1
Schering-Plough Corp.	3.6	0.0
Bristol-Myers Squibb Co.	3.2	0.0
Becton, Dickinson & Co.	3.1	2.4
Allergan, Inc.	2.7	4.2
Thermo Fisher Scientific, Inc.	2.3	0.0
C.R. Bard, Inc.	2.2	3.8
McKesson Corp.	1.9	1.2
	38.1
Top Industries (% of fund's net assets)
As of July 31, 2007
Pharmaceuticals	33.6%
Health Care Providers & Services	19.7%
Health Care Equipment & Supplies	15.5%
Biotechnology	11.3%
Life Sciences Tools & Services	9.8%
All Others*	10.1%

As of January 31, 2007
Pharmaceuticals	30.3%
Health Care Providers & Services	23.7%
Health Care Equipment & Supplies	18.9%
Biotechnology	11.7%
Health Care Technology	5.0%
All Others*	10.4%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Health Care Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
BIOTECHNOLOGY - 11.3%
Biotechnology - 11.3%
3SBio, Inc. sponsored ADR	182,700	$ 1,638,819
Alexion Pharmaceuticals, Inc. (a)	12,100	703,736
Alnylam Pharmaceuticals, Inc. (a)	138,400	3,336,824
Altus Pharmaceuticals, Inc. (a)	50,100	511,020
Amgen, Inc. (a)	191,700	10,301,958
Amylin Pharmaceuticals, Inc. (a)(d)	56,500	2,627,815
Arena Pharmaceuticals, Inc. (a)	36,600	418,338
Biogen Idec, Inc. (a)	89,227	5,044,895
Celgene Corp. (a)	166,207	10,065,496
Cephalon, Inc. (a)	36,800	2,765,152
Cleveland Biolabs, Inc. (d)	11,900	113,526
CSL Ltd.	50,400	3,820,257
CytRx Corp. (a)	163,200	494,496
deCODE genetics, Inc. (a)(d)	171,562	607,329
Genentech, Inc. (a)	30,286	2,252,673
Genmab AS (a)	5,600	349,109
Genomic Health, Inc. (a)	7,000	139,300
Gilead Sciences, Inc. (a)	325,800	12,129,534
Grifols SA	23,723	503,151
GTx, Inc. (a)	162,417	2,496,349
Human Genome Sciences, Inc. (a)	57,800	448,528
Indevus Pharmaceuticals, Inc. (a)	51,965	368,432
Isis Pharmaceuticals, Inc. (a)(d)	127,800	1,330,398
MannKind Corp. (a)	14,200	149,952
Medarex, Inc. (a)(d)	105,900	1,499,544
Memory Pharmaceuticals Corp. (a)	716,999	1,441,168
Molecular Insight Pharmaceuticals, Inc. (d)	80,400	651,240
Omrix Biopharmaceuticals, Inc. (a)	25,655	735,785
ONYX Pharmaceuticals, Inc. (a)	13,700	380,997
OREXIGEN Therapeutics, Inc.	15,100	223,933
OSI Pharmaceuticals, Inc. (a)	58,605	1,889,425
PDL BioPharma, Inc. (a)	53,400	1,254,366
Regeneron Pharmaceuticals, Inc. (a)	4,200	62,538
Theravance, Inc. (a)	45,200	1,210,004
Titan Pharmaceuticals, Inc. (a)	85,800	199,914
Transition Therapeutics, Inc. (a)	28,788	375,942
Vertex Pharmaceuticals, Inc. (a)	59,100	1,908,930
Zymogenetics, Inc. (a)	23,700	273,972
		74,724,845
CAPITAL MARKETS - 0.2%
Asset Management & Custody Banks - 0.2%
Fortress Investment Group LLC (d)	75,300	1,428,441
CHEMICALS - 3.4%
Diversified Chemicals - 2.1%
Bayer AG	80,900	5,725,315
Bayer AG sponsored ADR	118,100	8,357,937
		14,083,252

	Shares	Value
Fertilizers & Agricultural Chemicals - 1.1%
Agrium, Inc.	58,500	$ 2,459,665
Monsanto Co.	70,100	4,517,945
		6,977,610
Specialty Chemicals - 0.2%
Ecolab, Inc.	16,600	699,026
Novozymes AS Series B	4,000	476,659
		1,175,685
TOTAL CHEMICALS		22,236,547
CONTAINERS & PACKAGING - 0.2%
Metal & Glass Containers - 0.2%
Ess Dee Aluminium Ltd.	121,609	1,604,912
DIVERSIFIED CONSUMER SERVICES - 0.1%
Specialized Consumer Services - 0.1%
Service Corp. International	57,400	695,688
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Electronic Equipment & Instruments - 0.2%
Agilent Technologies, Inc. (a)	18,900	721,035
Mettler-Toledo International, Inc. (a)	3,500	333,060
		1,054,095
FOOD & STAPLES RETAILING - 0.6%
Drug Retail - 0.6%
CVS Caremark Corp.	106,600	3,751,254
FOOD PRODUCTS - 1.7%
Agricultural Products - 0.7%
Bunge Ltd.	22,500	2,038,725
Nutreco Holding NV	31,100	2,329,924
		4,368,649
Packaged Foods & Meats - 1.0%
BioMar Holding AS	12,500	686,163
Cermaq ASA	161,600	3,008,098
Leroy Seafood Group ASA	18,400	438,787
Marine Harvest ASA (a)	2,184,000	2,761,474
		6,894,522
TOTAL FOOD PRODUCTS		11,263,171
HEALTH CARE EQUIPMENT & SUPPLIES - 15.4%
Health Care Equipment - 12.3%
American Medical Systems Holdings, Inc. (a)(d)	89,100	1,628,748
ArthroCare Corp. (a)	70,800	3,583,896
Aspect Medical Systems, Inc. (a)	237,900	3,237,819
Baxter International, Inc.	131,030	6,892,178
Becton, Dickinson & Co.	268,700	20,517,932
BioLase Technology, Inc. (a)(d)	53,000	373,650
C.R. Bard, Inc.	183,479	14,397,597
Cytyc Corp. (a)	40,500	1,705,050
Electro-Optical Sciences, Inc. (a)	177,923	1,161,837
Common Stocks - continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
Health Care Equipment - continued
Electro-Optical Sciences, Inc. warrants 11/2/11 (a)(f)	60,018	$ 202,068
Gen-Probe, Inc. (a)	129,600	8,166,096
Golden Meditech Co. Ltd. (a)	288,000	145,714
Gyrus Group PLC (a)	37,800	331,528
Hologic, Inc. (a)	17,600	911,680
I-Flow Corp. (a)(d)	145,523	2,577,212
Integra LifeSciences Holdings Corp. (a)	7,100	352,515
Intuitive Surgical, Inc. (a)(d)	5,388	1,145,543
IRIS International, Inc. (a)	28,800	458,208
Kyphon, Inc. (a)	37,700	2,473,874
Mentor Corp.	27,500	1,082,125
Minrad International, Inc. (a)	61,300	291,175
NeuroMetrix, Inc. (a)	64,400	540,960
Northstar Neuroscience, Inc.	171,400	1,756,850
Orthofix International NV (a)	7,700	331,562
Phonak Holding AG	9,351	907,471
Quidel Corp. (a)	19,900	296,112
Respironics, Inc. (a)	74,800	3,422,100
Sirona Dental Systems, Inc. (a)	29,435	1,040,822
The Spectranetics Corp. (a)	64,309	836,660
ThermoGenesis Corp. (a)	123,934	293,724
Varian Medical Systems, Inc. (a)	8,900	363,120
William Demant Holding AS (a)	3,800	380,849
		81,806,675
Health Care Supplies - 3.1%
Cooper Companies, Inc.	19,043	954,626
DJO, Inc. (a)	43,241	2,053,083
Immucor, Inc. (a)	25,500	794,580
Inverness Medical Innovations, Inc. (a)	243,787	11,801,729
Lifecore Biomedical, Inc. (a)	3,900	59,631
Microtek Medical Holdings, Inc. (a)	291,753	1,426,672
Omega Pharma SA	14,854	1,287,009
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	260,000	645,704
West Pharmaceutical Services, Inc.	33,200	1,536,496
		20,559,530
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		102,366,205
HEALTH CARE PROVIDERS & SERVICES - 19.7%
Health Care Distributors & Services - 2.9%
Chindex International, Inc. (a)	3,600	77,832
Henry Schein, Inc. (a)	29,400	1,597,596
McKesson Corp.	215,600	12,453,056
Profarma Distribuidora de Produtos Farmaceuticos SA	253,000	4,800,313
		18,928,797

	Shares	Value
Health Care Facilities - 4.5%
Acibadem Saglik Hizmetleri AS	325,923	$ 2,283,973
Apollo Hospitals Enterprise Ltd.	98,866	1,191,238
Bangkok Dusit Medical Service PCL (For. Reg.)	633,900	853,453
Brookdale Senior Living, Inc. (d)	283,950	11,360,840
Bumrungrad Hospital PCL (For. Reg.)	1,807,100	2,553,307
Community Health Systems, Inc. (a)	40,200	1,563,780
Emeritus Corp. (a)	137,890	3,378,305
Five Star Quality Care, Inc. (a)(d)	99,800	738,520
HealthSouth Corp. (a)(d)	30,000	474,000
LifePoint Hospitals, Inc. (a)	500	14,775
Raffles Medical Group Ltd.	38,000	39,354
Southern Cross Healthcare Group	32,600	357,608
Sun Healthcare Group, Inc. (a)	280,000	3,785,600
VCA Antech, Inc. (a)	30,520	1,200,657
		29,795,410
Health Care Services - 5.3%
Diagnosticos da America SA	273,300	6,576,490
Emergency Medical Services Corp. Class A (a)	100	3,901
Express Scripts, Inc. (a)	145,300	7,283,889
HAPC, Inc. unit (a)	215,800	1,361,698
Health Grades, Inc. (a)	338,105	2,106,394
Healthways, Inc. (a)(d)	27,233	1,190,082
HMS Holdings Corp. (a)	68,200	1,297,846
LHC Group, Inc. (a)	157,265	3,808,958
Lincare Holdings, Inc. (a)	46,100	1,645,309
Nighthawk Radiology Holdings, Inc. (a)	194,800	4,018,724
Omnicare, Inc.	168,729	5,595,054
Rural/Metro Corp. (a)	13,331	59,990
		34,948,335
Managed Health Care - 7.0%
Health Net, Inc. (a)	42,500	2,105,450
Healthspring, Inc. (a)	19,300	330,030
Humana, Inc. (a)	124,400	7,972,796
UnitedHealth Group, Inc.	579,509	28,065,621
WellPoint, Inc. (a)	108,800	8,173,056
		46,646,953
TOTAL HEALTH CARE PROVIDERS & SERVICES		130,319,495
HEALTH CARE TECHNOLOGY - 1.6%
Health Care Technology - 1.6%
Allscripts Healthcare Solutions, Inc. (a)(d)	146,647	3,336,219
Cerner Corp. (a)	82,400	4,356,488
Eclipsys Corp. (a)	98,967	2,150,553
Vital Images, Inc. (a)	35,900	699,691
		10,542,951
HOTELS, RESTAURANTS & LEISURE - 0.1%
Leisure Facilities - 0.1%
Life Time Fitness, Inc. (a)(d)	19,000	976,980
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - 0.3%
Internet Software & Services - 0.3%
WebMD Health Corp. Class A (a)	42,289	$ 1,936,413
LIFE SCIENCES TOOLS & SERVICES - 9.8%
Life Sciences Tools & Services - 9.8%
AMAG Pharmaceuticals, Inc. (a)	83,701	4,493,907
Applera Corp. - Applied Biosystems Group	113,600	3,546,592
Bruker BioSciences Corp. (a)	422,223	3,306,006
Covance, Inc. (a)	23,700	1,672,509
Exelixis, Inc. (a)	342,797	3,321,703
Illumina, Inc. (a)	47,272	2,154,185
Luminex Corp. (a)(d)	75,400	900,276
Medivation, Inc. (a)	17,600	288,816
Millipore Corp. (a)(d)	115,470	9,077,097
PerkinElmer, Inc.	441,300	12,281,379
Pharmaceutical Product Development, Inc.	39,400	1,319,900
QIAGEN NV (a)	126,500	2,175,800
Thermo Fisher Scientific, Inc. (a)	287,100	14,989,491
Third Wave Technologies, Inc. (a)	46,900	341,901
Waters Corp. (a)	89,800	5,231,748
		65,101,310
MACHINERY - 0.0%
Industrial Machinery - 0.0%
Pall Corp.	9,100	377,832
PERSONAL PRODUCTS - 0.9%
Personal Products - 0.9%
Bare Escentuals, Inc.	138,692	3,912,501
Hengan International Group Co. Ltd.	656,000	2,204,930
		6,117,431
PHARMACEUTICALS - 33.6%
Pharmaceuticals - 33.6%
Adams Respiratory Therapeutics, Inc. (a)(d)	135,700	5,022,257
Akorn, Inc. (a)	47,000	318,660
Allergan, Inc. (d)	306,220	17,800,569
Aurobindo Pharma Ltd.	14,696	237,974
Barr Pharmaceuticals, Inc. (a)	117,400	6,013,228
BioMimetic Therapeutics, Inc.	331,162	4,778,668
Bristol-Myers Squibb Co. (d)	751,200	21,341,592
Cadence Pharmaceuticals, Inc. (d)	33,446	411,386
China Shineway Pharmaceutical Group Ltd.	1,608,000	1,155,553
Collagenex Pharmaceuticals, Inc. (a)	72,600	846,516
Eczacibasi ILAC Sanayi TAS (a)	82,000	351,164
Elan Corp. PLC sponsored ADR (a)	78,100	1,462,813
Endo Pharmaceuticals Holdings, Inc. (a)	41,500	1,411,415
Eurand NV	52,068	746,655
Forest Laboratories, Inc. (a)	45,300	1,821,060

	Shares	Value
Inspire Pharmaceuticals, Inc. (a)	65,500	$ 360,250
Jazz Pharmaceuticals, Inc. (a)	34,787	493,628
Johnson & Johnson	799,458	48,367,209
Merck & Co., Inc.	1,011,500	50,220,970
Nexmed, Inc. (a)	156,500	259,790
Novo Nordisk AS Series B sponsored ADR	3,200	335,712
Pfizer, Inc.	496,820	11,680,238
Schering-Plough Corp.	824,700	23,536,938
Shire PLC sponsored ADR	112,600	8,308,754
Sirtris Pharmaceuticals, Inc.	3,400	42,364
Stada Arzneimittel AG	14,100	922,819
Teva Pharmaceutical Industries Ltd. sponsored ADR	8,100	340,362
Wyeth	238,942	11,593,466
Xenoport, Inc. (a)	53,000	2,262,570
		222,444,580
SOFTWARE - 0.2%
Systems Software - 0.2%
Quality Systems, Inc.	27,648	1,071,084
TOTAL COMMON STOCKS (Cost $569,972,738)		658,013,234
Convertible Bonds - 0.1%
Principal Amount
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Health Care Supplies - 0.1%
Inverness Medical Innovations, Inc. 3% 5/15/16 (e) (Cost $719,000)	$ 719,000	852,015
Money Market Funds - 5.8%
Shares
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c) (Cost $38,199,751)	38,199,751	38,199,751
TOTAL INVESTMENT PORTFOLIO - 105.2% (Cost $608,891,489)	697,065,000
NET OTHER ASSETS - (5.2)%	(34,704,034)
NET ASSETS - 100%	$ 662,360,966
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $852,015 or 0.1% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $202,068 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Electro-Optical Sciences, Inc. warrants 11/2/11	11/1/06	$ 6
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 215,043
Fidelity Securities Lending Cash Central Fund	219,537
Total	$ 434,580
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.5%
Germany	2.2%
Brazil	1.7%
United Kingdom	1.4%
Others (individually less than 1%)	6.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Health Care

Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $36,931,789) - See accompanying schedule: Unaffiliated issuers (cost $570,691,738)	$ 658,865,249
Fidelity Central Funds (cost $38,199,751)	38,199,751
Total Investments (cost $608,891,489)		$ 697,065,000
Receivable for investments sold		23,440,698
Receivable for fund shares sold		556,030
Dividends receivable		300,696
Interest receivable		4,554
Distributions receivable from Fidelity Central Funds		65,357
Prepaid expenses		1,347
Other receivables		18,724
Total assets		721,452,406

Liabilities
Payable to custodian bank	$ 1,121,602
Payable for investments purchased	16,601,639
Payable for fund shares redeemed	2,243,497
Accrued management fee	322,082
Distribution fees payable	324,409
Other affiliated payables	194,064
Other payables and accrued expenses	84,396
Collateral on securities loaned, at value	38,199,751
Total liabilities		59,091,440

Net Assets		$ 662,360,966
Net Assets consist of:
Paid in capital		$ 526,959,442
Accumulated net investment loss		(199)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		47,267,140
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		88,134,583
Net Assets		$ 662,360,966

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($234,656,270 ÷ 10,249,109 shares)	$ 22.90

Maximum offering price per share (100/94.25 of $22.90)	$ 24.30
Class T: Net Asset Value and redemption price per share ($186,627,857 ÷ 8,337,163 shares)	$ 22.39

Maximum offering price per share (100/96.50 of $22.39)	$ 23.20
Class B: Net Asset Value and offering price per share ($113,383,639 ÷ 5,325,185 shares)A	$ 21.29

Class C: Net Asset Value and offering price per share ($105,518,749 ÷ 4,957,279 shares)A	$ 21.29

Institutional Class: Net Asset Value, offering price and redemption price per share ($22,174,451 ÷ 938,991 shares)	$ 23.62

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007

Investment Income
Dividends		$ 7,225,654
Interest		8,234
Income from Fidelity Central Funds		434,580
Total income		7,668,468

Expenses
Management fee	$ 4,031,988
Transfer agent fees	2,310,550
Distribution fees	4,245,973
Accounting and security lending fees	264,496
Custodian fees and expenses	38,150
Independent trustees' compensation	2,379
Registration fees	87,759
Audit	53,006
Legal	11,793
Miscellaneous	170,794
Total expenses before reductions	11,216,888
Expense reductions	(87,066)	11,129,822
Net investment income (loss)		(3,461,354)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	78,376,128
Foreign currency transactions	(66,522)
Total net realized gain (loss)		78,309,606
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $37,025)	(16,375,226)
Assets and liabilities in foreign currencies	(1,912)
Total change in net unrealized appreciation (depreciation)		(16,377,138)
Net gain (loss)		61,932,468
Net increase (decrease) in net assets resulting from operations		$ 58,471,114

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,461,354)	$ (6,125,419)
Net realized gain (loss)	78,309,606	99,186,502
Change in net unrealized appreciation (depreciation)	(16,377,138)	(66,787,109)
Net increase (decrease) in net assets resulting from operations	58,471,114	26,273,974
Distributions to shareholders from net realized gain	(83,314,166)	(1,408,688)
Share transactions - net increase (decrease)	(46,973,972)	(90,540,183)
Redemption fees	16,966	29,238
Total increase (decrease) in net assets	(71,800,058)	(65,645,659)

Net Assets
Beginning of period	734,161,024	799,806,683
End of period (including accumulated net investment loss of $199 and accumulated net investment loss of $327, respectively)	$ 662,360,966	$ 734,161,024

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.77	$ 22.94	$ 18.91	$ 18.29	$ 16.51
Income from Investment Operations
Net investment income (loss) C	(.03)	(.09)	(.05)	(.05)	- G
Net realized and unrealized gain (loss)	1.91	.96	4.08	.67	1.78
Total from investment operations	1.88	.87	4.03	.62	1.78
Distributions from net realized gain	(2.75)	(.04)	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	- G
Net asset value, end of period	$ 22.90	$ 23.77	$ 22.94	$ 18.91	$ 18.29
Total Return A,B	8.54%	3.79%	21.31%	3.39%	10.78%
Ratios to Average Net Assets D, F
Expenses before reductions	1.22%	1.25%	1.28%	1.32%	1.34%
Expenses net of fee waivers, if any	1.22%	1.25%	1.28%	1.32%	1.34%
Expenses net of all reductions	1.21%	1.21%	1.26%	1.29%	1.27%
Net investment income (loss)	(.14)%	(.38)%	(.22)%	(.26)%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 234,656	$ 199,221	$ 139,158	$ 104,258	$ 108,692
Portfolio turnover rate E	141%	99%	71%	60%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.26	$ 22.50	$ 18.60	$ 18.03	$ 16.31
Income from Investment Operations
Net investment income (loss) C	(.09)	(.15)	(.09)	(.09)	(.04)
Net realized and unrealized gain (loss)	1.87	.95	3.99	.66	1.76
Total from investment operations	1.78	.80	3.90	.57	1.72
Distributions from net realized gain	(2.65)	(.04)	-	-	-
Redemption fees added to paid in capital C	-G	-G	-G	-G	- G
Net asset value, end of period	$ 22.39	$ 23.26	$ 22.50	$ 18.60	$ 18.03
Total Return A,B	8.25%	3.55%	20.97%	3.16%	10.55%
Ratios to Average Net Assets D, F
Expenses before reductions	1.48%	1.50%	1.53%	1.56%	1.59%
Expenses net of fee waivers, if any	1.48%	1.50%	1.53%	1.56%	1.59%
Expenses net of all reductions	1.47%	1.47%	1.51%	1.53%	1.51%
Net investment income (loss)	(.40)%	(.63)%	(.47)%	(.51)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 186,628	$ 218,280	$ 243,353	$ 243,176	$ 264,115
Portfolio turnover rate E	141%	99%	71%	60%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.17	$ 21.55	$ 17.91	$ 17.45	$ 15.86
Income from Investment Operations
Net investment income (loss) C	(.20)	(.25)	(.19)	(.18)	(.12)
Net realized and unrealized gain (loss)	1.79	.91	3.83	.64	1.71
Total from investment operations	1.59	.66	3.64	.46	1.59
Distributions from net realized gain	(2.47)	(.04)	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-G
Net asset value, end of period	$ 21.29	$ 22.17	$ 21.55	$ 17.91	$ 17.45
Total Return A,B	7.66%	3.06%	20.32%	2.64%	10.03%
Ratios to Average Net Assets D, F
Expenses before reductions	1.99%	2.01%	2.04%	2.06%	2.05%
Expenses net of fee waivers, if any	1.99%	2.01%	2.04%	2.06%	2.05%
Expenses net of all reductions	1.98%	1.98%	2.01%	2.03%	1.98%
Net investment income (loss)	(.91)%	(1.14)%	(.98)%	(1.01)%	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 113,384	$ 180,364	$ 266,319	$ 285,299	$ 317,906
Portfolio turnover rate E	141%	99%	71%	60%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.24	$ 21.61	$ 17.94	$ 17.47	$ 15.87
Income from Investment Operations
Net investment income (loss) C	(.19)	(.24)	(.17)	(.17)	(.11)
Net realized and unrealized gain (loss)	1.79	.91	3.84	.64	1.71
Total from investment operations	1.60	.67	3.67	.47	1.60
Distributions from net realized gain	(2.55)	(.04)	-	-	-
Redemption fees added to paid in capital C	-G	-G	-G	- G	- G
Net asset value, end of period	$ 21.29	$ 22.24	$ 21.61	$ 17.94	$ 17.47
Total Return A,B	7.75%	3.10%	20.46%	2.69%	10.08%
Ratios to Average Net Assets D, F
Expenses before reductions	1.94%	1.94%	1.97%	2.00%	2.00%
Expenses net of fee waivers, if any	1.94%	1.94%	1.97%	2.00%	2.00%
Expenses net of all reductions	1.93%	1.91%	1.94%	1.97%	1.92%
Net investment income (loss)	(.86)%	(1.07)%	(.91)%	(.95)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 105,519	$ 115,644	$ 131,277	$ 130,184	$ 150,576
Portfolio turnover rate E	141%	99%	71%	60%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 24.43	$ 23.48	$ 19.28	$ 18.58	$ 16.70
Income from Investment Operations
Net investment income (loss) B	.05	- F	.04	.03	.06
Net realized and unrealized gain (loss)	1.96	.99	4.16	.67	1.82
Total from investment operations	2.01	.99	4.20	.70	1.88
Distributions from net realized gain	(2.82)	(.04)	-	-	-
Redemption fees added to paid in capital B	- F	- F	- F	- F	- F
Net asset value, end of period	$ 23.62	$ 24.43	$ 23.48	$ 19.28	$ 18.58
Total Return A	8.90%	4.21%	21.78%	3.77%	11.26%
Ratios to Average Net Assets C,E
Expenses before reductions	.88%	.86%	.88%	.91%	.96%
Expenses net of fee waivers, if any	.88%	.86%	.88%	.91%	.96%
Expenses net of all reductions	.87%	.83%	.85%	.88%	.88%
Net investment income (loss)	.19%	.01%	.18%	.14%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,174	$ 20,652	$ 19,698	$ 20,358	$ 23,364
Portfolio turnover rate D	141%	99%	71%	60%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Health Care Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales .

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 106,392,713
Unrealized depreciation	(19,142,336)
Net unrealized appreciation (depreciation)	87,250,377
Undistributed ordinary income	6,698,838
Undistributed long-term capital gain	37,019,576

Cost for federal income tax purposes	$ 609,814,623

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 9,215,258	$ -
Long-term Capital Gains	74,098,908	1,408,688
Total	$ 83,314,166	$ 1,408,688

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Health Care

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,004,019,333 and $1,136,601,966, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 560,826	$ 25,284
Class T	.25%	.25%	1,042,480	8,440
Class B	.75%	.25%	1,498,719	1,129,920
Class C	.75%	.25%	1,143,948	68,529
			$ 4,245,973	$ 1,232,173

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 57,177
Class T	24,588
Class B*	214,242
Class C*	5,686
$ 301,693

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 725,923.32
Class T	685,061.33
Class B	514,752.34
Class C	335,870.29
Institutional Class	48,944.24
	$ 2,310,550

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,268 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,365 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $219,537.

Health Care

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $55,299 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 15,349
Class B	505
Class C	1,600
Institutional Class	273
$ 17,727

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to each of the Funds is not anticipated to have a material impact on such Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net realized gain
Class A	$ 23,887,113	$ 268,383
Class T	24,697,844	418,518
Class B	18,914,669	451,789
Class C	13,345,526	237,307
Institutional Class	2,469,014	32,691
Total	$ 83,314,166	$ 1,408,688

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	3,628,491	4,246,771	$ 84,047,399	$ 100,545,647
Reinvestment of distributions	919,326	9,593	20,489,356	231,281
Shares redeemed	(2,679,409)	(1,943,098)	(62,216,884)	(45,790,984)
Net increase (decrease)	1,868,408	2,313,266	$ 42,319,871	$ 54,985,944
Class T
Shares sold	811,354	1,483,213	$ 18,411,031	$ 34,397,018
Reinvestment of distributions	1,065,004	16,686	23,268,418	394,126
Shares redeemed	(2,924,887)	(2,931,043)	(66,315,193)	(67,817,881)
Net increase (decrease)	(1,048,529)	(1,431,144)	$ (24,635,744)	$ (33,026,737)
Class B
Shares sold	416,759	602,620	$ 8,968,832	$ 13,347,616
Reinvestment of distributions	800,087	17,559	16,715,113	396,669
Shares redeemed	(4,028,295)	(4,838,970)	(87,078,801)	(107,126,893)
Net increase (decrease)	(2,811,449)	(4,218,791)	$ (61,394,856)	$ (93,382,608)
Class C
Shares sold	498,290	622,433	$ 10,716,280	$ 13,817,015
Reinvestment of distributions	508,339	8,336	10,614,471	188,806
Shares redeemed	(1,249,593)	(1,506,077)	(26,990,765)	(33,350,524)
Net increase (decrease)	(242,964)	(875,308)	$ (5,660,014)	$ (19,344,703)
Institutional Class
Shares sold	415,448	197,168	$ 10,086,881	$ 4,832,048
Reinvestment of distributions	77,688	990	1,779,821	24,473
Shares redeemed	(399,590)	(191,717)	(9,469,931)	(4,628,600)
Net increase (decrease)	93,546	6,441	$ 2,396,771	$ 227,921

Health Care

Advisor Industrials Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	25.53%	19.60%	10.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Industrials Fund - Institutional Class on July 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Industrials Fund

Management's Discussion of Fund Performance

Comments from Tobias Welo, Portfolio Manager of Fidelity® Advisor Industrials Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 25.13%, 24.82%, 24.18% and 24.25%, respectively (excluding sales charges), trailing the 26.68% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Industrials Index and the 26.28% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Cyclical Industries Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund handily beat the S&P 500. The fund modestly lagged the Goldman Sachs index during the first two months of the period. An overweighting and unfavorable stock selection in the construction and engineering group worked against the fund, along with mediocre stock picking in heavy electrical equipment and diversified chemicals. Conversely, stock picking in three groups - auto manufacturers, steel, and construction and farm machinery/heavy trucks - was beneficial. Among individual holdings, engineering and construction holdings Fluor and Netherlands-based Chicago Bridge & Iron were weak, as falling energy prices threatened the cancellation of some of the companies' projects. On the positive side, not owning weak-performing auto manufacturer and major index component DaimlerChrysler during this two-month stretch aided our results. During the final 10 months of the period, the fund's return fell slightly short of the MSCI index. Stock selection in industrial conglomerates dragged down our performance, along with a sizable underweighting in the strong-performing construction and farm machinery/heavy trucks segment. On the positive side, the fund's performance benefited from an overweighting and effective stock selection in construction and engineering. Additionally, our picks in heavy electrical equipment added value. Among individual holdings, overweighting US Airways was a mistake. This stock was hampered by difficult earnings comparisons from the prior year, as well as by investors' disappointment over unfulfilled hopes for industry consolidation, rising fuel costs and the increasing number of airline shares available for purchase due to another carrier's emergence from bankruptcy. An underweighting and untimely ownership of heavy equipment maker Caterpillar also detracted, as did shying away from commercial aircraft maker and index component Boeing. Looking at contributors, Shaw Group and Foster Wheeler both rode strong global markets in commercial construction. Switzerland-based ABB, a provider of power transmission and automation equipment for utility and industrial customers, also contributed to performance. Caterpillar and Foster Wheeler were sold by period end.

During the past year, the fund's Institutional Class shares returned 25.53%, trailing the 26.68% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Industrials Index and the 26.28% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Cyclical Industries Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund handily beat the S&P 500. The fund modestly lagged the Goldman Sachs index during the first two months of the period. An overweighting and unfavorable stock selection in the construction and engineering group worked against the fund, along with mediocre stock picking in heavy electrical equipment and diversified chemicals. Conversely, stock picking in three groups - auto manufacturers, steel, and construction and farm machinery/heavy trucks - was beneficial. Among individual holdings, engineering and construction holdings Fluor and Netherlands-based Chicago Bridge & Iron were weak, as falling energy prices threatened the cancellation of some of the companies' projects. On the positive side, not owning weak-performing auto manufacturer and major index component DaimlerChrysler during this two-month stretch aided our results. During the final 10 months of the period, the fund's return fell slightly short of the MSCI index. Stock selection in industrial conglomerates dragged down our performance, along with a sizable underweighting in the strong-performing construction and farm machinery/heavy trucks segment. On the positive side, the fund's performance benefited from an overweighting and effective stock selection in construction and engineering. Additionally, our picks in heavy electrical equipment added value. Among individual holdings, overweighting US Airways was a mistake. This stock was hampered by difficult earnings comparisons from the prior year as well as by investors' disappointment over unfulfilled hopes for industry consolidation, rising fuel costs and the increasing number of airline shares available for purchase due to another carrier's emergence from bankruptcy. An underweighting and untimely ownership of heavy equipment maker Caterpillar also detracted, as did shying away from commercial aircraft maker and index component Boeing. Looking at contributors, Shaw Group and Foster Wheeler both rode strong global markets in commercial construction. Switzerland-based ABB, a provider of power transmission and automation equipment for utility and industrial customers, also contributed to performance. Caterpillar and Foster Wheeler were sold by period end.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Cyclical Industries Index, which returned 4.40% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Industrials Index, which returned 20.97% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 26.28%.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Industrials

Advisor Industrials Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,107.30	$ 6.11
HypotheticalA	$ 1,000.00	$ 1,018.99	$ 5.86
Class T
Actual	$ 1,000.00	$ 1,105.90	$ 7.41
HypotheticalA	$ 1,000.00	$ 1,017.75	$ 7.10
Class B
Actual	$ 1,000.00	$ 1,103.10	$ 10.17
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 9.74
Class C
Actual	$ 1,000.00	$ 1,103.20	$ 9.96
HypotheticalA	$ 1,000.00	$ 1,015.32	$ 9.54
Institutional Class
Actual	$ 1,000.00	$ 1,109.00	$ 4.71
HypotheticalA	$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.17%
Class T	1.42%
Class B	1.95%
Class C	1.91%
Institutional Class	.90%

Annual Report

Advisor Industrials Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	9.8	20.0
United Technologies Corp.	7.2	7.8
Honeywell International, Inc.	4.0	5.6
3M Co.	3.6	2.3
Emerson Electric Co.	3.0	3.1
Danaher Corp.	2.6	3.5
Union Pacific Corp.	2.5	1.9
Burlington Northern Santa Fe Corp.	2.3	2.8
Illinois Tool Works, Inc.	2.3	2.4
Lockheed Martin Corp.	2.3	0.0
	39.6
Top Industries (% of fund's net assets)
As of July 31, 2007
Aerospace & Defense	18.8%
Machinery	17.7%
Industrial Conglomerates	16.5%
Road & Rail	8.4%
Electrical Equipment	8.1%
All Others*	30.5%

As of January 31, 2007
Industrial Conglomerates	28.8%
Aerospace & Defense	18.6%
Machinery	13.9%
Road & Rail	8.6%
Electrical Equipment	6.6%
All Others*	23.5%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Industrials Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
AEROSPACE & DEFENSE - 18.8%
Aerospace & Defense - 18.8%
General Dynamics Corp.	84,600	$ 6,646,176
Honeywell International, Inc.	247,500	14,233,725
Lockheed Martin Corp.	81,900	8,065,512
Raytheon Co.	145,600	8,060,416
Rockwell Collins, Inc.	27,100	1,861,770
Spirit AeroSystems Holdings, Inc. Class A	63,600	2,308,680
United Technologies Corp.	351,500	25,648,955
		66,825,234
AIR FREIGHT & LOGISTICS - 1.1%
Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc.	50,400	2,451,960
Panalpina Welttransport Holding AG	6,800	1,341,889
		3,793,849
AIRLINES - 2.3%
Airlines - 2.3%
Delta Air Lines, Inc. (a)(d)	104,147	1,855,900
Northwest Airlines Corp. (a)	27,100	472,353
UAL Corp. (a)(d)	57,700	2,546,878
US Airways Group, Inc. (a)	110,000	3,411,100
		8,286,231
AUTO COMPONENTS - 1.0%
Auto Parts & Equipment - 1.0%
Johnson Controls, Inc.	31,800	3,598,170
AUTOMOBILES - 1.0%
Automobile Manufacturers - 1.0%
DaimlerChrysler AG	40,800	3,702,600
BUILDING PRODUCTS - 1.9%
Building Products - 1.9%
American Standard Companies, Inc.	35,900	1,940,395
Masco Corp.	181,800	4,946,778
		6,887,173
CHEMICALS - 3.4%
Fertilizers & Agricultural Chemicals - 1.0%
Agrium, Inc.	85,400	3,590,691
Industrial Gases - 1.4%
Airgas, Inc.	108,400	5,062,280
Specialty Chemicals - 1.0%
Ecolab, Inc.	40,700	1,713,877
Minerals Technologies, Inc.	27,800	1,797,826
		3,511,703
TOTAL CHEMICALS		12,164,674

	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 5.5%
Diversified Commercial & Professional Services - 1.6%
Equifax, Inc.	20,300	$ 821,338
The Brink's Co.	78,800	4,818,620
		5,639,958
Environmental & Facility Services - 3.9%
Allied Waste Industries, Inc. (a)	481,600	6,198,192
Casella Waste Systems, Inc. Class A (a)	8,400	93,492
Covanta Holding Corp. (a)	13,600	308,448
Waste Connections, Inc. (a)	41,400	1,283,400
Waste Management, Inc.	155,100	5,898,453
		13,781,985
TOTAL COMMERCIAL SERVICES & SUPPLIES		19,421,943
CONSTRUCTION & ENGINEERING - 6.5%
Construction & Engineering - 6.5%
Chicago Bridge & Iron Co. NV (NY Shares)	53,900	2,188,340
Fluor Corp.	47,800	5,521,378
Granite Construction, Inc.	31,500	2,047,185
Infrasource Services, Inc. (a)	21,000	727,020
Jacobs Engineering Group, Inc. (a)	37,600	2,317,288
Outotec Oyj	13,600	816,215
Quanta Services, Inc. (a)	48,700	1,384,541
Shaw Group, Inc. (a)	150,950	8,033,559
		23,035,526
ELECTRICAL EQUIPMENT - 8.1%
Electrical Components & Equipment - 5.0%
AMETEK, Inc.	58,000	2,263,160
Cooper Industries Ltd. Class A	92,300	4,884,516
Emerson Electric Co.	224,200	10,553,094
Prysmian SpA	3,900	106,838
		17,807,608
Heavy Electrical Equipment - 3.1%
ABB Ltd. sponsored ADR	257,700	6,202,839
Alstom SA	11,700	2,142,097
Suzlon Energy Ltd.	34,129	1,079,365
Vestas Wind Systems AS (a)	20,400	1,380,546
		10,804,847
TOTAL ELECTRICAL EQUIPMENT		28,612,455
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
Electronic Equipment & Instruments - 0.7%
Itron, Inc. (a)(d)	30,100	2,390,843
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.4%
Independent Power Producers & Energy Traders - 0.4%
NRG Energy, Inc. (a)	33,900	1,306,845
Common Stocks - continued
	Shares	Value
INDUSTRIAL CONGLOMERATES - 16.5%
Industrial Conglomerates - 16.5%
3M Co. (d)	146,100	$ 12,991,212
General Electric Co.	897,300	34,779,348
Siemens AG sponsored ADR	38,200	4,837,266
Tyco International Ltd.	127,125	6,011,741
		58,619,567
MACHINERY - 17.7%
Construction & Farm Machinery & Heavy Trucks - 4.6%
Bucyrus International, Inc. Class A	59,800	3,800,888
Cummins, Inc.	63,366	7,521,544
Navistar International Corp. (a)	13,500	850,500
Oshkosh Truck Co.	72,408	4,145,358
		16,318,290
Industrial Machinery - 13.1%
Danaher Corp.	125,600	9,379,808
Donaldson Co., Inc.	61,100	2,223,429
Dover Corp.	104,100	5,309,100
Eaton Corp.	44,800	4,353,664
Flowserve Corp.	58,600	4,235,022
IDEX Corp.	70,300	2,545,563
Illinois Tool Works, Inc.	148,000	8,147,400
Ingersoll-Rand Co. Ltd. Class A	89,400	4,498,608
SPX Corp.	51,200	4,806,144
Sulzer AG (Reg.)	651	868,000
		46,366,738
TOTAL MACHINERY		62,685,028
MARINE - 0.9%
Marine - 0.9%
Kirby Corp. (a)	79,600	3,224,596
METALS & MINING - 3.2%
Diversified Metals & Mining - 1.0%
Titanium Metals Corp. (a)	108,600	3,629,412
Steel - 2.2%
Carpenter Technology Corp.	19,000	2,255,110
Reliance Steel & Aluminum Co.	71,600	3,761,864
Steel Dynamics, Inc.	40,700	1,706,551
		7,723,525
TOTAL METALS & MINING		11,352,937
OIL, GAS & CONSUMABLE FUELS - 0.7%
Coal & Consumable Fuels - 0.7%
Massey Energy Co.	68,800	1,468,880
Peabody Energy Corp.	21,200	895,912
		2,364,792

	Shares	Value
ROAD & RAIL - 8.4%
Railroads - 4.8%
Burlington Northern Santa Fe Corp.	100,000	$ 8,214,000
Union Pacific Corp.	74,700	8,899,758
		17,113,758
Trucking - 3.6%
Hertz Global Holdings, Inc.	90,500	2,026,295
Landstar System, Inc.	64,226	2,919,714
Old Dominion Freight Lines, Inc. (a)	118,136	3,409,405
Ryder System, Inc.	78,000	4,240,860
		12,596,274
TOTAL ROAD & RAIL		29,710,032
TRADING COMPANIES & DISTRIBUTORS - 0.5%
Trading Companies & Distributors - 0.5%
Rush Enterprises, Inc. Class A (a)	64,970	1,815,912
TOTAL COMMON STOCKS (Cost $309,449,857)		349,798,407
Nonconvertible Bonds - 0.1%
Principal Amount
AIRLINES - 0.1%
Airlines - 0.1%
Delta Air Lines, Inc. 8.3% 12/15/29 (a) (Cost $77,750)	$ 2,690,000	174,850
Money Market Funds - 4.3%
	Shares
Fidelity Cash Central Fund, 5.38% (b)	4,425,923	4,425,923
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	10,826,000	10,826,000
TOTAL MONEY MARKET FUNDS (Cost $15,251,923)		15,251,923
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $324,779,530)	365,225,180
NET OTHER ASSETS - (3.0)%	(10,554,466)
NET ASSETS - 100%	$ 354,670,714
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 255,049
Fidelity Securities Lending Cash Central Fund	42,601
Total	$ 297,650
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.9%
Bermuda	3.1%
Switzerland	2.5%
Germany	2.4%
Canada	1.0%
Others (individually less than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Industrials Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $10,404,564) - See accompanying schedule: Unaffiliated issuers (cost $309,527,607)	$ 349,973,257
Fidelity Central Funds (cost $15,251,923)	15,251,923
Total Investments (cost $324,779,530)		$ 365,225,180
Receivable for investments sold		2,183,677
Receivable for fund shares sold		1,526,465
Dividends receivable		110,857
Distributions receivable from Fidelity Central Funds		21,886
Prepaid expenses		464
Other receivables		400
Total assets		369,068,929

Liabilities
Payable for investments purchased	$ 2,714,643
Payable for fund shares redeemed	409,349
Accrued management fee	168,773
Distribution fees payable	153,288
Other affiliated payables	87,866
Other payables and accrued expenses	38,296
Collateral on securities loaned, at value	10,826,000
Total liabilities		14,398,215

Net Assets		$ 354,670,714
Net Assets consist of:
Paid in capital		$ 286,208,806
Distributions in excess of net investment income		(6)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		28,016,324
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		40,445,590
Net Assets		$ 354,670,714

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($157,451,148 ÷ 6,176,934 shares)	$ 25.49

Maximum offering price per share (100/94.25 of $25.49)	$ 27.05
Class T: Net Asset Value and redemption price per share ($75,529,998 ÷ 3,000,862 shares)	$ 25.17

Maximum offering price per share (100/96.50 of $25.17)	$ 26.08
Class B: Net Asset Value and offering price per share ($44,329,666 ÷ 1,832,467 shares)A	$ 24.19

Class C: Net Asset Value and offering price per share ($57,861,699 ÷ 2,385,311 shares)A	$ 24.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($19,498,203 ÷ 742,423 shares)	$ 26.26

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007

Investment Income
Dividends		$ 4,558,254
Interest		1,796
Income from Fidelity Central Funds		297,650
Total income		4,857,700

Expenses
Management fee	$ 1,719,635
Transfer agent fees	867,389
Distribution fees	1,583,822
Accounting and security lending fees	125,061
Custodian fees and expenses	11,611
Independent trustees' compensation	962
Registration fees	89,463
Audit	48,257
Legal	4,217
Miscellaneous	69,453
Total expenses before reductions	4,519,870
Expense reductions	(10,308)	4,509,562
Net investment income (loss)		348,138
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	35,393,475
Foreign currency transactions	(5,404)
Total net realized gain (loss)		35,388,071
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $60)	31,234,023
Assets and liabilities in foreign currencies	(114)
Total change in net unrealized appreciation (depreciation)		31,233,909
Net gain (loss)		66,621,980
Net increase (decrease) in net assets resulting from operations		$ 66,970,118

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 348,138	$ 67,497
Net realized gain (loss)	35,388,071	16,800,474
Change in net unrealized appreciation (depreciation)	31,233,909	(9,655,014)
Net increase (decrease) in net assets resulting from operations	66,970,118	7,212,957
Distributions to shareholders from net investment income	(473,352)	-
Distributions to shareholders from net realized gain	(21,383,547)	(7,122,799)
Total distributions	(21,856,899)	(7,122,799)
Share transactions - net increase (decrease)	61,861,883	109,957,564
Redemption fees	14,915	25,597
Total increase (decrease) in net assets	106,990,017	110,073,319

Net Assets
Beginning of period	247,680,697	137,607,378
End of period (including distributions in excess of net investment income of $6 and undistributed net investment income of $65,095, respectively)	$ 354,670,714	$ 247,680,697

See accompanying notes which are an integral part of the financial statements.

Industrials

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.16	$ 21.53	$ 18.10	$ 14.15	$ 12.75
Income from Investment Operations
Net investment income (loss) C	.09	.08	.02	(.02)	.06
Net realized and unrealized gain (loss)	5.11	1.63	4.35	3.96	1.36
Total from investment operations	5.20	1.71	4.37	3.94	1.42
Distributions from net investment income	(.06)	-	-	-	(.02)
Distributions from net realized gain	(1.81)	(1.08)	(.94)	-	-
Total distributions	(1.87)	(1.08)	(.94)	-	(.02)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 25.49	$ 22.16	$ 21.53	$ 18.10	$ 14.15
Total Return A,B	25.13%	8.40%	25.04%	27.92%	11.16%
Ratios to Average Net Assets D,F
Expenses before reductions	1.21%	1.26%	1.34%	1.65%	1.99%
Expenses net of fee waivers, if any	1.21%	1.26%	1.34%	1.50%	1.53%
Expenses net of all reductions	1.21%	1.24%	1.29%	1.47%	1.46%
Net investment income (loss)	.38%	.34%	.09%	(.12)%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 157,451	$ 99,255	$ 40,264	$ 12,612	$ 4,272
Portfolio turnover rate E	130%	94%	116%	106%	149%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 21.86	$ 21.27	$ 17.90	$ 14.02	$ 12.66
Income from Investment Operations
Net investment income (loss) C	.03	.02	(.03)	(.06)	.03
Net realized and unrealized gain (loss)	5.05	1.61	4.31	3.93	1.34
Total from investment operations	5.08	1.63	4.28	3.87	1.37
Distributions from net investment income	(.03)	-	-	-	(.01)
Distributions from net realized gain	(1.74)	(1.04)	(.91)	-	-
Total distributions	(1.77)	(1.04)	(.91)	-	(.01)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 25.17	$ 21.86	$ 21.27	$ 17.90	$ 14.02
Total Return A,B	24.82%	8.13%	24.78%	27.67%	10.84%
Ratios to Average Net Assets D,F
Expenses before reductions	1.46%	1.49%	1.57%	1.90%	2.25%
Expenses net of fee waivers, if any	1.46%	1.49%	1.57%	1.75%	1.78%
Expenses net of all reductions	1.46%	1.47%	1.52%	1.72%	1.71%
Net investment income (loss)	.13%	.11%	(.14)%	(.36)%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 75,530	$ 55,936	$ 40,126	$ 13,089	$ 5,493
Portfolio turnover rate E	130%	94%	116%	106%	149%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 21.02	$ 20.55	$ 17.27	$ 13.61	$ 12.33
Income from Investment Operations
Net investment income (loss) C	(.09)	(.09)	(.13)	(.14)	(.03)
Net realized and unrealized gain (loss)	4.87	1.55	4.17	3.79	1.31
Total from investment operations	4.78	1.46	4.04	3.65	1.28
Distributions from net realized gain	(1.61)	(.99)	(.76)	-	-
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 24.19	$ 21.02	$ 20.55	$ 17.27	$ 13.61
Total Return A,B	24.18%	7.54%	24.12%	26.89%	10.38%
Ratios to Average Net Assets D,F
Expenses before reductions	2.00%	2.04%	2.11%	2.37%	2.68%
Expenses net of fee waivers, if any	2.00%	2.04%	2.11%	2.25%	2.25%
Expenses net of all reductions	2.00%	2.02%	2.07%	2.22%	2.18%
Net investment income (loss)	(.41)%	(.44)%	(.68)%	(.87)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,330	$ 37,082	$ 32,242	$ 14,722	$ 9,005
Portfolio turnover rate E	130%	94%	116%	106%	149%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 21.16	$ 20.68	$ 17.36	$ 13.67	$ 12.39
Income from Investment Operations
Net investment income (loss) C	(.08)	(.08)	(.12)	(.14)	(.03)
Net realized and unrealized gain (loss)	4.88	1.56	4.19	3.82	1.31
Total from investment operations	4.80	1.48	4.07	3.68	1.28
Distributions from net realized gain	(1.70)	(1.00)	(.75)	-	-
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 24.26	$ 21.16	$ 20.68	$ 17.36	$ 13.67
Total Return A,B	24.25%	7.59%	24.16%	26.99%	10.33%
Ratios to Average Net Assets D,F
Expenses before reductions	1.94%	1.99%	2.07%	2.28%	2.57%
Expenses net of fee waivers, if any	1.94%	1.99%	2.07%	2.25%	2.25%
Expenses net of all reductions	1.94%	1.97%	2.02%	2.22%	2.18%
Net investment income (loss)	(.35)%	(.38)%	(.64)%	(.87)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,862	$ 42,363	$ 20,595	$ 9,507	$ 5,307
Portfolio turnover rate E	130%	94%	116%	106%	149%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Industrials

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.77	$ 22.06	$ 18.48	$ 14.41	$ 12.96
Income from Investment Operations
Net investment income (loss) B	.16	.16	.07	.02	.09
Net realized and unrealized gain (loss)	5.27	1.66	4.46	4.04	1.39
Total from investment operations	5.43	1.82	4.53	4.06	1.48
Distributions from net investment income	(.13)	-	-	-	(.03)
Distributions from net realized gain	(1.81)	(1.11)	(.95)	-	-
Total distributions	(1.94)	(1.11)	(.95)	-	(.03)
Redemption fees added to paid in capital B	- F	- F	- F	.01	- F
Net asset value, end of period	$ 26.26	$ 22.77	$ 22.06	$ 18.48	$ 14.41
Total Return A	25.53%	8.73%	25.41%	28.24%	11.46%
Ratios to Average Net Assets C,E
Expenses before reductions	.92%	.91%	1.06%	1.38%	1.55%
Expenses net of fee waivers, if any	.92%	.91%	1.06%	1.25%	1.25%
Expenses net of all reductions	.91%	.89%	1.01%	1.22%	1.18%
Net investment income (loss)	.67%	.69%	.37%	.13%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,498	$ 13,043	$ 4,379	$ 1,490	$ 1,156
Portfolio turnover rate D	130%	94%	116%	106%	149%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Industrials Fund (the Fund) (formerly Fidelity Advisor Cyclical Industries) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 46,153,238
Unrealized depreciation	(5,803,704)
Net unrealized appreciation (depreciation)	40,349,534
Undistributed ordinary income	12,422,062
Undistributed long-term capital gain	13,584,256

Cost for federal income tax purposes	$ 324,875,646

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 8,244,210	$ 2,645,179
Long-term Capital Gains	13,612,689	4,477,620
Total	$ 21,856,899	$ 7,122,799

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Industrials

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $423,041,427 and $387,371,157, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 330,340	$ 30,569
Class T	.25%	.25%	329,136	812
Class B	.75%	.25%	412,704	311,355
Class C	.75%	.25%	511,642	218,738
			$ 1,583,822	$ 561,474

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 181,480
Class T	20,555
Class B*	64,543
Class C*	18,873
$ 285,451

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 373,182.28
Class T	185,704.28
Class B	133,809.32
Class C	136,524.27
Institutional Class	38,170.24
	$ 867,389

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $785 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $533 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $42,601.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,077 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $31.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the

Industrials

10. Other - continued

conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net investment income
Class A	$ 317,175	$ -
Class T	81,458	-
Institutional Class	74,719	-
Total	$ 473,352	$ -
From net realized gain
Class A	$ 9,177,798	$ 2,209,329
Class T	4,598,164	1,993,493
Class B	2,897,402	1,595,001
Class C	3,663,404	1,032,683
Institutional Class	1,046,779	292,293
Total	$ 21,383,547	$ 7,122,799

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	3,210,590	3,250,873	$ 74,239,252	$ 73,798,607
Reinvestment of distributions	397,118	97,417	8,609,345	1,982,904
Shares redeemed	(1,910,674)	(738,421)	(44,327,457)	(16,310,331)
Net increase (decrease)	1,697,034	2,609,869	$ 38,521,140	$ 59,471,180
Class T
Shares sold	851,649	1,053,819	$ 19,483,528	$ 23,194,479
Reinvestment of distributions	204,709	95,171	4,388,662	1,914,595
Shares redeemed	(614,792)	(476,485)	(14,036,675)	(10,217,427)
Net increase (decrease)	441,566	672,505	$ 9,835,515	$ 14,891,647
Class B
Shares sold	490,419	691,509	$ 10,776,085	$ 14,823,678
Reinvestment of distributions	118,628	68,369	2,452,560	1,329,447
Shares redeemed	(540,505)	(564,827)	(11,926,256)	(11,906,215)
Net increase (decrease)	68,542	195,051	$ 1,302,389	$ 4,246,910

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class C
Shares sold	809,623	1,219,100	$ 17,844,285	$ 26,650,232
Reinvestment of distributions	135,846	42,653	2,814,613	834,597
Shares redeemed	(562,223)	(255,670)	(12,468,615)	(5,350,637)
Net increase (decrease)	383,246	1,006,083	$ 8,190,283	$ 22,134,192
Institutional Class
Shares sold	466,987	685,802	$ 11,092,441	$ 16,202,741
Reinvestment of distributions	33,033	7,337	737,185	152,999
Shares redeemed	(330,519)	(318,752)	(7,817,070)	(7,142,105)
Net increase (decrease)	169,501	374,387	$ 4,012,556	$ 9,213,635

Industrials

Advisor Technology Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	32.30%	16.10%	5.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Institutional Class on July 31, 2007. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Technology Fund

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Technology Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 31.82%, 31.48%, 30.91% and 30.83%, respectively (excluding sales charges), topping both the 29.40% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Information Technology Index and the 29.87% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund handily beat the S&P 500. The fund modestly trailed the Goldman Sachs index during the first two months of the period. Unfavorable stock picking in communications equipment undermined our results, more than offsetting what we gained from heavily overweighting the group, which performed well. An underweighting and unrewarding stock selection in systems software further hurt performance. On the positive side, my picks in Internet software and services and in computer hardware added value, as did an underweighting in the weak-performing data processing and outsourced services segment. Among individual holdings, not owning two major index components - networking equipment maker Cisco Systems and systems software provider Oracle - during the two-month period was detrimental. Both of these large-caps had become relatively cheap, while their business fundamentals improved, resulting in strong stock price gains. Our overweighted position in wireless infrastructure stock QUALCOMM also hurt. On the positive side, Freescale Semiconductor was a contributor to fund performance, rising sharply after receiving a buyout offer from a group of private-equity firms. I sold Freescale shortly thereafter to lock in profits. Chip maker Broadcom proved rewarding as well. During the period's final 10 months, the fund outperformed the MSCI index, mainly due to systems software, where both favorable stock selection and a sizable underweighting aided our results. My picks in communications equipment also helped. Counterbalancing those benefits to some extent was an underweighting in computer hardware, which was one of the best-performing subsectors in the index. At the stock level, the fund was helped by Canada-based Research In Motion (RIM), maker of the BlackBerry handheld messaging device. During the period, concerns eased about the company's stock options policies, and a solid second-quarter earnings report also helped propel the stock higher. Another Canadian contributor, Sandvine, advanced sharply due to rapid earnings and market share growth, together with an attractive valuation. Juniper Networks helped as well. Both RIM and Sandvine were out-of-index positions. Conversely, insufficient exposure to two strong-performing, large-cap index components held back the fund's returns. Specifically, not owning computer hardware giant International Business Machines and carrying a large underweighting in Cisco Systems detracted from performance.

During the past year, the fund's Institutional Class shares returned 32.30%, topping both the 29.40% gain of the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Information Technology Index and the 29.87% advance of a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Technology Index, which the fund was compared with through September 2006, and the new MSCI benchmark mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund handily beat the S&P 500. The fund modestly trailed the Goldman Sachs index during the first two months of the period. Unfavorable stock picking in communications equipment undermined our results, more than offsetting what we gained from heavily overweighting the group, which performed well. An underweighting and unrewarding stock selection in systems software further hurt performance. On the positive side, my picks in Internet software and services and in computer hardware added value, as did an underweighting in the weak-performing data processing and outsourced services segment. Among individual holdings, not owning two major index components - networking equipment maker Cisco Systems and systems software provider Oracle - during the two-month period was detrimental. Both of these large-caps had become relatively cheap, while their business fundamentals improved, resulting in strong stock price gains. Our overweighted position in wireless infrastructure stock QUALCOMM also hurt. On the positive side, Freescale Semiconductor was a contributor to fund performance, rising sharply after receiving a buyout offer from a group of private-equity firms. I sold Freescale shortly thereafter to lock in profits. Chip maker Broadcom proved rewarding as well. During the period's final 10 months, the fund outperformed the MSCI index, mainly due to systems software, where both favorable stock selection and a sizable underweighting aided our results. My picks in communications equipment also helped. Counterbalancing those benefits to some extent was an underweighting in computer hardware, which was one of the best-performing subsectors in the index. At the stock level, the fund was helped by Canada-based Research In Motion (RIM), maker of the BlackBerry handheld messaging device. During the period, concerns eased about the company's stock options policies, and a solid second-quarter earnings report also helped propel the stock higher. Another Canadian contributor, Sandvine, advanced sharply due to rapid earnings and market share growth, together with an attractive valuation. Juniper Networks helped as well. Both RIM and Sandvine were out-of-index positions. Conversely, insufficient exposure to two strong-performing, large-cap index components held back the fund's returns. Specifically, not owning computer hardware giant International Business Machines and carrying a large underweighting in Cisco Systems detracted from performance.

Annual Report

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Technology Index, which returned 12.15% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Information Technology Index, which returned 15.80% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 29.87%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Technology

Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,119.30	$ 6.10
HypotheticalA	$ 1,000.00	$ 1,019.04	$ 5.81
Class T
Actual	$ 1,000.00	$ 1,118.00	$ 7.35
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class B
Actual	$ 1,000.00	$ 1,115.70	$ 9.81
HypotheticalA	$ 1,000.00	$ 1,015.52	$ 9.35
Class C
Actual	$ 1,000.00	$ 1,115.10	$ 9.96
HypotheticalA	$ 1,000.00	$ 1,015.37	$ 9.49
Institutional Class
Actual	$ 1,000.00	$ 1,120.70	$ 4.68
HypotheticalA	$ 1,000.00	$ 1,020.38	$ 4.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.16%
Class T	1.40%
Class B	1.87%
Class C	1.90%
Institutional Class	.89%

Annual Report

Advisor Technology Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A (sub. vtg.)	5.9	4.6
Marvell Technology Group Ltd.	5.1	4.1
Apple, Inc.	4.3	5.4
Intel Corp.	3.5	3.4
Broadcom Corp. Class A	3.1	2.4
Juniper Networks, Inc.	3.0	1.8
QUALCOMM, Inc.	2.8	4.8
Cisco Systems, Inc.	2.8	3.3
Research In Motion Ltd.	2.5	5.4
F5 Networks, Inc.	2.1	2.0
	35.1
Top Industries (% of fund's net assets)
As of July 31, 2007
Semiconductors & Semiconductor Equipment	32.0%
Communications Equipment	24.9%
Computers & Peripherals	12.0%
Internet Software & Services	9.5%
Software	9.1%
All Others*	12.5%

As of January 31, 2007
Communications Equipment	30.1%
Semiconductors & Semiconductor Equipment	25.6%
Computers & Peripherals	14.1%
Software	12.5%
Internet Software & Services	8.4%
All Others*	9.3%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Technology Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.2%
Diversified Commercial & Professional Services - 0.1%
Equifax, Inc.	10,300	$ 416,738
Human Resource & Employment Services - 0.1%
Kenexa Corp. (a)	20,400	729,912
Taleo Corp. Class A (a)	4,200	90,342
		820,254
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,236,992
COMMUNICATIONS EQUIPMENT - 24.7%
Communications Equipment - 24.7%
AAC Acoustic Technology Holdings, Inc. (a)	3,518,000	4,166,112
Adtran, Inc.	98,100	2,559,429
ADVA AG Optical Networking (a)	298,245	2,979,156
Airvana, Inc.	274,600	1,938,676
Alcatel-Lucent SA sponsored ADR	632,000	7,331,200
AudioCodes Ltd. (a)	591,750	3,290,130
Avocent Corp. (a)	212,615	5,815,020
Balda AG	111,500	1,325,842
Cisco Systems, Inc. (a)	742,200	21,457,002
Comtech Group, Inc. (a)	420,719	5,982,624
Comverse Technology, Inc. (a)	237,900	4,584,333
Corning, Inc.	305,000	7,271,200
Extreme Networks, Inc. (a)	372,900	1,513,974
F5 Networks, Inc. (a)	192,300	16,670,487
Finisar Corp. (a)	1,025,471	3,722,460
Foundry Networks, Inc. (a)	112,600	1,980,634
Foxconn International Holdings Ltd. (a)	1,490,000	4,265,990
Harris Stratex Networks, Inc. (a)	233,300	3,970,766
Infinera Corp.	2,000	45,600
Ixia (a)	372,500	3,486,600
JDS Uniphase Corp. (a)	49,700	712,201
Juniper Networks, Inc. (a)	770,246	23,076,570
Mogem Co. Ltd.	309,043	3,189,999
Motorola, Inc.	111,800	1,899,482
Nokia Corp. sponsored ADR	137,100	3,926,544
Opnext, Inc.	199,491	2,435,785
OZ Optics Ltd. unit (a)(f)	68,000	1,003,000
Powerwave Technologies, Inc. (a)	844,300	5,521,722
QUALCOMM, Inc.	528,500	22,012,025
Research In Motion Ltd. (a)	90,570	19,381,980
Riverbed Technology, Inc.	27,200	1,201,152
Sonus Networks, Inc. (a)	620,500	4,244,220
Starent Networks Corp.	900	16,308
		192,978,223
COMPUTERS & PERIPHERALS - 12.0%
Computer Hardware - 6.9%
Apple, Inc. (a)	253,255	33,368,879
Concurrent Computer Corp. (a)	1,723,664	2,637,206
Diebold, Inc.	46,600	2,361,222

	Shares	Value
High Tech Computer Corp.	62,000	$ 1,135,725
Palm, Inc. (a)	231,300	3,450,996
Sun Microsystems, Inc. (a)	2,201,300	11,226,630
		54,180,658
Computer Storage & Peripherals - 5.1%
ASUSTeK Computer, Inc.	456,000	1,302,301
EMC Corp. (a)	532,200	9,851,022
Isilon Systems, Inc. (d)	44,900	428,795
Netezza Corp.	89,200	1,360,300
Network Appliance, Inc. (a)	331,600	9,397,544
SanDisk Corp. (a)	281,400	15,091,482
STEC, Inc. (a)	320,100	2,352,735
		39,784,179
TOTAL COMPUTERS & PERIPHERALS		93,964,837
DIVERSIFIED CONSUMER SERVICES - 0.7%
Education Services - 0.7%
New Oriental Education & Technology Group, Inc. sponsored ADR	106,400	5,508,328
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
Alternative Carriers - 0.0%
Aruba Networks, Inc. (d)	9,800	196,784
Integrated Telecommunication Services - 0.1%
NeuStar, Inc. Class A (a)	12,300	354,732
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		551,516
ELECTRICAL EQUIPMENT - 1.0%
Electrical Components & Equipment - 1.0%
Evergreen Solar, Inc. (a)(d)	379,297	3,159,544
Q-Cells AG	1,200	106,239
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	99,300	4,004,769
Superior Essex, Inc. (a)	20,300	707,455
		7,978,007
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.7%
Electronic Equipment & Instruments - 2.1%
Chi Mei Optoelectronics Corp.	1,723,920	1,930,996
China Security & Surveillance Tech, Inc. (a)	336,100	5,948,970
Chunghwa Picture Tubes LTD. (a)	5,891,000	1,684,220
Cognex Corp.	13,600	286,008
Cyntec Co. Ltd.	504,637	936,706
Motech Industries, Inc.	183,000	2,286,873
Motech Industries, Inc. GDR (a)(e)	77,787	968,448
National Instruments Corp.	13,100	423,785
Tektronix, Inc.	58,200	1,911,870
		16,377,876
Electronic Manufacturing Services - 2.3%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	662,453	5,492,006
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
Electronic Manufacturing Services - continued
Jabil Circuit, Inc.	271,300	$ 6,112,389
KEMET Corp. (a)	324,168	2,282,143
Molex, Inc.	111,200	3,151,408
Trimble Navigation Ltd. (a)	22,400	739,872
		17,777,818
Technology Distributors - 0.3%
Mellanox Technologies Ltd.	800	15,496
Wolfson Microelectronics PLC (a)	383,900	2,175,794
		2,191,290
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		36,346,984
HEALTH CARE TECHNOLOGY - 0.0%
Health Care Technology - 0.0%
Cerner Corp. (a)	2,000	105,740
HOUSEHOLD DURABLES - 0.8%
Consumer Electronics - 0.8%
Directed Electronics, Inc. (a)	90,928	686,506
Merry Electronics Co. Ltd.	194,579	687,956
Tele Atlas NV (a)(d)	161,206	4,601,429
		5,975,891
Household Appliances - 0.0%
iRobot Corp. (a)	1,400	25,032
TOTAL HOUSEHOLD DURABLES		6,000,923
INTERNET & CATALOG RETAIL - 0.0%
Catalog Retail - 0.0%
Acorn International, Inc. sponsored ADR	1,300	22,958
INTERNET SOFTWARE & SERVICES - 9.5%
Internet Software & Services - 9.5%
Equinix, Inc. (a)	35,200	3,059,232
Google, Inc. Class A (sub. vtg.) (a)	90,850	46,333,500
Liquidity Services, Inc. (a)	67,900	1,049,734
LivePerson, Inc. (a)	454,600	2,382,104
Marchex, Inc. Class B	144,260	1,944,625
Omniture, Inc. (d)	222,668	5,087,964
Openwave Systems, Inc.	378,093	1,988,769
SAVVIS, Inc. (a)	76,400	2,869,584
Switch & Data Facilities Co., Inc.	2,600	41,080
TechTarget, Inc.	3,900	52,572
Visual Sciences, Inc. (a)(d)	359,095	6,108,206
Yahoo!, Inc. (a)	142,600	3,315,450
		74,232,820
IT SERVICES - 3.3%
Data Processing & Outsourced Services - 1.1%
ExlService Holdings, Inc.	59,700	1,009,527

	Shares	Value
The Western Union Co.	244,600	$ 4,879,770
WNS Holdings Ltd. ADR	114,500	2,862,500
		8,751,797
IT Consulting & Other Services - 2.2%
Cognizant Technology Solutions Corp. Class A (a)	169,600	13,734,208
RightNow Technologies, Inc. (a)(d)	226,948	2,995,714
		16,729,922
TOTAL IT SERVICES		25,481,719
MACHINERY - 0.3%
Industrial Machinery - 0.3%
Hi-P International Ltd.	2,622,000	1,444,175
Shin Zu Shing Co. Ltd.	135,000	923,756
		2,367,931
MEDIA - 1.1%
Advertising - 1.1%
Focus Media Holding Ltd. ADR (a)(d)	207,700	8,580,087
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Real Estate Management & Development - 0.1%
Move, Inc. (a)	295,625	990,344
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 32.0%
Semiconductor Equipment - 2.3%
Applied Materials, Inc.	188,100	4,145,724
ASML Holding NV (NY Shares) (a)	185,600	5,486,336
Eagle Test Systems, Inc. (a)	106,800	1,600,932
FormFactor, Inc. (a)	61,200	2,349,468
Global Unichip Corp.	260,807	3,084,310
ICOS Vision Systems NV (a)	9,100	411,040
PDF Solutions, Inc. (a)	18,300	202,947
Rudolph Technologies, Inc. (a)	42,920	671,698
		17,952,455
Semiconductors - 29.7%
Advanced Analog Technology, Inc.	450,000	4,430,187
Advanced Micro Devices, Inc. (a)(d)	1,089,536	14,752,317
Altera Corp.	199,500	4,628,400
AMIS Holdings, Inc. (a)	288,000	2,969,280
Applied Micro Circuits Corp. (a)	1,428,800	4,172,096
Atheros Communications, Inc. (a)	259,900	7,246,012
Atmel Corp. (a)	825,500	4,449,445
AuthenTec, Inc.	154,900	1,871,192
Broadcom Corp. Class A (a)	729,422	23,932,336
Cavium Networks, Inc. (d)	148,322	3,522,648
Cypress Semiconductor Corp. (a)	273,700	6,858,922
Diodes, Inc. (a)	29,100	773,187
Global Mixed-Mode Tech, Inc.	305,900	3,333,209
Hittite Microwave Corp. (a)	99,500	4,001,890
Ikanos Communications, Inc. (a)	439,739	3,166,121
Infineon Technologies AG sponsored ADR (a)	681,000	11,147,970
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Integrated Device Technology, Inc. (a)	254,500	$ 4,140,715
Intel Corp.	1,167,200	27,569,264
Lanoptics Ltd. (a)	152,600	2,307,312
Lattice Semiconductor Corp. (a)	379,600	1,795,508
LSI Corp. (a)	385,208	2,773,498
Marvell Technology Group Ltd. (a)	2,212,000	39,816,000
Maxim Integrated Products, Inc.	306,900	9,728,730
Micrel, Inc.	67,100	694,485
Microsemi Corp. (a)	35,800	834,498
Mindspeed Technologies, Inc. (a)	2,138,253	3,891,620
Monolithic Power Systems, Inc. (a)	127,100	2,125,112
MoSys, Inc. (a)	32,100	269,961
Omnivision Technologies, Inc. (a)	95,700	1,643,169
Pericom Semiconductor Corp. (a)	37,400	399,432
PixArt Imaging, Inc.	184,000	2,355,451
PLX Technology, Inc. (a)	45,400	501,216
PMC-Sierra, Inc. (a)	466,365	3,553,701
Richtek Technology Corp.	435,850	6,250,341
Semtech Corp. (a)	185,700	3,017,625
Silicon Laboratories, Inc. (a)	78,576	2,736,802
SiRF Technology Holdings, Inc. (a)(d)	213,000	4,992,720
Spreadtrum Communications, Inc. ADR	10,700	151,940
Supertex, Inc. (a)	76,800	2,681,088
Taiwan Semiconductor Co. Ltd.	704,000	1,538,505
Taiwan Semiconductor Manufacturing Co. Ltd.	4,449	8,814
Volterra Semiconductor Corp. (a)	106,900	1,228,281
Xilinx, Inc.	144,700	3,617,500
		231,878,500
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		249,830,955
SOFTWARE - 9.1%
Application Software - 5.2%
Ansys, Inc. (a)	137,000	3,567,480
BEA Systems, Inc. (a)	203,000	2,513,140
BladeLogic, Inc.	28,600	736,450
Concur Technologies, Inc. (a)(d)	52,800	1,259,808
Global Digital Creations Holdings Ltd. (a)	884,000	375,351
Informatica Corp. (a)	191,650	2,671,601
NAVTEQ Corp. (a)	170,456	9,226,783
Salesforce.com, Inc. (a)	255,600	9,932,616
Smith Micro Software, Inc. (a)(d)	511,400	6,980,610
Ulticom, Inc. (a)	410,126	3,342,527
		40,606,366
Home Entertainment Software - 1.5%
Nintendo Co. Ltd.	21,400	10,486,000

	Shares	Value
Perfect World Co. Ltd. sponsored ADR Class B	2,400	$ 57,840
THQ, Inc. (a)	37,900	1,090,004
		11,633,844
Systems Software - 2.4%
Double-Take Software, Inc.	100	1,526
Oracle Corp. (a)	100,400	1,919,648
Red Hat, Inc. (a)	285,793	5,950,210
Sandvine Corp. (a)	979,700	5,510,640
Sandvine Corp. (U.K.) (a)	982,200	5,387,151
Sourcefire, Inc.	1,300	15,795
		18,784,970
TOTAL SOFTWARE		71,025,180
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
American Tower Corp. Class A (a)	28,400	1,183,144
Crown Castle International Corp. (a)	32,600	1,181,750
		2,364,894
TOTAL COMMON STOCKS (Cost $771,190,533)		779,568,438
Convertible Bonds - 0.2%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13 (Cost $1,270,000)	$ 1,270,000	1,320,260
Money Market Funds - 4.8%
	Shares
Fidelity Cash Central Fund, 5.38% (b)	7,735,356	7,735,356
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	29,452,386	29,452,386
TOTAL MONEY MARKET FUNDS (Cost $37,187,742)		37,187,742
TOTAL INVESTMENT PORTFOLIO - 104.9% (Cost $809,648,275)	818,076,440
NET OTHER ASSETS - (4.9)%	(37,893,093)
NET ASSETS - 100%	$ 780,183,347
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $968,448 or 0.1% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,003,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
OZ Optics Ltd. unit	8/18/00	$ 1,003,680
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 268,801
Fidelity Securities Lending Cash Central Fund	303,499
Total	$ 572,300
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.4%
Bermuda	5.1%
Taiwan	5.0%
Canada	4.0%
Cayman Islands	2.2%
Germany	2.0%
Japan	1.4%
Netherlands	1.3%
China	1.1%
Others (individually less than 1%)	3.5%
100.0%
Income Tax Information
At July 31, 2007, the fund had a capital loss carryforward of approximately $1,419,316,323 of which $919,509,540 and $499,806,783 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Technology

Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $28,529,325) - See accompanying schedule: Unaffiliated issuers (cost $772,460,533)	$ 780,888,698
Fidelity Central Funds (cost $37,187,742)	37,187,742
Total Investments (cost $809,648,275)		$ 818,076,440
Receivable for investments sold		14,553,415
Receivable for fund shares sold		1,381,856
Dividends receivable		140,340
Interest receivable		785
Distributions receivable from Fidelity Central Funds		26,150
Prepaid expenses		1,383
Other receivables		21,231
Total assets		834,201,600

Liabilities
Payable for investments purchased	$ 20,619,168
Payable for fund shares redeemed	2,948,927
Accrued management fee	377,283
Distribution fees payable	345,764
Other affiliated payables	215,945
Other payables and accrued expenses	58,780
Collateral on securities loaned, at value	29,452,386
Total liabilities		54,018,253

Net Assets		$ 780,183,347
Net Assets consist of:
Paid in capital		$ 2,195,995,249
Accumulated net investment loss		(288)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,424,241,310)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,429,696
Net Assets		$ 780,183,347

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($309,104,889 ÷ 15,039,681 shares)	$ 20.55

Maximum offering price per share (100/94.25 of $20.55)	$ 21.80
Class T: Net Asset Value and redemption price per share ($260,338,515 ÷ 12,955,587 shares)	$ 20.09

Maximum offering price per share (100/96.50 of $20.09)	$ 20.82
Class B: Net Asset Value and offering price per share ($102,654,858 ÷ 5,375,284 shares)A	$ 19.10

Class C: Net Asset Value and offering price per share ($86,974,049 ÷ 4,533,968 shares)A	$ 19.18

Institutional Class: Net Asset Value, offering price and redemption price per share ($21,111,036 ÷ 992,972 shares)	$ 21.26

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Technology Fund
Financial Statements - continued

Statement of Operations

	Year ended July 31, 2007

Investment Income
Dividends		$ 2,010,038
Interest		17,430
Income from Fidelity Central Funds (including $303,499 from security lending)		572,300
Total income		2,599,768

Expenses
Management fee	$ 4,410,027
Transfer agent fees	2,657,408
Distribution fees	4,421,239
Accounting and security lending fees	286,014
Custodian fees and expenses	78,616
Independent trustees' compensation	2,570
Registration fees	95,509
Audit	54,386
Legal	12,987
Interest	27,912
Miscellaneous	265,473
Total expenses before reductions	12,312,141
Expense reductions	(115,917)	12,196,224
Net investment income (loss)		(9,596,456)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	101,172,062
Foreign currency transactions	(32,896)
Total net realized gain (loss)		101,139,166
Change in net unrealized appreciation (depreciation) on: Investment securities	120,840,676
Assets and liabilities in foreign currencies	980
Total change in net unrealized appreciation (depreciation)		120,841,656
Net gain (loss)		221,980,822
Net increase (decrease) in net assets resulting from operations		$ 212,384,366

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (9,596,456)	$ (11,357,485)
Net realized gain (loss)	101,139,166	133,807,053
Change in net unrealized appreciation (depreciation)	120,841,656	(146,818,598)
Net increase (decrease) in net assets resulting from operations	212,384,366	(24,369,030)
Share transactions - net increase (decrease)	(169,547,974)	(128,197,659)
Redemption fees	20,415	46,191
Total increase (decrease) in net assets	42,856,807	(152,520,498)

Net Assets
Beginning of period	737,326,540	889,847,038
End of period (including accumulated net investment loss of $288 and accumulated net investment loss of $473, respectively)	$ 780,183,347	$ 737,326,540

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.59	$ 16.16	$ 13.98	$ 13.36	$ 10.03
Income from Investment Operations
Net investment income (loss) C	(.17)	(.15)	.02 F	(.17)	(.11)
Net realized and unrealized gain (loss)	5.13	(.42)	2.24	.79	3.44
Total from investment operations	4.96	(.57)	2.26	.62	3.33
Distributions from net investment income	-	-	(.08)	-	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 20.55	$ 15.59	$ 16.16	$ 13.98	$ 13.36
Total Return A,B	31.82%	(3.53)%	16.20%	4.64%	33.20%
Ratios to Average Net Assets D,G
Expenses before reductions	1.25%	1.30%	1.37%	1.44%	1.70%
Expenses net of fee waivers, if any	1.25%	1.30%	1.37%	1.44%	1.59%
Expenses net of all reductions	1.24%	1.20%	1.26%	1.35%	1.38%
Net investment income (loss)	(.91)%	(.88)%	.12% F	(1.10)%	(1.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 309,105	$ 189,054	$ 144,970	$ 123,389	$ 123,604
Portfolio turnover rate E	208%	258%	180%	105%	140%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.87)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.28	$ 15.88	$ 13.76	$ 13.17	$ 9.91
Income from Investment Operations
Net investment income (loss) C	(.21)	(.19)	(.02) F	(.19)	(.14)
Net realized and unrealized gain (loss)	5.02	(.41)	2.21	.78	3.40
Total from investment operations	4.81	(.60)	2.19	.59	3.26
Distributions from net investment income	-	-	(.07)	-	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 20.09	$ 15.28	$ 15.88	$ 13.76	$ 13.17
Total Return A,B	31.48%	(3.78)%	15.94%	4.48%	32.90%
Ratios to Average Net Assets D,G
Expenses before reductions	1.51%	1.55%	1.60%	1.62%	1.85%
Expenses net of fee waivers, if any	1.51%	1.55%	1.60%	1.62%	1.83%
Expenses net of all reductions	1.49%	1.44%	1.48%	1.53%	1.63%
Net investment income (loss)	(1.16)%	(1.13)%	(.11)% F	(1.28)%	(1.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 260,339	$ 260,966	$ 315,930	$ 363,399	$ 367,257
Portfolio turnover rate E	208%	258%	180%	105%	140%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.59	$ 15.24	$ 13.25	$ 12.76	$ 9.64
Income from Investment Operations
Net investment income (loss) C	(.28)	(.27)	(.09) F	(.27)	(.17)
Net realized and unrealized gain (loss)	4.79	(.38)	2.12	.76	3.29
Total from investment operations	4.51	(.65)	2.03	.49	3.12
Distributions from net investment income	-	-	(.04)	-	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 19.10	$ 14.59	$ 15.24	$ 13.25	$ 12.76
Total Return A,B	30.91%	(4.27)%	15.33%	3.84%	32.37%
Ratios to Average Net Assets D,G
Expenses before reductions	2.01%	2.05%	2.13%	2.21%	2.38%
Expenses net of fee waivers, if any	2.01%	2.05%	2.13%	2.21%	2.25%
Expenses net of all reductions	2.00%	1.94%	2.02%	2.12%	2.05%
Net investment income (loss)	(1.67)%	(1.63)%	(.65)% F	(1.87)%	(1.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 102,655	$ 192,790	$ 309,020	$ 355,927	$ 391,832
Portfolio turnover rate E	208%	258%	180%	105%	140%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.64)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.66	$ 15.31	$ 13.31	$ 12.80	$ 9.67
Income from Investment Operations
Net investment income (loss) C	(.29)	(.27)	(.08) F	(.26)	(.17)
Net realized and unrealized gain (loss)	4.81	(.38)	2.12	.77	3.30
Total from investment operations	4.52	(.65)	2.04	.51	3.13
Distributions from net investment income	-	-	(.04)	-	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 19.18	$ 14.66	$ 15.31	$ 13.31	$ 12.80
Total Return A,B	30.83%	(4.25)%	15.34%	3.98%	32.37%
Ratios to Average Net Assets D,G
Expenses before reductions	2.01%	2.05%	2.10%	2.13%	2.28%
Expenses net of fee waivers, if any	2.01%	2.05%	2.10%	2.13%	2.25%
Expenses net of all reductions	1.99%	1.94%	1.99%	2.04%	2.05%
Net investment income (loss)	(1.66)%	(1.63)%	(.61)% F	(1.79)%	(1.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,974	$ 82,835	$ 108,287	$ 125,926	$ 139,654
Portfolio turnover rate E	208%	258%	180%	105%	140%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.07	$ 16.60	$ 14.32	$ 13.61	$ 10.15
Income from Investment Operations
Net investment income (loss) B	(.11)	(.09)	.09 E	(.09)	(.05)
Net realized and unrealized gain (loss)	5.30	(.44)	2.30	.80	3.51
Total from investment operations	5.19	(.53)	2.39	.71	3.46
Distributions from net investment income	-	-	(.11)	-	-
Redemption fees added to paid in capital B	- G	- G	- G	- G	- G
Net asset value, end of period	$ 21.26	$ 16.07	$ 16.60	$ 14.32	$ 13.61
Total Return A	32.30%	(3.19)%	16.73%	5.22%	34.09%
Ratios to Average Net Assets C,F
Expenses before reductions	.93%	.90%	.92%	.93%	.99%
Expenses net of fee waivers, if any	.93%	.90%	.92%	.93%	.99%
Expenses net of all reductions	.92%	.80%	.81%	.84%	.79%
Net investment income (loss)	(.59)%	(.49)%	.57% E	(.59)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,111	$ 11,681	$ 11,640	$ 10,984	$ 11,511
Portfolio turnover rate D	208%	258%	180%	105%	140%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.42)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Technology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 68,788,299
Unrealized depreciation	(65,283,562)
Net unrealized appreciation (depreciation)	3,504,737
Capital loss carryforward	(1,419,316,323)

Cost for federal income tax purposes	$ 814,571,703

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management and Research Company (FMR), are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Technology

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,608,479,872 and $1,790,613,658, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 644,282	$ 44,835
Class T	.25%	.25%	1,346,192	7,898
Class B	.75%	.25%	1,545,100	1,162,780
Class C	.75%	.25%	885,665	50,228
			$ 4,421,239	$ 1,265,741

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 30,734
Class T	26,991
Class B*	210,237
Class C*	6,377
$ 274,339

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 866,525.34
Class T	916,127.34
Class B	533,526.35
Class C	300,737.34
Institutional Class	40,493.27
	$ 2,657,408

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $50,241 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,313,457	5.40%	$ 27,912

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,476 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $100,745 for the period. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced

Technology

9. Expense Reductions - continued

each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 8,049
Class B	1,907
Class C	2,925
Institutional Class	11
$ 12,892

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to each of the Funds is not anticipated to have a material impact on such Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	7,888,385	5,933,920	$ 145,922,304	$ 105,071,198
Shares redeemed	(4,978,587)	(2,775,104)	(92,460,573)	(47,788,058)
Net increase (decrease)	2,909,798	3,158,816	$ 53,461,731	$ 57,283,140
Class T
Shares sold	1,926,573	3,384,477	$ 34,966,338	$ 58,748,287
Shares redeemed	(6,053,307)	(6,198,789)	(109,073,221)	(105,287,546)
Net increase (decrease)	(4,126,734)	(2,814,312)	$ (74,106,883)	$ (46,539,259)
Class B
Shares sold	357,014	539,586	$ 6,182,320	$ 8,903,373
Shares redeemed	(8,194,716)	(7,601,103)	(140,978,328)	(125,479,671)
Net increase (decrease)	(7,837,702)	(7,061,517)	$ (134,796,008)	$ (116,576,298)
Class C
Shares sold	490,290	570,438	$ 8,483,174	$ 9,501,649
Shares redeemed	(1,608,094)	(1,991,739)	(27,833,773)	(32,610,461)
Net increase (decrease)	(1,117,804)	(1,421,301)	$ (19,350,599)	$ (23,108,812)
Institutional Class
Shares sold	640,632	258,108	$ 12,507,491	$ 4,843,216
Shares redeemed	(374,535)	(232,556)	(7,263,706)	(4,099,646)
Net increase (decrease)	266,097	25,552	$ 5,243,785	$ 743,570

Annual Report

Advisor Utilities Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	22.54%	21.22%	8.75%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Fund - Institutional Class on July 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Utilities Fund

Management's Discussion of Fund Performance

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Advisor Utilities Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

For the year ending July 31, 2007, the fund's Class A, Class T, Class B and Class C shares returned 22.14%, 21.74%, 21.18% and 21.23%, respectively (excluding sales charges), compared with a gain of 15.12% for its new benchmark, the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Utilities Index, and an advance of 18.45% for a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Utilities Index, which the fund was compared with through September 2006, and the new MSCI index mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund also beat the S&P 500. For the first two months of the period, the fund outperformed the Goldman Sachs benchmark due its overweighting of integrated telecommunication services stocks, positive security selection and an overweighting in alternative carriers, and underweighting of multi-utilities stocks. Conversely, less-successful security selection in wireless telecom services and underweighting broadcasting and cable TV hurt relative returns. Four telecommunications stocks - Level 3 Communications, BellSouth, Verizon Communications and AT&T - were the top contributors during this two-month time frame. Not owning two index components that fared well - Canadian integrated telecom services provider BCE and satellite TV company DirecTV - held back our results along with underweighting another Canadian telecom stock, Telus. The fund's outperformance of its new MSCI benchmark during the last 10 months of the period resulted from strong stock selection in electric utilities, as well as positive security selection and an underweighting in multi-utilities. Detractors during this 10-month time frame included weak-performing out-of-benchmark holdings in both oil and gas storage/transport stocks and integrated telecom services. The telecom positions had been acquired prior to the fund's restructuring on October 1, 2006, when it began focusing on utilities only, at which point the telecom stocks were all sold from the portfolio. Top contributors to the fund's outperformance of the MSCI index during the last 10 months of the period included power generator and utility operator Constellation Energy Group, multi-utility Public Service Enterprise Group, electric utility Entergy - no longer held - and an underweighted position in electric utility Southern Company. Among the detractors were oil and gas storage/transport firm Spectra Energy, global power infrastructure player AES and an underweighted position in power producer Mirant.

For the year ending July 31, 2007, the fund's Institutional Class shares returned 22.54%, compared with a gain of 15.12% for its new benchmark, the Morgan Stanley Capital InternationalSM (MSCI®) US Investable Market Utilities Index, and an advance of 18.45% for a blended index specific to this fund. This blended index is a combination of the Goldman Sachs® Utilities Index, which the fund was compared with through September 2006, and the new MSCI index mentioned above, which the fund was compared with during the period's final 10 months1. During the same 12-month period, the fund also beat the S&P 500. For the first two months of the period, the fund outperformed the Goldman Sachs benchmark due its overweighting of integrated telecommunication services stocks, positive security selection and an overweighting in alternative carriers, and underweighting of multi-utilities stocks. Conversely, less-successful security selection in wireless telecom services and underweighting broadcasting and cable TV hurt relative returns. Four telecommunications stocks - Level 3 Communications, BellSouth, Verizon Communications and AT&T - were the top contributors during this two-month time frame. Not owning two index components that fared well - Canadian integrated telecom services provider BCE and satellite TV company DirecTV - held back our results, along with underweighting another Canadian telecom stock, Telus. The fund's outperformance of its new MSCI benchmark during the last 10 months of the period resulted from strong stock selection in electric utilities, as well as positive security selection and an underweighting in multi-utilities. Detractors during this 10-month time frame included weak-performing out-of-benchmark holdings in both oil and gas storage/transport stocks and integrated telecom services. The telecom positions had been acquired prior to the fund's restructuring on October 1, 2006, when it began focusing on utilities only, at which point the telecom stocks were all sold from the portfolio. Top contributors to the fund's outperformance of the MSCI index during the last 10 months of the period included power generator and utility operator Constellation Energy Group, multi-utility Public Service Enterprise Group, electric utility Entergy and an underweighted position in electric utility Southern Company. Among the detractors were oil and gas storage/transport firm Spectra Energy - no longer held - global power infrastructure player AES and an underweighted position in power producer Mirant.

1 The fund's blended index is a customized index developed by Fidelity for the limited purpose of discussing the fund's performance for the 12-month period ending July 31, 2007. From August 1, 2006, through September 30, 2006, the fund compared its performance with the Goldman Sachs Utilities Index, which returned 3.55% during that period. On October 1, 2006, the fund began comparing its performance with a different index, the MSCI US Investable Market Utilities Index, which returned 14.39% from October 1, 2006, through July 31, 2007. For the 12-month period ending July 31, 2007, the blended index (Goldman Sachs and MSCI) returned 18.45%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Utilities Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 1,071.80	$ 6.22
HypotheticalA	$ 1,000.00	$ 1,018.79	$ 6.06
Class T
Actual	$ 1,000.00	$ 1,070.80	$ 7.44
HypotheticalA	$ 1,000.00	$ 1,017.60	$ 7.25
Class B
Actual	$ 1,000.00	$ 1,068.10	$ 9.90
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.64
Class C
Actual	$ 1,000.00	$ 1,068.10	$ 9.95
HypotheticalA	$ 1,000.00	$ 1,015.17	$ 9.69
Institutional Class
Actual	$ 1,000.00	$ 1,073.80	$ 4.63
HypotheticalA	$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.21%
Class T	1.45%
Class B	1.93%
Class C	1.94%
Institutional Class	.90%

Annual Report

Advisor Utilities Fund

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
TXU Corp.	9.5	4.5
Exelon Corp.	8.1	5.3
Constellation Energy Group, Inc.	5.8	6.4
AES Corp.	5.4	5.3
Public Service Enterprise Group, Inc.	5.3	5.0
Dominion Resources, Inc.	5.2	0.0
PPL Corp.	5.2	2.9
Entergy Corp.	5.0	6.1
Southern Co.	4.3	0.0
Sempra Energy	4.1	5.2
	57.9
Top Industries (% of fund's net assets)
As of July 31, 2007
Electric Utilities	42.4%
Multi-utilities	26.6%
Independent Power Producers & Energy Traders	26.0%
Gas Utilities	4.3%
Water Utilities	0.6%
All Others*	0.1%

As of January 31, 2007
Electric Utilities	45.7%
Multi-utilities	24.2%
Independent Power Producers & Energy Traders	19.1%
Gas Utilities	4.0%
Oil, Gas & Consumable Fuels	3.9%
All Others*	3.1%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Utilities Fund

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
ELECTRIC UTILITIES - 42.4%
Electric Utilities - 42.4%
Allegheny Energy, Inc. (a)	80,100	$ 4,183,623
American Electric Power Co., Inc.	174,600	7,593,354
Cleco Corp.	27,400	650,750
DPL, Inc.	50,500	1,342,290
Duke Energy Corp.	193,400	3,293,602
Edison International	59,600	3,152,244
Entergy Corp.	129,400	12,934,824
Exelon Corp.	295,900	20,757,385
FirstEnergy Corp.	134,800	8,189,100
FPL Group, Inc.	168,700	9,739,051
Great Plains Energy, Inc.	37,300	1,035,448
ITC Holdings Corp.	45,800	1,925,890
Northeast Utilities	70,100	1,916,534
Pepco Holdings, Inc.	103,900	2,812,573
PPL Corp.	282,200	13,302,908
Reliant Energy, Inc. (a)	135,600	3,482,208
Sierra Pacific Resources	106,500	1,692,285
Southern Co.	330,600	11,121,384
		109,125,453
GAS UTILITIES - 4.3%
Gas Utilities - 4.3%
Equitable Resources, Inc.	62,000	2,920,820
ONEOK, Inc.	51,000	2,588,250
Questar Corp.	83,400	4,294,266
Southern Union Co.	45,200	1,395,776
		11,199,112
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 26.0%
Independent Power Producers & Energy Traders - 26.0%
AES Corp. (a)	710,200	13,955,430
Constellation Energy Group, Inc.	177,400	14,866,120
Dynegy, Inc. Class A (a)	175,400	1,562,814
Mirant Corp. (a)	121,500	4,596,345
NRG Energy, Inc. (a)	191,800	7,393,890
TXU Corp.	376,300	24,553,575
		66,928,174
MULTI-UTILITIES - 26.6%
Multi-Utilities - 26.6%
Alliant Energy Corp.	72,200	2,667,790
Ameren Corp.	109,000	5,229,820
CenterPoint Energy, Inc. (d)	162,500	2,678,000

	Shares	Value
CMS Energy Corp.	185,590	$ 2,999,134
Dominion Resources, Inc.	158,300	13,332,026
DTE Energy Co. (d)	31,900	1,479,522
Integrys Energy Group, Inc.	32,100	1,588,629
MDU Resources Group, Inc.	74,400	2,028,144
NiSource, Inc.	123,600	2,357,052
PG&E Corp. (d)	156,900	6,716,889
Public Service Enterprise Group, Inc.	157,300	13,551,395
Puget Energy, Inc.	32,900	761,635
Sempra Energy	202,100	10,654,712
Wisconsin Energy Corp.	55,600	2,386,908
		68,431,656
WATER UTILITIES - 0.6%
Water Utilities - 0.6%
Aqua America, Inc. (d)	68,200	1,492,216
TOTAL COMMON STOCKS (Cost $235,462,313)		257,176,611
Money Market Funds - 3.0%

Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c) (Cost $7,689,350)	7,689,350	7,689,350
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $243,151,663)		264,865,961
NET OTHER ASSETS - (2.9)%		(7,472,956)
NET ASSETS - 100%		$ 257,393,005
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 206,614
Fidelity Securities Lending Cash Central Fund	55,343
Total	$ 261,957
Income Tax Information
At July 31, 2007, the fund had a capital loss carryforward of approximately $248,189,753 of which $93,777,221 and $154,412,532 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Utilities

Advisor Utilities Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007

Assets
Investment in securities, at value (including securities loaned of $7,449,338) - See accompanying schedule: Unaffiliated issuers (cost $235,462,313)	$ 257,176,611
Fidelity Central Funds (cost $7,689,350)	7,689,350
Total Investments (cost $243,151,663)		$ 264,865,961
Receivable for investments sold		13,511,415
Receivable for fund shares sold		430,230
Dividends receivable		158,727
Distributions receivable from Fidelity Central Funds		5,110
Prepaid expenses		352
Other receivables		1,862
Total assets		278,973,657

Liabilities
Payable to custodian bank	$ 408,424
Payable for investments purchased	12,080,232
Payable for fund shares redeemed	1,025,938
Accrued management fee	130,505
Distribution fees payable	128,484
Other affiliated payables	80,730
Other payables and accrued expenses	36,989
Collateral on securities loaned, at value	7,689,350
Total liabilities		21,580,652

Net Assets		$ 257,393,005
Net Assets consist of:
Paid in capital		$ 482,813,379
Undistributed net investment income		1,153,544
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(248,288,216)
Net unrealized appreciation (depreciation) on investments		21,714,298
Net Assets		$ 257,393,005

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($94,841,510 ÷ 4,572,868 shares)	$ 20.74

Maximum offering price per share (100/94.25 of $20.74)	$ 22.01
Class T: Net Asset Value and redemption price per share ($62,592,436 ÷ 3,022,032 shares)	$ 20.71

Maximum offering price per share (100/96.50 of $20.71)	$ 21.46
Class B: Net Asset Value and offering price per share ($43,845,419 ÷ 2,149,260 shares)A	$ 20.40

Class C: Net Asset Value and offering price per share ($43,291,587 ÷ 2,124,374 shares)A	$ 20.38

Institutional Class: Net Asset Value, offering price and redemption price per share ($12,822,053 ÷ 611,932 shares)	$ 20.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Utilities Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2007
Investment Income
Dividends		$ 5,515,889
Interest		53
Income from Fidelity Central Funds		261,957
Total income		5,777,899

Expenses
Management fee	$ 1,409,020
Transfer agent fees	825,887
Distribution fees	1,514,377
Accounting and security lending fees	103,110
Custodian fees and expenses	8,603
Independent trustees' compensation	787
Registration fees	78,067
Audit	47,726
Legal	3,460
Interest	6,154
Miscellaneous	69,807
Total expenses before reductions	4,066,998
Expense reductions	(4,899)	4,062,099
Net investment income (loss)		1,715,800
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,239,668
Foreign currency transactions	3,147
Total net realized gain (loss)		44,242,815
Change in net unrealized appreciation (depreciation) on investment securities		(2,387,149)
Net gain (loss)		41,855,666
Net increase (decrease) in net assets resulting from operations		$ 43,571,466

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,715,800	$ 1,994,007
Net realized gain (loss)	44,242,815	26,815,933
Change in net unrealized appreciation (depreciation)	(2,387,149)	(2,675,823)
Net increase (decrease) in net assets resulting from operations	43,571,466	26,134,117
Distributions to shareholders from net investment income	(1,795,359)	(1,886,398)
Share transactions - net increase (decrease)	17,609,310	(30,269,037)
Redemption fees	19,962	5,377
Total increase (decrease) in net assets	59,405,379	(6,015,941)

Net Assets
Beginning of period	197,987,626	204,003,567
End of period (including undistributed net investment income of $1,153,544 and undistributed net investment income of $1,237,487, respectively)	$ 257,393,005	$ 197,987,626

See accompanying notes which are an integral part of the financial statements.

Utilities

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.20	$ 15.17	$ 12.09	$ 10.37	$ 8.74
Income from Investment Operations
Net investment income (loss) C	.21	.24	.28 F	.10	.13
Net realized and unrealized gain (loss)	3.56	2.06	3.01	1.72	1.69
Total from investment operations	3.77	2.30	3.29	1.82	1.82
Distributions from net investment income	(.23)	(.27)	(.21)	(.10)	(.19)
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 20.74	$ 17.20	$ 15.17	$ 12.09	$ 10.37
Total Return A,B	22.14%	15.38%	27.48%	17.67%	21.22%
Ratios to Average Net Assets D,G
Expenses before reductions	1.27%	1.34%	1.39%	1.51%	1.67%
Expenses net of fee waivers, if any	1.27%	1.34%	1.39%	1.50%	1.58%
Expenses net of all reductions	1.26%	1.32%	1.36%	1.45%	1.47%
Net investment income (loss)	1.04%	1.51%	2.03% F	.87%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 94,842	$ 40,599	$ 29,150	$ 21,987	$ 21,761
Portfolio turnover rate E	118%	64%	44%	38%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.39%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.18	$ 15.10	$ 12.04	$ 10.33	$ 8.68
Income from Investment Operations
Net investment income (loss) C	.15	.19	.24 F	.07	.11
Net realized and unrealized gain (loss)	3.56	2.08	2.99	1.72	1.68
Total from investment operations	3.71	2.27	3.23	1.79	1.79
Distributions from net investment income	(.18)	(.19)	(.17)	(.08)	(.14)
Redemption fees added to paid in capital C	- H	- H	- H	-H	- H
Net asset value, end of period	$ 20.71	$ 17.18	$ 15.10	$ 12.04	$ 10.33
Total Return A,B	21.74%	15.20%	27.03%	17.42%	20.91%
Ratios to Average Net Assets D,G
Expenses before reductions	1.54%	1.60%	1.67%	1.79%	1.94%
Expenses net of fee waivers, if any	1.54%	1.60%	1.67%	1.75%	1.83%
Expenses net of all reductions	1.54%	1.58%	1.64%	1.70%	1.72%
Net investment income (loss)	.76%	1.25%	1.76% F	.62%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,592	$ 52,128	$ 55,683	$ 53,255	$ 55,510
Portfolio turnover rate E	118%	64%	44%	38%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.12%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.90	$ 14.83	$ 11.82	$ 10.15	$ 8.49
Income from Investment Operations
Net investment income (loss) C	.05	.12	.17 F	.01	.07
Net realized and unrealized gain (loss)	3.52	2.03	2.95	1.69	1.65
Total from investment operations	3.57	2.15	3.12	1.70	1.72
Distributions from net investment income	(.07)	(.08)	(.11)	(.03)	(.06)
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 20.40	$ 16.90	$ 14.83	$ 11.82	$ 10.15
Total Return A,B	21.18%	14.57%	26.51%	16.79%	20.37%
Ratios to Average Net Assets D,G
Expenses before reductions	2.04%	2.09%	2.14%	2.25%	2.32%
Expenses net of fee waivers, if any	2.04%	2.09%	2.14%	2.25%	2.25%
Expenses net of all reductions	2.03%	2.06%	2.11%	2.20%	2.13%
Net investment income (loss)	.27%	.76%	1.28% F	.12%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,845	$ 65,959	$ 82,577	$ 84,742	$ 87,868
Portfolio turnover rate E	118%	64%	44%	38%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.91	$ 14.84	$ 11.84	$ 10.16	$ 8.50
Income from Investment Operations
Net investment income (loss) C	.06	.13	.18 F	.02	.07
Net realized and unrealized gain (loss)	3.51	2.04	2.94	1.70	1.65
Total from investment operations	3.57	2.17	3.12	1.72	1.72
Distributions from net investment income	(.10)	(.10)	(.12)	(.04)	(.06)
Redemption fees added to paid in capital C	- H	- H	- H	- H	- H
Net asset value, end of period	$ 20.38	$ 16.91	$ 14.84	$ 11.84	$ 10.16
Total Return A,B	21.23%	14.72%	26.48%	16.98%	20.35%
Ratios to Average Net Assets D,G
Expenses before reductions	1.99%	2.02%	2.07%	2.17%	2.23%
Expenses net of fee waivers, if any	1.99%	2.02%	2.07%	2.17%	2.23%
Expenses net of all reductions	1.99%	2.00%	2.04%	2.12%	2.12%
Net investment income (loss)	.32%	.83%	1.36% F	.21%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,292	$ 32,823	$ 34,827	$ 35,038	$ 37,530
Portfolio turnover rate E	118%	64%	44%	38%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividends, the ratio of net investment income (loss) to average net assets would have been .72%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Utilities

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.38	$ 15.31	$ 12.20	$ 10.47	$ 8.86
Income from Investment Operations
Net investment income (loss) B	.29	.30	.33 E	.15	.18
Net realized and unrealized gain (loss)	3.58	2.10	3.03	1.73	1.71
Total from investment operations	3.87	2.40	3.36	1.88	1.89
Distributions from net investment income	(.30)	(.33)	(.25)	(.15)	(.28)
Redemption fees added to paid in capital B	- G	- G	- G	- G	- G
Net asset value, end of period	$ 20.95	$ 17.38	$ 15.31	$ 12.20	$ 10.47
Total Return A	22.54%	15.95%	27.88%	18.14%	21.94%
Ratios to Average Net Assets C,F
Expenses before reductions	.92%	.94%	.99%	1.09%	1.06%
Expenses net of fee waivers, if any	.92%	.94%	.99%	1.09%	1.06%
Expenses net of all reductions	.92%	.92%	.96%	1.04%	.94%
Net investment income (loss)	1.39%	1.91%	2.44% E	1.29%	1.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,822	$ 6,479	$ 1,766	$ 2,254	$ 2,891
Portfolio turnover rate D	118%	64%	44%	38%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.80%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Utilities Fund (the Fund) (formerly Fidelity Advisor Telecommunications & Utilities Growth Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 27,851,494
Unrealized depreciation	(6,238,807)
Net unrealized appreciation (depreciation)	21,612,687
Undistributed ordinary income	1,156,741
Capital loss carryforward	(248,189,753)

Cost for federal income tax purposes	$ 243,253,274

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006

Ordinary Income	$ 1,795,359	$ 1,886,398

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. Prior to October 1, 2006, shares held in the Fund less than 60 days were subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management and Research Company (FMR), are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Utilities

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $315,034,135 and $291,003,084, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 181,993	$ 6,767
Class T	.25%	.25%	315,786	3,058
Class B	.75%	.25%	595,186	449,574
Class C	.75%	.25%	421,412	61,839
			$ 1,514,377	$ 521,238

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 84,821
Class T	22,450
Class B*	59,315
Class C*	8,988
$ 175,574

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 238,880.33
Class T	222,763.35
Class B	206,830.35
Class C	126,421.30
Institutional Class	30,993.23
	$ 825,887

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $394 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,871,571	5.41%	$ 5,125

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $420 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $55,343.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,241,000. The weighted average interest rate was 5.51%. The interest expense amounted to $1,029 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Utilities

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $942 for the period. In addition, through arrangements with the Fund's each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 194

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2007	2006
From net investment income
Class A	$ 644,012	$ 515,686
Class T	560,438	679,149
Class B	253,871	428,719
Class C	209,022	227,882
Institutional Class	128,016	34,962
Total	$ 1,795,359	$ 1,886,398

Annual Report

Notes to Financial Statements - continued

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2007	2006	2007	2006
Class A
Shares sold	3,629,587	1,157,742	$ 74,211,808	$ 18,299,828
Reinvestment of distributions	31,700	29,809	573,106	453,431
Shares redeemed	(1,448,205)	(749,911)	(30,175,903)	(11,656,126)
Net increase (decrease)	2,213,082	437,640	$ 44,609,011	$ 7,097,133
Class T
Shares sold	1,035,618	427,549	$ 20,689,420	$ 6,679,626
Reinvestment of distributions	29,413	41,716	530,959	634,275
Shares redeemed	(1,078,012)	(1,121,239)	(22,011,808)	(17,325,224)
Net increase (decrease)	(12,981)	(651,974)	$ (791,429)	$ (10,011,323)
Class B
Shares sold	496,053	164,555	$ 9,866,415	$ 2,522,243
Reinvestment of distributions	12,604	24,747	221,292	371,052
Shares redeemed	(2,262,406)	(1,855,539)	(44,828,420)	(28,512,346)
Net increase (decrease)	(1,753,749)	(1,666,237)	$ (34,740,713)	$ (25,619,051)
Class C
Shares sold	1,008,161	246,869	$ 20,364,886	$ 3,819,729
Reinvestment of distributions	8,956	11,397	157,448	170,983
Shares redeemed	(834,201)	(663,040)	(16,902,583)	(10,076,221)
Net increase (decrease)	182,916	(404,774)	$ 3,619,751	$ (6,085,509)
Institutional Class
Shares sold	1,116,023	292,241	$ 24,167,100	$ 4,893,596
Reinvestment of distributions	2,016	1,223	36,805	18,745
Shares redeemed	(878,823)	(36,084)	(19,291,215)	(562,628)
Net increase (decrease)	239,216	257,380	$ 4,912,690	$ 4,349,713

Utilities

Report of Independent Registered Public Accounting Firm

To the Trustees of Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund (formerly Developing Communications), Fidelity Advisor Consumer Discretionary Fund (formerly Consumer Industries), Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund (formerly Natural Resources), Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund (formerly Cyclical Industries), Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (formerly Telecommunications & Utilities Growth)

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund (formerly Developing Communications), Fidelity Advisor Consumer Discretionary Fund (formerly Consumer Industries), Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund (formerly Natural Resources), Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund (formerly Cyclical Industries), Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (formerly Telecommunications & Utilities Growth) (collectively, the "Funds"), including the schedules of investments, as of July 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund (formerly Developing Communications), Fidelity Advisor Consumer Discretionary Fund (formerly Consumer Industries), Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund (formerly Natural Resources), Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund (formerly Cyclical Industries), Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (formerly Telecommunications & Utilities Growth) as of July 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998 or 2000

Secretary of Advisor Biotechnology (2000), Advisor Communications Equipment (2000), Advisor Consumer Discretionary (1998), Advisor Electronics (2000), Advisor Energy (1998), Advisor Financial Services (1998), Advisor Health Care (1998), Advisor Industrials (1998), Advisor Technology (1998), and Advisor Utilities (1998). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, and Advisor Utilities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Biotechnology Fund
Institutional Class	09/17/07	09/14/07	$0.000	$0.360
Fidelity Advisor Communications Equipment Fund
Institutional Class	09/17/07	09/14/07	$0.000	$0.135
Fidelity Advisor Consumer Discretionary Fund
Institutional Class	09/17/07	09/14/07	$0.000	$1.322
Fidelity Advisor Energy Fund
Institutional Class	09/10/07	09/07/07	$0.000	$2.002
Fidelity Advisor Financial Services Fund
Institutional Class	09/17/07	09/14/07	$0.169	$1.230
Fidelity Advisor Health Care Fund
Institutional Class	09/10/07	09/07/07	$0.000	$1.611
Fidelity Advisor Industrials Fund
Institutional Class	09/17/07	09/14/07	$0.000	$1.857
Fidelity Advisor Utilities Fund
Institutional Class	09/17/07	09/14/07	$0.166	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2007, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Biotechnology Fund	$2,585,750
Fidelity Advisor Communications Equipment Fund	$145,205
Fidelity Advisor Consumer Discretionary Fund	$3,931,159
Fidelity Advisor Energy Fund	$59,721,177
Fidelity Advisor Financial Services Fund	$44,655,094
Fidelity Advisor Health Care Fund	$62,659,668
Fidelity Advisor Industrials Fund	$19,549,423

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	September 2006	December 2006
Fidelity Advisor Consumer Discretionary Fund
Institutional Class	-%	31%
Fidelity Advisor Energy Fund
Institutional Class	8%	-%
Fidelity Advisor Financial Services Fund
Institutional Class	100%	100%
Fidelity Advisor Health Care Fund
Institutional Class	39%	67%
Fidelity Advisor Industrials Fund
Institutional Class	25%	100%
Fidelity Advisor Utilities Fund
Institutional Class	100%	100%

Annual Report

Distributions - continued

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2006	December 2006
Fidelity Advisor Consumer Discretionary Fund
Institutional Class	-%	32%
Fidelity Advisor Energy Fund
Institutional Class	10%	-%
Fidelity Advisor Financial Services Fund
Institutional Class	100%	100%
Fidelity Advisor Health Care Fund
Institutional Class	41%	69%
Fidelity Advisor Industrials Fund
Institutional Class	31%	100%
Fidelity Advisor Utilities Fund
Institutional Class	100%	100%

The funds will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on September 28, 2006 and September 30, 2006. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A, C
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	2,206,930,035.62	96.925
Withheld	70,013,151.28	3.075
TOTAL	2,276,943,186.90	100.000
Albert R. Gamper, Jr.
Affirmative	2,206,929,647.55	96.925
Withheld	70,013,539.35	3.075
TOTAL	2,276,943,186.90	100.000
Robert M. Gates
Affirmative	2,205,212,761.55	96.850
Withheld	71,730,425.35	3.150
TOTAL	2,276,943,186.90	100.000
George H. Heilmeier
Affirmative	2,204,247,730.70	96.807
Withheld	72,695,456.20	3.193
TOTAL	2,276,943,186.90	100.000
Edward C. Johnson 3d
Affirmative	2,203,739,123.67	96.785
Withheld	73,204,063.23	3.215
TOTAL	2,276,943,186.90	100.000
Stephen P. Jonas
Affirmative	2,207,154,045.47	96.935
Withheld	69,789,141.43	3.065
TOTAL	2,276,943,186.90	100.000
James H. KeyesB
Affirmative	2,205,258,024.08	96.852
Withheld	71,685,162.82	3.148
TOTAL	2,276,943,186.90	100.000
Marie L. Knowles
Affirmative	2,205,892,060.16	96.880
Withheld	71,051,126.74	3.120
TOTAL	2,276,943,186.90	100.000
Ned C. Lautenbach
Affirmative	2,205,297,807.97	96.853
Withheld	71,645,378.93	3.147
TOTAL	2,276,943,186.90	100.000
William O. McCoy
Affirmative	2,204,396,505.93	96.814
Withheld	72,546,680.97	3.186
TOTAL	2,276,943,186.90	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	2,206,981,118.77	96.927
Withheld	69,962,068.13	3.073
TOTAL	2,276,943,186.90	100.000
Cornelia M. Small
Affirmative	2,206,379,820.44	96.901
Withheld	70,563,366.46	3.099
TOTAL	2,276,943,186.90	100.000
William S. Stavropoulos
Affirmative	2,205,403,278.90	96.858
Withheld	71,539,908.00	3.142
TOTAL	2,276,943,186.90	100.000
Kenneth L. Wolfe
Affirmative	2,205,707,840.10	96.871
Withheld	71,235,346.80	3.129
TOTAL	2,276,943,186.90	100.000
PROPOSAL 2A
To modify the fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments) of Fidelity Advisor Consumer Discretionary Fund.D
	# of Votes	% of Votes
Affirmative	25,052,022.13	70.939
Against	1,507,700.50	4.269
Abstain	2,181,277.38	6.177
Broker Non-Votes	6,573,990.16	18.615
TOTAL	35,314,990.17	100.000
PROPOSAL 2B
To modify the fundamental concentration policy of Fidelity Advisor Consumer Discretionary Fund.D
	# of Votes	% of Votes
Affirmative	24,468,395.75	69.286
Against	1,941,580.95	5.498
Abstain	2,331,023.31	6.601
Broker Non-Votes	6,573,990.16	18.615
TOTAL	35,314,990.17	100.000
PROPOSAL 3A
To modify the fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments) of Fidelity Advisor Industrials Fund.C
	# of Votes	% of Votes
Affirmative	103,262,001.88	67.400
Against	4,354,979.52	2.842
Abstain	6,913,004.08	4.513
Broker Non-Votes	38,678,502.70	25.246
TOTAL	153,208,488.18	100.000
PROPOSAL 3B
To modify the fundamental concentration policy of Fidelity Advisor Industrials Fund.C
	# of Votes	% of Votes
Affirmative	103,063,141.29	67.270
Against	4,478,980.28	2.923
Abstain	6,987,863.91	4.561
Broker Non-Votes	38,678,502.70	25.246
TOTAL	153,208,488.18	100.000
PROPOSAL 4A
To modify the fundamental concentration policy of Fidelity Advisor Utilities Fund.D
	# of Votes	% of Votes
Affirmative	78,803,170.56	70.172
Against	3,577,908.42	3.186
Abstain	6.541,369.10	5.825
Broker Non-Votes	23,378,154.01	20.817
TOTAL	112,300,602.09	100.000
PROPOSAL 5A
To modify the fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments) of Fidelity Advisor Communications Equipment Fund.D
	# of Votes	% of Votes
Affirmative	5,159,022.72	69.946
Against	285,575.04	3.872
Abstain	443,398.62	6.011
Broker Non-Votes	1,487,692.54	20.170
TOTAL	7,375,688.92	100.000
PROPOSAL 5B
To modify the fundamental concentration policy of Fidelity Advisor Communications Equipment Fund.D
	# of Votes	% of Votes
Affirmative	5,159,987.88	69.959
Against	295,440.44	4.006
Abstain	432,568.06	5.864
Broker Non-Votes	1,487,692.54	20.170
TOTAL	7,375,688.92	100.000
PROPOSAL 6A
To modify the fundamental investment objective of Fidelity Advisor Energy Fund.D
	# of Votes	% of Votes
Affirmative	335,212,227.18	68.272
Against	23,151,143.88	4.716
Abstain	28,129,279.36	5.728
Broker Non-Votes	104,499,231.10	21.283
TOTAL	490,991,881.52	100.000
PROPOSAL 6B
To modify the fundamental investment policy of Fidelity Advisor Energy Fund.D
	# of Votes	% of Votes
Affirmative	338,904,300.69	69.024
Against	21,528,314.89	4.385
Abstain	26,060,034.84	5.307
Broker Non-Votes	104,499,231.10	21.283
TOTAL	490,991,881.52	100.000
PROPOSAL 6C
To modify the fundamental concentration policy of Fidelity Advisor Energy Fund.D
	# of Votes	% of Votes
Affirmative	334,458,778.33	68.119
Against	22,220,293.16	4.526
Abstain	29,813,578.93	6.072
Broker Non-Votes	104,499,231.10	21.283
TOTAL	490,991,881.52	100.000

A Denotes trust-wide proposal and voting results.

B Effective on or about January 1, 2007.

C The special meeting of shareholders reconvened on September 30, 2006 with respect to this proposal.

D The special meeting of shareholders reconvened on September 28, 2006 with respect to this proposal.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Focus Funds

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of the management fee and total expenses of each fund; (ii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to each fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.
Investment Performance and Compliance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare any of the funds' performance. The Board also noted that in 2006 FMR implemented changes to the sector fund product line, which included changes to the funds' indices.

For each of Advisor Biotechnology and Advisor Communications Equipment, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

For each of Advisor Consumer Discretionary, Advisor Electronics, Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology and Advisor Utilities, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a third-party-sponsored index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Advisor Biotechnology

The Board stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Communications Equipment

The Board stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

Advisor Consumer Discretionary

The Board stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Electronics

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Energy

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Financial Services

The Board stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

Advisor Health Care

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Industrials

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Technology

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Utilities

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how each fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 10% would mean that 90% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Biotechnology

Advisor Communications Equipment

Annual Report

Advisor Consumer Discretionary

Advisor Electronics

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Energy

Advisor Financial Services

Annual Report

Advisor Health Care

Advisor Industrials

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Technology

Advisor Utilities

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the total expenses of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Biotechnology ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006.

Annual Report

The Board noted that the total expenses of each of Class A, Class B and Class C of Advisor Communications Equipment ranked below its competitive median for 2006, the total expenses of Institutional Class ranked equal to its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006.

The Board noted that the total expenses of each of Class A, Class B and Class C of Advisor Consumer Discretionary ranked below its competitive median for 2006, the total expenses of Institutional Class ranked equal to its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006.

The Board noted that the total expenses of each of Class A, Class B and Class C of Advisor Electronics ranked below its competitive median for 2006, the total expenses of Institutional Class ranked equal to its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006.

The Board noted that the total expenses of each class of Advisor Energy ranked below its competitive median for 2006.

The Board noted that the total expenses of each class of Advisor Financial Services ranked below its competitive median for 2006.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Health Care ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006.

The Board noted that the total expenses of each class of Advisor Industrials ranked below its competitive median for 2006.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Technology ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Utilities ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of each fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in each fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of each fund's management contract, the Board approved amendments to each fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. (dagger)

Boston, MA

State Street Bank and Trust (dagger)(dagger)

Quincy, MA

* Custodian for Fidelity Advisor Energy Fund only.

(dagger)(dagger) Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor
Communications Equipment Fund, and Fidelity Advisor Electronics Fund only.

AFOCI-UANNPRO-0907
1.789242.103

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Real Estate
Fund - Class A, Class T, Class B
and Class C

Annual Report

July 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

Notes to Financial Statements - continued

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Real Estate Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Life of Fund A
Class A (incl. 5.75% sales charge)	-6.36%	17.93%
Class T (incl. 3.50% sales charge)	-4.36%	18.17%
Class B (incl. contingent deferred sales charge) B	-6.03%	18.23%
Class C (incl. contingent deferred sales charge) C	-2.36%	18.46%

A From September 12, 2002.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

Fidelity Advisor Real Estate Fund - Class A, T, B, and C
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Real Estate Fund - Class T on September 12, 2002, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Note: Class T performance is shown above. Class A, Class B, and Class C returns may vary due to the difference in sales charges paid by each class or expenses borne by a particular class. Please see prospectus for added detail regarding class-level expenses.

Annual Report

Management's Discussion of Fund Performance

Comments from Samuel Wald, Portfolio Manager of Fidelity® Advisor Real Estate Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

Following several years of extremely strong results, real estate markets fell sharply late in the period. During the period, the fund's Class A, Class T, Class B and Class C shares lost 0.65%, 0.89%, 1.45% and 1.45%, respectively (excluding sales charges), while the Dow Jones Wilshire Real Estate Securities IndexSM fell 0.55%. The fund's share classes trailed the S&P 500. Not owning the right real estate stocks in the apartment subsector hurt relative to the Dow Jones Wilshire index, with those losses curbed by very good security selection in the office subsector. The fund's biggest individual relative detractor was a significant underweighting in Archstone-Smith Trust, an apartment real estate investment trust (REIT) that agreed to be taken private. A small out-of-benchmark position in mortgage REIT HomeBanc struggled as the housing market slowed and as lenders tightened their credit standards. HomeBanc was sold from the portfolio before period end. Further lagging was Public Storage, an owner and operator of U.S. self-storage facilities. On the positive side, an out-of-benchmark position in Starwood Hotels & Resorts Worldwide helped, benefiting in part from its status as a potential LBO candidate and a very inexpensive relative valuation. Strategic Hotels & Resorts also rose off of a low valuation during the period. Further contributing was prison operator Geo Group, an attractively valued out-of-benchmark holding that benefited in part from its strong growth prospects.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Investments - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 793.80	$ 5.56
HypotheticalA	$ 1,000.00	$ 1,018.60	$ 6.26
Class T
Actual	$ 1,000.00	$ 792.50	$ 6.62
HypotheticalA	$ 1,000.00	$ 1,017.41	$ 7.45
Class B
Actual	$ 1,000.00	$ 790.40	$ 8.88
HypotheticalA	$ 1,000.00	$ 1,014.88	$ 9.99
Class C
Actual	$ 1,000.00	$ 790.40	$ 8.88
HypotheticalA	$ 1,000.00	$ 1,014.88	$ 9.99
Institutional Class
Actual	$ 1,000.00	$ 794.90	$ 4.27
HypotheticalA	$ 1,000.00	$ 1,020.03	$ 4.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.49%
Class B	2.00%
Class C	2.00%
Institutional Class	.96%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	7.6	5.0
General Growth Properties, Inc.	6.4	6.0
ProLogis Trust	5.9	4.6
Public Storage	5.1	5.6
Vornado Realty Trust	4.9	5.2
AvalonBay Communities, Inc.	4.4	2.6
Host Hotels & Resorts, Inc.	3.8	4.5
Alexandria Real Estate Equities, Inc.	3.8	3.2
Equity Residential (SBI)	3.6	7.2
Home Properties, Inc.	3.5	2.1
	49.0
Top Five REIT Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Buildings	18.7	23.0
REITs - Apartments	17.1	17.9
REITs - Malls	16.0	14.5
REITs - Industrial Buildings	14.6	16.5
REITs - Shopping Centers	11.6	11.7
Asset Allocation (% of fund's net assets)
As of July 31, 2007 *		As of January 31, 2007 **
	Stocks 97.8%		Stocks 98.5%
	Short-Term Investments and Net Other Assets 2.2%		Short-Term Investments and Net Other Assets 1.5%
* Foreign investments	3.9%	** Foreign investments	1.6%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Diversified Commercial & Professional Services - 0.9%
The Geo Group, Inc. (a)	98,150	$ 2,714,829
HEALTH CARE PROVIDERS & SERVICES - 1.3%
Health Care Facilities - 1.3%
Brookdale Senior Living, Inc. (d)	52,700	2,108,527
Capital Senior Living Corp. (a)	41,627	368,815
Emeritus Corp. (a)	19,600	480,200
Sun Healthcare Group, Inc. (a)	60,200	813,904
TOTAL HEALTH CARE FACILITIES		3,771,446
HOTELS, RESTAURANTS & LEISURE - 2.5%
Hotels, Resorts & Cruise Lines - 2.5%
Gaylord Entertainment Co. (a)	31,200	1,559,376
Hilton Hotels Corp.	23,300	1,030,093
Starwood Hotels & Resorts Worldwide, Inc.	72,900	4,589,784
TOTAL HOTELS, RESORTS & CRUISE LINES		7,179,253
REAL ESTATE INVESTMENT TRUSTS - 89.5%
REITs - Apartments - 17.1%
Archstone-Smith Trust	18,600	1,067,826
AvalonBay Communities, Inc.	118,000	12,740,460
BRE Properties, Inc. Class A (d)	175,200	8,852,856
Equity Residential (SBI)	262,400	10,446,144
GMH Communities Trust	155,579	1,306,864
Home Properties, Inc.	219,800	10,176,740
Pennsylvania (REIT) (SBI)	3,700	144,078
Post Properties, Inc.	37,300	1,642,692
UDR, Inc.	157,700	3,641,293
TOTAL REITS - APARTMENTS		50,018,953
REITs - Factory Outlets - 1.8%
Tanger Factory Outlet Centers, Inc.	160,900	5,378,887
REITs - Hotels - 8.3%
Hersha Hospitality Trust	126,200	1,325,100
Host Hotels & Resorts, Inc.	531,694	11,229,377
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Hotels - continued
LaSalle Hotel Properties (SBI)	103,000	$ 4,123,090
Strategic Hotel & Resorts, Inc.	361,100	7,684,208
TOTAL REITS - HOTELS		24,361,775
REITs - Industrial Buildings - 14.6%
DCT Industrial Trust, Inc. (d)	511,549	5,013,180
Duke Realty LP	174,210	5,694,925
ProLogis Trust	301,023	17,128,209
Public Storage	211,418	14,818,288
TOTAL REITS - INDUSTRIAL BUILDINGS		42,654,602
REITs - Malls - 16.0%
CBL & Associates Properties, Inc.	100,592	3,207,879
General Growth Properties, Inc. (d)	389,599	18,692,960
Simon Property Group, Inc.	258,600	22,376,656
Taubman Centers, Inc.	54,300	2,611,287
TOTAL REITS - MALLS		46,888,782
REITs - Management/Investment - 1.3%
British Land Co. PLC	34,400	868,610
Equity Lifestyle Properties, Inc.	44,500	2,018,520
Unibail-Rodamco	3,300	791,577
TOTAL REITS - MANAGEMENT/INVESTMENT		3,678,707
REITs - Mortgage - 0.1%
Capital Lease Funding, Inc.	21,000	194,670
REITs - Office Buildings - 18.7%
Alexandria Real Estate Equities, Inc. (d)	129,200	11,127,996
American Financial Realty Trust (SBI)	264,100	2,316,157
Boston Properties, Inc. (d)	93,700	8,853,713
Corporate Office Properties Trust (SBI)	222,100	8,370,949
Highwoods Properties, Inc. (SBI)	188,400	6,128,652
Kilroy Realty Corp.	132,200	8,517,646
SL Green Realty Corp.	78,800	9,567,896
TOTAL REITS - OFFICE BUILDINGS		54,883,009
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Shopping Centers - 11.6%
Developers Diversified Realty Corp.	152,600	$ 7,324,800
Equity One, Inc.	32,000	738,560
Inland Real Estate Corp. (d)	383,900	5,804,568
Kimco Realty Corp.	155,490	5,804,442
Vornado Realty Trust (d)	133,650	14,304,560
TOTAL REITS - SHOPPING CENTERS		33,976,930
TOTAL REAL ESTATE INVESTMENT TRUSTS		262,036,315
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.6%
Real Estate Management & Development - 3.6%
Brookfield Properties Corp.	418,500	9,458,100
Grubb & Ellis Co. (a)	96,200	940,836
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		10,398,936
TOTAL COMMON STOCKS (Cost $267,765,610)		286,100,779
Money Market Funds - 16.7%

Fidelity Cash Central Fund, 5.38% (b)	6,513,129	6,513,129
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	42,429,613	42,429,613
TOTAL MONEY MARKET FUNDS (Cost $48,942,742)		48,942,742
TOTAL INVESTMENT PORTFOLIO - 114.5% (Cost $316,708,352)		335,043,521
NET OTHER ASSETS - (14.5)%		(42,364,481)
NET ASSETS - 100%		$ 292,679,040
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 418,427
Fidelity Securities Lending Cash Central Fund	65,708
Total	$ 484,135

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007
Assets
Investment in securities, at value (including securities loaned of $41,993,217) - See accompanying schedule: Unaffiliated issuers (cost $267,765,610)	$ 286,100,779
Fidelity Central Funds (cost $48,942,742)	48,942,742
Total Investments (cost $316,708,352)		$ 335,043,521
Foreign currency held at value (cost $20)		20
Receivable for investments sold		3,545,783
Receivable for fund shares sold		236,918
Dividends receivable		113,814
Distributions receivable from Fidelity Central Funds		49,091
Prepaid expenses		451
Other receivables		7
Total assets		338,989,605

Liabilities
Payable for investments purchased	$ 1,697,469
Payable for fund shares redeemed	1,748,265
Accrued management fee	159,481
Distribution fees payable	133,304
Other affiliated payables	99,116
Other payables and accrued expenses	43,317
Collateral on securities loaned, at value	42,429,613
Total liabilities		46,310,565

Net Assets		$ 292,679,040
Net Assets consist of:
Paid in capital		$ 255,887,138
Undistributed net investment income		282,432
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		18,174,353
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,335,117
Net Assets		$ 292,679,040

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($117,830,961 ÷ 6,311,381 shares)	$ 18.67

Maximum offering price per share (100/94.25 of $18.67)	$ 19.81
Class T: Net Asset Value and redemption price per share ($100,621,369 ÷ 5,397,470 shares)	$ 18.64

Maximum offering price per share (100/96.50 of $18.64)	$ 19.32
Class B: Net Asset Value and offering price per share ($25,114,061 ÷ 1,356,657 shares)A	$ 18.51

Class C: Net Asset Value and offering price per share ($36,853,888 ÷ 1,990,795 shares)A	$ 18.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($12,258,761 ÷ 652,070 shares)	$ 18.80

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2007

Investment Income
Dividends		$ 6,529,121
Interest		1,342
Income from Fidelity Central Funds		484,135
Total income		7,014,598

Expenses
Management fee	$ 1,918,136
Transfer agent fees	1,067,107
Distribution fees	1,744,909
Accounting and security lending fees	139,829
Custodian fees and expenses	18,033
Independent trustees' compensation	1,076
Registration fees	124,957
Audit	73,003
Legal	10,411
Miscellaneous	52,108
Total expenses before reductions	5,149,569
Expense reductions	(25,416)	5,124,153
Net investment income (loss)		1,890,445
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,130,155
Foreign currency transactions	2,287
Total net realized gain (loss)		24,132,442
Change in net unrealized appreciation (depreciation) on: Investment securities	(38,960,781)
Assets and liabilities in foreign currencies	(52)
Total change in net unrealized appreciation (depreciation)		(38,960,833)
Net gain (loss)		(14,828,391)
Net increase (decrease) in net assets resulting from operations		$ (12,937,946)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,890,445	$ 2,590,321
Net realized gain (loss)	24,132,442	18,564,557
Change in net unrealized appreciation (depreciation)	(38,960,833)	13,773,537
Net increase (decrease) in net assets resulting from operations	(12,937,946)	34,928,415
Distributions to shareholders from net investment income	(1,881,167)	(2,073,129)
Distributions to shareholders from net realized gain	(20,008,529)	(8,286,409)
Total distributions	(21,889,696)	(10,359,538)
Share transactions - net increase (decrease)	80,064,090	43,551,731
Total increase (decrease) in net assets	45,236,448	68,120,608

Net Assets
Beginning of period	247,442,592	179,321,984
End of period (including undistributed net investment income of $282,432 and undistributed net investment income of $521,902, respectively)	$ 292,679,040	$ 247,442,592

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.34	$ 18.23	$ 13.22	$ 11.33	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.29	.31	.27	.21
Net realized and unrealized gain (loss)	(.17)	2.85	5.52	2.03	1.28
Total from investment operations	.01	3.14	5.83	2.30	1.49
Distributions from net investment income	(.18)	(.23)	(.29)	(.30)	(.16)
Distributions from net realized gain	(1.50)	(.80)	(.53)	(.11)	-
Total distributions	(1.68)	(1.03)	(.82)	(.41)	(.16)
Net asset value, end of period	$ 18.67	$ 20.34	$ 18.23	$ 13.22	$ 11.33
Total Return B, C, D	(.65)%	18.32%	45.48%	20.59%	15.13%
Ratios to Average Net Assets F, I
Expenses before reductions	1.25%	1.29%	1.31%	1.54%	2.98% A
Expenses net of fee waivers, if any	1.25%	1.25%	1.28%	1.54%	1.75%A
Expenses net of all reductions	1.25%	1.24%	1.25%	1.52%	1.72%A
Net investment income (loss)	.81%	1.59%	1.98%	2.10%	2.35%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,831	$ 85,000	$ 53,097	$ 22,273	$ 3,993
Portfolio turnover rate G	84%	65%	62%	52%	47%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 12, 2002 (commencement of operations) to July 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.31	$ 18.23	$ 13.21	$ 11.32	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.12	.24	.26	.23	.18
Net realized and unrealized gain (loss)	(.16)	2.84	5.53	2.02	1.29
Total from investment operations	(.04)	3.08	5.79	2.25	1.47
Distributions from net investment income	(.13)	(.20)	(.24)	(.25)	(.15)
Distributions from net realized gain	(1.50)	(.80)	(.53)	(.11)	-
Total distributions	(1.63)	(1.00)	(.77)	(.36)	(.15)
Net asset value, end of period	$ 18.64	$ 20.31	$ 18.23	$ 13.21	$ 11.32
Total Return B, C, D	(.89)%	17.98%	45.12%	20.12%	14.91%
Ratios to Average Net Assets F, I
Expenses before reductions	1.50%	1.55%	1.61%	1.86%	3.32%A
Expenses net of fee waivers, if any	1.50%	1.50%	1.57%	1.85%	2.00%A
Expenses net of all reductions	1.49%	1.49%	1.54%	1.83%	1.97%A
Net investment income (loss)	.57%	1.34%	1.70%	1.80%	2.10%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 100,621	$ 91,224	$ 66,303	$ 26,037	$ 9,049
Portfolio turnover rate G	84%	65%	62%	52%	47%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 12, 2002 (commencement of operations) to July 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.19	$ 18.16	$ 13.18	$ 11.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.15	.18	.16	.14
Net realized and unrealized gain (loss)	(.16)	2.83	5.50	2.04	1.28
Total from investment operations	(.15)	2.98	5.68	2.20	1.42
Distributions from net investment income	(.05)	(.15)	(.17)	(.20)	(.13)
Distributions from net realized gain	(1.48)	(.80)	(.53)	(.11)	-
Total distributions	(1.53)	(.95)	(.70)	(.31)	(.13)
Net asset value, end of period	$ 18.51	$ 20.19	$ 18.16	$ 13.18	$ 11.29
Total Return B, C, D	(1.45)%	17.42%	44.31%	19.67%	14.38%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.02%	2.05%	2.10%	2.33%	3.82%A
Expenses net of fee waivers, if any	2.00%	2.00%	2.07%	2.33%	2.50%A
Expenses net of all reductions	2.00%	1.98%	2.03%	2.31%	2.47%A
Net investment income (loss)	.07%	.84%	1.20%	1.31%	1.60%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,114	$ 27,397	$ 26,349	$ 12,910	$ 5,061
Portfolio turnover rate G	84%	65%	62%	52%	47%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 12, 2002 (commencement of operations) to July 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.21	$ 18.17	$ 13.18	$ 11.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.15	.19	.17	.14
Net realized and unrealized gain (loss)	(.16)	2.84	5.50	2.03	1.28
Total from investment operations	(.15)	2.99	5.69	2.20	1.42
Distributions from net investment income	(.05)	(.15)	(.17)	(.20)	(.13)
Distributions from net realized gain	(1.50)	(.80)	(.53)	(.11)	-
Total distributions	(1.55)	(.95)	(.70)	(.31)	(.13)
Net asset value, end of period	$ 18.51	$ 20.21	$ 18.17	$ 13.18	$ 11.29
Total Return B, C, D	(1.45)%	17.46%	44.38%	19.67%	14.38%
Ratios to Average Net Assets F, I
Expenses before reductions	2.01%	2.05%	2.09%	2.29%	3.76%A
Expenses net of fee waivers, if any	2.00%	2.00%	2.05%	2.29%	2.50%A
Expenses net of all reductions	2.00%	1.98%	2.02%	2.27%	2.47%A
Net investment income (loss)	.06%	.84%	1.22%	1.35%	1.60%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,854	$ 36,669	$ 29,410	$ 13,671	$ 5,059
Portfolio turnover rate G	84%	65%	62%	52%	47%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 12, 2002 (commencement of operations) to July 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 20.47	$ 18.33	$ 13.28	$ 11.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.24	.35	.36	.32	.23
Net realized and unrealized gain (loss)	(.17)	2.85	5.56	2.04	1.28
Total from investment operations	.07	3.20	5.92	2.36	1.51
Distributions from net investment income	(.24)	(.26)	(.34)	(.32)	(.16)
Distributions from net realized gain	(1.50)	(.80)	(.53)	(.11)	-
Total distributions	(1.74)	(1.06)	(.87)	(.43)	(.16)
Net asset value, end of period	$ 18.80	$ 20.47	$ 18.33	$ 13.28	$ 11.35
Total Return B, C	(.37)%	18.61%	46.05%	21.11%	15.33%
Ratios to Average Net Assets E, H
Expenses before reductions	.98%	.94%	.91%	1.12%	2.68% A
Expenses net of fee waivers, if any	.98%	.94%	.91%	1.12%	1.50%A
Expenses net of all reductions	.97%	.92%	.88%	1.10%	1.47%A
Net investment income (loss)	1.09%	1.90%	2.35%	2.53%	2.60%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,259	$ 7,152	$ 4,162	$ 2,478	$ 1,225
Portfolio turnover rate F	84%	65%	62%	52%	47%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period September 12, 2002 (commencement of operations) to July 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 43,416,038
Unrealized depreciation	(26,403,919)
Net unrealized appreciation (depreciation)	17,012,119
Undistributed ordinary income	282,432
Undistributed long-term capital gain	14,747,741

Cost for federal income tax purposes	$ 318,031,402

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 6,191,707	$ 5,799,680
Long-term Capital Gains	15,697,989	4,559,858
Total	$ 21,889,696	$ 10,359,538

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $342,163,907 and $276,670,837, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	.00%	.25%	$ 317,170	$ 39,597
Class T	.25%	.25%	600,346	7,270
Class B	.75%	.25%	326,348	245,531
Class C	.75%	.25%	501,045	123,812
			$ 1,744,909	$ 416,210

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 173,108
Class T	32,468
Class B*	52,462
Class C*	12,974
$ 271,012

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 397,116.31
Class T	368,236.31
Class B	106,998.33
Class C	159,744.32
Institutional Class	35,013.29
	$ 1,067,107

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,970 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $592 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $65,708.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class B	2.00%	$ 6,449
Class C	2.00%	4,791
		$ 11,240

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,104 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses.

Annual Report

9. Expense Reductions - continued

During the period, these credits reduced the Fund's custody expenses by $3,421. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 2,910
Institutional Class	238
$ 3,148

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

Notes to Financial Statements - continued

10. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2007	2006
From net investment income
Class A	$ 910,999	$ 741,719
Class T	671,347	796,426
Class B	73,434	226,838
Class C	121,385	250,448
Institutional Class	104,002	57,698
Total	$ 1,881,167	$ 2,073,129
From net realized gain
Class A	$ 7,016,390	$ 2,548,943
Class T	7,245,930	3,068,411
Class B	2,110,416	1,188,352
Class C	3,021,230	1,299,203
Institutional Class	614,563	181,500
Total	$ 20,008,529	$ 8,286,409

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2007	2006	2007	2006
Class A
Shares sold	4,162,272	2,262,157	$ 91,668,160	$ 41,503,690
Reinvestment of distributions	360,748	181,664	7,512,896	3,138,257
Shares redeemed	(2,390,088)	(1,177,662)	(51,262,823)	(21,289,349)
Net increase (decrease)	2,132,932	1,266,159	$ 47,918,233	$ 23,352,598
Class T
Shares sold	3,133,447	2,143,039	$ 69,066,846	$ 39,115,936
Reinvestment of distributions	366,028	214,228	7,615,273	3,700,674
Shares redeemed	(2,592,591)	(1,504,010)	(55,812,105)	(27,210,343)
Net increase (decrease)	906,884	853,257	$ 20,870,014	$ 15,606,267
Class B
Shares sold	522,263	398,999	$ 11,374,401	$ 7,246,734
Reinvestment of distributions	95,389	73,796	1,975,227	1,270,470
Shares redeemed	(618,201)	(566,868)	(13,210,441)	(10,197,671)
Net increase (decrease)	(549)	(94,073)	$ 139,187	$ (1,680,467)
Class C
Shares sold	1,257,900	763,395	$ 27,435,286	$ 14,132,910
Reinvestment of distributions	135,205	80,957	2,802,482	1,394,942
Shares redeemed	(1,217,050)	(647,908)	(25,938,064)	(11,656,661)
Net increase (decrease)	176,055	196,444	$ 4,299,704	$ 3,871,191
Institutional Class
Shares sold	643,980	225,212	$ 14,342,713	$ 4,253,663
Reinvestment of distributions	30,501	12,056	638,492	209,183
Shares redeemed	(371,732)	(115,041)	(8,144,253)	(2,060,704)
Net increase (decrease)	302,749	122,227	$ 6,836,952	$ 2,402,142

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from September 12, 2002 (commencement of operations) to July 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period from September 12, 2002 (commencement of operations) to July 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 17, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Mr. Curvey, and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002- 2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006- present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Real Estate. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Advisor Real Estate. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005- present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Advisor Real Estate. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002- 2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Real Estate. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Real Estate. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Real Estate. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Real Estate. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-
present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Real Estate. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Real Estate. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Real Estate. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999- 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Real Estate. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Real Estate. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Real Estate. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Advisor Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/17/2007	09/14/2007	$0.049	$1.03
Class T	09/17/2007	09/14/2007	$0.003	$1.03
Class B	09/17/2007	09/14/2007	$0.000	$1.03
Class C	09/17/2007	09/14/2007	$0.000	$1.03

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007 $20,232,356, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 30, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	2,206,930,035.62	96.925
Withheld	70,013,151.28	3.075
TOTAL	2,276,943,186.90	100.000
Albert R. Gamper, Jr.
Affirmative	2,206,929,647.55	96.925
Withheld	70,013,539.35	3.075
TOTAL	2,276,943,186.90	100.000
Robert M. Gates
Affirmative	2,205,212,761.55	96.850
Withheld	71,730,425.35	3.150
TOTAL	2,276,943,186.90	100.000
George H. Heilmeier
Affirmative	2,204,247,730.70	96.807
Withheld	72,695,456.20	3.193
TOTAL	2,276,943,186.90	100.000
Edward C. Johnson 3d
Affirmative	2,203,739,123.67	96.785
Withheld	73,204,063.23	3.215
TOTAL	2,276,943,186.90	100.000
Stephen P. Jonas
Affirmative	2,207,154,045.47	96.935
Withheld	69,789,141.43	3.065
TOTAL	2,276,943,186.90	100.000
James H. KeyesB
Affirmative	2,205,258,024.08	96.852
Withheld	71,685,162.82	3.148
TOTAL	2,276,943,186.90	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	2,205,892,060.16	96.880
Withheld	71,051,126.74	3.120
TOTAL	2,276,943,186.90	100.000
Ned C. Lautenbach
Affirmative	2,205,297,807.97	96.853
Withheld	71,645,378.93	3.147
TOTAL	2,276,943,186.90	100.000
William O. McCoy
Affirmative	2,204,396,505.93	96.814
Withheld	72,546,680.97	3.186
TOTAL	2,276,943,186.90	100.000
Robert L. Reynolds
Affirmative	2,206,981,118.77	96.927
Withheld	69,962,068.13	3.073
TOTAL	2,276,943,186.90	100.000
Cornelia M. Small
Affirmative	2,206,379,820.44	96.901
Withheld	70,563,366.46	3.099
TOTAL	2,276,943,186.90	100.000
William S. Stavropoulos
Affirmative	2,205,403,278.90	96.858
Withheld	71,539,908.00	3.142
TOTAL	2,276,943,186.90	100.000
Kenneth L. Wolfe
Affirmative	2,205,707,840.10	96.871
Withheld	71,235,346.80	3.129
TOTAL	2,276,943,186.90	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Real Estate Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Real Estate Fund

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked equal to its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ARE-UANN-0907
1.789707.104

(Fidelity Investment logo)(registered trademark)
Fidelity ® Advisor

Real Estate
Fund - Institutional Class

Annual Report

July 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stocks are currently on pace to register their fifth straight year of positive returns, although gains could be trimmed if the U.S. economy continues to slow. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Real Estate Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2007	Past 1 year	Life of fund A
Institutional Class	-0.37%	19.74%

A From September 12, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Real Estate Fund - Institutional Class on September 12, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Samuel Wald, Portfolio Manager of Fidelity® Advisor Real Estate Fund

Major U.S. equity benchmarks approached or exceeded gains of 20% and several set record highs during the 12-month period ending July 31, 2007. In that time, the Dow Jones Industrial AverageSM rose 20.84%, the Standard & Poor's 500SM Index advanced 16.13% and the NASDAQ Composite® Index gained 22.67%. The small-cap Russell 2000® Index fared less well after falling nearly 7% in July, but still returned 12.12% for the year overall. The first half of the period featured six consecutive months of positive returns spurred by the more relaxed monetary policy of the Federal Reserve Board and falling energy prices, which softened inflationary pressures on the U.S. economy. Stocks slipped in February, however, as energy prices crept higher, the housing market slumped, subprime mortgage woes mounted and the Chinese stock market declined 9% in a single day. But equities soared again from March through May, as reflected by the Dow and the S&P 500®, which climbed nearly 12% and more than 9%, respectively. In June and July, though, stocks sank again on inflation concerns and a worsening subprime loan crisis.

Following several years of extremely strong results, real estate markets fell sharply late in the period. During the period, the fund's Institutional Class shares lost 0.37%, about even with the Dow Jones Wilshire Real Estate Securities IndexSM, which fell 0.55%, but well behind the S&P 500. Not owning the right real estate stocks in the apartment subsector hurt relative to the Dow Jones Wilshire index, with those losses curbed by very good security selection in the office subsector. The fund's biggest individual relative detractor was a significant underweighting in Archstone-Smith Trust, an apartment real estate investment trust (REIT) that agreed to be taken private. A small out-of-benchmark position in mortgage REIT HomeBanc struggled as the housing market slowed and as lenders tightened their credit standards. HomeBanc was sold from the portfolio before period end. Further lagging was Public Storage, an owner and operator of U.S. self-storage facilities. On the positive side, an out-of-benchmark position in Starwood Hotels & Resorts Worldwide helped, benefiting in part from its status as a potential LBO candidate and a very inexpensive relative valuation. Strategic Hotels & Resorts also rose off of a low valuation during the period. Further contributing was prison operator Geo Group, an attractively valued out-of-benchmark holding that benefited in part from its strong growth prospects.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2007 to July 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Investments - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Expenses Paid During Period* February 1, 2007 to July 31, 2007
Class A
Actual	$ 1,000.00	$ 793.80	$ 5.56
HypotheticalA	$ 1,000.00	$ 1,018.60	$ 6.26
Class T
Actual	$ 1,000.00	$ 792.50	$ 6.62
HypotheticalA	$ 1,000.00	$ 1,017.41	$ 7.45
Class B
Actual	$ 1,000.00	$ 790.40	$ 8.88
HypotheticalA	$ 1,000.00	$ 1,014.88	$ 9.99
Class C
Actual	$ 1,000.00	$ 790.40	$ 8.88
HypotheticalA	$ 1,000.00	$ 1,014.88	$ 9.99
Institutional Class
Actual	$ 1,000.00	$ 794.90	$ 4.27
HypotheticalA	$ 1,000.00	$ 1,020.03	$ 4.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.49%
Class B	2.00%
Class C	2.00%
Institutional Class	.96%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	7.6	5.0
General Growth Properties, Inc.	6.4	6.0
ProLogis Trust	5.9	4.6
Public Storage	5.1	5.6
Vornado Realty Trust	4.9	5.2
AvalonBay Communities, Inc.	4.4	2.6
Host Hotels & Resorts, Inc.	3.8	4.5
Alexandria Real Estate Equities, Inc.	3.8	3.2
Equity Residential (SBI)	3.6	7.2
Home Properties, Inc.	3.5	2.1
	49.0
Top Five REIT Sectors as of July 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Buildings	18.7	23.0
REITs - Apartments	17.1	17.9
REITs - Malls	16.0	14.5
REITs - Industrial Buildings	14.6	16.5
REITs - Shopping Centers	11.6	11.7
Asset Allocation (% of fund's net assets)
As of July 31, 2007 *		As of January 31, 2007 **
	Stocks 97.8%		Stocks 98.5%
	Short-Term Investments and Net Other Assets 2.2%		Short-Term Investments and Net Other Assets 1.5%
* Foreign investments	3.9%	** Foreign investments	1.6%

Annual Report

Investments July 31, 2007

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Diversified Commercial & Professional Services - 0.9%
The Geo Group, Inc. (a)	98,150	$ 2,714,829
HEALTH CARE PROVIDERS & SERVICES - 1.3%
Health Care Facilities - 1.3%
Brookdale Senior Living, Inc. (d)	52,700	2,108,527
Capital Senior Living Corp. (a)	41,627	368,815
Emeritus Corp. (a)	19,600	480,200
Sun Healthcare Group, Inc. (a)	60,200	813,904
TOTAL HEALTH CARE FACILITIES		3,771,446
HOTELS, RESTAURANTS & LEISURE - 2.5%
Hotels, Resorts & Cruise Lines - 2.5%
Gaylord Entertainment Co. (a)	31,200	1,559,376
Hilton Hotels Corp.	23,300	1,030,093
Starwood Hotels & Resorts Worldwide, Inc.	72,900	4,589,784
TOTAL HOTELS, RESORTS & CRUISE LINES		7,179,253
REAL ESTATE INVESTMENT TRUSTS - 89.5%
REITs - Apartments - 17.1%
Archstone-Smith Trust	18,600	1,067,826
AvalonBay Communities, Inc.	118,000	12,740,460
BRE Properties, Inc. Class A (d)	175,200	8,852,856
Equity Residential (SBI)	262,400	10,446,144
GMH Communities Trust	155,579	1,306,864
Home Properties, Inc.	219,800	10,176,740
Pennsylvania (REIT) (SBI)	3,700	144,078
Post Properties, Inc.	37,300	1,642,692
UDR, Inc.	157,700	3,641,293
TOTAL REITS - APARTMENTS		50,018,953
REITs - Factory Outlets - 1.8%
Tanger Factory Outlet Centers, Inc.	160,900	5,378,887
REITs - Hotels - 8.3%
Hersha Hospitality Trust	126,200	1,325,100
Host Hotels & Resorts, Inc.	531,694	11,229,377
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Hotels - continued
LaSalle Hotel Properties (SBI)	103,000	$ 4,123,090
Strategic Hotel & Resorts, Inc.	361,100	7,684,208
TOTAL REITS - HOTELS		24,361,775
REITs - Industrial Buildings - 14.6%
DCT Industrial Trust, Inc. (d)	511,549	5,013,180
Duke Realty LP	174,210	5,694,925
ProLogis Trust	301,023	17,128,209
Public Storage	211,418	14,818,288
TOTAL REITS - INDUSTRIAL BUILDINGS		42,654,602
REITs - Malls - 16.0%
CBL & Associates Properties, Inc.	100,592	3,207,879
General Growth Properties, Inc. (d)	389,599	18,692,960
Simon Property Group, Inc.	258,600	22,376,656
Taubman Centers, Inc.	54,300	2,611,287
TOTAL REITS - MALLS		46,888,782
REITs - Management/Investment - 1.3%
British Land Co. PLC	34,400	868,610
Equity Lifestyle Properties, Inc.	44,500	2,018,520
Unibail-Rodamco	3,300	791,577
TOTAL REITS - MANAGEMENT/INVESTMENT		3,678,707
REITs - Mortgage - 0.1%
Capital Lease Funding, Inc.	21,000	194,670
REITs - Office Buildings - 18.7%
Alexandria Real Estate Equities, Inc. (d)	129,200	11,127,996
American Financial Realty Trust (SBI)	264,100	2,316,157
Boston Properties, Inc. (d)	93,700	8,853,713
Corporate Office Properties Trust (SBI)	222,100	8,370,949
Highwoods Properties, Inc. (SBI)	188,400	6,128,652
Kilroy Realty Corp.	132,200	8,517,646
SL Green Realty Corp.	78,800	9,567,896
TOTAL REITS - OFFICE BUILDINGS		54,883,009
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Shopping Centers - 11.6%
Developers Diversified Realty Corp.	152,600	$ 7,324,800
Equity One, Inc.	32,000	738,560
Inland Real Estate Corp. (d)	383,900	5,804,568
Kimco Realty Corp.	155,490	5,804,442
Vornado Realty Trust (d)	133,650	14,304,560
TOTAL REITS - SHOPPING CENTERS		33,976,930
TOTAL REAL ESTATE INVESTMENT TRUSTS		262,036,315
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.6%
Real Estate Management & Development - 3.6%
Brookfield Properties Corp.	418,500	9,458,100
Grubb & Ellis Co. (a)	96,200	940,836
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		10,398,936
TOTAL COMMON STOCKS (Cost $267,765,610)		286,100,779
Money Market Funds - 16.7%

Fidelity Cash Central Fund, 5.38% (b)	6,513,129	6,513,129
Fidelity Securities Lending Cash Central Fund, 5.39% (b)(c)	42,429,613	42,429,613
TOTAL MONEY MARKET FUNDS (Cost $48,942,742)		48,942,742
TOTAL INVESTMENT PORTFOLIO - 114.5% (Cost $316,708,352)		335,043,521
NET OTHER ASSETS - (14.5)%		(42,364,481)
NET ASSETS - 100%		$ 292,679,040
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 418,427
Fidelity Securities Lending Cash Central Fund	65,708
Total	$ 484,135

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2007
Assets
Investment in securities, at value (including securities loaned of $41,993,217) - See accompanying schedule: Unaffiliated issuers (cost $267,765,610)	$ 286,100,779
Fidelity Central Funds (cost $48,942,742)	48,942,742
Total Investments (cost $316,708,352)		$ 335,043,521
Foreign currency held at value (cost $20)		20
Receivable for investments sold		3,545,783
Receivable for fund shares sold		236,918
Dividends receivable		113,814
Distributions receivable from Fidelity Central Funds		49,091
Prepaid expenses		451
Other receivables		7
Total assets		338,989,605

Liabilities
Payable for investments purchased	$ 1,697,469
Payable for fund shares redeemed	1,748,265
Accrued management fee	159,481
Distribution fees payable	133,304
Other affiliated payables	99,116
Other payables and accrued expenses	43,317
Collateral on securities loaned, at value	42,429,613
Total liabilities		46,310,565

Net Assets		$ 292,679,040
Net Assets consist of:
Paid in capital		$ 255,887,138
Undistributed net investment income		282,432
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		18,174,353
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,335,117
Net Assets		$ 292,679,040

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($117,830,961 ÷ 6,311,381 shares)	$ 18.67

Maximum offering price per share (100/94.25 of $18.67)	$ 19.81
Class T: Net Asset Value and redemption price per share ($100,621,369 ÷ 5,397,470 shares)	$ 18.64

Maximum offering price per share (100/96.50 of $18.64)	$ 19.32
Class B: Net Asset Value and offering price per share ($25,114,061 ÷ 1,356,657 shares)A	$ 18.51

Class C: Net Asset Value and offering price per share ($36,853,888 ÷ 1,990,795 shares)A	$ 18.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($12,258,761 ÷ 652,070 shares)	$ 18.80

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2007

Investment Income
Dividends		$ 6,529,121
Interest		1,342
Income from Fidelity Central Funds		484,135
Total income		7,014,598

Expenses
Management fee	$ 1,918,136
Transfer agent fees	1,067,107
Distribution fees	1,744,909
Accounting and security lending fees	139,829
Custodian fees and expenses	18,033
Independent trustees' compensation	1,076
Registration fees	124,957
Audit	73,003
Legal	10,411
Miscellaneous	52,108
Total expenses before reductions	5,149,569
Expense reductions	(25,416)	5,124,153
Net investment income (loss)		1,890,445
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,130,155
Foreign currency transactions	2,287
Total net realized gain (loss)		24,132,442
Change in net unrealized appreciation (depreciation) on: Investment securities	(38,960,781)
Assets and liabilities in foreign currencies	(52)
Total change in net unrealized appreciation (depreciation)		(38,960,833)
Net gain (loss)		(14,828,391)
Net increase (decrease) in net assets resulting from operations		$ (12,937,946)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2007	Year ended July 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,890,445	$ 2,590,321
Net realized gain (loss)	24,132,442	18,564,557
Change in net unrealized appreciation (depreciation)	(38,960,833)	13,773,537
Net increase (decrease) in net assets resulting from operations	(12,937,946)	34,928,415
Distributions to shareholders from net investment income	(1,881,167)	(2,073,129)
Distributions to shareholders from net realized gain	(20,008,529)	(8,286,409)
Total distributions	(21,889,696)	(10,359,538)
Share transactions - net increase (decrease)	80,064,090	43,551,731
Total increase (decrease) in net assets	45,236,448	68,120,608

Net Assets
Beginning of period	247,442,592	179,321,984
End of period (including undistributed net investment income of $282,432 and undistributed net investment income of $521,902, respectively)	$ 292,679,040	$ 247,442,592

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.34	$ 18.23	$ 13.22	$ 11.33	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.29	.31	.27	.21
Net realized and unrealized gain (loss)	(.17)	2.85	5.52	2.03	1.28
Total from investment operations	.01	3.14	5.83	2.30	1.49
Distributions from net investment income	(.18)	(.23)	(.29)	(.30)	(.16)
Distributions from net realized gain	(1.50)	(.80)	(.53)	(.11)	-
Total distributions	(1.68)	(1.03)	(.82)	(.41)	(.16)
Net asset value, end of period	$ 18.67	$ 20.34	$ 18.23	$ 13.22	$ 11.33
Total Return B, C, D	(.65)%	18.32%	45.48%	20.59%	15.13%
Ratios to Average Net Assets F, I
Expenses before reductions	1.25%	1.29%	1.31%	1.54%	2.98% A
Expenses net of fee waivers, if any	1.25%	1.25%	1.28%	1.54%	1.75%A
Expenses net of all reductions	1.25%	1.24%	1.25%	1.52%	1.72%A
Net investment income (loss)	.81%	1.59%	1.98%	2.10%	2.35%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,831	$ 85,000	$ 53,097	$ 22,273	$ 3,993
Portfolio turnover rate G	84%	65%	62%	52%	47%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 12, 2002 (commencement of operations) to July 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.31	$ 18.23	$ 13.21	$ 11.32	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.12	.24	.26	.23	.18
Net realized and unrealized gain (loss)	(.16)	2.84	5.53	2.02	1.29
Total from investment operations	(.04)	3.08	5.79	2.25	1.47
Distributions from net investment income	(.13)	(.20)	(.24)	(.25)	(.15)
Distributions from net realized gain	(1.50)	(.80)	(.53)	(.11)	-
Total distributions	(1.63)	(1.00)	(.77)	(.36)	(.15)
Net asset value, end of period	$ 18.64	$ 20.31	$ 18.23	$ 13.21	$ 11.32
Total Return B, C, D	(.89)%	17.98%	45.12%	20.12%	14.91%
Ratios to Average Net Assets F, I
Expenses before reductions	1.50%	1.55%	1.61%	1.86%	3.32%A
Expenses net of fee waivers, if any	1.50%	1.50%	1.57%	1.85%	2.00%A
Expenses net of all reductions	1.49%	1.49%	1.54%	1.83%	1.97%A
Net investment income (loss)	.57%	1.34%	1.70%	1.80%	2.10%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 100,621	$ 91,224	$ 66,303	$ 26,037	$ 9,049
Portfolio turnover rate G	84%	65%	62%	52%	47%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 12, 2002 (commencement of operations) to July 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.19	$ 18.16	$ 13.18	$ 11.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.15	.18	.16	.14
Net realized and unrealized gain (loss)	(.16)	2.83	5.50	2.04	1.28
Total from investment operations	(.15)	2.98	5.68	2.20	1.42
Distributions from net investment income	(.05)	(.15)	(.17)	(.20)	(.13)
Distributions from net realized gain	(1.48)	(.80)	(.53)	(.11)	-
Total distributions	(1.53)	(.95)	(.70)	(.31)	(.13)
Net asset value, end of period	$ 18.51	$ 20.19	$ 18.16	$ 13.18	$ 11.29
Total Return B, C, D	(1.45)%	17.42%	44.31%	19.67%	14.38%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.02%	2.05%	2.10%	2.33%	3.82%A
Expenses net of fee waivers, if any	2.00%	2.00%	2.07%	2.33%	2.50%A
Expenses net of all reductions	2.00%	1.98%	2.03%	2.31%	2.47%A
Net investment income (loss)	.07%	.84%	1.20%	1.31%	1.60%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,114	$ 27,397	$ 26,349	$ 12,910	$ 5,061
Portfolio turnover rate G	84%	65%	62%	52%	47%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 12, 2002 (commencement of operations) to July 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.21	$ 18.17	$ 13.18	$ 11.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	.15	.19	.17	.14
Net realized and unrealized gain (loss)	(.16)	2.84	5.50	2.03	1.28
Total from investment operations	(.15)	2.99	5.69	2.20	1.42
Distributions from net investment income	(.05)	(.15)	(.17)	(.20)	(.13)
Distributions from net realized gain	(1.50)	(.80)	(.53)	(.11)	-
Total distributions	(1.55)	(.95)	(.70)	(.31)	(.13)
Net asset value, end of period	$ 18.51	$ 20.21	$ 18.17	$ 13.18	$ 11.29
Total Return B, C, D	(1.45)%	17.46%	44.38%	19.67%	14.38%
Ratios to Average Net Assets F, I
Expenses before reductions	2.01%	2.05%	2.09%	2.29%	3.76%A
Expenses net of fee waivers, if any	2.00%	2.00%	2.05%	2.29%	2.50%A
Expenses net of all reductions	2.00%	1.98%	2.02%	2.27%	2.47%A
Net investment income (loss)	.06%	.84%	1.22%	1.35%	1.60%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,854	$ 36,669	$ 29,410	$ 13,671	$ 5,059
Portfolio turnover rate G	84%	65%	62%	52%	47%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period September 12, 2002 (commencement of operations) to July 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2007	2006	2005	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 20.47	$ 18.33	$ 13.28	$ 11.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.24	.35	.36	.32	.23
Net realized and unrealized gain (loss)	(.17)	2.85	5.56	2.04	1.28
Total from investment operations	.07	3.20	5.92	2.36	1.51
Distributions from net investment income	(.24)	(.26)	(.34)	(.32)	(.16)
Distributions from net realized gain	(1.50)	(.80)	(.53)	(.11)	-
Total distributions	(1.74)	(1.06)	(.87)	(.43)	(.16)
Net asset value, end of period	$ 18.80	$ 20.47	$ 18.33	$ 13.28	$ 11.35
Total Return B, C	(.37)%	18.61%	46.05%	21.11%	15.33%
Ratios to Average Net Assets E, H
Expenses before reductions	.98%	.94%	.91%	1.12%	2.68% A
Expenses net of fee waivers, if any	.98%	.94%	.91%	1.12%	1.50%A
Expenses net of all reductions	.97%	.92%	.88%	1.10%	1.47%A
Net investment income (loss)	1.09%	1.90%	2.35%	2.53%	2.60%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,259	$ 7,152	$ 4,162	$ 2,478	$ 1,225
Portfolio turnover rate F	84%	65%	62%	52%	47%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period September 12, 2002 (commencement of operations) to July 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2007

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 43,416,038
Unrealized depreciation	(26,403,919)
Net unrealized appreciation (depreciation)	17,012,119
Undistributed ordinary income	282,432
Undistributed long-term capital gain	14,747,741

Cost for federal income tax purposes	$ 318,031,402

The tax character of distributions paid was as follows:

	July 31, 2007	July 31, 2006
Ordinary Income	$ 6,191,707	$ 5,799,680
Long-term Capital Gains	15,697,989	4,559,858
Total	$ 21,889,696	$ 10,359,538

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $342,163,907 and $276,670,837, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	.00%	.25%	$ 317,170	$ 39,597
Class T	.25%	.25%	600,346	7,270
Class B	.75%	.25%	326,348	245,531
Class C	.75%	.25%	501,045	123,812
			$ 1,744,909	$ 416,210

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 173,108
Class T	32,468
Class B*	52,462
Class C*	12,974
$ 271,012

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 397,116.31
Class T	368,236.31
Class B	106,998.33
Class C	159,744.32
Institutional Class	35,013.29
	$ 1,067,107

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,970 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $592 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $65,708.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class B	2.00%	$ 6,449
Class C	2.00%	4,791
		$ 11,240

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,104 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses.

Annual Report

9. Expense Reductions - continued

During the period, these credits reduced the Fund's custody expenses by $3,421. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 2,910
Institutional Class	238
$ 3,148

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

Notes to Financial Statements - continued

10. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2007	2006
From net investment income
Class A	$ 910,999	$ 741,719
Class T	671,347	796,426
Class B	73,434	226,838
Class C	121,385	250,448
Institutional Class	104,002	57,698
Total	$ 1,881,167	$ 2,073,129
From net realized gain
Class A	$ 7,016,390	$ 2,548,943
Class T	7,245,930	3,068,411
Class B	2,110,416	1,188,352
Class C	3,021,230	1,299,203
Institutional Class	614,563	181,500
Total	$ 20,008,529	$ 8,286,409

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2007	2006	2007	2006
Class A
Shares sold	4,162,272	2,262,157	$ 91,668,160	$ 41,503,690
Reinvestment of distributions	360,748	181,664	7,512,896	3,138,257
Shares redeemed	(2,390,088)	(1,177,662)	(51,262,823)	(21,289,349)
Net increase (decrease)	2,132,932	1,266,159	$ 47,918,233	$ 23,352,598
Class T
Shares sold	3,133,447	2,143,039	$ 69,066,846	$ 39,115,936
Reinvestment of distributions	366,028	214,228	7,615,273	3,700,674
Shares redeemed	(2,592,591)	(1,504,010)	(55,812,105)	(27,210,343)
Net increase (decrease)	906,884	853,257	$ 20,870,014	$ 15,606,267
Class B
Shares sold	522,263	398,999	$ 11,374,401	$ 7,246,734
Reinvestment of distributions	95,389	73,796	1,975,227	1,270,470
Shares redeemed	(618,201)	(566,868)	(13,210,441)	(10,197,671)
Net increase (decrease)	(549)	(94,073)	$ 139,187	$ (1,680,467)
Class C
Shares sold	1,257,900	763,395	$ 27,435,286	$ 14,132,910
Reinvestment of distributions	135,205	80,957	2,802,482	1,394,942
Shares redeemed	(1,217,050)	(647,908)	(25,938,064)	(11,656,661)
Net increase (decrease)	176,055	196,444	$ 4,299,704	$ 3,871,191
Institutional Class
Shares sold	643,980	225,212	$ 14,342,713	$ 4,253,663
Reinvestment of distributions	30,501	12,056	638,492	209,183
Shares redeemed	(371,732)	(115,041)	(8,144,253)	(2,060,704)
Net increase (decrease)	302,749	122,227	$ 6,836,952	$ 2,402,142

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from September 12, 2002 (commencement of operations) to July 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period from September 12, 2002 (commencement of operations) to July 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 17, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 353 funds advised by FMR or an affiliate. Mr. Curvey oversees 317 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is Vice Chairman (2006-present) and Director of FMR Corp. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR Corp. (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (66)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Mauriello may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Mr. Curvey, and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (62)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002- 2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006- present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Real Estate. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Dwight D. Churchill (53)

Year of Election or Appointment: 2005

Vice President of Advisor Real Estate. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005- present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Boyce I. Greer (51)

Year of Election or Appointment: 2005

Vice President of Advisor Real Estate. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002- 2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Real Estate. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Real Estate. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), Vice President and Secretary of FDC (2006-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Real Estate. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Real Estate. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-
present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Real Estate. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Real Estate. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Real Estate. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999- 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Real Estate. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Real Estate. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Real Estate. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Annual Report

Distributions

The Board of Trustees of Advisor Real Estate Fund voted to pay to shareholder of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	09/17/2007	09/14/2007	$0.098	$1.03

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2007 $20,232,356, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 30, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees. A
	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	2,206,930,035.62	96.925
Withheld	70,013,151.28	3.075
TOTAL	2,276,943,186.90	100.000
Albert R. Gamper, Jr.
Affirmative	2,206,929,647.55	96.925
Withheld	70,013,539.35	3.075
TOTAL	2,276,943,186.90	100.000
Robert M. Gates
Affirmative	2,205,212,761.55	96.850
Withheld	71,730,425.35	3.150
TOTAL	2,276,943,186.90	100.000
George H. Heilmeier
Affirmative	2,204,247,730.70	96.807
Withheld	72,695,456.20	3.193
TOTAL	2,276,943,186.90	100.000
Edward C. Johnson 3d
Affirmative	2,203,739,123.67	96.785
Withheld	73,204,063.23	3.215
TOTAL	2,276,943,186.90	100.000
Stephen P. Jonas
Affirmative	2,207,154,045.47	96.935
Withheld	69,789,141.43	3.065
TOTAL	2,276,943,186.90	100.000
James H. KeyesB
Affirmative	2,205,258,024.08	96.852
Withheld	71,685,162.82	3.148
TOTAL	2,276,943,186.90	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	2,205,892,060.16	96.880
Withheld	71,051,126.74	3.120
TOTAL	2,276,943,186.90	100.000
Ned C. Lautenbach
Affirmative	2,205,297,807.97	96.853
Withheld	71,645,378.93	3.147
TOTAL	2,276,943,186.90	100.000
William O. McCoy
Affirmative	2,204,396,505.93	96.814
Withheld	72,546,680.97	3.186
TOTAL	2,276,943,186.90	100.000
Robert L. Reynolds
Affirmative	2,206,981,118.77	96.927
Withheld	69,962,068.13	3.073
TOTAL	2,276,943,186.90	100.000
Cornelia M. Small
Affirmative	2,206,379,820.44	96.901
Withheld	70,563,366.46	3.099
TOTAL	2,276,943,186.90	100.000
William S. Stavropoulos
Affirmative	2,205,403,278.90	96.858
Withheld	71,539,908.00	3.142
TOTAL	2,276,943,186.90	100.000
Kenneth L. Wolfe
Affirmative	2,205,707,840.10	96.871
Withheld	71,235,346.80	3.129
TOTAL	2,276,943,186.90	100.000
A Denotes trust-wide proposal and voting results. B Effective on or about January 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Real Estate Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Real Estate Fund

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 6% means that 94% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked equal to its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AREI-UANN-0907
1.789708.104

Item 2. Code of Ethics

As of the end of the period, July 31, 2007, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Biotechnology Fund	$38,000	$31,000
Fidelity Advisor Communications Equipment Fund	$38,000	$31,000
Fidelity Advisor Consumer Discretionary Fund	$36,000	$31,000
Fidelity Advisor Electronics Fund	$38,000	$31,000
Fidelity Advisor Energy Fund	$40,000	$34,000
Fidelity Advisor Financial Services Fund	$39,000	$33,000
Fidelity Advisor Health Care Fund	$40,000	$34,000
Fidelity Advisor Industrials Fund	$37,000	$31,000
Fidelity Advisor Real Estate Fund	$62,000	$52,000
Fidelity Advisor Technology Fund	$40,000	$34,000
Fidelity Advisor Utilities Fund	$37,000	$31,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$7,100,000	$5,900,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended July 31, 2007 and July 31, 2006 the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Biotechnology Fund	$0	$0
Fidelity Advisor Communications Equipment Fund	$0	$0
Fidelity Advisor Consumer Discretionary Fund	$0	$0
Fidelity Advisor Electronics Fund	$0	$0
Fidelity Advisor Energy Fund	$0	$0
Fidelity Advisor Financial Services Fund	$0	$0
Fidelity Advisor Health Care Fund	$0	$0
Fidelity Advisor Industrials Fund	$0	$0
Fidelity Advisor Real Estate Fund	$0	$0
Fidelity Advisor Technology Fund	$0	$0
Fidelity Advisor Utilities Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007A	2006A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Biotechnology Fund	$4,200	$4,000
Fidelity Advisor Communications Equipment Fund	$4,200	$4,000
Fidelity Advisor Consumer Discretionary Fund	$5,200	$4,000
Fidelity Advisor Electronics Fund	$4,200	$4,000
Fidelity Advisor Energy Fund	$5,200	$4,000
Fidelity Advisor Financial Services Fund	$5,200	$4,000
Fidelity Advisor Health Care Fund	$5,200	$4,000
Fidelity Advisor Industrials Fund	$5,200	$4,000
Fidelity Advisor Real Estate Fund	$5,200	$4,200
Fidelity Advisor Technology Fund	$5,200	$4,000
Fidelity Advisor Utilities Fund	$5,200	$4,000
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Biotechnology Fund	$0	$0
Fidelity Advisor Communications Equipment Fund	$0	$0
Fidelity Advisor Consumer Discretionary Fund	$0	$0
Fidelity Advisor Electronics Fund	$0	$0
Fidelity Advisor Energy Fund	$0	$0
Fidelity Advisor Financial Services Fund	$0	$0
Fidelity Advisor Health Care Fund	$0	$0
Fidelity Advisor Industrials Fund	$0	$0
Fidelity Advisor Real Estate Fund	$0	$0
Fidelity Advisor Technology Fund	$0	$0
Fidelity Advisor Utilities Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
Deloitte Entities	$180,000	$255,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate fees billed by Deloitte Entities of $610,000A and $670,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$235,000	$300,000
Non-Covered Services	$375,000	$370,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	September 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	September 27, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	September 27, 2007